                        STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                          DEPOSITOR

                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                           TRUSTEE

                                             and

                                   EMC MORTGAGE CORPORATION
                                 SERVICER, SELLER AND COMPANY

            ------------------------------------------------------------------------

                               POOLING AND SERVICING AGREEMENT

                                 Dated as of October 1, 2005

            ------------------------------------------------------------------------

                        STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                         GreenPoint Mortgage Funding Trust 2005-AR5,
                     Mortgage Pass-Through Certificates, Series 2005-AR5

                                          ARTICLE I
                                         DEFINITIONS

                                          ARTICLE II
               CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

                                         ARTICLE III
                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.08      Documents, Records and Funds in Possession of Servicer To Be Held

Section 3.12      Trustee to Retain Possession of Certain Insurance Policies and

                                          ARTICLE IV
                                           ACCOUNTS

Section 4.05      Class A Reserve Fund, Class I-A-2 Reserve Fund and Subordinate
                  Reserve Fund.............................................................60
Section 4.06      Statements to the Trustee................................................60
Section 4.07      [Reserved]
Section 4.08         [Reserved]
Section 4.09      Class XP Reserve Account.................................................60
Section 4.10      Certificate Insurance Policy and the Policy Account......................60

                                          ARTICLE V
                                         CERTIFICATES

                                          ARTICLE VI
                                PAYMENTS TO CERTIFICATEHOLDERS

Section 6.07      Distributions on REMIC I Regular Interests and REMIC II Regular
                  Interests................................................................88

                                         ARTICLE VII
                                         THE SERVICER

                                         ARTICLE VIII
                                           DEFAULT

                                          ARTICLE IX
                                    CONCERNING THE TRUSTEE

Section 9.12      Federal Information Returns and Reports to Certificateholders;
                  REMIC Administration....................................................105

                                          ARTICLE X
                                         TERMINATION

Section 10.01     Termination Upon Repurchase by EMC or its Designee or Liquidation
                  of the Mortgage Loans...................................................108
Section 10.02     Additional Termination Requirements.....................................110

                                          ARTICLE XI
                                   MISCELLANEOUS PROVISIONS

                                          APPENDICES

Appendix 1            -   Calculation of Class Y Principal Reduction Amounts
Appendix 2            -   Calculation of REMIC II Principal Reduction Amounts

                                           EXHIBITS

Exhibit A-1           -      Form of Class A Certificates
Exhibit A-2           -      Form of Class M Certificates
Exhibit A-3           -      Form of Class B-1, B-2 and B-3 Certificates
Exhibit A-4-1         -      Form of Class R Certificates
Exhibit A-4-2         -      Form of Class R-X Certificates
Exhibit A-5           -      Form of Senior Class X Certificates
Exhibit A-6           -      Form of Class M-X Certificates
Exhibit A-7           -      Form of Class B-4, B-5 and B-6 Certificates
Exhibit A-8           -      Form of Class XP Certificate
Exhibit B             -      Mortgage Loan Schedule
Exhibit C             -      [Reserved]
Exhibit D             -      Request for Release of Documents
Exhibit E             -      Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1           -      Form of Investment Letter
Exhibit F-2           -      Form of Rule 144A and Related Matters Certificate
Exhibit G             -      Form of Custodial Agreement
Exhibit H             -      Mortgage Loan Purchase Agreement
Exhibit I             -      Form of Trustee Limited Power of Attorney
Exhibit J             -      [Reserved]
Exhibit K             -      Loan Level Format for Tape Input, Servicer Period Reporting
Exhibit L             -      Reporting Data for Defaulted Loans
Exhibit M             -      [Reserved]
Exhibit N             -      [Reserved]
Exhibit O             -      Certificate Insurance Policy

149

                               POOLING AND SERVICING AGREEMENT

        Pooling and Servicing  Agreement dated as of October 1, 2005,  among  Structured Asset
Mortgage Investments II Inc., a Delaware  corporation,  as depositor (the "Depositor"),  Wells
Fargo  Bank,  National  Association,  a banking  association  organized  under the laws of the
United States,  not in its individual  capacity but solely as trustee (the  "Trustee") and EMC
Mortgage  Corporation,  as servicer (in such capacity,  the  "Servicer"),  as company (in such capacity, the "Company" or "EMC") and, as seller (in such capacity, the "Seller").

                                    PRELIMINARY STATEMENT

        On or prior to the Closing Date,  the Depositor  acquired the Mortgage  Loans from the
Seller.  On the Closing  Date,  the Depositor  will sell the Mortgage  Loans and certain other property to the Trust Fund and receive in consideration  therefor Certificates  evidencing the entire beneficial ownership interest in the Trust Fund.

        The Trustee on behalf of the Trust shall make an election for the assets  constituting
REMIC I to be treated for federal  income tax  purposes as a REMIC.  On the Startup  Day,  the
REMIC I Regular Interests will be designated "regular interests" in such REMIC.

        The Trustee on behalf of the Trust shall make an election for the assets  constituting
REMIC II to be treated for federal  income tax  purposes as a REMIC.  On the Startup  Day, the
REMIC II Regular Interests will be designated "regular interests" in such REMIC.

        The Trustee on behalf of the Trust shall make an election for the assets  constituting
REMIC III to be treated for federal  income tax  purposes as a REMIC.  On the Startup Day, the
REMIC III Regular Interests will be designated "regular interests" in such REMIC.

        The Trustee on behalf of the Trust shall make an election for the assets  constituting
REMIC IV to be treated for federal  income tax  purposes as a REMIC.  On the Startup  Day, the
REMIC IV Regular Interests will be designated "regular interests" in such REMIC.

        The Class R  Certificates will evidence  ownership of the "residual  interest" in each of REMIC I, REMIC II and REMIC III. The  Class R-X  Certificates  will  evidence  ownership of the "residual interest" in REMIC IV.

        The Group I  Mortgage  Loans  will have an  Outstanding  Principal  Balance  as of the
Cut-off Date,  after  deducting all Scheduled  Principal due on or before the Cut-off Date, of approximately  $400,404,842.  The  Sub-Group  IIa  Mortgage  Loans  will  have an  Outstanding
Principal  Balance as of the Cut-off Date,  after deducting all Scheduled  Principal due on or before the Cut-off  Date, of  approximately  $293,270,183.  The  Sub-Group IIb Mortgage  Loans
will have an  Outstanding  Principal  Balance as of the  Cut-off  Date,  after  deducting  all
Scheduled  Principal  due on or before the Cut-off Date, of  approximately  $260,689,828.  The
Sub-Group  IIc Mortgage  Loans will have an  Outstanding  Principal  Balance as of the Cut-off
Date,  after  deducting  all  Scheduled  Principal  due on or  before  the  Cut-off  Date,  of approximately  $143,703,912.  The Group III Mortgage Loans will have an Outstanding  Principal
Balance as of the Cut-off Date,  after deducting all Scheduled  Principal due on or before the
Cut-off  Date,  of  approximately  $137,649,937.  The  Group IV  Mortgage  Loans  will have an
Outstanding  Principal  Balance  as  of  the  Cut-off  Date,  after  deducting  all  Scheduled
Principal due on or before the Cut-off Date, of approximately $197,667,137.

        In  consideration  of the mutual  agreements  herein  contained,  the  Depositor,  the
Servicer, the Seller, the Company and the Trustee agree as follows:

                                          ARTICLE I
                                         Definitions

        Whenever used in this  Agreement,  the following words and phrases,  unless  otherwise expressly  provided  or  unless  the  context  otherwise  requires,  shall  have the  meanings specified in this Article.

        Accepted  Servicing  Practices:  With respect to any  Mortgage  Loan,  as  applicable,
those  customary  mortgage  servicing   practices,   including  prudent  collection  and  loan
administration  procedures,  of prudent mortgage servicing  institutions that service mortgage loans of the same  type and  quality  as such  Mortgage  Loan in the  jurisdiction  where  the related Mortgaged Property is located, to the extent applicable to the Servicer.

        Account:  The  Custodial  Account,  the  Distribution  Account,  the Class XP  Reserve
Account,  the Class A Reserve Fund,  the  Subordinate  Reserve Fund or the Class I-A-2 Reserve
Fund as the context may require.

        Accrued  Certificate  Interest:  With  respect  to the  Certificates  of any  Class or
Component  (other  than the  Class R  Certificates,  Class R-X  Certificates  and the Class XP
Certificates)  on any  Distribution  Date, is equal to the amount of interest  accrued  during the  related  Interest  Accrual  Period at the  applicable  Pass-Through  Rate on the  Current
Principal Amount or Notional Amount, as applicable,  of such Certificate  immediately prior to such  Distribution  Date,  less (1) in the case of a Senior  Certificate,  such  Certificate's share of (a) Prepayment  Interest  Shortfalls on the related Mortgage Loans, to the extent not covered by Compensating  Interest  Payments paid by the Servicer,  (b) interest  shortfalls on the related  Mortgage Loans  resulting from the application of the Relief Act or similar state law, (c) after the applicable  Cross-Over  Date, the interest  portion of any Realized  Losses on the related  Mortgage  Loans,  in each case,  allocated  thereto in accordance with Section
6.02(g) and (d) any shortfalls  resulting from Net Deferred  Interest on Mortgage Loans in the related Loan Group or Sub-Group  allocated thereto in accordance with Section 6.01(e),  (2) in the case of a Subordinate  Certificate,  such Certificate's  share of (a) Prepayment  Interest
Shortfalls on the Mortgage  Loans in each Loan Group or  Sub-Group,  to the extent not covered by  Compensating  Interest  Payment  paid by the  Servicer,  (b)  interest  shortfalls  on the
Mortgage Loans in each Loan Group or Sub-Group  resulting  from the  application of the Relief
Act or similar  state law,  (c) the interest  portion of any  Realized  Losses on the Mortgage
Loans in each Loan Group or Sub-Group  allocated  thereto in accordance  with Section  6.02(g)
and (d) any  shortfalls  resulting  from Net Deferred  Interest on the Mortgage  Loans in each
Loan Group or Sub-Group  allocated thereto in accordance with Section 6.01(e),  and (3) in the case of the  Class X  Certificates,  the  amount of any  Carryover  Shortfall  Amount  for the related Class A Certificates  or Components  (in the case of the Senior Class X  Certificates)
and, with respect to the Class II-X Certificates,  for the unrelated  Components (as described in Section  6.01(a)  herein) and any Carryover  Shortfall  Amount for the Class M Certificates
and  the  Class  B  Certificates  (in  the  case  of  the  Class  M-X  Certificates).  Accrued
Certificate  Interest is  calculated  on the basis of (i) a 360-day year  consisting of twelve
30-day  months for the Class  I-A-2,  Class IV-A and Class X  Certificates  and (ii) a 360-day
year and the actual  number of days  elapsed in the  Interest  Accrual  Period for the Class A
(other than the Class I-A-2 Certificates and the Class IV-A  Certificates),  Class M and Class
B Certificates.  No Accrued Certificate  Interest will be payable with respect to any Class or
Component of Certificates  if the outstanding  Current  Principal  Amount of such  Certificate
(other than the Class X Certificates) has been reduced to zero.

        Affiliate:  As to any Person,  any other Person  controlling,  controlled  by or under common  control  with such  Person.  "Control"  means the power to direct the  management  and
policies  of  a  Person,   directly  or  indirectly,   whether  through  ownership  of  voting
securities,   by  contract  or  otherwise.   "Controlled"  and  "Controlling"   have  meanings
correlative to the  foregoing.  The Trustee may  conclusively  presume that a Person is not an
Affiliate of another Person unless a Responsible  Officer of the Trustee has actual  knowledge to the contrary.

        Aggregate  Premium  Amount:  As to any  Distribution  Date and each  Class of  Insured
Certificates,  the  product  of  one-twelfth  of the  Premium  Rate and the  aggregate  of the
Current  Principal  Amounts  of  the  Insured   Certificates  on  the  immediately   preceding
Distribution  Date, or, in the case of the first  Distribution Date, the Closing Date, in each case after giving effect to distributions of principal made on such Distribution Date.

        Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

        Allocable  Share:  With  respect  to any  Class of  Subordinate  Certificates  and any
Distribution  Date, an amount equal to the product of (i) the  Subordinate  Optimal  Principal
Amount after giving effect to the reduction of the Current  Principal  Amount of the Class M-X
Certificates on such  Distribution  Date and (ii) the fraction,  the numerator of which is the
Current  Principal Amount of such Class and the denominator of which is the aggregate  Current
Principal Amount of all Classes of the Subordinate  Certificates;  provided,  however, that no
Class of Subordinate  Certificates  (other than the outstanding  Class M Certificates or if no
Class M  Certificates  are  outstanding,  the Class of Class B  Certificates  with the  lowest numerical  designation)  shall be entitled on any Distribution  Date to receive  distributions pursuant to clauses (ii),  (iii) and (v) of the  definition of Subordinate  Optimal  Principal
Amount unless the related  Class Prepayment  Distribution  Trigger for such  Distribution Date has been satisfied (any amount  distributable  pursuant to clauses (ii),  (iii) and (v) of the definition of Subordinate  Optimal  Principal  Amount shall be  distributed  among the Classes entitled thereto,  pro rata based on their respective  Current Principal  Amounts);  provided, further,  that if on a  Distribution  Date,  the  Current  Principal  Amount  of any  Class of
Subordinate  Certificates  for which the  related  Class Prepayment  Distribution  Trigger has been  satisfied  is  reduced  to  zero,  such  Class's  remaining  Allocable  Share  shall  be distributed  to the remaining  Classes of Subordinate  Certificates  which satisfy the related
Class Prepayment  Distribution  Trigger in reduction  of their  respective  Current  Principal
Amounts,  sequentially,   first  to  the  Class  M  Certificates  and  then  to  the  Class  B
Certificates, in each case, in the order of their numerical Class designations.

        Applicable Credit Rating:  For any long-term  deposit or security,  a credit rating of
AAA in the case of S&P or Aaa in the  case of  Moody's  (or with  respect  to  investments  in money market  funds,  a credit rating of "AAAm" or "AAAm-G" in the case of S&P and the highest rating given by Moody's for money market  funds in the case of  Moody's).  For any  short-term deposit  or  security,  or a  rating  of A-l+ in the  case of S&P or  Prime-1  in the  case of
Moody's.

        Applicable  State Law:  For  purposes of  Section 9.12(d),  the  Applicable  State Law shall  be (a)  the  law of  the  State  of New  York  and  (b)  such  other  state  law  whose applicability  shall  have been  brought to the  attention  of the  Trustee  by either  (i) an
Opinion of Counsel  reasonably  acceptable  to the Trustee  delivered to it by the Servicer or the  Depositor,  or  (ii) written  notice  from the  appropriate  taxing  authority  as to the applicability of such state law.

        Appraised  Value:  For any Mortgaged  Property  related to a Mortgage Loan, the amount set forth as the  appraised  value of such  Mortgaged  Property in an  appraisal  made for the mortgage originator in connection with its origination of the related Mortgage Loan.

        Assumed Final  Distribution Date: For the Offered  Certificates  (other than the Class
II-A-2 Certificates and the Class III-A-2  Certificates)  November 25, 2045, and for the Class
II-A-2  Certificates  and the Class  III-A-2  Certificates,  November 25, 2046, or if any such day is not a Business Day, the next succeeding Business Day.

        Available  Funds:  With  respect  to  any  Distribution  Date  and  a  Loan  Group  or
Sub-Group,  an amount  equal to the  aggregate  of the  following  amounts with respect to the
Mortgage  Loans in the  related  Loan  Group:  (a) all  previously  undistributed  payments on account of  principal  (including  the  principal  portion of  Scheduled  Payments,  Principal
Prepayments  and the  principal  portion  of Net  Liquidation  Proceeds)  and  all  previously undistributed  payments  on account of  interest  received  after the  Cut-off  Date and on or prior to the related  Determination  Date from the Mortgage Loans in the related Loan Group or
Sub-Group,  (b) any Monthly Advances and Compensating  Interest  Payments by the Servicer with respect to such  Distribution  Date in respect of the Mortgage Loans in the related Loan Group or Sub-Group,  (c) any reimbursed  amount in connection with losses on investments of deposits in an account for the related  Mortgage Loans and (d) any amount  allocated from the Available
Funds of another Loan Group in accordance with Section 6.01(a)(F), except:

(i) all payments that were received before the Cut-off Date;

(ii) all  Principal  Prepayments  and  Liquidation  Proceeds  received  after  the  applicable
Prepayment Period;

(iii) all  payments,  other  than  Principal  Prepayments,  that  represent  early  receipt of
Scheduled Payments due on a date or dates subsequent to the related Due Date;

(iv) amounts  received on particular  Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

(v) amounts representing Monthly Advances determined to be Nonrecoverable Advances;

(vi) any  investment  earnings  on amounts on deposit in the  Custodial  Account,  the Class A
Reserve  Fund,  the   Subordinate   Reserve  Fund,  the  Class  I-A-2  Reserve  Fund  and  the
Distribution  Account and amounts  permitted to be withdrawn  from the  Custodial  Account and the Distribution Account pursuant to this Agreement;

(vii) amounts  needed to pay the  Servicing  Fee or to reimburse  the Servicer for amounts due under  this  Agreement  to the  extent  such  amounts  have  not  been  retained  by,  or paid previously to, the Servicer;

(viii) amounts  applied  to pay any fees with  respect  to any  lender-paid  primary  mortgage insurance policy (if any);

(ix) any  expenses  or  other  amounts  reimbursable  to the  Trustee,  the  Servicer  and the
Custodian pursuant to Section 7.04(c) or Section 9.05; and

               (x)    the portion of the Aggregate Premium Amount payable on such
Distribution Date to the Certificate Insurer.

        Average  Loss  Severity  Percentage:  With respect to any  Distribution  Date and each
Loan Group,  the  percentage  equivalent  of a fraction,  the numerator of which is the sum of the Loss Severity  Percentages  for each Mortgage Loan in such Loan Group which had a Realized
Loss and the  denominator  of which is the number of Mortgage  Loans in the related Loan Group that had Realized Losses.

        Bankruptcy  Code:  The United  States  Bankruptcy  Code,  as amended as codified in 11
U.S.C. §§ 101-1330.

        Bankruptcy  Loss:  With respect to any Mortgage Loan, any Deficient  Valuation or Debt
Service Reduction related to such Mortgage Loan as reported by the Servicer.

        Book-Entry  Certificates:  Initially,  all  Classes  of  Certificates  other  than the
Private Certificates and the Residual Certificates.

        Business  Day: Any day other than (i) a  Saturday or a Sunday,  or (ii) a day on which the New York Stock Exchange or Federal  Reserve is closed or on which banking  institutions in the  jurisdiction  in which the Trustee,  the  Custodian or the  Servicer  are  authorized  or obligated by law or executive order to be closed.

        Carryover  Shortfall Amount:  For any Distribution Date and for the Class I-A-1, Class
II-A,  Class III-A,  Class M and Class B Certificates,  an amount equal to the sum of: (i) the excess, if any, of (a) the amount of Accrued  Certificate  Interest that would have accrued on such  class at a  pass-through  rate  equal to the  lesser  of (I)  One-Month  LIBOR  plus the related Margin and (II) 10.50%,  over (b) the amount of Accrued  Certificate  Interest on such
Class for such  Distribution  Date less the amount of any Net Deferred  Interest  added to the
Current  Principal  Amount of such Class on that  Distribution  Date;  (ii) the portion of the amount  described in clause (i) above  remaining  unpaid from prior  Distribution  Dates;  and
(iii) one  month's  interest  at the rate  described  in  clause  (i)(a)  above on the  amount described in clause (ii) above.

        Cash Liquidation:  As to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition  occurred,  a determination  by the Servicer that it has received all
Insurance  Proceeds,  Liquidation  Proceeds and other  payments or cash  recoveries  which the
Servicer  reasonably and in good faith expects to be finally  recoverable with respect to such
Mortgage Loan.

        Certificate:  Any mortgage pass-through  certificate evidencing a beneficial ownership interest  in the Trust Fund  signed and  countersigned  by the  Trustee in  substantially  the forms  annexed  hereto as Exhibits  A-1,  A-2, A-3, A-4, A-5, A-6, A-7 and A-8 with the blanks therein appropriately completed.

        Certificate  Group:  With  respect  to Loan  Group I, the Group I  Certificates,  with respect to Loan  Group II,  the Group II  Certificates,  with  respect to Loan Group III,  the
Group III Certificates, and with respect to Loan Group IV, the Group IV Certificates.

        Certificate  Insurance Policy: The Certificate  Insurance Policy,  dated as of October
31, 2005,  endorsed by the Certificate  Insurer to the Trustee on behalf of the Holders of the
Insured Certificates, a copy of which is attached hereto as Exhibit O.

        Certificate Insurer:  Ambac Assurance Corporation.

        Certificate  Insurer  Default:  The existence and continuance of any of the following:
(a) a failure by the  Certificate  Insurer to make a payment  required  under the  Certificate
Insurance  Policy in accordance with its terms;  (b) the entry of a decree or order of a court or agency having  jurisdiction  in respect of the Certificate  Insurer in an involuntary  case under  any  present  or  future  federal  or  state  bankruptcy,  insolvency  or  similar  law appointing  a  conservator  or  receiver  or  liquidator  or  other  similar  official  of the
Certificate  Insurer or of any substantial  part of its property,  or the entering of an order for  the  winding  up or  liquidation  of the  affairs  of the  Certificate  Insurer  and  the continuance  of any such decree or order  undischarged  or unstayed  and in force for a period of 90 consecutive  days;  (c) the  Certificate  Insurer shall consent to the  appointment of a
conservator  or  receiver  or  liquidator  or  other  similar   official  in  any  insolvency,
readjustment  of debt,  marshaling  of assets and  liabilities  or similar  proceedings  of or relating  to the  Certificate  Insurer or of or relating  to all or  substantially  all of its property;  or (d) the  Certificate  Insurer  shall admit in writing its  inability  to pay its debts  generally  as they  become  due,  file a petition  to take  advantage  of or  otherwise voluntarily  commence  a case or  proceeding  under  any  applicable  bankruptcy,  insolvency, reorganization  or  other  similar  statute,  make  an  assignment  for  the  benefit  of  its creditors, or voluntarily suspend payment of its obligations.

        Certificate   Owner:  Any  Person  who  is  the  beneficial  owner  of  a  Certificate registered in the name of the Depository or its nominee.

        Certificate Register:  The register maintained pursuant to Section 5.02.

        Certificateholder:  A Holder of a Certificate.

        Class:  With  respect to the  Certificates,  any of Class I-A-1,  Class  I-A-2,  Class
II-A-1, Class II-A-2, Class III-A-1,  Class III-A-2,  Class IV-A-1, Class IV-A-2, Class I-X-1,
Class I-X-2, Class II-X-1,  Class II-X-2,  Class II-X-3,  Class III-X-1,  Class IV-X-1,  Class
IV-X-2,  Class M-X,  Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1,  Class B-2,  Class B-3,  Class B-4, Class B-5, Class B-6, Class R, Class R-X and Class XP
Certificates.

        Class A  Certificates:  The  Class  I-A,  Class  II-A,  Class  III-A  and  Class  IV-A
Certificates.

        Class A Reserve Fund:  As described in Section 4.05 herein.

        Class B  Certificates:  The Class B-1,  Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates.

        Class I-A Certificates: The Class I-A-1 Certificates and the Class I-A-2 Certificates.

        Class I-A-2 Reserve Fund: As described in Section 4.05 herein.

        Class  I-X   Certificates:   The  Class  I-X-1   Certificates   and  the  Class  I-X-2
Certificates.

        Class I-X-1  Notional  Amount:  With  respect to any  Distribution  Date and the Class
I-X-1  Certificates,  the Current  Principal  Amount of the Class I-A-1  Certificates  and the
Class I-X-1  Certificates  (before  taking  into  account  the  payment of  principal  on such
Certificates on such Distribution Date).

        Class I-X-2  Notional  Amount:  With  respect to any  Distribution  Date and the Class
I-X-2  Certificates,  the Current  Principal  Amount of the Class I-A-2  Certificates  and the
Class I-X-2  Certificates  (before  taking  into  account  the  payment of  principal  on such
Certificates on such Distribution Date).

        Class  II-A  Certificates:   The  Class  II-A-1  Certificates  and  the  Class  II-A-2
Certificates.

        Class  II-A-1  Certificates:  The Class  II-A-1a,  Class  II-A-1b  and  Class  II-A-1c
Components.

        Class  II-A-2  Certificates:  The Class  II-A-2a,  Class  II-A-2b  and  Class  II-A-2c
Components.

        Class  II-X   Certificates:   The  Class   II-X-1,   Class  II-X-2  and  Class  II-X-3
Certificates.

        Class II-X-1  Notional  Amount:  With respect to any  Distribution  Date and the Class
II-X-1  Certificates,  the Current Principal Amount of the Class II-A-1a Component,  the Class
II-A-2a  Component and the Class II-X-1  Certificates  (before taking into account the payment of principal on such Components or Certificates on such Distribution Date).

        Class II-X-2  Notional  Amount:  With respect to any  Distribution  Date and the Class
II-X-2  Certificates,  the Current Principal Amount of the Class II-A-1b Component,  the Class
II-A-2b  Component and the Class II-X-2  Certificates  (before taking into account the payment of principal on such Components or Certificates on such Distribution Date).

        Class II-X-3  Notional  Amount:  With respect to any  Distribution  Date and the Class
II-X-3  Certificates,  the Current Principal Amount of the Class II-A-1c Component,  the Class
II-A-2c  Component and the Class II-X-3  Certificates  (before taking into account the payment of principal on such Components or Certificates on such Distribution Date).

        Class  III-A  Certificates:  The Class  III-A-1  Certificates  and the  Class  III-A-2
Certificates.

        Class III-X-1  Notional Amount:  With respect to any  Distribution  Date and the Class
III-X-1  Certificates,  the Current  Principal Amount of the Class III-A-1,  Class III-A-2 and
Class  III-X-1  Certificates  (before  taking into  account the payment of  principal  on such
Certificates on such Distribution Date).

        Class  IV-A  Certificates:   The  Class  IV-A-1  Certificates  and  the  Class  IV-A-2
Certificates.

        Class  IV-X  Certificates:   The  Class  IV-X-1  Certificates  and  the  Class  IV-X-2
Certificates.

        Class IV-X-1  Notional  Amount:  With respect to any  Distribution  Date and the Class
IV-X-1  Certificates,  the Current  Principal Amount of the Class IV-A-1  Certificates and the
Class  IV-X-1  Certificates  (before  taking into  account the  payment of  principal  on such
Certificates on such Distribution Date).

        Class IV-X-2  Notional  Amount:  With respect to any  Distribution  Date and the Class
IV-X-2  Certificates,  the Current  Principal Amount of the Class IV-A-2  Certificates and the
Class  IV-X-2  Certificates  (before  taking into  account the  payment of  principal  on such
Certificates on such Distribution Date).

        Class M  Certificates:  The Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5 and
Class M-6 Certificates.

        Class M-X Notional  Amount:  With respect to any  Distribution  Date and the Class M-X
Certificates,  the aggregate  Current Principal Amount of the Class M-X, Class M and the Class
B Certificates  (before taking into account the payment of principal on such  Certificates  on such Distribution Date).

        Class Prepayment   Distribution  Trigger:  For  a  Class of  Subordinate  Certificates
(other  than the Class M-X  Certificates)  for any  Distribution  Date,  the  Class Prepayment
Distribution  Trigger is satisfied if the fraction (expressed as a percentage),  the numerator of  which  is  the  aggregate  Current  Principal  Amount  of  such  Class and  each  Class of
Subordinate  Certificates,  respectively,  subordinate thereto, if any, and the denominator of which is the Scheduled  Principal  Balance of all of the Mortgage  Loans as of the related Due
Date, equals or exceeds such percentage calculated as of the Closing Date.

        Class R  Certificate:  Any one of the Class R  Certificates  substantially in the form annexed  hereto  as  Exhibit  A-4-1  and  evidencing  ownership  of  interests  designated  as
"residual  interests"  in  REMIC I,   REMIC II  and  REMIC  III  for  purposes  of  the  REMIC
Provisions.  Component I  of the  Class R  Certificates  is  designated  as the sole  class of
"residual interest" in REMIC I,  Component II of the Class R Certificates is designated as the sole class of "residual  interest" in REMIC II and  Component III  of the Class R Certificates
is designated as the sole class of "residual interest" in REMIC III.

        Class R-X  Certificate:  Any one of the Class R-X  Certificates  substantially  in the form annexed  hereto as Exhibit A-4-2 and evidencing  ownership of the "residual  interest" in
REMIC IV for purposes of the REMIC Provisions.

        Class R Deposit:  The $100 deposit into the  Distribution  Account by the Depositor on the Closing Date to pay the Class R  Certificates  in accordance with  Section 6.01(a)  on the
Distribution Date occurring in November 2005.

        Class X Certificates: The Senior Class X Certificates and the Class M-X Certificates.

        Class XP Reserve  Account:  The  account  established  and  maintained  by the Trustee pursuant to Section 4.09 hereof.

        Class Y Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the  Uncertificated  Principal  Balances of the Class Y Regular  Interests  will be reduced on such  Distribution  Date  by the  allocation  of  Realized  Losses  and  the  distribution  of principal, determined as described in Appendix 1.

        Class Y Regular  Interests:  The Class Y-1  Regular  Interest,  the Class Y-2  Regular
Interest, the Class Y-3 Regular Interest and the Class Y-4 Regular Interest..

        Class Y-1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Y-1  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Y-1  Regular  Interest on such
Distribution Date.

        Class Y-1 Principal  Reduction Amount : The Class Y Principal Reduction Amount for the
Class Y-1 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Y-1  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Y-2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Y-2  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Y-2  Regular  Interest on such
Distribution Date.

        Class Y-2 Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the
Class Y-2 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Y-2  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Y-3 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Y-3  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Y-3  Regular  Interest on such
Distribution Date.

        Class Y-3 Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the
Class Y-3 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Y-3  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Y-4 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Y-4  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Y-4  Regular  Interest on such
Distribution Date.

        Class Y-4 Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the
Class Y-4 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Y-4  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the  Uncertificated  Principal  Balances of the Class Z Regular  Interests  will be reduced on such  Distribution  Date  by the  allocation  of  Realized  Losses  and  the  distribution  of principal,  which  shall be in each case the  excess  of (A) the sum of (x) the  excess of the
REMIC I  Available  Distribution  Amount for the related Group (i.e.  the "related  Group" for the Class Z-1 Regular  Interest is the Group I Mortgage  Loans,  the  "related  Group" for the
Class Z-2 Regular  Interest is the Group II Mortgage Loans,  the "related Group" for the Class
Z-3 Regular  Interest is the Group III Mortgage  Loans and the  "related  Group" for the Class
Z-4  Regular  Interest is the Group IV  Mortgage  Loans)  over the sum of the amounts  thereof distributable  (i) in respect of  interest  on such Class Z Regular  Interest  and the related
Class Y Regular  Interest,  (ii) to such  Class Z Regular  Interest  and the  related  Class Y
Regular  Interest  pursuant  to  clause  (e)(i) of the  definition  of  "REMIC I  Distribution
Amount" and (iii) in the case of the Group I Mortgage Loans,  to the Class R Certificates  and
(y) the amount of Realized  Losses  allocable to principal  for the related Group over (B) the
Class Y Principal Reduction Amount for the related Group.

        Class Z Regular  Interests:  The Class Z-1  Regular  Interest,  the Class Z-2  Regular
Interest, the Class Z-3 Regular Interest and the Class Z-4 Regular Interest.

        Class Z-1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Z-1  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Z-1  Regular  Interest on such
Distribution Date.

        Class Z-1 Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the
Class Z-1 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Z-1  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z-2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Z-2  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Z-2  Regular  Interest on such
Distribution Date.

        Class Z-2 Principal  Reduction Amount : The Class Z Principal Reduction Amount for the
Class Z-2 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Z-2  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z-3 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Z-3  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Z-3  Regular  Interest on such
Distribution Date.

        Class Z-3 Principal  Reduction Amount : The Class Z Principal Reduction Amount for the
Class Z-3 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Z-3  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z-4 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any,  of the  Class  Z-4  Principal  Reduction  Amount  for such  Distribution  Date  over the principal  portion of Realized  Losses  allocated  to the Class Z-4  Regular  Interest on such
Distribution Date.

        Class Z-4 Principal  Reduction Amount : The Class Z Principal Reduction Amount for the
Class Z-4 Regular Interest as determined pursuant to the provisions of the Appendix 1.

        Class Z-4  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Closing Date:  October 31, 2005.

        Code:  The Internal Revenue Code of 1986, as amended.

        Company: EMC.

        Compensating Interest Payment: As defined in Section 6.06.

        Component  Group:  With respect to Sub-Group IIa, the Sub-Group IIa  Components,  with respect to Sub-Group  IIb, the Sub-Group IIb  Components,  and with respect to Sub-Group  IIc, the Sub-Group IIc Components.

        Components:  The Class II-A-1a,  Class II-A-2a,  Class II-A-1b,  Class II-A-2b,  Class
II-A-1c and Class II-A-2c Components.

        Corporate Trust Office: The designated office of the Trustee,  where at any particular time its corporate  trust business with respect to this Agreement shall be  administered.  For the purpose of  registration  and transfer and exchange  only,  the Corporate  Trust Office of the Trustee  shall be located at Sixth Street and  Marquette  Avenue,  Minneapolis,  Minnesota
55479,  Attention:  Corporate Trust Group, GreenPoint Mortgage Funding 2005-AR5. The Corporate
Trust  Office of the  Trustee at the date of the  execution  of this  Agreement  for all other purposes  is  located  at 9062  Old  Annapolis  Road,  Columbia,  Maryland  21045,  Attention:
Corporate Trust Group, GreenPoint Mortgage Funding 2005-AR5.

        Cross-Over  Date:  The  first   Distribution  Date  on  which  the  aggregate  Current
Principal Amount of the Subordinate Certificates has been reduced to zero.

        Current  Principal  Amount:  With  respect to any Class A, Class X, Class M or Class B
Certificate  or Component of the Class II-A  Certificates  as of any  Distribution  Date,  the
initial  principal  amount  of such  Certificate  or  Component  plus  the  amount  of any Net
Deferred  Interest  allocated  thereto  on the  related  Distribution  Date  and all  previous
Distribution  Dates  plus,  in  the  case  of the  Subordinate  Certificates,  any  Subsequent
Recoveries added to the Current  Principal Amount of such  Certificates or Component  pursuant
to  Section  6.02(h)  hereof,   and  reduced  by  (i) all  amounts   distributed  on  previous
Distribution  Dates on such  Certificate  or  Component  with respect to  principal,  (ii) the principal  portion of all Realized  Losses (other than  Realized  Losses  resulting  from Debt
Service  Reductions)  allocated  prior  to  such  Distribution  Date to  such  Certificate  or
Component,  taking  account of the Loss  Allocation  Limitation,  and  (iii) in  the case of a
Subordinate  Certificate,  such  Certificate's  pro  rata  share,  if any,  of the  applicable
Subordinate  Certificate  Writedown Amount for previous  Distribution  Dates.  With respect to any Class or  Component of Certificates,  the Current  Principal Amount thereof will equal the sum of the Current  Principal  Amounts of all  Certificates  or Components in such Class.  The initial Current  Principal  Amount for each Class or Component of Certificates is set forth in
Section  5.01(c)(iv).  Notwithstanding the foregoing,  solely for purposes of giving consents, directions,  waivers,  approvals,  requests and notices,  the Class R  Certificates  after the
Distribution  Date on which the  principal  thereof  has been paid in full  shall be deemed to have a Current  Principal  Amount  equal to the Current  Principal  Amount  thereof on the day immediately preceding such Distribution Date.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in full.

        Custodial  Account:  The trust  account or  accounts  created  and  maintained  by the
Servicer  pursuant to  Section 4.01,  which shall be denominated  "Wells Fargo Bank,  National
Association,  as Trustee f/b/o  holders of  Structured  Asset  Mortgage  Investments  II Inc.,
GreenPoint  Mortgage  Funding  Trust  2005-AR5,  Mortgage  Pass-Through  Certificates,  Series
2005-AR5, Custodial Account."  The Custodial Account shall be an Eligible Account.

        Custodial Agreement:  An agreement,  dated as of the Closing Date among the Depositor, the Servicer, the Trustee and the Custodian in substantially the form of Exhibit G hereto.

        Custodian:  Wells  Fargo  Bank,  National  Association,  or  any  successor  custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

        Cut-off Date:  October 1, 2005.

        Cut-off Date Balance:  Approximately $1,433,385,839.

        Debt Service  Reduction:  Any reduction of the Scheduled Payments which a Mortgagor is obligated  to pay with  respect to a  Mortgage  Loan as a result of any  proceeding  under the
Bankruptcy Code or any other similar state law or other proceeding.

        Deferred  Interest:  The  amount  of  interest  which  is  deferred  and  added to the
Outstanding  Principal  Balance  of a  Mortgage  Loan  due to  negative  amortization  on such
Mortgage Loan.

        Deficiency  Amount:  (a) For any  Distribution  Date  prior to the final  Distribution
Date,  the  sum of (1) the  excess,  if any,  of the  current  interest  on the  Class  II-A-2
Certificates and Class III-A-2  Certificates,  net of any Net Interest  Shortfalls,  Carryover
Shortfall  Amounts or Net Deferred  Interest over the amount of Available  Funds  available to pay the current interest on the Class II-A-2  Certificates  and Class III-A-2  Certificates on
such  Distribution  Date and (2) the amount,  if any, of any Realized Losses  allocable to the
Class II-A-2  Certificates  and Class III-A-2  Certificates on such  Distribution  Date (after giving effect to all  distributions  to be made thereon on such  Distribution  Date other than pursuant to the Certificate  Insurance  Policy) and (b) for the final  Distribution  Date, the sum of (x) the  amount  set  forth in clause  (a)(1)  above  and (y) the  outstanding  Current
Principal  Amount of the Class  II-A-2  Certificates  and Class  III-A-2  Certificates,  after giving  effect to all  payments  of  principal  on the  Class  II-A-2  Certificates  and Class
III-A-2  Certificates on such Final  Distribution  Date, other than pursuant to a claim on the
Policy on that distribution date.

        Deficient  Valuation:  With respect to any Mortgage Loan, a valuation of the Mortgaged
Property by a court of  competent  jurisdiction  in an amount  less than the then  outstanding indebtedness  under the Mortgage Loan,  which  valuation  results from a proceeding  initiated under the Bankruptcy Code or any other similar state law or other proceeding.

        Depositor:  Structured Asset Mortgage Investments II Inc., a Delaware corporation,  or its successors in interest.

        Depository:  The Depository Trust Company,  the nominee of which is Cede & Co., or any successor thereto.

        Depository Agreement:  The meaning specified in Section 5.01(a) hereof.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom from time to time the  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Designated  Depository   Institution:   A  depository  institution  (commercial  bank,
federal  savings bank,  mutual savings bank or savings and loan  association) or trust company
(which may include the  Trustee),  the deposits of which are fully  insured by the FDIC to the extent provided by law.

        Determination  Date:  The 15th day (or if such  15th day is not a  Business  Day,  the
Business Day immediately preceding such 15th day) of the month of the Distribution Date.

        Disqualified  Organization:  Any of the following:  (i) the  United States,  any State or political  subdivision  thereof,  any  possession  of the United  States,  or any agency or
instrumentality  of  any  of  the  foregoing  (other  than  an  instrumentality   which  is  a
corporation  if all of its  activities  are subject to tax and,  except for the Freddie Mac or any  successor  thereto,  a  majority  of its  board  of  directors  is not  selected  by such governmental  unit),  (ii) any foreign  government,  any  international  organization,  or any agency  or  instrumentality  of any of  the  foregoing,  (iii) any  organization  (other  than certain farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on  unrelated  business  taxable  income),  (iv) rural  electric  and  telephone  cooperatives described in  Section 1381(a)(2)(C)  of the Code or (v) any other Person so  designated by the
Trustee  based upon an  Opinion of Counsel  that the  holding of an  ownership  interest  in a
Residual  Certificate  by such Person may cause any 2005-AR5  REMIC  contained in the Trust or any Person having an ownership  interest in the Residual  Certificate (other than such Person)
to incur a liability  for any federal tax imposed  under the Code that would not  otherwise be imposed  but for the  transfer of an  ownership  interest  in a Residual  Certificate  to such
Person.  The terms "United States," "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Account:  The trust  account or accounts  created and  maintained by the
Trustee  pursuant to  Section 4.03,  which shall be  denominated  "Wells Fargo Bank,  National
Association,  as Trustee f/b/o  holders of  Structured  Asset  Mortgage  Investments  II Inc.,
GreenPoint  Mortgage  Funding  Trust  2005-AR5,  Mortgage  Pass-Through  Certificates,  Series
2005-AR5 - Distribution Account."  The Distribution Account shall be an Eligible Account.

        Distribution   Account   Deposit  Date:   The  second   Business  Day  prior  to  each
Distribution Date.

        Distribution  Date:  The 25th day of any  month,  beginning  in the month  immediately following  the month of the  Closing  Date,  or, if such 25th day is not a Business  Day,  the
Business Day immediately following.

        DTC Custodian:  Wells Fargo Bank, National Association,  or its successors in interest as custodian for the Depository.

        Due Date:  With  respect to each  Mortgage  Loan,  the date in each month on which its
Scheduled  Payment  is due if such due  date is the  first  day of a month  and  otherwise  is deemed to be the first day of the following month.

        Due Period:  With respect to any Distribution  Date and each Mortgage Loan, the period commencing  on the  second  day of the  month  preceding  the  calendar  month  in  which  the
Distribution  Date  occurs and ending at the close of  business  on the first day of the month in which the Distribution Date occurs.

        Eligible Account:  Any of (i) a segregated  account maintained with a federal or state chartered  depository  institution  (A) the  short-term  obligations of which are rated A-1 or better by  Standard  & Poor's and P-1 by  Moody's  at the time of any  deposit  therein or (B)
insured by the FDIC (to the limits  established by such  Corporation),  the uninsured deposits in which  account are  otherwise  secured  such that,  as  evidenced  by an Opinion of Counsel
(obtained  by the Person  requesting  that the  account be held  pursuant  to this clause (i))
delivered to the Trustee prior to the  establishment of such account,  the  Certificateholders will have a claim with  respect to the funds in such  account and a perfected  first  priority security  interest  against any collateral  (which shall be limited to Permitted  Investments, each of which  shall  mature  not  later  than the  Business  Day  immediately  preceding  the
Distribution   Date  next  following  the  date  of  investment  in  such  collateral  or  the
Distribution  Date if such  Permitted  Investment  is an obligation  of the  institution  that maintains  the  Distribution  Account)  securing  such funds that is superior to claims of any other  depositors or general  creditors of the depository  institution with which such account is  maintained,  (ii) a  segregated  trust  account or accounts  maintained  with a federal or state  chartered  depository  institution  or trust  company with trust  powers  acting in its fiduciary  capacity or (iii) a  segregated  account or accounts  of a  depository  institution acceptable  to the Rating  Agencies (as  evidenced in writing by the Rating  Agencies that use of any such  account  as the  Distribution  Account  will not have an  adverse  effect  on the then-current  ratings  assigned  to the  Classes  of  Certificates  then  rated by the  Rating
Agencies).  Eligible Accounts may bear interest.

        EMC: EMC Mortgage Corporation, and any successor thereto.

        Endorsement:  As set forth in the Certificate Insurance Policy.

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 8.01.

        Excess  Liquidation  Proceeds:  To the extent that such amount is not  required by law to be paid to the related  Mortgagor,  the amount, if any, by which Liquidation  Proceeds with respect  to a  Liquidated  Mortgage  Loan  exceed  the sum of  (i) the  Outstanding  Principal
Balance  of such  Mortgage  Loan and  accrued  but unpaid  interest  at the  related  Mortgage
Interest  Rate  through  the last  day of the  month in which  the  related  Liquidation  Date occurs, plus (ii) related Liquidation Expenses.

        Fannie Mae:  Federal National Mortgage Association and any successor thereto.

        Fannie Mae Guide:  The Fannie Mae  Selling  Guide and the Fannie Mae  Servicing  Guide
and all amendments or additions thereto.

        FDIC:  Federal Deposit Insurance Corporation and any successor thereto.

        Final Certification:  The certification  substantially in the form of Exhibit Three to the Custodial Agreement.

        Final Maturity Date:  November 25, 2045.

        Fiscal Quarter:  December 1 through the last day of February,  March 1 through May 31,
June 1 through August 31, or September 1 through November 30, as applicable.

        Fractional Undivided Interest:  With respect to any Class of  Certificates (other than the Class XP Certificates),  the fractional  undivided  interest  evidenced by any Certificate of such Class the  numerator of which is the Current  Principal Amount of such Certificate and the denominator of which is the Current  Principal  Amount of such Class.  With respect to the
Class  XP  Certificates,   the  percentage  interest  stated  thereon.  With  respect  to  the
Certificates in the aggregate,  the fractional  undivided interest evidenced by (i) a Residual
Certificate  will be deemed to equal 1.0% and (ii) a  Certificate  of any other  Class will be deemed  to equal  99.0%  multiplied  by a  fraction,  the  numerator  of which is the  Current
Principal  Amount of such  Certificate and the  denominator of which is the aggregate  Current
Principal Amount of all the Certificates.

        Freddie Mac:  Freddie Mac,  formerly the Federal Home Loan Mortgage  Corporation,  and any successor thereto.

        Freddie  Mac Guide:  The Freddie  Mac  Selling  Guide and the  Freddie  Mac  Servicing
Guide and all amendments or additions thereto.

        Global Certificate:  Any Private Certificate  registered in the name of the Depository or its nominee,  beneficial  interests in which are  reflected on the books of the  Depository or on the books of a Person  maintaining  an account with such  Depository  (directly or as an indirect participant in accordance with the rules of such depository).

        Gross  Margin:  As to each  Mortgage  Loan,  the  fixed  percentage  set  forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule  which  percentage is added to the related Index on each Interest  Adjustment Date to determine (subject to rounding,  the minimum and maximum  Mortgage  Interest Rate and the Periodic Rate Cap) the Mortgage  Interest
Rate until the next Interest Adjustment Date.

        Group I  Certificates:  The Class  I-A-1,  Class  I-A-2,  Class  I-X-1 and Class I-X-2
Certificates.

        Group I Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage Loan
Schedule.

        Group  II   Certificates:   The  Sub-Group  IIa,   Sub-Group  IIb  and  Sub-Group  IIc
Certificates.

        Group II Mortgage Loans:  The Sub-Group IIa,  Sub-Group IIb and Sub-Group IIc Mortgage
Loans.

        Group  III  Certificates:   The  Class  III-A-1,   Class  III-A-2  and  Class  III-X-1
Certificates.

        Group III Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule.

        Group IV Certificates:  The Class IV-A-1,  Class IV-A-2, Class IV-X-1 and Class IV-X-2
Certificates.

        Group IV Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule.

        Holder:  The Person in whose  name a  Certificate  is  registered  in the  Certificate
Register,  except that,  subject to Sections 11.02(b) and 11.05(e),  solely for the purpose of giving any consent pursuant to this Agreement,  any Certificate  registered in the name of the
Depositor,  the  Servicer or the Trustee or any  Affiliate  thereof  shall be deemed not to be outstanding and the Fractional  Undivided  Interest  evidenced thereby shall not be taken into account in  determining  whether the requisite  percentage of Fractional  Undivided  Interests necessary to effect any such consent has been obtained.

        Indemnified  Persons:  The Trustee and the  Custodian and their  officers,  directors, agents and  employees  and,  with respect to the  Trustee,  any  separate  co-trustee  and its officers, directors, agents and employees.

        Independent:  When used with  respect to any  specified  Person,  this term means that such Person (a) is in fact  independent  of the Depositor or the Servicer and of any Affiliate
of the  Depositor  or the  Servicer,  (b) does not have any direct  financial  interest or any material  indirect  financial  interest in the  Depositor or the Servicer or any  Affiliate of
the Depositor or the Servicer and (c) is not  connected  with the Depositor or the Servicer or any Affiliate as an officer, employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

        Index:  The index,  if any,  specified  in a Mortgage  Note by  reference to which the related Mortgage Interest Rate will be adjusted from time to time.

        Individual  Certificate:  Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

        Initial Certification:  The certification  substantially in the form of Exhibit One to the Custodial Agreement.

        Institutional  Accredited  Investor:  Any  Person  meeting  the  requirements  of Rule
501(a)(l),  (2), (3) or (7) of Regulation D under the  Securities Act or any entity all of the equity holders in which come within such paragraphs.

        Insurance  Policy:  With respect to any Mortgage Loan, any standard  hazard  insurance policy, flood insurance policy or title insurance policy.

        Insurance  Proceeds:  Amounts paid by the insurer under any Insurance  Policy covering any Mortgage  Loan or Mortgaged  Property  other than amounts  required to be paid over to the
Mortgagor  pursuant to law or the related Mortgage Note or Security  Instrument and other than amounts used to repair or restore the  Mortgaged  Property or to reimburse  insured  expenses, including the related  Servicer's  costs and expenses  incurred in connection  with presenting claims under the related Insurance Policies.

        Insured Amount:  As defined in the Certificate Insurance Policy.

        Insured  Certificates:  Each of the Class II-A-2  Certificates  and the Class  III-A-2
Certificates.

        Interest  Accrual  Period:  For each  Class of Class A  (other  than the  Class  I-A-2
Certificates  and the Class IV-A  Certificates),  Class M and Class B Certificates and for any
Distribution  Date, the period  commencing on the Distribution Date in the month preceding the month in which a  Distribution  Date  occurs (or the  Closing  Date,  in the case of the first
Interest Accrual Period) and ending on the day immediately  prior to such  Distribution  Date.
For each Class of Class I-A-2,  Class IV-A and Class X Certificates  and for any  Distribution
Date, the one-month period  preceding the month in which such  Distribution  Date occurs.  For purposes of  clarification,  if the Closing  Date occurs in a month that  contains  thirty one
(31) days, the first Interest Accrual Period shall include the 31st day of such month.

        Interest  Adjustment  Date:  With  respect  to a  Mortgage  Loan,  the  date,  if any, specified  in the related  Mortgage  Note on which the  Mortgage  Interest  Rate is subject to adjustment.

        Interest  Shortfall:  With respect to any  Distribution  Date and each  Mortgage  Loan that  during the  related  Prepayment  Period was the  subject of a  Principal  Prepayment  or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

        (a)           Partial  principal  prepayments  (other  than  any  collections  on  REO
Property treated as a Curtailment  pursuant to Section  3.15(b))  received during the relevant
Prepayment  Period:  The difference  between  (i) one  month's  interest at the applicable Net
Rate on the amount of such  prepayment and (ii) the  amount of interest for the calendar month of such  prepayment  (adjusted  to the  applicable  Net  Rate)  received  at the  time of such prepayment;

(b) Principal  prepayments  in full  received  during  the  relevant  Prepayment  Period:  The difference  between  (i) one  month's  interest at the  applicable  Net Rate on the  Scheduled
Principal  Balance of such Mortgage Loan  immediately  prior to such  prepayment  and (ii) the amount of interest for the calendar month of such  prepayment  (adjusted to the applicable Net
Rate) received at the time of such prepayment; and

(c) Relief  Act  Mortgage  Loans:  As to any Relief Act  Mortgage  Loan,  the excess of (i) 30 days'  interest (or, in the case of a principal  prepayment  in full,  interest to the date of prepayment)  on the  Scheduled  Principal  Balance  thereof  (or,  in the case of a  principal prepayment  in part,  on the amount so prepaid) at the  related  Net Rate over  (ii) 30  days'
interest  (or,  in the  case of a  principal  prepayment  in  full,  interest  to the  date of prepayment) on such  Scheduled  Principal  Balance (or, in the case of a Principal  Prepayment in part,  on the amount so prepaid)  at the annual  interest  rate  required to be paid by the
Mortgagor as limited by application of the Relief Act.

        Interest-Only  Certificates:  The  Senior  Class  X  Certificates  and the  Class  M-X
Certificates.

        Interim Certification:  The certification  substantially in the form of Exhibit Two to the Custodial Agreement.

        Investment  Letter:  The  letter  to be  furnished  by each  Institutional  Accredited
Investor which  purchases any of the Private  Certificates  in connection  with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

        LIBOR  Business  Day:  Any day  other  than a  Saturday  or a Sunday or a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

        LIBOR Determination  Date: With respect to each Class of Offered  Certificates and for the first Interest  Accrual  Period,  October 27, 2005.  With respect to each Class of Offered
Certificates  and any  Interest  Accrual  Period  thereafter,  the second  LIBOR  Business Day preceding the commencement of such Interest Accrual Period.

        Liquidated  Mortgage  Loan:  Any defaulted  Mortgage Loan as to which the Servicer has determined  that all amounts it expects to recover  from or on account of such  Mortgage  Loan have been recovered.

        Liquidation  Date:  With respect to any  Liquidated  Mortgage  Loan, the date on which the Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

        Liquidation  Expenses:  With respect to a Mortgage Loan in  liquidation,  unreimbursed expenses  paid or  incurred  by or for the  account of the  Servicer  in  connection  with the liquidation of such Mortgage Loan and the related Mortgage  Property,  such expenses including
(a) property  protection  expenses,  (b) property sales  expenses,  (c)  foreclosure  and sale costs,  including  court  costs and  reasonable  attorneys'  fees,  and (d)  similar  expenses reasonably paid or incurred in connection with liquidation.

        Liquidation  Proceeds:   Cash  received  in  connection  with  the  liquidation  of  a
defaulted  Mortgage  Loan,  whether  through  trustee's  sale,   foreclosure  sale,  Insurance
Proceeds, condemnation proceeds or otherwise and Subsequent Recoveries.

        Loan  Group:  Loan  Group I,  Loan  Group  II,  Loan  Group III or Loan  Group IV,  as
applicable.

        Loan Group I:  The group of Mortgage Loans  designated as belonging to Loan Group I on the Mortgage Loan Schedule.

        Loan Group II:  Sub-Group IIa, Sub-Group IIb and Sub-Group IIc.

        Loan  Group III:  The  group  of  Mortgage  Loans  designated  as  belonging  to  Loan
Group III on the Mortgage Loan Schedule.

        Loan Group IV:  The group of Mortgage  Loans  designated as belonging to Loan Group IV on the Mortgage Loan Schedule.

        Loan-to-Value  Ratio: With respect to any Mortgage Loan, the fraction,  expressed as a percentage,  the  numerator  of which is the  original  Outstanding  Principal  Balance of the related  Mortgage  Loan and the  denominator  of which is the  Original  Value of the  related
Mortgaged Property.

        Loss Allocation Limitation:  The meaning specified in Section 6.02(c) hereof.

        Loss  Severity  Percentage:  With respect to any  Distribution  Date,  the  percentage equivalent  of a fraction,  the numerator of which is the amount of Realized  Losses  incurred on a Mortgage Loan and the  denominator  of which is the Scheduled  Principal  Balance of such
Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

        Lost Notes:  The  original  Mortgage  Notes that have been lost,  as  indicated on the
Mortgage Loan Schedule.

        Margin:  With  respect  to any  Distribution  Date on or prior to the  first  possible
Optional  Termination Date and (i) the Class I-A-1  Certificates,  0.270% per annum,  (ii) the
Class I-A-2  Certificates,  2.55% per annum,  (iii) the Class  II-A-1a  Component,  0.280% per annum, (iv) the Class II-A-1b  Component,  0.280% per annum, (v) the Class II-A-1c  Component,
0.280%  per  annum,  (vi) the Class  II-A-2a  Component,  0.270%  per  annum,  (vii) the Class
II-A-2b Component,  0.270% per annum,  (viii) the Class II-A-2c  Component,  0.270% per annum,
(ix) the Class III-A-1  Certificates,  0.280% per annum,  (x) the Class III-A-2  Certificates,
0.270%  per  annum,  (xi) the Class  IV-A-1  Certificates,  2.00% per  annum,  (xii) the Class
IV-A-2  Certificates,  2.25% per annum,  (xiii) the Class M-1 Certificates,  0.620% per annum,
(xiv) the Class M-2 Certificates,  0.650% per annum;  (xv) the Class M-3 Certificates,  0.680%
per  annum;  (xvi)  the  Class  M-4  Certificates,  0.850%  per  annum;  (xvii)  the Class M-5
Certificates,  1.000% per annum;  (xviii) the Class M-6 Certificates,  1.100% per annum; (xix)
the Class B-1  Certificates,  1.350% per annum;  (xx) the Class B-2  Certificates,  1.600% per
annum;   (xxi)  the  Class  B-3  Certificates,   2.100%  per  annum;   (xxii)  the  Class  B-4
Certificates,  2.100% per annum;  (xxiii) the Class B-5  Certificates,  2.100% per annum;  and
(xxiv) the Class B-6  Certificates,  2.100% per annum;  and with  respect to any  Distribution
Date  after  the  first  possible   Optional   Termination   Date  and  (i)  the  Class  I-A-1
Certificates,  0.540% per annum,  (ii) the Class I-A-2  Certificates,  2.55% per annum,  (iii)
the Class II-A-1a Component,  0.560% per annum, (iv) the Class II-A-1b  Component,  0.560% per annum, (v) the Class II-A-1c  Component,  0.560% per annum, (vi) the Class II-A-2a  Component,
0.540% per  annum,  (vii) the Class  II-A-2b  Component,  0.540%  per annum,  (viii) the Class
II-A-2c Component,  0.540% per annum, (ix) the Class III-A-1  Certificates,  0.560% per annum,
(x) the Class  III-A-2  Certificates,  0.540% per annum,  (xi) the Class IV-A-1  Certificates,
2.00% per annum, (xii) the Class IV-A-2  Certificates,  2.25% per annum,  (xiii) the Class M-1
Certificates,  0.930% per annum, (xiv) the Class M-2 Certificates,  0.975% per annum; (xv) the
Class M-3  Certificates,  1.020%  per  annum;  (xvi) the Class M-4  Certificates,  1.275%  per
annum;  (xvii)  the  Class  M-5  Certificates,   1.500%  per  annum;  (xviii)  the  Class  M-6
Certificates,  1.650% per annum; (xix) the Class B-1 Certificates,  2.025% per annum; (xx) the
Class B-2  Certificates,  2.400%  per  annum;  (xxi) the Class B-3  Certificates,  3.150%  per
annum;  (xxii)  the  Class  B-4  Certificates,   3.150%  per  annum;  (xxiii)  the  Class  B-5
Certificates, 3.150% per annum; and (xxiv) the Class B-6 Certificates, 3.150% per annum.

        Marker  Rate:  With  respect  to the Class  I-X-1  Certificates  or REMIC III  Regular
Interest I-X-1 and any  Distribution  Date, in relation to the REMIC II Regular  Interests,  a per annum rate equal to two (2) times the  weighted  average  of the  Uncertificated  REMIC II
Pass  Through  Rates for REMIC II  Regular  Interest  LT2 and REMIC II Regular  Interest  LT3.
With  respect to the Class  I-X-2  Certificates  or REMIC III Regular  Interest  I-X-2 and any
Distribution  Date, in relation to the REMIC II Regular  Interests,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC II Pass  Through  Rates for
REMIC II Regular  Interest LT5 and REMIC II Regular  Interest  LT6.  With respect to the Class
II-X-1  Certificates  or REMIC III  Regular  Interest  II-X-1 and any  Distribution  Date,  in
relation  to the  REMIC II  Regular  Interests,  a per annum  rate  equal to two (2) times the weighted  average  of the  Uncertificated  REMIC II Pass  Through  Rates for REMIC II  Regular
Interest  LT9  and  REMIC  II  Regular  Interest  LT10.  With  respect  to  the  Class  II-X-2
Certificates or the REMIC III Regular Interest II-X-2 and any  Distribution  Date, in relation to the REMIC II  Regular  Interests,  a per  annum  rate  equal to two (2) times the  weighted average of the  Uncertificated  REMIC II Pass Through Rates for REMIC II Regular Interest LT12
and REMIC II Regular  Interest LT13.  With respect to the Class II-X-3  Certificates  or REMIC
III Regular  Interest  II-X-3 and any  Distribution  Date, in relation to the REMIC II Regular
Interests,   a  per  annum  rate  equal  to  two  (2)  times  the  weighted   average  of  the
Uncertificated  REMIC II Pass Through  Rates for REMIC II Regular  Interest  LT15 and REMIC II
Regular  Interest LT16.  With respect to the Class III-X-1  Certificates  or REMIC III Regular
Interest III-X-1 and any Distribution Date, in relation to the REMIC II Regular  Interests,  a per annum rate equal to two (2) times the  weighted  average  of the  Uncertificated  REMIC II
Pass Through  Rates for REMIC II Regular  Interest  LT19 and REMIC II Regular  Interest  LT20.
With respect to the Class IV-X-1  Certificates  or REMIC III Regular  Interest  IV-X-1 and any
Distribution  Date, in relation to the REMIC II Regular  Interests,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC II Pass  Through  Rates for
REMIC II  Regular  Interest  LT23 and REMIC II  Regular  Interest  LT24.  With  respect to the
Class IV-X-2  Certificates or REMIC III Regular Interest IV-X-2 and any Distribution  Date, in
relation  to the  REMIC II  Regular  Interests,  a per annum  rate  equal to two (2) times the weighted  average  of the  Uncertificated  REMIC II Pass  Through  Rates for REMIC II  Regular
Interest  LT26  and  REMIC  II  Regular   Interest  LT27.   With  respect  to  the  Class  M-X
Certificates or REMIC III Regular Interest M-X and any  Distribution  Date, in relation to the
REMIC II Regular  Interests,  a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC II Pass-Through  Rates for REMIC II Regular Interest LT29 and REMIC
II Regular Interest LT30.

        Material Defect:  The meaning specified in Section 2.02(a).

        Maximum  Lifetime  Mortgage Rate: The maximum level to which a Mortgage  Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS®  System:  The system of  recording  transfers of Mortgage  Loans  electronically maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS® System.

        Minimum  Lifetime  Mortgage Rate: The minimum level to which a Mortgage  Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Advance:  An advance of interest  required to be made by the  Servicer or the
Trustee as successor servicer pursuant to Section 6.05.

        Moody's:  Moody's Investors Service, Inc. or its successor in interest.

        Mortgage:  The mortgage,  deed of trust or other instrument  creating a first priority lien on an estate in fee simple or  leasehold  interest in real  property  securing a Mortgage
Loan.

        Mortgage  File:  The mortgage  documents  listed in  Section 2.01(b)  pertaining  to a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage  Interest Rate:  The annual rate at which interest  accrues from time to time on any Mortgage Loan pursuant to the related  Mortgage Note,  which rate is initially equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

        Mortgage  Loan: A mortgage  loan  transferred  and  assigned to the Trust  pursuant to
Section 2.01  and  held as a part of the  Trust  Fund,  as  identified  in the  Mortgage  Loan
Schedule (which shall include,  without  limitation,  with respect to each Mortgage Loan, each related  Mortgage  Note,  Mortgage and  Mortgage  File and all rights  appertaining  thereto), including a mortgage loan the property securing which has become an REO Property.

        Mortgage Loan Purchase  Agreement:  The Mortgage Loan Purchase  Agreement  dated as of
October 31, 2005, between EMC, as seller,  and Structured Asset Mortgage  Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, attached as Exhibit H.

        Mortgage  Loan  Documents:  The original  Mortgage  Loan legal  documents  held by the
Custodian.

        Mortgage Loan  Schedule:  The schedule,  attached  hereto as Exhibit B with respect to the  Mortgage  Loans and divided  into Loan Groups as amended from time to time to reflect the repurchase or  substitution  of Mortgage Loans pursuant to this  Agreement,  the Mortgage Loan
Purchase Agreement, as the case may be.

        Mortgage Note: The originally  executed note or other evidence of the  indebtedness of a Mortgagor under the related Mortgage Loan.

        Mortgaged  Property:  Land and  improvements  securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Deferred  Interest:  On any  Distribution  Date for each Loan Group or  Sub-Group,
Deferred  Interest  on the  related  Mortgage  Loans  during  the  related  Due  Period net of
Principal  Prepayments in full,  partial  Principal  Prepayments,  Net  Liquidation  Proceeds,
Repurchase  Proceeds and Scheduled  Principal,  in that order included in Available  Funds for such  Distribution  Date  and  available  to  make  principal  distributions  on  the  related
Certificates on that Distribution Date.

        Net  Interest  Shortfall:   With  respect  to  any  Distribution  Date,  the  Interest
Shortfall,  if any, for such  Distribution  Date net of  Compensating  Interest  Payments made with respect to such Distribution Date.

        Net Liquidation  Proceeds:  As to any Liquidated Mortgage Loan,  Liquidation  Proceeds
net of  (i) Liquidation  Expenses  which are payable  therefrom to the Servicer in  accordance with this Agreement and  (ii) unreimbursed  advances by the Servicer and unreimbursed  Monthly
Advances.

        Net Rate:  With respect to each Mortgage  Loan,  the Mortgage  Interest Rate in effect from time to time less the Servicing Fee Rate, expressed as a per annum rate.

        Net Rate Cap: For any Distribution  Date, (A) with respect to the Class A Certificates
(other  than the  Class  II-A  Certificates),  the  weighted  average  of the Net Rates of the
Mortgage   Loans  in  the  related  Loan  Group  (and  with  respect  to  the  Class   III-A-2
Certificates,  as further  reduced by the  portion of the premium  payable to the  Certificate
Insurer),  (B)(i)  with  respect  to  the  Class  II-A-1a  component  and  the  Class  II-A-2a component,  the  weighted  average of the Net Rates of the Mortgage  Loans in  sub-group  IIa,
(ii) with  respect  to the  Class  II-A-1b  component  and the Class  II-A-2b  component,  the weighted  average of the Net Rates of the Mortgage  Loans in sub-group IIb, (iii) with respect to the Class II-A-1c  component and the Class II-A-2c  component,  the weighted average of the
Net Rates of the  Mortgage  Loans in  sub-group  IIc and (iv) with respect to the Class II-A-2
Certificates,  as further  reduced by the  portion of the premium  payable to the  Certificate
Insurer and (C) with respect to the Class M  Certificates  and the Class B  Certificates,  the
weighted  average of (i) the weighted  average of the Net Rates on the Mortgage  Loans in Loan
Group I, (ii) the weighted  average of the Net Rates on the  Mortgage  Loans in Loan Group II,
(iii) the weighted  average of the Net Rates on the Mortgage  Loans in Loan Group III and (iv)
the weighted  average of the Net Rates on the Mortgage  Loans in Loan Group IV weighted on the basis of (i) the excess of the aggregate  Scheduled  Principal  Balance of the Mortgage  Loans
in Loan Group I over the  aggregate  Current  Principal  Amount of the Class I-A  Certificates
and the Class I-X Certificates,  (ii) the excess of the aggregate  Scheduled Principal Balance of the Mortgage  Loans in Loan Group II over the  aggregate  Current  Principal  Amount of the
Class II-A  Certificates  and the Class II-X  Certificates,  (iii) the excess of the aggregate
Scheduled  Principal  Balance  of the  Mortgage  Loans in Loan  Group  III over the  aggregate
Current  Principal Amount of the Class III-A  Certificates and the Class III-X-1  Certificates
and (iv) the excess of the  aggregate  Scheduled  Principal  Balance of the Mortgage  Loans in
Loan Group IV over the aggregate  Current  Principal Amount of the Class IV-A Certificates and
the Class IV-X  Certificates,  respectively,  in each case as  adjusted to an  effective  rate reflecting  the accrual of interest  on the basis of a 360-day  year and the actual  number of days elapsed in the related  Interest  Accrual  Period.  For federal income tax purposes,  the
Net  Rate  Cap for the  Class M  Certificates  and the  Class B  Certificates  is equal to the weighted  average  of the  Uncertificated  REMIC II  Pass-Through  Rates for REMIC II  Regular
Interests LT-Y1, LT-Y2, LT-Y3 and LT-Y4.

        Non-Offered  Subordinate  Certificates:   The  Class  XP,  Class B-4,  Class  B-5  and
Class B-6 Certificates.

        Nonrecoverable  Advance:  Any advance or Monthly Advance (i) which was previously made or is  proposed  to be made  by the  Servicer  or the  Trustee  (as  successor  Servicer)  and
(ii) which,  in the good faith  judgment of the Servicer or the  Trustee,  will not or, in the case of a proposed  advance or Monthly  Advance,  would not, be ultimately  recoverable by the
Servicer  or  the  Trustee  (as  successor  Servicer)  from  Liquidation  Proceeds,  Insurance
Proceeds or future  payments on the Mortgage  Loan for which such  advance or Monthly  Advance was made or is proposed to be made.

        Notice:  As defined in the Certificate Insurance Policy.

        Notional  Amount:  The Class I-X-1 Notional  Amount,  the Class I-X-2 Notional Amount,
the Class  II-X-1  Notional  Amount,  the  Class  II-X-2  Notional  Amount,  the Class  II-X-3
Notional  Amount,  the Class III-X-1 Notional  Amount,  the Class IV-X-1 Notional Amount,  the
Class IV-X-2 Notional Amount and the Class M-X Notional Amount, as applicable.

        Offered  Certificates:  The Class I-A-1,  Class I-A-2,  Class  II-A-1,  Class  II-A-2,
Class III-A-1,  Class III-A-2,  Class IV-A-1,  Class IV-A-2,  Class I-X-1,  Class I-X-2, Class
II-X-1,  Class II-X-2,  Class II-X-3,  Class III-X-1,  Class IV-X-1,  Class IV-X-2, Class M-X,
Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class B-1,  Class B-2,
Class B-3 and Class R Certificates.

        Offered  Subordinate  Certificates:  The Class M-X, Class M,  Class B-1, Class B-2 and
Class B-3 Certificates.

        Officer's  Certificate:  A certificate  signed by the Chairman of the Board,  the Vice
Chairman of the Board,  the  President  or a Vice  President or  Assistant  Vice  President or
other  authorized  officer of the Servicer or the Depositor,  as applicable,  and delivered to the Trustee, as required by this Agreement.

        One-Month LIBOR:  With respect to any Interest Accrual Period,  the rate determined by the Trustee on the related LIBOR  Determination  Date on the basis of the rate for U.S. dollar deposits  for one month that  appears on Telerate  Screen  Page 3750 as of 11:00 a.m.  (London
time) on such LIBOR  Determination  Date;  provided that the parties hereto  acknowledge  that
One-Month  LIBOR for the first  Interest  Accrual  Period shall be the rate  determined by the
Trustee  two  Business  Days prior to the Closing  Date.  If such rate does not appear on such page (or such other page as may replace  that page on that  service,  or if such service is no longer offered,  such other service for displaying  One-Month LIBOR or comparable rates as may be reasonably  selected by the Trustee),  One-Month LIBOR for the applicable  Interest Accrual
Period will be the Reference  Bank Rate. If no such  quotations can be obtained by the Trustee and no Reference Bank Rate is available,  One-Month LIBOR will be One-Month  LIBOR  applicable to the preceding  Interest  Accrual  Period.  The Trustee's  determination  of One-Month LIBOR and the  Pass-Through  Rate for each Class of Certificates  (other than the Class R, Class R-X
Certificates  or the Class XP  Certificates)  for any Interest  Accrual  Period shall,  in the absence of manifest error, be final and binding.

        One-Year  MTA:  With  respect  to any  Interest  Accrual  Period  and the Class  I-A-2
Certificates  and the Class IV-A  Certificates,  the rate of One-Year  MTA  determined  by the
Trustee for the related  Interest  Accrual Period as published by the Federal Reserve Board in the Federal  Reserve  Statistical  Release  'Selected  Interest Rates  (H.15)',  determined by averaging the monthly yields for the most recently  available twelve months.  The One-Year MTA figure  used to  determine  the  pass-through  rates on the Class I-A-2  Certificates  and the
Class  IV-A  Certificates  will be  based  on  One-Year  MTA as of  fifteen  days  before  the beginning of the related  Interest  Accrual  Period.  If One-Year MTA is no longer  available, the index used to determine  the  pass-through  rate on the Class I-A-2  Certificates  and the
Class IV-A  Certificates  will be the same index  selected to determine the interest  rates on the Group I Mortgage  Loans and the Group IV Mortgage  Loans.  The  establishment  of One-Year
MTA on each interest  determination  date by the Trustee and the Trustee's  calculation of the
Pass-Through   Rates   applicable  to  the  Class  I-A-2   Certificates  and  the  Class  IV-A
Certificates  for the related Interest Accrual Period shall, in the absence of manifest error, be final and binding.

        Opinion of  Counsel:  A written  opinion of counsel  who is or are  acceptable  to the
Trustee and who,  unless  required to be Independent  (an "Opinion of  Independent  Counsel"),
may be internal counsel for the Company, the Servicer or the Depositor.

        Optional  Termination  Date: The  Distribution  Date on which the aggregate  Scheduled
Principal Balance of the Mortgage Loans is less than 10% of the Cut-off Date Balance.

        Original  Subordinate  Principal  Balance:  The sum of the aggregate Current Principal
Amounts of each Class of Subordinate Certificates as of the Closing Date.

        Original  Value:  The lesser of (i) the  Appraised  Value or (ii) the sales price of a
Mortgaged  Property at the time of origination of a Mortgage Loan,  except in instances  where either  clauses (i) or  (ii) is  unavailable,  the other may be used to determine the Original
Value,  or if both clauses  (i) and  (ii) are  unavailable,  Original  Value may be determined from other sources reasonably acceptable to the Depositor.

        Outstanding  Mortgage  Loan:  With  respect to any Due Date,  a Mortgage  Loan  which, prior to such Due  Date,  was not the  subject  of a  Principal  Prepayment  in full,  did not become a Liquidated Mortgage Loan and was not purchased or replaced.

        Outstanding  Principal  Balance:  As of the time of any  determination,  the principal balance of a Mortgage Loan  remaining to be paid by the  Mortgagor,  or, in the case of an REO
Property,  the  principal  balance of the related  Mortgage  Loan  remaining to be paid by the
Mortgagor at the time such  property  was acquired by the Trust Fund less any Net  Liquidation
Proceeds with respect thereto to the extent applied to principal.

        Pass-Through Rate: As to each Class of  Certificates,  the rate of interest determined as provided with respect thereto in  Section 5.01(c).  Any monthly  calculation of interest at a stated rate for the Senior  Class X  Certificates  and the Class M-X  Certificates  shall be based upon  annual  interest  at such rate  divided  by twelve.  Any  monthly  calculation  of interest at a stated rate for the Class A, Class M or Class B  Certificates  shall be based on a year of 360  days  and the  actual  number  of days in the  accrual  period  for  which  the calculation is being performed.

        Paying Agent:  The Trustee.

        Periodic Rate Cap: With respect to each Mortgage  Loan,  the maximum  adjustment  that can be made to the Mortgage  Interest  Rate on each  Interest  Adjustment  Date in  accordance with its terms, regardless of changes in the applicable Index.

        Permitted  Investments:  Any one or more of the  following  obligations  or securities held in the name of the Trustee for the benefit of the Certificateholders:

(i) direct  obligations of, and  obligations the timely payment of which are fully  guaranteed by the  United  States of America or any  agency or  instrumentality  of the United  States of
America  the  obligations  of which are  backed by the full  faith  and  credit of the  United
States of America;

(ii) (a)  demand  or time  deposits,  federal  funds or  bankers'  acceptances  issued  by any depository  institution or trust company  incorporated  under the laws of the United States of
America  or any  state  thereof  (including  the  Trustee  or  its  Affiliates  acting  in its commercial  banking  capacity) and subject to  supervision  and  examination by federal and/or state banking  authorities,  provided that the  commercial  paper and/or the  short-term  debt rating and/or the long-term  unsecured  debt  obligations  of such  depository  institution or trust company at the time of such  investment  or  contractual  commitment  providing for such investment  have the  Applicable  Credit  Rating or better from each Rating Agency and (b) any other demand or time deposit or  certificate  of deposit that is fully  insured by the Federal
Deposit Insurance Corporation;

(iii) repurchase  obligations  with respect to (a) any security  described in clause (i) above or (b) any other security issued or guaranteed by an agency or  instrumentality  of the United
States of  America,  the  obligations  of which are backed by the full faith and credit of the
United States of America,  in either case entered into with a depository  institution or trust company  (acting as principal)  described in clause  (ii)(a) above where the Trustee holds the security therefor;

(iv) securities  bearing  interest or sold at a discount issued by any corporation  (including the Trustee or the  Servicer or their  Affiliates)  incorporated  under the laws of the United
States of America or any state thereof that have the  Applicable  Credit Rating or better from each Rating Agency at the time of such  investment  or  contractual  commitment  providing for such  investment;  provided,  however,  that securities  issued by any particular  corporation will not be Permitted  Investments to the extent that investments  therein will cause the then outstanding  principal  amount of securities  issued by such  corporation  and held as part of the Trust to exceed 10% of the aggregate  Outstanding  Principal  Balances of all the Mortgage
Loans and Permitted Investments held as part of the Trust;

(v) commercial   paper   (including  both   non-interest-bearing   discount   obligations  and
interest-bearing  obligations  payable on demand or on a specified date not more than one year after the date of issuance  thereof)  having the Applicable  Credit Rating or better from each
Rating Agency at the time of such investment;

(vi) a Reinvestment  Agreement issued by any bank,  insurance  company or other corporation or entity;

(vii) any other demand,  money market or time deposit,  obligation,  security or investment as may be  acceptable  to each Rating Agency as evidenced in writing by each Rating Agency to the
Trustee;

(viii) any money market or common  trust fund having the  Applicable  Credit  Rating or better from each Rating  Agency,  including any such fund for which the Trustee or the  Servicer,  or any  affiliate  of the Trustee or the  Servicer,  acts as a manager or an  advisor;  provided, however,  that no instrument or security  shall be a Permitted  Investment if such  instrument or  security  evidences  a right  to  receive  only  interest  payments  with  respect  to the obligations  underlying  such  instrument  or if such  security  provides  for payment of both principal  and  interest  with a yield to  maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par; and

(ix) interests  in any money  market fund  (including  any such fund managed or advised by the
Trustee or the Servicer or any  affiliate  thereof)  which at the date of  acquisition  of the interests in such fund and  throughout  the time such  interests are held in such fund has the highest  applicable  long term rating by each Rating  Agency or such lower  rating as will not result in the  downgrading or withdrawal of the ratings then assigned to the  Certificates  by each Rating Agency.

        Permitted  Transferee:  Any  Person  other  than  a  Disqualified  Organization  or an
"electing large partnership" (as defined by Section 775 of the Code).

        Person:  Any  individual,   corporation,   partnership,  joint  venture,  association,
limited  liability  company,   joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

        Physical Certificates:  The Residual Certificates and the Private Certificates.

        Plan: The meaning specified in Section 5.07(a).

        Policy Account:  The account established and maintained pursuant to Section 4.10.

        Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any, due in connection  with a full or partial  prepayment of such Mortgage Loan in accordance with the terms thereof.

        Prepayment  Charge  Loan:  Any  Mortgage  Loan for which a  Prepayment  Charge  may be assessed  and to which such  Prepayment  Charge the Class XP  Certificates  are  entitled,  as indicated on the Mortgage Loan Schedule.

        Prepayment  Interest  Shortfalls:  With  respect to any  Distribution  Date,  for each
Mortgage  Loan  that  was  the  subject  of a  partial  Principal  Prepayment  or a  Principal
Prepayment  in full during the related  Prepayment  Period,  the amount,  if any, by which (i)
one  month's  interest  at  the  applicable  Net  Rate  on  the  Scheduled  Principal  Balance
immediately prior to such prepayment or in the case of a partial  Principal  Prepayment on the amount  of  such  prepayment  exceeds  (ii)  the  amount  of  interest  paid or  collected  in connection with such Principal  Prepayment less the sum of (a) any Prepayment  Charges and (b)
the related Servicing Fee.

        Prepayment  Period:  With  respect  to any  Distribution  Date,  the  period  from the sixteenth day of the calendar month  preceding the calendar  month in which such  Distribution
Date  occurs  through  the close of business on the  fifteenth  day of the  calendar  month in which such Distribution Date occurs.

        Primary Mortgage  Insurance  Policy:  Any primary mortgage  guaranty  insurance policy issued in  connection  with a Mortgage  Loan which  provides  compensation  to a Mortgage Note holder  in the event of  default  by the  obligor  under  such  Mortgage  Note or the  related
Security  Instrument,  if any or any replacement  policy therefor through the related Interest
Accrual Period for such Class relating to a Distribution Date.

        Prime Rate:  The prime rate of U.S.  money center banks as published from time to time in The Wall Street Journal.

        Principal  Prepayment:  Any  payment  (whether  partial or full) or other  recovery of principal  on a Mortgage  Loan which is received in advance of its  scheduled  Due Date to the extent  that  it is  not  accompanied  by an  amount  as to  interest  representing  scheduled interest  due on any  date or  dates  in any  month  or  months  subsequent  to the  month  of
prepayment,   including  Insurance  Proceeds  and  Repurchase  Proceeds,   but  excluding  the
principal portion of Net Liquidation Proceeds.

        Private Certificates:  The Class XP, Class B-4, Class B-5 and Class B-6 Certificates.

        Prospectus:  The  prospectus,   dated  December  20,  2004,  as  supplemented  by  the
prospectus  supplement  dated  October  28,  2005,  relating  to the  offering  of the Offered
Certificates.

        QIB: A Qualified  Institutional  Buyer as defined in Rule 144A  promulgated  under the
Securities Act.

        Qualified  Insurer:  Any  insurance  company duly  qualified as such under the laws of the state or states in which the related  Mortgaged  Property or  Mortgaged  Properties  is or
are  located,  duly  authorized  and  licensed in such state or states to transact the type of insurance  business in which it is engaged  and  approved  as an insurer by the  Servicer,  so long as the  claims  paying  ability  of  which  is  acceptable  to the  Rating  Agencies  for pass-through  certificates  having  the same  rating as the  Certificates  rated by the Rating
Agencies as of the Closing Date.

        Rating Agencies:  Moody's and S&P.

        Realized Loss:  Any  (i) Bankruptcy  Loss or (ii) as to any Liquidated  Mortgage Loan,
(x) the  Outstanding  Principal  Balance of such  Liquidated  Mortgage  Loan plus  accrued and unpaid  interest  thereon at the Mortgage  Interest  Rate through the last day of the month of such  liquidation,  less  (y) the  related  Net  Liquidation  Proceeds  with  respect  to such
Mortgage  Loan and the related  Mortgage  Property.  In  addition,  to the extent the Servicer receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized
Loss with  respect to that  Mortgage  Loan will be reduced to the extent such  recoveries  are applied  to  reduce  the  Current  Principal  Amount  of  any  Class  of  Certificates  on any
Distribution Date.

        Realized  Losses on the  Mortgage  Loans shall be  allocated  to the  REMIC I  Regular
Interests  as  follows:  (1)  The  interest  portion  of  Realized  Losses  and  Net  Interest
Shortfalls on the Group I Mortgage  Loans,  if any,  shall be allocated  between the Class Y-1 and Class Z-1 Regular  Interests  pro rata  according  to the amount of  interest  accrued but unpaid  thereon,  in reduction  thereof;  (2) the interest  portion of Realized Losses and Net
Interest  Shortfalls on the Group II Mortgage  Loans,  if any, shall be allocated  between the
Class Y-2 and  Class Z-2  Regular  Interests  pro rata  according  to the  amount of  interest accrued  but unpaid  thereon,  in  reduction  thereof;  (3) the  interest  portion of Realized
Losses  and Net  Interest  Shortfalls  on the  Group  III  Mortgage  Loans,  if any,  shall be allocated  between the Class Y-3 and Class Z-3 Regular  Interests  pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof;  and (4) the interest portion of Realized  Losses and Net Interest  Shortfalls  on the Group IV Mortgage  Loans,  if
any,  shall be  allocated  between  the Class Y-4 and Class  Z-4  Regular  Interests  pro rata according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such Realized  Losses in excess of the amount  allocated  pursuant to the
preceding   sentence  shall  be  treated  as  a  principal  portion  of  Realized  Losses  not attributable  to any  specific  Mortgage  Loan in such  Group and  allocated  pursuant  to the succeeding  sentences.  The principal  portion of Realized Losses with respect to the Mortgage
Loans shall be  allocated  to the REMIC I  Regular  Interests  as follows:  (1) the  principal portion of Realized  Losses on the Group I Mortgage  Loans shall be allocated,  first,  to the
Class Y-1  Regular  Interest  to the  extent of the Class Y-1  Principal  Reduction  Amount in reduction of the  Uncertificated  Principal Balance of such Regular Interest and, second,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the Class Z-1 Regular Interest in reduction of the  Uncertificated  Principal Balance thereof;
(2) the  principal  portion  of  Realized  Losses  on the  Group II  Mortgage  Loans  shall be allocated,  first, to the Class Y-2 Regular  Interest to the extent of the Class Y-2 Principal
Reduction  Amount  in  reduction  of the  Uncertificated  Principal  Balance  of such  Regular
Interest  and,  second,  the  remainder,  if any, of such  principal  portion of such Realized
Losses  shall  be   allocated  to  the  Class  Z-2  Regular   Interest  in  reduction  of  the
Uncertificated  Principal  Balance  thereof;  (3) the principal  portion of Realized Losses on the Group III Mortgage Loans shall be allocated,  first, to the Class Y-3 Regular  Interest to the extent of the Class Y-3  Principal  Reduction  Amount in reduction  of the  Uncertificated
Principal  Balance of such  Regular  Interest  and,  second,  the  remainder,  if any, of such principal  portion  of such  Realized  Losses  shall be  allocated  to the Class  Z-3  Regular
Interest in reduction of the Uncertificated  Principal Balance thereof;  and (4) the principal portion of Realized  Losses on the Group IV Mortgage Loans shall be allocated,  first,  to the
Class Y-4  Regular  Interest  to the  extent of the Class Y-4  Principal  Reduction  Amount in reduction of the  Uncertificated  Principal Balance of such Regular Interest and, second,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the  Class  Z-4  Regular  Interest  in  reduction  of  the  Uncertificated  Principal  Balance thereof.  For any Distribution Date,  reductions in the  Uncertificated  Principal Balances of the Class Y and Class Z Regular  Interest  pursuant to this  definition of Realized Loss shall be determined,  and shall be deemed to occur,  prior to any reductions of such  Uncertificated
Principal Balances by distributions on such Distribution Date.

        Record  Date:  For each Class of Offered  Certificates  (other  than the Class  I-A-2,
Class IV-A and Class X  Certificates),  and for any  Distribution  Date, the close of business on the  Business Day prior to such  Distribution  Date.  For the Class  I-A-2,  Class IV-A and
Class X  Certificates  and for any  Distribution  Date,  the  close  of  business  on the last
Business Day of the month  immediately  preceding  the month in which such  Distribution  Date occurs.

        Reference Bank: A leading bank selected by the Trustee that is engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

        Reference  Bank Rate:  With respect to any Interest  Accrual  Period,  the  arithmetic mean,  rounded  upwards,  if  necessary,  to the nearest  whole  multiple of 0.03125%,  of the offered  rates  for  United  States  dollar  deposits  for one  month  that are  quoted by the
Reference  Banks as of 11:00 a.m., New York City time, on the related  interest  determination date to prime  banks in the  London  interbank  market  for a period of one  month in  amounts approximately  equal to the aggregate  Current  Principal  Amount of the Offered  Certificates
(other  than the Class X,  Class R and  Class  R-X  Certificates)  for such  Interest  Accrual
Period,  provided that at least two such Reference  Banks provide such rate. If fewer than two offered rates appear,  the Reference Bank Rate will be the arithmetic  mean,  rounded upwards, if necessary,  to the nearest whole  multiple of 0.03125%,  of the rates quoted by one or more major banks in New York City,  selected by the Trustee,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  dollars  to leading  European  banks for a period of one month in amounts  approximately  equal to the  aggregate  Current  Principal  Amount of the  Offered
Certificates (other than the Class X Certificates, Class R and Class R-X Certificates).

        Reimbursement Amount:  As defined in the Certificate Insurance Policy.

        Reinvestment  Agreements:  One or  more  reinvestment  agreements,  acceptable  to the
Rating Agencies,  from a bank,  insurance  company or other  corporation or entity  (including the Trustee).

        Relief Act:  The Servicemembers Civil Relief Act, as amended, or similar state law.

        Relief  Act  Mortgage  Loan:  Any  Mortgage  Loan as to which  the  Scheduled  Payment thereof has been reduced due to the application of the Relief Act.

        REMIC: A "real estate mortgage  investment conduit" within the meaning of Section 860D of the Code.

        REMIC  Administrator:  The Trustee;  provided that if the REMIC Administrator is found by a court of  competent  jurisdiction  to no longer be able to  fulfill  its  obligations  as
REMIC  Administrator  under this  Agreement  the  Servicer  shall  appoint a  successor  REMIC
Administrator,  subject  to  assumption  of the REMIC  Administrator  obligations  under  this
Agreement.

        REMIC Interest: Any of REMIC I Interests, REMIC II Interests,  REMIC III Interests and
REMIC IV Interests.

        REMIC  Opinion:  An Opinion of  Independent  Counsel,  to the effect that the proposed action described therein would not, under the REMIC  Provisions,  (i) cause any 2005-AR5 REMIC to fail to  qualify  as a  REMIC  while  any  regular  interest  in  such  2005-AR5  REMIC  is outstanding,  (ii) result  in a tax on  prohibited  transactions  with respect to any 2005-AR5
REMIC or (iii) constitute a taxable contribution to any 2005-AR5 REMIC after the Startup Day.

        REMIC  Provisions:  The  provisions of the federal  income tax law relating to REMICs, which  appear  at  Sections  860A  through  860G  of the  Code,  and  related  provisions  and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

        REMIC  Regular  Interest:  Any of the  REMIC I  Regular  Interests,  REMIC II  Regular
Interests, REMIC III Regular Interests and REMIC IV Regular Interests.

        REMIC I:  The  segregated  pool of assets,  with respect to which a REMIC  election is made pursuant to this Agreement, consisting of:

        (a)    the Mortgage Loans and the related Mortgage Files and collateral  securing such
Mortgage Loans,

        (b)    all payments on and  collections in respect of the Mortgage Loans due after the
Cut-off Date as shall be on deposit in the Custodial  Account or in the  Distribution  Account
(other than amounts  representing  Prepayment  Charges in respect of Prepayment  Charge Loans)
and identified as belonging to the Trust Fund,

        (c)    property  that  secured  a  Mortgage  Loan and that has been  acquired  for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (d)    the hazard insurance  policies and Primary Mortgage  Insurance  Policy, if any,
and

        (e)    all proceeds of clauses (a) through (d) above.

        REMIC I  Available  Distribution  Amount:  For each Loan  Group  for any  Distribution
Date, the Available Funds for such Loan Group.

        REMIC I  Distribution  Amount:  For  any  Distribution  Date,  the  REMIC I  Available
Distribution  Amounts  shall be deemed  distributed  to REMIC II, as the holder of the REMIC I
Regular  Interests,  and to Holders of the  Class R  Certificates  in respect of  Component  I thereof, in the following amounts and priority:

        (a)    To the extent of the REMIC I Available Distribution Amount for Loan Group I:

                      (i)    first,  to Y-1 and Z-1 REMIC I Regular  Interests,  concurrently, the  Uncertificated  Accrued  Interest  (reduced  in each case to account  for any Net
        Deferred  Interest  allocated to such Regular  Interests)  for such Regular  Interests remaining  unpaid  from  previous  Distribution  Dates,  pro rata  according  to their respective shares of such unpaid amounts;

                      (ii)     second,  to the   Y-1  and   Z-1  REMIC  I  Regular  Interests,
        concurrently,  the  Uncertificated  Accrued Interest  (reduced in each case to account for any Net Deferred  Interest  allocated to such Regular  Interests) for such Regular
        Interests for the current  Distribution  Date, pro rata according to their  respective
        Uncertificated Accrued Interest; and

                      (iii)  third, to the Y-1 and  Z-1 REMIC I Regular  Interests,  the REMIC
        I  Regular  Interest Y-1  Principal  Distribution  Amount  and  the  REMIC  I  Regular
        Interest Z-1 Principal Distribution Amount, respectively;

        (b)    To the extent of the REMIC I Available Distribution Amount for Loan Group II:

                      (i)    first, to the Y-2 and Z-2    REMIC    I    Regular     Interests,
        concurrently,  the  Uncertificated  Accrued Interest  (reduced in each case to account for any Net Deferred  Interest  allocated to such Regular  Interests) for such Regular
        Interests  remaining  unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                      (ii)     second,  to  the  Y-2  and  Z-2  REMIC  I  Regular   Interests,
        concurrently,  the  Uncertificated  Accrued Interest  (reduced in each case to account for any Net Deferred  Interest  allocated to such Regular  Interests) for such Regular
        Interests for the current  Distribution  Date, pro rata according to their  respective
        Uncertificated Accrued Interest; and

                      (iii)    third,  to the Y-2  and Z-2  REMIC  I  Regular  Interests,  the
        REMIC I Regular  Interest Y-2  Principal  Distribution  Amount and the REMIC I Regular
        Interest Z-2 Principal Distribution Amount, respectively;

        (c)    To the extent of the REMIC I Available Distribution Amount for Loan Group III:

                      (i)    first, to the Y-3 and Z-3    REMIC    I    Regular     Interests,
        concurrently,  the  Uncertificated  Accrued Interest  (reduced in each case to account for any Net Deferred  Interest  allocated to such Regular  Interests) for such Regular
        Interests  remaining  unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                      (ii)     second,  to  the  Y-3  and  Z-3  REMIC  I  Regular   Interests,
        concurrently,  the  Uncertificated  Accrued Interest  (reduced in each case to account for any Net Deferred  Interest  allocated to such Regular  Interests) for such Regular
        Interests for the current  Distribution  Date, pro rata according to their  respective
        Uncertificated Accrued Interest; and

                      (iii)    third,  to the Y-3  and Z-3  REMIC  I  Regular  Interests,  the
        REMIC I Regular  Interest Y-3  Principal  Distribution  Amount and the REMIC I Regular
        Interest Z-3 Principal Distribution Amount, respectively;

        (d)    To the extent of the REMIC I Available Distribution Amount for Loan Group IV:

                      (i)    first, to the Y-4 and Z-4    REMIC    I    Regular     Interests,
        concurrently,  the  Uncertificated  Accrued Interest  (reduced in each case to account for any Net Deferred  Interest  allocated to such Regular  Interests) for such Regular
        Interests  remaining  unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                      (ii)     second,  to  the  Y-4  and  Z-4  REMIC  I  Regular   Interests,
        concurrently,  the  Uncertificated  Accrued Interest  (reduced in each case to account for any Net Deferred  Interest  allocated to such Regular  Interests) for such Regular
        Interests for the current  Distribution  Date, pro rata according to their  respective
        Uncertificated Accrued Interest; and

                      (iii)    third,  to the Y-4  and Z-4  REMIC  I  Regular  Interests,  the
        REMIC I Regular  Interest Y-4  Principal  Distribution  Amount and the REMIC I Regular
        Interest Z-4 Principal Distribution Amount, respectively; and

        (e)    To  the  extent  of  the  REMIC  I  Available  Distribution  Amounts  for  such
Distribution  Date remaining  after payment of the amounts  pursuant to paragraphs (a) through
(d) of this definition of "REMIC I Distribution Amount":

                      (i)      first,  to each of the  REMIC I  Class Y  and  Class Z  Regular
        Interests,  pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Regular Interests;  provided,  however, that any amounts  distributed  pursuant to this paragraph (e)(i) of this definition of
        "REMIC I  Distribution  Amount"  shall not  cause a  reduction  in the  Uncertificated
        Principal Balances of any of the Class Y and Class Z Regular Interests; and

                      (ii)     second,  to the Class R  Certificates in respect of Component I thereof, any remaining amount.

        REMIC I  Interest:  Any  of the  REMIC I  Regular  Interests  and  Component I  of the
Class R Certificates.

        REMIC  I Net  Deferred  Interest:  Net  Deferred  Interest  for  Loan  Group I for any
Distribution  Date shall be allocated to REMIC I Regular  Interest Z-1, Net Deferred  Interest
for Loan Group II for any  Distribution  Date shall be allocated  to REMIC I Regular  Interest
Z-2, Net Deferred  Interest  for Loan Group III for any  Distribution  Date shall be allocated to  REMIC  I  Regular  Interest  Z-3 and Net  Deferred  Interest  for  Loan  Group  IV for any
Distribution Date shall be allocated to REMIC I Regular Interest Z-4.

        REMIC I Regular Interest:  Any of the separate  non-certificated  beneficial ownership interests in REMIC I set forth in  Section 5.01(c)  and issued  hereunder and  designated as a
"regular  interest" in REMIC I.  Each REMIC I  Regular  Interest shall accrue  interest at the
Uncertificated   Pass-Through   Rate   specified   for  such  REMIC I   Regular   Interest  in
Section 5.01(c),  and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated  Principal
Balance  as set  forth  in  Section 5.01(c).  The  designations  for  the  respective  REMIC I
Regular Interests are set forth in Section 5.01(c).

        REMIC II Available  Distribution  Amount: For any Distribution Date, the amount deemed distributed  on such  Distribution  Date from  REMIC I to  REMIC II  in respect of the REMIC I
Regular Interests.

        REMIC II  Distribution  Amount:  On each  Distribution  Date,  the REMIC II  Available
Distribution  Amount shall be  distributed by REMIC II to REMIC III on account of the REMIC II
Regular  Interests and to the Class R Certificates in respect of Component II thereof,  in the following order of priority:

        (i)    to REMIC  III as the  holder of REMIC II  Regular  Interests,  pro rata,  in an amount  equal to (A) the  Uncertificated  Accrued  Interest  for  each  such  REMC II  Regular
Interest for such  Distribution  Date  reduced,  in each case,  by any Net  Deferred  Interest allocated to such REMIC II Regular Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

        (ii)   on each  Distribution  Date, to REMIC III as the holder of the REMIC II Regular
Interests,  in an amount equal to the remainder of the REMIC II Available  Distribution Amount after the  distributions  made pursuant to clause (i) above,  allocated as follows  (except as provided below):

        (A)           in respect of each of the REMIC II Regular  Interests,  their respective
        Principal Distribution Amounts;

        (B)    in  respect  of  REMIC  II  Regular   Interest  LT1  any  remainder  until  the
        Uncertificated Principal Balance thereof is reduced to zero;

        (C)    any remainder in respect of each of the REMIC II Regular  Interests (other than
        REMIC II Regular Interest LT1), pro rata according to their respective  Uncertificated
        Principal Balances as reduced by the distributions  deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

        (iii) any remaining  amounts to the Holders of the Class R Certificates  in respect of
Component II thereof.

        REMIC II  Interest:  Any of the REMIC II  Regular  Interests and  Component II  of the
Class R Certificates.

        REMIC II Net Deferred  Interest:  Net  Deferred  Interest  for any  Distribution  Date
shall be allocated,  first,  to REMIC II Regular  Interests LT2, LT5, LT9, LT12,  LT15,  LT19,
LT23, LT26 and LT29,  respectively,  to the extent that their Principal  Reduction Amounts for such  Distribution  Date are negative and,  second,  to REMIC II Regular  Interests  LT1, LT8,
LT18 and LT22, pro rata according to their respective  Uncertificated  Principal Balances,  to the extent of any remaining Net Deferred Interest.

        REMIC II Principal Reduction Amounts:  For any Distribution Date, the amounts by which the  Uncertificated  Principal  Balances of the REMIC II Regular  Interests will be reduced on such  Distribution  Date  by the  allocation  of  Realized  Losses  and  the  distribution  of principal, determined as described in Appendix 2.

        REMIC II Realized  Losses:  Realized  Losses on Mortgage  Loans shall be  allocated to the REMIC II  Regular  Interests  as  follows:  The  interest  portion of  Realized  Losses on
Mortgage Loans, if any, shall be allocated among each of the REMIC II Regular  Interests,  pro rata according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof.
Any interest  portion of such Realized  Losses in excess of the amount  allocated  pursuant to the  preceding  sentence  shall be  treated as a  principal  portion  of  Realized  Losses not attributable  to  any  specific  Mortgage  Loan  and  allocated  pursuant  to  the  succeeding sentences.  The  principal  portion of  Realized  Losses  shall be  allocated  to the REMIC II
Regular  Interests  as  follows:  (1) The  principal  portion  of  Realized  Losses  shall  be allocated,  first, to REMIC II Regular Interests LT-Y1,  LT-Y2, LT-Y3 and LT-Y4,  respectively in the same amounts as Realized  Losses were  allocated to the REMIC I Regular  Interests Y-1,
Y-2,  Y-3 and Y-4,  second,  to each of the REMIC II Regular  Interests  (other  than REMIC II
Regular  Interests  LT1,  LT-Y1,  LT-Y2,  LT-Y3  and  LT-Y4),   pro-rata  according  to  their
respective  REMIC II  Principal  Reduction  Amounts to the extent  thereof in reduction of the
Uncertificated  Principal  Balance  of  such  REMIC  II  Regular  Interests  and,  third,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to
REMIC II Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

        REMIC II Regular  Interest LT1 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT1 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT1 on such Distribution Date.

        REMIC II Regular  Interest LT2 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT2 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT2 on such Distribution Date.

        REMIC II Regular  Interest LT3 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT3 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT3 on such Distribution Date.

        REMIC II Regular  Interest LT4 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT4 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT4 on such Distribution Date.

        REMIC II Regular  Interest LT5 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT5 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT5 on such Distribution Date.

        REMIC II Regular  Interest LT6 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT6 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT6 on such Distribution Date.

        REMIC II Regular  Interest LT7 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT7 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT7 on such Distribution Date.

        REMIC II Regular  Interest LT8 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT8 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT8 on such Distribution Date.

        REMIC II Regular  Interest LT9 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II Regular  Interest LT9 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT9 on such Distribution Date.

        REMIC II Regular  Interest LT10 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT10 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT10 on such Distribution Date.

        REMIC II Regular  Interest LT11 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT11 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT11 on such Distribution Date.

        REMIC II Regular  Interest LT12 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT12 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT12 on such Distribution Date.

        REMIC II Regular  Interest LT13 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT13 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT13 on such Distribution Date.

        REMIC II Regular  Interest LT14 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT14 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT14 on such Distribution Date.

        REMIC II Regular  Interest LT15 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT15 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT15 on such Distribution Date.

        REMIC II Regular  Interest LT16 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT16 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT16 on such Distribution Date.

        REMIC II Regular  Interest LT17 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT17 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT17 on such Distribution Date.

        REMIC II Regular  Interest LT18 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT18 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT18 on such Distribution Date.

        REMIC II Regular  Interest LT19 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT19 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT19 on such Distribution Date.

        REMIC II Regular  Interest LT20 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT20 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT20 on such Distribution Date.

        REMIC II Regular  Interest LT21 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT21 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT21 on such Distribution Date.

        REMIC II Regular  Interest LT22 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT22 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT22 on such Distribution Date.

        REMIC II Regular  Interest LT23 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT23 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT23 on such Distribution Date.

        REMIC II Regular  Interest LT24 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT24 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT24 on such Distribution Date.

        REMIC II Regular  Interest LT25 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT25 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT25 on such Distribution Date.

        REMIC II Regular  Interest LT26 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT26 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT26 on such Distribution Date.

        REMIC II Regular  Interest LT27 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT27 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT27 on such Distribution Date.

        REMIC II Regular  Interest LT28 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT28 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT28 on such Distribution Date.

        REMIC II Regular  Interest LT29 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT29 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT29 on such Distribution Date.

        REMIC II Regular  Interest LT30 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT30 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT30 on such Distribution Date.

        REMIC II Regular  Interest LT31 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT31 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT31 on such Distribution Date.

        REMIC II Regular Interest LT-Y1 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT-Y1 Principal  Reduction Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT-Y1 on such Distribution Date.

        REMIC II Regular Interest LT-Y2 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT-Y2 Principal  Reduction Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT-Y2 on such Distribution Date.

        REMIC II Regular Interest LT-Y3 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT-Y3 Principal  Reduction Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT-Y3 on such Distribution Date.

        REMIC II Regular Interest LT-Y4 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest LT-Y4 Principal  Reduction Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT-Y4 on such Distribution Date.

        REMIC II Regular Interest: Any of the separate  non-certificated  beneficial ownership interests in REMIC II set forth in  Section 5.01(c)  and issued  hereunder and designated as a
"regular  interest" in REMIC II.  Each REMIC II  Regular Interest shall accrue interest at the
Uncertificated   Pass-Through   Rate   specified  for  such  REMIC II   Regular   Interest  in
Section 5.01(c),  and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated  Principal
Balance  as set  forth  in  Section 5.01(c).  The  designations  for the  respective  REMIC II
Regular Interests are set forth in Section 5.01(c).

        REMIC III:  That group of assets  contained  in the Trust Fund  designated  as a REMIC consisting of the REMIC II Regular Interests and any proceeds thereof.

        REMIC III  Available  Distribution  Amount:  For any  Distribution  Date,  the amounts deemed distributed with respect to the REMIC II Regular Interests pursuant to Section 6.07.

        REMIC III  Distribution  Amount:  For any  Distribution  Date, the REMIC III Available
Distribution  Amount  shall  be  deemed  distributed  by  REMIC  III  to  the  holders  of the
Certificates  (other  than the  Class R,  Class  R-X,  Class X and Class XP  Certificates)  on
account of the REMIC III Regular  Interests  (other than REMIC III  Regular  Interests  I-X-1,
I-X-2, II-X-1,  II-X-2,  II-X-3,  III-X-1,  IV-X-2, IV-X-2 and M-X), to REMIC IV on account of
REMIC III Regular Interests I-X-1, I-X-2, II-X-1,  II-X-2,  II-X-3,  III-X-1,  IV-X-2,  IV-X-2
and M-X, and to holders of the Class R  Certificates  in respect of Component III thereof,  as follows:  to each REMIC III Regular  Interest in respect of  Uncertificated  Accrued  Interest thereon and the  Uncertificated  Principal Balance thereof,  the amount distributed in respect of  interest  and  principal  on the  Class  or  Classes  of  Certificates  bearing  the  same designation  (with such  amounts  having the same  character  as  interest or  principal  with respect  to the  REMIC  III  Regular  Interest  as  they  have  with  respect  to the  Related
Certificate  or  Certificates),  except that no amount paid to any  Certificate  in respect of any  Carryover  Shortfall  Amount shall be included in the amount paid in respect of a related
REMIC III Regular  Interest.  Any  remaining  amount of the REMIC III  Available  Distribution
Amount  shall be  distributed  to the  holders  of the  Class R  Certificates  in  respect  of
Component III thereof.

        REMIC III  Interest:  Any of the REMIC III Regular  Interests and Component III of the
Class R Certificate.

        REMIC III Net Deferred  Interest:  Net Deferred  Interest  for any  Distribution  Date
shall be  allocated  to REMIC III  Regular  Interests  to the same  extent  that Net  Deferred
Interest is allocated to the Class of Certificates bearing the same designation.

        REMIC III Regular  Interest I-X-1: A regular interest in REMIC III that has an initial principal balance equal to zero, that bears interest at the related  Uncertificated  REMIC III
Pass-Through  Rate on its  Uncertificated  Notional  Amount,  and that has such other terms as are described herein.

        REMIC III Regular  Interest I-X-2: A regular interest in REMIC III that has an initial principal balance equal to zero, that bears interest at the related  Uncertificated  REMIC III
Pass-Through  Rate on its  Uncertificated  Notional  Amount,  and that has such other terms as are described herein.

        REMIC  III  Regular  Interest  II-X-1:  A  regular  interest  in REMIC III that has an initial  principal  balance equal to zero,  that bears interest at the related  Uncertificated
REMIC III Pass-Through  Rate on its  Uncertificated  Notional Amount,  and that has such other terms as are described herein.

        REMIC  III  Regular  Interest  II-X-2:  A  regular  interest  in REMIC III that has an initial  principal  balance equal to zero,  that bears interest at the related  Uncertificated
REMIC III Pass-Through  Rate on its  Uncertificated  Notional Amount,  and that has such other terms as are described herein.

        REMIC  III  Regular  Interest  II-X-3:  A  regular  interest  in REMIC III that has an initial  principal  balance equal to zero,  that bears interest at the related  Uncertificated
REMIC III Pass-Through  Rate on its  Uncertificated  Notional Amount,  and that has such other terms as are described herein.

        REMIC  III  Regular  Interest  III-X-1:  A regular  interest  in REMIC III that has an initial  principal  balance equal to zero,  that bears interest at the related  Uncertificated
REMIC III Pass-Through  Rate on its  Uncertificated  Notional Amount,  and that has such other terms as are described herein.

        REMIC  III  Regular  Interest  IV-X-1:  A  regular  interest  in REMIC III that has an initial  principal  balance equal to zero,  that bears interest at the related  Uncertificated
REMIC III Pass-Through  Rate on its  Uncertificated  Notional Amount,  and that has such other terms as are described herein.

        REMIC  III  Regular  Interest  IV-X-2:  A  regular  interest  in REMIC III that has an initial  principal  balance equal to zero,  that bears interest at the related  Uncertificated
REMIC III Pass-Through  Rate on its  Uncertificated  Notional Amount,  and that has such other terms as are described herein.

        REMIC III Regular  Interest  M-X: A regular  interest in REMIC III that has an initial principal balance equal to zero, that bears interest at the related  Uncertificated  REMIC III
Pass-Through  Rate on its  Uncertificated  Notional  Amount,  and that has such other terms as are described herein.

        REMIC III Regular  Interest:  Any of the separate  beneficial  ownership  interests in
REMIC III  set forth in  Section 5.01(c)  and issued  hereunder  and  designated as a "regular interest"  in  REMIC III.  Each  REMIC III  Regular  Interest  shall  accrue  interest  at the
Uncertificated  REMIC III Pass-Through  Rate specified for such REMIC III  Regular Interest in
Section 5.01(c),  and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated  Principal
Balance  as set  forth in  Section 5.01(c).  The  designations  for the  respective  REMIC III
Regular Interests are set forth in Section 5.01(c).

        REMIC IV:  That  group of assets  contained  in the Trust Fund  designated  as a REMIC consisting of REMIC III Regular  Interests I-X-1,  I-X-2,  II-X-1,  II-X-2,  II-X-3,  III-X-1,
IV-X-1, IV-X-2 and M-X and any proceeds thereof.

        REMIC IV  Available  Distribution  Amount:  For any  Distribution  Date,  the  amounts deemed distributed with respect to REMIC III Regular Interests I-X-1, I-X-2,  II-X-1,  II-X-2,
II-X-3, III-X-1, IV-X-1, IV-X-2 and M-X pursuant to Section 6.07.

        REMIC IV  Distribution  Amount:  For any  Distribution  Date,  the REMIC IV  Available
Distribution  Amount  shall be  deemed  distributed  by REMIC IV to the  holders  of the Class
I-X-1, Class I-X-2, Class II-X-1,  Class II-X-2,  Class II-X-3,  Class III-X-1,  Class IV-X-1,
Class IV-X-2 and Class M-X  Certificates  on account of  REMIC III  Regular  Interests  I-X-1,
I-X-2, II-X-1, II-X-2, II-X-3, III-X-1, IV-X-1, IV-X-2 and M-X, respectively.

        REMIC  IV  Interest:  Any  of the  REMIC  IV  Regular  Interests  and  the  Class  R-X
Certificates.

        REMIC IV Regular  Interest:  Any of the  separate  beneficial  ownership  interests in
REMIC IV set forth in  Section 5.01(c)(iv)  and issued  hereunder and designated as a "regular
interest"  in  REMIC IV.   Each  REMIC IV  Regular  Interest  shall  accrue  interest  at  the
Uncertificated  REMIC IV  Pass-Through  Rate specified for such REMIC IV  Regular  Interest in
Section 5.01(c)(iv).  The designations for the respective  REMIC IV Regular  Interests are set forth in Section 5.01(c)(iv).

        REO  Acquisition:  The  acquisition  by the  Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

        REO Disposition:  As to any REO Property,  a determination by the Servicer that it has received all Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries  (including  proceeds  of a final sale)  which the  Servicer  expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Proceeds:  Proceeds, net of expenses, received in respect of any REO Property.

        REO  Property:  A  Mortgaged  Property  acquired  in the  name of the  Trust,  for the benefit of  Certificateholders,  by foreclosure or  deed-in-lieu  of foreclosure in connection with a defaulted Mortgage Loan.

        Repurchase  Price:  With respect to any Mortgage  Loan (or any property  acquired with respect  thereto)  required to be  repurchased  by the Seller  pursuant to the  Mortgage  Loan
Purchase  Agreement,  or Article II of this Agreement,  an amount equal to the sum of, without duplication,  (i)(a) 100% of the  Outstanding  Principal  Balance of such  Mortgage Loan as of the date of  repurchase  (or if the related  Mortgaged  Property  was  acquired  with  respect thereto, 100% of the Outstanding  Principal Balance at the date of the acquisition),  plus (b)
accrued  but unpaid  interest on the  Outstanding  Principal  Balance at the related  Mortgage
Interest  Rate,  through and including the last day of the month of  repurchase,  plus (c) any unreimbursed  Monthly  Advances and  servicing  advances  payable to the Servicer and (ii) any costs and damages (if any)  incurred by the Trust in  connection  with any  violation  of such
Mortgage Loan of any predatory or abusive lending laws.

        Repurchase  Proceeds:  The  Repurchase  Price in connection  with any  repurchase of a
Mortgage  Loan by the Seller and any cash deposit in  connection  with the  substitution  of a
Mortgage Loan.

        Request for Release:  A request for release in the form attached hereto as Exhibit D.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be  maintained  from time to time under this  Agreement  with  respect to such Mortgage Loan.

        Residual Certificates:  The Class R Certificates and the Class R-X Certificates.

        Responsible  Officer:  Any  officer  assigned  to the  Corporate  Trust  Office of the
Trustee (or any successor  thereto),  including any Vice President,  Assistant Vice President,
Trust  Officer,  any  Assistant  Secretary,  any trust  officer  or any other  officer  of the
Trustee  customarily  performing  functions  similar  to those  performed  by any of the above
designated  officers  and  having  direct   responsibility  for  the  administration  of  this
Agreement,  and any other  officer of the Trustee to whom a matter  arising  hereunder  may be referred.

        Rule  144A  Certificate:  The  certificate  to be  furnished  by each  purchaser  of a
Private   Certificate   (which  is  also  a  Physical   Certificate)   which  is  a  Qualified
Institutional  Buyer as  defined  under  Rule  144A  promulgated  under  the  Securities  Act, substantially in the form set forth as Exhibit F-2 hereto.

        S&P:  Standard & Poor's,  a  division  of The  McGraw-Hill  Companies,  Inc.,  and its successors in interest.

        Scheduled  Payment:  With  respect  to any  Mortgage  Loan  and  any Due  Period,  the scheduled  payment or payments of  principal  and  interest due during such Due Period on such
Mortgage  Loan which  either is payable by a  Mortgagor  in such Due Period  under the related
Mortgage Note or, in the case of REO  Property,  would  otherwise  have been payable under the related Mortgage Note.

        Scheduled Principal:  The principal portion of any Scheduled Payment.

        Scheduled  Principal  Balance:  With respect to any Mortgage Loan on any  Distribution
Date,  (i) the unpaid  principal  balance of such Mortgage Loan as of the close of business on the  related Due Date  (taking  account of the  principal  payment to be made on such Due Date and  irrespective  of any  delinquency  in its  payment),  as  specified  in the  amortization schedule at the time relating  thereto  (before any adjustment to such  amortization  schedule by reason of any  bankruptcy  or similar  proceeding  occurring  after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium or similar  waiver or grace period)  including any  Deferred  Interest  thereon  and  less  (ii) any  Principal  Prepayments  (including  the principal  portion  of Net  Liquidation  Proceeds)  received  during  or prior to the  related
Prepayment  Period;  provided that the Scheduled  Principal  Balance of a Liquidated  Mortgage
Loan is zero.

        Securities Act:  The Securities Act of 1933, as amended.

        Securities  Legend:  "THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"), OR UNDER ANY STATE SECURITIES
LAWS. THE HOLDER HEREOF, BY PURCHASING THIS  CERTIFICATE,  AGREES THAT THIS CERTIFICATE MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE  TRANSFERRED  ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1)  PURSUANT TO RULE 144A UNDER THE  SECURITIES  ACT
("RULE  144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN  THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN  ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB,  WHOM THE HOLDER HAS  INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER  IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN  "INSTITUTIONAL  ACCREDITED  INVESTOR"  WITHIN THE MEANING THEREOF IN
RULE  501(A)(1),  (2), (3) OR (7) OF  REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH  PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION  IN VIOLATION
OF THE  SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY
IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT  BY THE  TRUSTEE  OF SUCH OTHER
EVIDENCE  ACCEPTABLE  TO THE  TRUSTEE  THAT SUCH  REOFFER,  RESALE,  PLEDGE OR  TRANSFER IS IN
COMPLIANCE  WITH THE  SECURITIES ACT AND OTHER  APPLICABLE  LAWS OR IN EACH CASE IN ACCORDANCE
WITH  ALL  APPLICABLE   SECURITIES  LAWS  OF  THE  UNITED  STATES  AND  ANY  OTHER  APPLICABLE
JURISDICTION.  THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY, OR ON BEHALF
OF, AN EMPLOYEE  BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT  (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED  (THE  "CODE"),  OR BY A PERSON USING
"PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED  TRANSFEREE  PROVIDES THE TRUSTEE WITH AN OPINION
OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE AND THE  SERVICER  AND ON WHICH THEY MAY RELY WHICH
IS  SATISFACTORY  TO THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE IS  PERMISSIBLE  UNDER
APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED,  OR SECTION
4975 OF THE CODE AND WILL NOT  SUBJECT  THE  SERVICER  OR THE  TRUSTEE  TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        Security  Instrument:  A written instrument creating a valid first lien on a Mortgaged
Property  securing a Mortgage  Note,  which may be any  applicable  form of mortgage,  deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

        Seller:  EMC, as mortgage loan seller under the Mortgage Loan Purchase Agreement.

        Senior Certificates:  The Class A Certificates and the Senior Class X Certificates.

        Senior Class X Certificates:  The Class I-X, Class II-X,  Class III-X-1 and Class IV-X
Certificates.

        Senior Optimal  Principal  Amount:  With respect to each  Distribution Date and a Loan
Group or Sub-Group,  an amount equal to the sum, without duplication,  of the following (after giving effect to the  application of such amounts to cover  Deferred  Interest on the Mortgage
Loans on such  Distribution  Date in accordance  with the definition of Net Deferred  Interest but in no  event  greater  than  the  aggregate  Current  Principal  Amounts  of  the  related
Certificate Group immediately prior to such Distribution Date):

               (i)    the related Senior  Percentage of the principal portion of all Scheduled
Payments due on each  Outstanding  Mortgage Loan in the related Loan Group or Sub-Group on the related Due Date as  specified in the  amortization  schedule at the time  applicable  thereto
(after  adjustments  for previous  Principal  Prepayments  but before any  adjustment  to such amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar  waiver  or  grace  period  if the  related  Distribution  Date  occurs  prior  to the
Cross-Over Date);

               (ii)   the related  Senior  Prepayment  Percentage of the  Scheduled  Principal
Balance of Mortgage  Loan in the related  Loan Group or  Sub-Group  which was the subject of a
Principal Prepayment in full received by the Servicer during the related Prepayment Period;

               (iii)  the related  Senior  Prepayment  Percentage  of amount of all  Principal
Prepayments  in part  allocated  to  principal  received  by the  Servicer  during the related
Prepayment Period in respect to each Mortgage Loan in the related Loan Group or Sub-Group;

               (iv)   the lesser of (a) the related  Senior  Prepayment  Percentage of the sum of (A) all Net  Liquidation  Proceeds  allocable  to  principal  received  in  respect of each
Mortgage  Loan in the related Loan Group or Sub-Group  that became a Liquidated  Mortgage Loan during the related  Prepayment  Period (other than Mortgage Loans described in the immediately following  clause (B)) and all Subsequent  Recoveries  received in respect of each  Liquidated
Mortgage  Loan in the related  Loan Group or  Sub-Group  during the related Due Period and (B)
the Scheduled  Principal  Balance of each such Mortgage Loan  purchased by an insurer from the
Trust  during  the  related  Prepayment  Period  pursuant  to  the  related  Primary  Mortgage
Insurance  Policy,  if any, or otherwise and (b) the related  Senior  Percentage of the sum of
(A) the  Scheduled  Principal  Balance  of each  Mortgage  Loan in the  related  Loan Group or
Sub-Group  which  became a  Liquidated  Mortgage  Loan  during the related  Prepayment  Period
(other than the Mortgage  Loans  described in the  immediately  following  clause (B)) and all
Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage  Loan in the related
Loan  Group or  Sub-Group  during the  related  Due  Period  and (B) the  Scheduled  Principal
Balance of each such  Mortgage  Loan that was  purchased  by an insurer  from the Trust during the related  Prepayment  Period pursuant to the related Primary Mortgage  Insurance Policy, if any or otherwise;

               (v)    the  related  Senior  Prepayment  Percentage  of  the  sum  of  (a)  the
Scheduled  Principal  Balance of each  Mortgage  Loan in the related  Loan Group or  Sub-Group that was  repurchased  by the Seller in  connection  with such  Distribution  Date and (b) the excess,  if any, of the  Scheduled  Principal  Balance of a Mortgage  Loan in the related Loan
Group that has been  replaced by the Seller with a substitute  Mortgage  Loan  pursuant to the
Mortgage  Loan  Purchase  Agreement  in  connection  with  such  Distribution  Date  over  the
Scheduled Principal Balance of such substitute Mortgage Loan; and

               (vi)   any amount  allocated to the  Available  Funds of the related Loan Group or Sub-Group pursuant to Section 6.01(a)(G).

        Senior  Percentage:  With respect to each Certificate  Group,  initially 87.50%.  With respect  to any  Distribution  Date and a  Certificate  Group,  the  lesser  of  (i) 100%  and
(ii) the  percentage obtained by dividing the aggregate Current Principal Amount of the Senior
Certificates in such Certificate  Group  immediately  preceding such  Distribution Date by the aggregate  Scheduled  Principal  Balance of the  Mortgage  Loans in the related  Loan Group or
Sub-Group as of the beginning of the related Due Period.

        Senior   Prepayment   Percentage:   With  respect  to  a  Certificate  Group  and  any
Distribution Date occurring during the periods set forth below, as follows:

Period (dates inclusive)                    Senior Prepayment Percentage

November 2005 - October 2015                100%

November 2015 - October 2016                Senior  Percentage  for  the  related  Certificate
                                            Group plus 70% of the  Subordinate  Percentage for
                                            the related Loan Group or Sub-Group.
November 2016 - October 2017                Senior  Percentage  for  the  related  Certificate
                                            Group plus 60% of the  Subordinate  Percentage for
                                            the related Loan Group or Sub-Group.
November 2017 - October 2018                Senior  Percentage  for  the  related  Certificate
                                            Group plus 40% of the  Subordinate  Percentage for
                                            the related Loan Group or Sub-Group.
November 2018 - October 2019                Senior  Percentage  for  the  related  Certificate
                                            Group plus 20% of the  Subordinate  Percentage for
                                            the related Loan Group or Sub-Group.
November 2019 and thereafter                Senior  Percentage  for  the  related  Certificate
                                            Group.

        In  addition,  no  reduction  of the  Senior  Prepayment  Percentage  for the  related
Certificate  Group  shall occur on any  Distribution  Date  unless,  as of the last day of the month preceding such Distribution Date, (A) the aggregate  Scheduled  Principal Balance of the
Mortgage  Loans  delinquent  60 days or more  (including  for this  purpose any such  Mortgage
Loans in foreclosure and Mortgage Loans with respect to which the related  Mortgaged  Property has been  acquired by the Trust),  averaged  over the last six months,  as a percentage of the sum of the  aggregate  Current  Principal  Amount  of the  Subordinate  Certificates  does not exceed 50%; and (B)  cumulative  Realized  Losses on the Mortgage  Loans do not exceed (a) 30%
of the Original  Subordinate  Principal  Balance if such  Distribution Date occurs between and including  November  2015 and October  2016,  (b) 35% of the  Original  Subordinate  Principal
Balance if such  Distribution  Date occurs  between and  including  November  2016 and October
2017, (c) 40% of the Original  Subordinate  Principal Balance if such Distribution Date occurs between and  including  November 2017 and October  2018,  (d) 45% of the Original  Subordinate
Principal  Balance if such  Distribution  Date occurs between and including  November 2018 and
October 2019, and (e) 50% of the Original  Subordinate  Principal Balance if such Distribution
Date occurs during or after November 2019.

        In  addition,  if on any  Distribution  Date the weighted  average of the  Subordinate
Percentages  for such  Distribution  Date is equal to or  greater  than two times the  initial weighted average of the Subordinate  Percentages,  and (a) the aggregate  Scheduled  Principal
Balance of the  Mortgage  Loans  delinquent  60 days or more  (including  for this purpose any such Mortgage Loans in  foreclosure  and such Mortgage Loans with respect to which the related
Mortgaged  Property has been acquired by the Trust),  averaged over the last six months,  as a percentage of the aggregate  Current  Principal  Amount of the Subordinate  Certificates  does not exceed 50% and (b)(i) on or prior to the  Distribution  Date in October  2008,  cumulative
Realized  Losses on the Mortgage Loans as of the end of the related  Prepayment  Period do not exceed 20% of the Original  Subordinate  Principal  Balance and  (ii) after  the  Distribution
Date in October 2008  cumulative  Realized  Losses on the Mortgage  Loans as of the end of the
related  Prepayment Period do not exceed 30% of the Original  Subordinate  Principal  Balance, then,  the  Senior  Prepayment  Percentage  for such  Distribution  Date will equal the Senior
Percentage for the related  Certificate  Group;  provided,  however,  if on such  Distribution
Date  the  Subordinate  Percentage  is  equal  to  or  greater  than  two  times  the  initial
Subordinate  Percentage  on or prior to the  Distribution  Date  occurring in October 2008 and the above  delinquency and loss tests are met, then the Senior  Prepayment  Percentage for the
related   Certificate  Group  for  such  Distribution  Date  will  equal  the  related  Senior
Percentage plus 50% of the related Subordinate Percentage.

        Notwithstanding  the  foregoing,  if on any  Distribution  Date  the  percentage,  the numerator  of  which  is  the  aggregate  Current  Principal  Amount  of  the  related  Senior
Certificates  immediately  preceding such  Distribution  Date, and the denominator of which is the  Scheduled  Principal  Balance of the related  Mortgage  Loans as of the  beginning of the related Due Period,  exceeds such  percentage  as of the Cut-Off Date,  the Senior  Prepayment
Percentage  with  respect to all Senior  Certificates  for such  Distribution  Date will equal
100%.

        Servicer:  As of the Closing  Date,  EMC Mortgage  Corporation  and,  thereafter,  its respective successors in interest that meet the qualifications of this Agreement.

        Servicer  Certification:  A written  certification  covering servicing of the Mortgage
Loans by the  Servicer  and signed by an officer of the Servicer  that  complies  with (i) the
Sarbanes-Oxley  Act of 2002,  as amended  from time to time,  and (ii) the  February 21,  2003
Statement by the Staff of the Division of  Corporation  Finance of the Securities and Exchange
Commission  Regarding  Compliance by  Asset-Backed  Issuers with Exchange Act Rules 13a-14 and
15d-14,  as in effect from time to time;  provided  that if,  after the  Closing  Date (a) the
Sarbanes-Oxley  Act of 2002 is  amended,  (b) the  Statement  referred  to in  clause  (ii) is modified or superceded by any subsequent  statement,  rule or regulation of the Securities and
Exchange  Commission  or any  statement  of a division  thereof,  or (c) any future  releases, rules and  regulations  are published by the Securities and Exchange  Commission  from time to time pursuant to the  Sarbanes-Oxley  Act of 2002,  which in any such case affects the form or substance of the required  certification and results in the required  certification  being, in the  reasonable  judgment  of the  Servicer,  materially  more  onerous  than  the form of the required  certification as of the Closing Date, the Servicer  Certification shall be as agreed to by the Servicer and the Depositor  following a  negotiation  in good faith to determine how to comply with any such new requirements.

        Servicing Fee: As to any Mortgage Loan and  Distribution  Date, an amount equal to the product of (i) the  Scheduled  Principal  Balance of such  Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate.

        Servicing  Fee Rate:  As to any  Mortgage  Loan,  a per annum rate as set forth in the
Mortgage Loan Schedule.

        Servicing  Officer:  The President or a Vice  President or Assistant Vice President or
other authorized  officer of the Servicer having direct  responsibility for the administration of this Agreement,  and any other authorized  officer of the Servicer to whom a matter arising hereunder may be referred.

        Startup Day:  October 31, 2005.

        Sub-Group:  With  respect to Loan Group II, any of  Sub-Group  IIa,  Sub-Group  IIb or
Sub-Group IIc, as applicable.

        Sub-Group  IIa: The group of Mortgage  Loans  designated as belonging to Sub-Group IIa on the Mortgage Loan Schedule.

        Sub-Group IIa Certificates:  The Class II-A-1a Component,  the Class II-A-2a Component
and the Class II-X-1 Certificates.

        Sub-Group  IIb: The group of Mortgage  Loans  designated as belonging to Sub-Group IIb on the Mortgage Loan Schedule.

        Sub-Group IIb Certificates:  The Class II-A-1b Component,  the Class II-A-2b Component
and the Class II-X-2 Certificates.

        Sub-Group  IIc: The group of Mortgage  Loans  designated as belonging to Sub-Group IIc on the Mortgage Loan Schedule.

        Sub-Group IIc Certificates:  The Class II-A-1c Component,  the Class II-A-2c Component
and the Class II-X-3 Certificates.

        Subordinate   Certificate   Writedown   Amount:   With  respect  to  the   Subordinate
Certificates and as to any  Distribution  Date, the amount by which (i) the sum of the Current
Principal  Amounts of the  Certificates  (after giving effect to the distribution of principal and the  allocation  of  applicable  Realized  Losses in  reduction  of the Current  Principal
Amounts of the  Certificates  on such  Distribution  Date in accordance with the definition of
Net  Deferred  Interest)  exceeds  (y)  the  aggregate  Scheduled  Principal  Balances  of the
Mortgage Loans on the Due Date related to such Distribution Date.

        Subordinate  Certificates:  The Non-Offered  Subordinate  Certificates (other than the
Class XP Certificates) and the Offered Subordinate Certificates.

        Subordinate  Optimal  Principal Amount:  With respect to the Subordinate  Certificates and any Distribution Date, an amount equal to the sum, without  duplication,  of the following from each Loan Group or Sub-Group  (after giving effect to the  application of such amounts to cover  Deferred  Interest  on the  Mortgage  Loans on such  Distribution  Date but in no event
greater  than  the  aggregate  Current  Principal  Amount  of  the  Subordinate   Certificates
immediately prior to such Distribution Date):

        (i)           the  related  Subordinate  Percentage  of the  principal  portion of all
Scheduled  Payments  due on each  Outstanding  Mortgage  Loan in the  related  Loan  Group  or
Sub-Group  on the  related  Due Date as  specified  in the  amortization  schedule at the time applicable  thereto  (after  adjustment  for  previous  Principal  Prepayments  but before any adjustment to such  amortization  schedule by reason of any  bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period);

        (ii)   the  related  Subordinate  Prepayment  Percentage  of the  Scheduled  Principal
Balance of each Mortgage  Loan in the related Loan Group or Sub-Group  that was the subject of a Principal Prepayment in full received by the Servicer during the related Prepayment Period;

        (iii)  the related  Subordinate  Prepayment  Percentage of the amount of all Principal
Prepayments  in part  received by the Servicer in respect to the Mortgage  Loan in the related
Loan Group or Sub-Group during the related Prepayment Period;

        (iv)   the excess, if any, of (a) all Net Liquidation  Proceeds allocable to principal received during the related  Prepayment Period in respect of each Liquidated  Mortgage Loan in the related  Loan Group or  Sub-Group  and all  Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage  Loan during the related Due Period over (b) the sum of the amounts distributable to the Senior  Certificates in the related  Certificate Group pursuant to clause
(iv) of the definition of Senior Optimal Principal Amount on such Distribution Date;

        (v)    the related Subordinate  Prepayment  Percentage of the sum of (a) the Scheduled
Principal  Balance of each  Mortgage  Loan in the  related  Loan Group or  Sub-Group  that was purchased by the Seller in connection with such Distribution  Date and (b) the difference,  if any, between the Scheduled  Principal  Balance of a Mortgage Loan in the related Loan Group or
Sub-Group  that has been  replaced by the Seller with a Substitute  Mortgage  Loan pursuant to the Mortgage  Loan  Purchase  Agreement in  connection  with such  Distribution  Date over the
Scheduled Principal Balance of such Substitute Mortgage Loan; and

        (vi)   on the Distribution  Date on which the Current  Principal Amounts of the Senior
Certificates  in the  related  Certificate  Group have all been  reduced to zero,  100% of the
Senior  Optimal  Principal  Amount  for  the  related  Loan  Group  or  Sub-Group.  After  the aggregate Current  Principal Amount of the Subordinate  Certificates has been reduced to zero, the Subordinate Optimal Principal Amount shall be zero.

        Subordinate  Percentage:  With  respect  to  each  Loan  Group  or  Sub-Group  on  any
Distribution  Date, 100% minus the Senior  Percentage for the related  Certificate Group as of such Distribution Date.

        Subordinate  Prepayment  Percentage:  With  respect to each Loan Group or Sub-Group on
any  Distribution  Date,  100%  minus  the  Senior  Prepayment   Percentage  for  the  related
Certificate Group as of such Distribution Date.

        Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received  during the related Due Period by the Servicer  (net of any related  expenses  permitted to be  reimbursed pursuant  to  Section  4.02) or  surplus  amounts  held by the  Servicer  to  cover  estimated expenses  (including,  but not limited to,  recoveries in respect of the  representations  and warranties made by the Seller pursuant to the Mortgage Loan Purchase  Agreement)  specifically related to a Liquidated  Mortgage  Loan or the  disposition  of an REO  Property  prior to the related  Prepayment  Period that resulted in a Realized Loss, after liquidation or disposition of such Mortgage Loan.

        Subordinate Reserve Fund:  As described in Section 4.05 herein.

        Substitute  Mortgage  Loan:  A mortgage  loan  tendered  to the Trust  pursuant to the
Mortgage Loan Purchase Agreement,  or Section 2.04 of this Agreement,  as applicable,  in each case,  (i) which has an Outstanding  Principal  Balance not greater nor  materially  less than the Mortgage Loan for which it is to be substituted;  (ii) which has a Mortgage  Interest Rate and Net Rate not less than, and not materially  greater than, such Mortgage Loan;  (iii) which has a maturity  date not  materially  earlier or later than such  Mortgage  Loan and not later than the latest  maturity date of any Mortgage  Loan;  (iv) which is of the same property type and occupancy  type as such Mortgage  Loan;  (v) which has a  Loan-to-Value  Ratio not greater than the  Loan-to-Value  Ratio of such  Mortgage  Loan;  (vi) which  is  current in payment of principal  and interest as of the date of  substitution;  (vii) as to which the payment  terms do not vary in any material  respect from the payment  terms of the Mortgage Loan for which it is to be  substituted,  (viii) which  has a  Gross  Margin,  Periodic  Rate  Cap  and  Maximum
Lifetime  Mortgage  Rate no less than  those of such  Mortgage  Loan,  has the same  Index and interval  between  Interest  Adjustment  Dates as such Mortgage Loan,  and a Minimum  Lifetime
Mortgage Rate no lower than that of such  Mortgage  Loan and (ix) has a negative  amortization cap of no more than 110%.

        Substitution  Adjustment Amount: The amount, if any, required to be paid by the Seller to the  Trustee  for  deposit  in  the  Distribution  Account  pursuant  to  Section  2.04  in connection with the substitution of a Mortgage Loan.

        Tax  Administration  and Tax Matters Person:  The Trustee and any successor thereto or assignee thereof shall serve as tax  administrator  hereunder and as agent for the Tax Matters
Person. The Holder of the largest percentage  interest of each Class of Residual  Certificates shall be the Tax  Matters  Person for the related  REMIC,  as more  particularly  set forth in
Section 9.12 hereof.

        Termination  Purchase Price: The price,  calculated as set forth in Section 10.01,  to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

        Trust Fund or Trust:  The corpus of the trust  created by this  Agreement,  consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

        Trustee:  Wells Fargo Bank,  National  Association,  or its successor in interest,  or any successor trustee appointed as herein provided.

        2005-AR5 REMIC: Any of REMIC I, REMIC II, REMIC III and REMIC IV.

        Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any  Distribution  Date, one month's interest at the related  Uncertificated  Pass-Through
Rate  for  such  Distribution  Date,  accrued  on  the  Uncertificated  Principal  Balance  or
Uncertificated  Notional Amount, as applicable,  immediately prior to such Distribution  Date.
Uncertificated  Accrued Interest for the Uncertificated  Regular Interests shall accrue on the basis of a 360-day year  consisting of twelve 30-day months.  For purposes of calculating  the amount  of  Uncertificated  Accrued  Interest  for  the  REMIC  I  Regular  Interests  for any
Distribution  Date,  any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the
extent not  covered by  Compensating  Interest  Payments)  shall be  allocated  among  REMIC I
Regular  Interests  Y-1, Y-2, Y-3, Y-4, Z-1, Z-2, Z-3 and Z-4, pro rata,  based on, and to the extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the
REMIC II Regular Interests for any Distribution Date, any Prepayment  Interest  Shortfalls and
Relief Act Shortfalls (to the extent not covered by Compensating  Interest  Payments) shall be allocated  among  each of the  REMIC II  Regular  Interests,  pro rata,  based on,  and to the extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the
REMIC III Regular  Interests for any  Distribution  Date, any Prepayment  Interest  Shortfalls
and  Relief Act  Shortfalls  (to the extent not  covered by  Compensating  Interest  Payments)
shall be  allocated  among REMIC III  Regular  Interests  to the same extent such  amounts are allocated to the related Class of Certificates.

        Uncertificated  Notional Amount:  With respect to REMIC III  Regular  Interests I-X-1,
I-X-2,  II-X-1,  II-X-2,  II-X-3,  III-X-1,  IV-X-1,  IV-X-2 and M-X, the aggregate  principal balance of the REMIC II Regular Interests.

        Uncertificated  Pass-Through Rate: The  Uncertificated  REMIC I Pass-Through Rate, the
Uncertificated  REMIC II Pass-Through Rate, the Uncertificated  REMIC III Pass-Through Rate or
the  Uncertificated  REMIC IV  Pass-Through  Rate, as applicable.  Any monthly  calculation of interest at a stated rate for the REMIC I Regular  Interests,  the REMIC II Regular Interests,
REMIC III Regular Interest I-X-1, I-X-2, II-X-1,  II-X-2, II-X-3,  III-X-1,  IV-X-1, IV-X-2 or
M-X or the  REMIC IV  Regular  Interests  shall be based  upon  annual  interest  at such rate divided by twelve.

        Uncertificated  Principal Balance: The principal amount of any Uncertificated  Regular
Interest  outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each REMIC Regular Interest shall never be less than zero.

        Uncertificated Regular Interests:  The REMIC I Regular Interests, the REMIC II Regular
Interests and REMIC III Regular  Interests I-X-1,  I-X-2,  II-X-1,  II-X-2,  II-X-3,  III-X-1,
IV-X-1, IV-X-2 and M-X.

        Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution  Date and
(i) REMIC I Regular  Interests Y-1 and Z-1, the weighted  average of the Net Mortgage Rates on the Group I Mortgage Loans,  (ii) REMIC I Regular  Interests Y-2 and Z-2, the weighted average of the Net  Mortgage  Rates on the Group II Mortgage  Loans,  (iii) REMIC I Regular  Interests
Y-3 and Z-3, the weighted  average of the Net Mortgage  Rates on the Group III Mortgage  Loans
and (iv) REMIC I Regular  Interests  Y-4 and Z-4,  the  weighted  average of the Net  Mortgage
Rates on the Group IV Mortgage Loans.

        Uncertificated  REMIC II  Pass-Through  Rate:  With respect to any  Distribution  Date and: (A) (i) REMIC II Regular  Interests  LT1,  LT2 and LT5,  the weighted  average of the Net
Mortgage  Rates on the Group I Mortgage  Loans,  (ii) REMIC II Regular  Interests LT3 and LT6,
zero  (0.00%),  (iii) REMIC II Regular  Interests LT4 and LT7,  twice the weighted  average of the Net  Mortgage  Rates on the Group I Mortgage  Loans;  (B) (i) REMIC II  Regular  Interests
LT8,  LT9,  LT12 and LT15,  the  weighted  average of the Net  Mortgage  Rates on the Group II
Mortgage Loans,  (ii) REMIC II Regular  Interests  LT10,  LT13 and LT16,  zero (0.00%),  (iii)
REMIC II  Regular  Interests  LT11,  LT14 and LT17,  twice  the  weighted  average  of the Net
Mortgage  Rates on the Group II Mortgage  Loans;  (C) (i) REMIC II Regular  Interests LT18 and
LT19,  the weighted  average of the Net Mortgage Rates on the Group III Mortgage  Loans,  (ii)
REMIC II Regular  Interest LT20,  zero (0.00%),  (iii) REMIC II Regular  Interest LT21,  twice the  weighted  average of the Net  Mortgage  Rates on the Group III  Mortgage  Loans;  (D) (i)
REMIC II Regular  Interests  LT22,  LT23 and LT26,  the  weighted  average of the Net Mortgage
Rates on the Group IV Mortgage  Loans,  (ii) REMIC II Regular  Interests  LT24 and LT27,  zero
(0.00%),  (iii) REMIC II Regular  Interests LT25 and LT28,  twice the weighted  average of the
Net Mortgage  Rates on the Group IV Mortgage  Loans;  (E) (i) REMIC II Regular  Interest LT29,
the weighted average of the  Uncertificated  REMIC I Pass-Through Rates on the REMIC I Regular
Interests,  Y-1, Y-2, Y-3 and Y-4, (ii) REMIC II Regular  Interest LT30,  zero (0.00%),  (iii)
REMIC II Regular  Interest  LT31,  twice the weighted  average of the  Uncertificated  REMIC I
Pass-Through Rates on the REMIC I Regular  Interests,  Y-1, Y-2, Y-3 and Y-4; and (F) REMIC II
Regular  Interests  LT-Y1,  LT-Y2,  LT-Y3 and LT-Y4, the  Uncertificated  REMIC I Pass-Through
Rates on the REMIC I Regular Interests Y-1, Y-2, Y-3 and Y-4, respectively.

        Uncertificated REMIC III Pass-Through Rate: With respect to any Distribution Date and
(i) REMIC III Regular Interest I-X-1, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of (1) the Uncertificated  Pass-Through  Rate for
REMIC II Regular Interests LT1, LT2, LT5 and LT-Y1 minus the related Marker Rate, applied to a notional amount equal to the aggregate  Uncertificated  Principal  Balance of REMIC II Regular
Interests LT1, LT2, LT5 and LT-Y1, (2)      the Uncertificated  Pass-Through Rate for REMIC II
Regular  Interests  LT4 and LT7 minus twice the  related  Marker  Rate,  applied to a notional amount equal to the aggregate  Uncertificated  Principal Balance of REMIC II Regular Interests
LT4 and LT7, and (3)  the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest
LT-Y1 minus the related Marker Rate,  applied to a notional  amount equal to the excess of the aggregate principal balance of the Group I Loans over the aggregate  Uncertificated  Principal
Balance of REMIC II Regular  Interests  LT1,  LT2,  LT3,  LT4, LT5, LT6, LT7 and LT-Y1 and the
denominator of which is the aggregate  principal  balance of the Group I Loans; (ii) REMIC III
Regular  Interest  I-X-2, a rate per annum equal to the  percentage  equivalent of a fraction, the  numerator of which is the sum of (1) the  Uncertificated  Pass-Through  Rate for REMIC II
Regular  Interests  LT1,  LT2,  LT5 and LT-Y1  minus the  related  Marker  Rate,  applied to a notional amount equal to the aggregate  Uncertificated  Principal  Balance of REMIC II Regular
Interests LT1, LT2, LT5 and LT-Y1, (2)      the Uncertificated  Pass-Through Rate for REMIC II
Regular  Interests  LT4 and LT7 minus twice the  related  Marker  Rate,  applied to a notional amount equal to the aggregate  Uncertificated  Principal Balance of REMIC II Regular Interests
LT4 and LT7, and (3)  the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest
LT-Y1 minus the related Marker Rate,  applied to a notional  amount equal to the excess of the aggregate principal balance of the Group I Loans over the aggregate  Uncertificated  Principal
Balance of REMIC II Regular  Interests  LT1,  LT2,  LT3,  LT4, LT5, LT6, LT7 and LT-Y1 and the
denominator  of which is the  aggregate  principal  balance of the Group I Loans;  (iii) REMIC
III  Regular  Interest  II-X-1,  a rate per  annum  equal to the  percentage  equivalent  of a fraction, the numerator of which is the sum of (1) the  Uncertificated  Pass-Through  Rate for
REMIC II Regular  Interests  LT8,  LT9, LT 12, LT15 and LT-Y2 minus the related  Marker  Rate, applied  to a notional  amount  equal to the  aggregate  Uncertificated  Principal  Balance of
REMIC II Regular Interests LT8, LT9, LT 12, LT15 and LT-Y2, (2)  the            Uncertificated
Pass-Through  Rate for REMIC II Regular  Interests LT11, LT14 and LT17 minus twice the related
Marker Rate,  applied to a notional  amount equal to the  aggregate  Uncertificated  Principal
Balance of REMIC II Regular Interests LT11, LT14 and LT17, (3)   the            Uncertificated
Pass-Through  Rate for REMIC II Regular Interest LT-Y2 minus the related Marker Rate,  applied to a notional  amount  equal the  excess of the  aggregate  principal  balance of the Group II
Loans over the aggregate  Uncertificated  Principal Balance of REMIC II Regular Interests LT8,
LT9, LT10,  LT11,  LT12,  LT13,  LT14, LT15, LT16, LT17 and LT-Y2 and the denominator of which is the  aggregate  principal  balance of the Group II Loans;  (iv) REMIC III Regular  Interest
II-X-2,  a rate per annum equal to the percentage  equivalent of a fraction,  the numerator of
which is the sum of (1)      the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interests  LT8,  LT9,  LT 12,  LT15 and LT-Y2  minus the  related  Marker  Rate,  applied to a notional amount equal to the aggregate  Uncertificated  Principal  Balance of REMIC II Regular
Interests LT8, LT9, LT 12, LT15 and LT-Y2, (2)     the  Uncertificated  Pass-Through  Rate for
REMIC II Regular  Interests LT11,  LT14 and LT17 minus twice the related Marker Rate,  applied to a notional  amount  equal to the  aggregate  Uncertificated  Principal  Balance of REMIC II
Regular Interests LT11, LT14 and LT17, and  (3)    the  Uncertificated  Pass-Through  Rate for
REMIC II Regular  Interest LT-Y2 minus the related Marker Rate,  applied to a notional  amount equal the excess of the aggregate  principal  balance of the Group II Loans over the aggregate
Uncertificated  Principal  Balance of REMIC II Regular  Interests LT8, LT9, LT10,  LT11, LT12,
LT13,  LT14,  LT15,  LT16,  LT17 and  LT-Y2  and the  denominator  of  which is the  aggregate principal  balance of the Group II Loans;  (v) REMIC III Regular  Interest  II-X-3, a rate per annum equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of
(1)     the  Uncertificated  Pass-Through Rate for REMIC II Regular Interests LT8, LT9, LT 12,
LT15 and LT-Y2  minus the  related  Marker  Rate,  applied to a notional  amount  equal to the aggregate  Uncertificated  Principal  Balance of REMIC II Regular  Interests  LT8, LT9, LT 12,
LT15 and LT-Y2, (2)   the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interests
LT11,  LT14 and LT17 minus twice the related Marker Rate,  applied to a notional  amount equal to the aggregate  Uncertificated  Principal  Balance of REMIC II Regular  Interests LT11, LT14
and LT17, and (3)     the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest
LT-Y2 minus the related  Marker  Rate,  applied to a notional  amount  equal the excess of the aggregate  principal  balance  of  the  Group  II  Loans  over  the  aggregate  Uncertificated
Principal  Balance of REMIC II Regular  Interests  LT8, LT9, LT10,  LT11,  LT12,  LT13,  LT14,
LT15,  LT16,  LT17 and LT-Y2 and the denominator of which is the aggregate  principal  balance of the Group II Loans;  (vi) REMIC III  Regular  Interest  III-X-1,  a rate per annum equal to the percentage equivalent of a fraction, the  numerator  of  which  is  the  sum  of  (1)  the
Uncertificated  Pass-Through  Rate for REMIC II Regular  Interests  LT18, LT19 and LT-Y3 minus the related Marker Rate,  applied to a notional  amount equal to the aggregate  Uncertificated
Principal   Balance   of   REMIC II  Regular  Interests  LT18,  LT19  and  LT-Y3,  (2)     the
Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT21 minus twice the related
Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of
REMIC II Regular Interest LT21, and (3)     the Uncertificated  Pass-Through Rate for REMIC II
Regular  Interest LT-Y3 minus the related Marker Rate,  applied to a notional  amount equal to the  excess of the  aggregate  principal  balance  of the Group III Loans  over the  aggregate
Uncertificated  Principal  Balance of REMIC II Regular  Interests LT18,  LT19,  LT20, LT21 and
LT-Y3,  and the  denominator  of which is the  aggregate  principal  balance  of the Group III
Loans;  (vii)  REMIC III Regular  Interest  IV-X-1,  a rate per annum equal to the  percentage
equivalent of a fraction, the numerator of which is the sum of (1)      the     Uncertificated
Pass-Through  Rate for REMIC II  Regular  Interests  LT18,  LT19 and LT-Y3  minus the  related
Marker Rate,  applied to a notional  amount equal to the  aggregate  Uncertificated  Principal
Balance of REMIC II Regular Interests LT18,  LT19 and LT-Y3, (2)        the     Uncertificated
Pass-Through  Rate for REMIC II Regular  Interest  LT21 minus twice the related  Marker  Rate, applied  to a  notional  amount  equal to the  Uncertificated  Principal  Balance  of REMIC II
Regular Interest LT21, and (3)      the   Uncertificated   Pass-Through   Rate  for  REMIC  II
Regular  Interest LT-Y3 minus the related Marker Rate,  applied to a notional  amount equal to the  excess of the  aggregate  principal  balance  of the Group III Loans  over the  aggregate
Uncertificated  Principal  Balance of REMIC II Regular  Interests LT18,  LT19,  LT20, LT21 and
LT-Y3,  and the  denominator  of which is the  aggregate  principal  balance  of the Group III
Loans;  (viii) REMIC III Regular  Interest  IV-X-2,  a rate per annum equal to the  percentage
equivalent of a fraction, the numerator of which is the sum of (1)      the     Uncertificated
Pass-Through  Rate for  REMIC II  Regular  Interests  LT22,  LT23,  LT26 and  LT-Y4  minus the related  Marker  Rate,  applied to a notional  amount  equal to the  aggregate  Uncertificated
Principal Balance  of  REMIC II  Regular  Interests  LT22,  LT23,  LT26  and  LT-Y4, (2)   the
Uncertificated  Pass-Through  Rate for REMIC II Regular  Interests  LT25 and LT28 minus  twice the related Marker Rate,  applied to a notional  amount equal to the aggregate  Uncertificated
Principal Balance of REMIC II Regular Interests LT25 and LT28, and (3)  the     Uncertificated
Pass-Through  Rate for  REMIC II  Regular  Interest  LT-Y4  minus  the  related  Marker  Rate, applied to a notional  amount equal to the excess of the  aggregate  principal  balance of the
Group IV  Loans  over the  aggregate  Uncertificated  Principal  Balance  of REMIC II  Regular
Interests LT22,  LT23,  LT24,  LT25,  LT26, LT27, LT28 and LT-Y4, and the denominator of which is the  aggregate  principal  balance  of the  Group IV  Loans;  and (ix)  REMIC  III  Regular
Interest  M-X,  a rate per  annum  equal  to the  percentage  equivalent  of a  fraction,  the
numerator of which is the sum of (1)        the Uncertificated  Pass-Through Rate for REMIC II
Regular  Interests LT1, LT2, LT5, LT8, LT9. LT12,  LT15,  LT18,  LT19, LT22, LT23, LT26, LT29,
LT-Y1,  LT-Y2,  LT-Y3 and LT-Y4 minus the related  Marker Rate,  applied to a notional  amount equal to the aggregate  Uncertificated  Principal  Balance of REMIC II Regular  Interests LT1,
LT2, LT5, LT8, LT9. LT12, LT15, LT18, LT19, LT22, LT23, LT26, LT29,  LT-Y1,  LT-Y2,  LT-Y3 and
LT-Y4 and (2)  the Uncertificated  Pass-Through Rate for REMIC II Regular Interests LT 4, LT7,
LT11,  LT14,  LT17,  LT21,  LT25,  LT28 and LT31 minus the related  Marker Rate,  applied to a notional amount equal to the aggregate  Uncertificated  Principal  Balance of REMIC II Regular
Interests LT 4, LT7, LT11,  LT14,  LT17,  LT21,  LT25,  LT28 and LT31, and the  denominator of which is the aggregate principal balance of the REMIC II Regular Interests.

        Uncertificated  REMIC IV Pass-Through  Rate: No REMIC IV Regular Interest will have an
Uncertificated  REMIC IV  Pass-Through  Rate,  but  will be  entitled  to 100% of all  amounts distributed  or  deemed  distributed  on the  REMIC  III  Regular  Interest  bearing  the same designation.

         Undercollateralized  Amount:  With  respect any  Certificate  Group and  Distribution
Date,  the excess of (i) the aggregate  Current  Principal  Amount of such  Certificate  Group over (ii) the  aggregate  Scheduled  Principal  Balance of the  Mortgage  Loans in the related
Loan Group.

        Undercollateralized   Certificate   Group:  With  respect  any  Distribution  Date,  a
Certificate  Group  for which  the  related  Undercollateralized  Amount  (calculated  on such
Distribution  Date  after  giving  effect to  distributions  to be made  thereon  (other  than amounts to be distributed  pursuant to Section 6.01(a)(E) on such Distribution  Date)) exceeds zero.

        Uninsured Cause:  Any cause of damage to a Mortgaged  Property or related REO Property such that the complete  restoration of such Mortgaged  Property or related REO Property is not fully  reimbursable by the hazard  insurance  policies  required to be maintained  pursuant to this Agreement, without regard to whether or not such policy is maintained.

        United States  Person:  A citizen or resident of the United  States,  a corporation or partnership  (including an entity treated as a corporation  or partnership  for federal income tax  purposes)  created or organized  in, or under the laws of, the United States or any state thereof or the  District  of Columbia  (except,  in the case of a  partnership,  to the extent provided in regulations),  provided that, for purposes solely of the Class R  Certificates and the Class R-X  Certificates,  no  partnership  or other entity  treated as a  partnership  for
United States  federal  income tax purposes  shall be treated as a United States Person unless all persons  that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United  States  federal  income tax purposes are United States
Persons,  or an estate whose income is subject to United States  federal income tax regardless of its source,  or a trust if a court  within the United  States is able to  exercise  primary supervision  over the  administration  of the trust and one or more such United States Persons have  the  authority  to  control  all  substantial  decisions  of the  trust.  To the  extent prescribed in  regulations  by the Secretary of the Treasury,  which have not yet been issued, a trust which was in existence on  August 20,  1996,  and which was treated as a United States person on  August 20,  1996 may elect to  continue  to be  treated as a United  States  person notwithstanding the previous sentence.

                                         ARTICLE II

                                Conveyance of Mortgage Loans;
                              Original Issuance of Certificates

Section 2.01 Conveyance of Mortgage  Loans to Trustee.  (a) The  Depositor  concurrently  with the  execution  and  delivery  of this  Agreement  sells,  transfers  and assigns to the Trust without  recourse  all  its  right,  title  and  interest  in and to  (i) the  Mortgage  Loans identified in the Mortgage Loan  Schedule,  including all interest due and principal  received with respect to the  Mortgage  Loans after the Cut-off  Date,  but  excluding  any payments of interest due on or prior to the Cut-off Date;  (ii) such  assets as shall from time to time be credited or are  required  by the terms of this  Agreement  to be  credited  to the  Custodial
Account,  (iii) such  assets  relating to the Mortgage  Loans as from time to time may be held by the  Trustee  in the  Distribution  Account,  (iv)  any  REO  Property,  (v)  the  Required
Insurance  Policies and any amounts paid or payable by the insurer under any Insurance  Policy
(to the extent the mortgagee has a claim thereto),  (vi) the Mortgage Loan Purchase  Agreement to the extent provided in Section 2.03(a),  (vii) the Class R  Deposit,  (viii) such assets as shall from time to time be  credited  or are  required  by the terms of this  Agreement  to be credited to any of the  Accounts and (ix) any  proceeds of the  foregoing.  Although it is the intent of the parties to this Agreement that the conveyance of the  Depositor's  right,  title and  interest  in and to the  Mortgage  Loans and other  assets in the Trust Fund  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan,  in the event that such conveyance  is deemed to be a loan,  it is the intent of the  parties to this  Agreement  that the  Depositor  shall be deemed to have  granted  to the  Trustee a first  priority  perfected security  interest in all of the  Depositor's  right,  title and interest in, to and under the
Mortgage Loans and other assets in the Trust Fund, and that this  Agreement  shall  constitute a security  agreement  under  applicable  law.  The Class  II-A-2  Certificateholders  and the
Class  III-A-2  Certificateholders  will also have the  benefit of the  Certificate  Insurance
Policy.

(b) In connection with the above transfer and assignment,  the Seller hereby deposits with the
Trustee or the Custodian, as its agent, with respect to each Mortgage Loan:

(i) the original  Mortgage Note,  endorsed without recourse (A) to the order of the Trustee or
(B) in the case of a Mortgage Loan registered on the MERS system,  in blank,  and in each case showing  an  unbroken  chain  of  endorsements  from  the  originator  thereof  to the  Person endorsing  it to the  Trustee,  or lost note  affidavit  together  with a copy of the  related
Mortgage Note,

(ii) the  original  Mortgage  and,  if the  related  Mortgage  Loan is a MOM Loan,  noting the presence of the MIN and  language  indicating  that such  Mortgage  Loan is a MOM Loan,  which shall have been  recorded  (or if the original is not  available,  a copy),  with  evidence of such recording  indicated thereon (or if clause (w) in the proviso below applies,  shall be in recordable form),

(iii) unless the Mortgage Loan is a MOM Loan, a certified  copy of the  assignment  (which may be in the  form of a  blanket  assignment  if  permitted  in the  jurisdiction  in  which  the
Mortgaged Property is located) to "Wells Fargo Bank, National Association,  as Trustee",  with evidence of recording  with respect to each Mortgage  Loan in the name of the Trustee  thereon
(or if clause (w) in the proviso  below  applies or for  Mortgage  Loans with respect to which the related  Mortgaged  Property is located in a state other than Maryland,  Tennessee,  South
Carolina,  Mississippi  and Florida,  or an Opinion of Counsel has been  provided as set forth in this Section 2.01(b), shall be in recordable form),

(iv) all  intervening  assignments of the Security  Instrument,  if applicable and only to the extent available to the Depositor with evidence of recording thereon,

(v) the  original  or a copy  of the  policy  or  certificate  of  primary  mortgage  guaranty insurance, to the extent available, if any,

(vi) the original policy of title  insurance or mortgagee's  certificate of title insurance or commitment or binder for title insurance, and

(vii) originals of all modification agreements, if applicable and available.

provided,  however,  that in lieu of the  foregoing,  the  Depositor may deliver the following documents,  under the  circumstances  set forth below:  (w) in lieu of the  original  Security
Instrument,  assignments  to the Trustee or  intervening  assignments  thereof which have been delivered,  are being  delivered or will,  upon receipt of recording  information  relating to the Security  Instrument  required to be included  thereon,  be delivered to recording offices for recording  and have not been  returned to the  Depositor in time to permit their  delivery as specified  above,  the  Depositor may deliver a true copy thereof with a  certification  by the Depositor,  on the face of such copy,  substantially  as follows:  "Certified to be a true and correct copy of the original,  which has been  transmitted for recording";  (x) in lieu of the Security  Instrument,  assignment to the Trustee or intervening  assignments  thereof,  if the  applicable  jurisdiction  retains the  originals  of such  documents  (as  evidenced by a certification  from the  Depositor to such effect) the Depositor  may deliver  photocopies  of such  documents  containing an original  certification  by the judicial or other  governmental authority of the  jurisdiction  where such  documents  were  recorded;  and (y) the  Depositor shall not be  required  to deliver  intervening  assignments  or  Mortgage  Note  endorsements between  the  Seller and the  Depositor,  and  between  the  Depositor  and the  Trustee;  and provided,  further,  however,  that in the case of Mortgage  Loans which have been  prepaid in full  after  the  Cut-off  Date and  prior to the  Closing  Date,  the  Depositor,  in lieu of delivering the above documents,  may deliver to the Trustee or the Custodian,  as its agent, a certification  to such effect and shall  deposit all amounts paid in respect of such  Mortgage
Loans in the  Custodial  Account  on the  Closing  Date.  The  Depositor  shall  deliver  such original  documents  (including  any  original  documents  as to which  certified  copies  had previously  been  delivered) to the Trustee or the  Custodian,  as its agent,  promptly  after they are  received.  The  Depositor  shall cause the  Seller,  at its  expense,  to cause each assignment  of the Security  Instrument  to the Trustee to be recorded not later than 180 days after the Closing Date,  unless (a) such  recordation  is not required by the Rating  Agencies or an Opinion of Counsel  addressed  to the Trustee has been  provided to the Trustee  (with a copy to the  Custodian)  which states that  recordation  of such  Security  Instrument  is not required to protect the interests of the  Certificateholders  in the related Mortgage Loans or
(b) MERS is  identified on the Mortgage or on a properly  recorded  assignment of the Mortgage as the  mortgagee of record  solely as nominee for the Seller and its  successor  and assigns;
provided,  however,  that each  assignment  shall be submitted  for recording by the Seller in the manner  described  above,  at no expense to the Trust or the Trustee or the Custodian,  as its  agent,  upon the  earliest  to occur  of:  (i) reasonable  direction  by the  Holders  of
Certificates  evidencing  Fractional Undivided Interests  aggregating not less than 25% of the
Trust,  (ii) the  occurrence  of an Event of Default,  (iii) the  occurrence  of a bankruptcy, insolvency  or  foreclosure  relating  to the Seller and (iv) the  occurrence  of a  servicing transfer as described in Section 8.02  hereof.  Notwithstanding  the foregoing,  if the Seller fails to pay the cost of recording the  assignments,  such expense will be paid by the Trustee and the  Trustee  shall be  reimbursed  for such  expenses  by the  Trust in  accordance  with
Section 9.05.

Section 2.02 Acceptance  of  Mortgage  Loans by  Trustee.  (a) The  Trustee  (on behalf of the
Trust)  acknowledges  the  sale,  transfer  and  assignment  of the  Trust  Fund  to it by the
Depositor  and receipt of,  subject to further  review and the  exceptions  which may be noted
pursuant to the  procedures  described  below,  and declares that it holds,  the documents (or certified  copies  thereof)  delivered  to it or the  Custodian,  as its  agent,  pursuant  to
Section 2.01,  and declares that it will continue to hold those  documents and any amendments, replacements  or  supplements  thereto and all other assets of the Trust Fund  delivered to it as  Trustee  in trust  for the use and  benefit  of all  present  and  future  Holders  of the
Certificates.  On the Closing Date, with respect to the Mortgage Loans,  the Custodian,  shall acknowledge  with respect to each  Mortgage  Loan by delivery to the Depositor and the Trustee of an  Initial  Certification  receipt  of the  Mortgage  File,  but  without  review  of such
Mortgage  File,  except to the extent  necessary to confirm that such  Mortgage  File contains the  related  Mortgage  Note or lost note  affidavit.  No later than 90 days after the Closing
Date (or with respect to any  Substitute  Mortgage  Loan,  within five Business Days after the receipt by the  Trustee or  Custodian  thereof),  the Trustee  agrees,  for the benefit of the
Certificateholders  and the  Certificate  Insurer,  to review or cause to be  reviewed  by the
Custodian on its behalf (under the Custodial  Agreement),  each Mortgage File  delivered to it and to execute and deliver,  or cause to be executed and  delivered,  to the Depositor and the
Trustee an Interim  Certification.  In conducting  such review,  the Trustee or Custodian will ascertain  whether all required  documents  have been executed and received,  and based on the
Mortgage  Loan  Schedule,  whether  those  documents  relate,  determined  on the basis of the
Mortgagor  name,  original  principal  balance and loan number,  to the Mortgage  Loans it has received,  as identified in the Mortgage Loan  Schedule.  In performing  any such review,  the
Trustee or the Custodian,  as its agent, may conclusively  rely on the purported due execution and  genuineness  of any such  document  and on the  purported  genuineness  of any  signature thereon.  If the  Trustee or the  Custodian,  as its agent,  finds any  document  constituting part of the Mortgage  File has not been executed or received,  or to be unrelated,  determined on the basis of the  Mortgagor  name,  original  principal  balance  and loan  number,  to the
Mortgage  Loans  identified  in  Exhibit B,  or to appear  defective  on its face (a "Material
Defect"),  the Trustee or the Custodian,  as its agent,  shall promptly notify the Seller.  In accordance  with the Mortgage  Loan Purchase  Agreement,  the Seller shall correct or cure any such  defect  within  ninety  (90)  days  from the date of  notice  from  the  Trustee  or the
Custodian,  as its agent,  of the defect and if the Seller fails to correct or cure the defect within such period,  and such defect  materially  and  adversely  affects the interests of the
Certificateholders  in the related Mortgage Loan, the Trustee or the Custodian,  as its agent, shall  enforce the Seller's  obligation  pursuant to the  Mortgage  Loan  Purchase  Agreement, within 90 days from the Trustee's or the Custodian's  notification,  to purchase such Mortgage
Loan at the Repurchase  Price;  provided that, if such defect would cause the Mortgage Loan to be other than a  "qualified  mortgage"  as defined  in  Section 860G(a)(3)(A)  of the Code and
Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4),  (5),  (6),  (7) and  (9),  without reliance  on  the  provisions  of  Treasury  Regulation  Section  1.860G-2(a)(3)  or  Treasury
Regulation  Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of
Section  860G(a)(3)(A) of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4),
(5),  (6),  (7) and (9), any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered;  provided,  however,  that if such defect  relates  solely to the
inability  of  the  Seller  to  deliver  the  original  Security   Instrument  or  intervening
assignments  thereof,  or a certified  copy  because the  originals  of such  documents,  or a certified  copy have not been returned by the  applicable  jurisdiction,  the Seller shall not be required to purchase such Mortgage Loan if the Seller  delivers such original  documents or certified  copy promptly  upon receipt,  but in no event later than 360 days after the Closing
Date.  The  foregoing  repurchase  obligation  shall not apply in the  event  that the  Seller cannot  deliver  such  original  or  copy  of any  document  submitted  for  recording  to the appropriate  recording  office in the  applicable  jurisdiction  because such document has not been  returned by such  office;  provided  that the Seller shall  instead  deliver a recording receipt  of such  recording  office  or,  if such  receipt  is not  available,  a  certificate confirming  that such documents have been accepted for recording,  and delivery to the Trustee or the  Custodian,  as its agent,  shall be effected by the Seller  within  thirty days of its receipt of the original recorded document.

(b) No later than 180 days after the Closing Date (or with respect to any Substitute  Mortgage
Loan,  within five Business  Days after the receipt by the Trustee or the Custodian  thereof),
the  Trustee  or  the  Custodian,   as  its  agent,  will  review,  for  the  benefit  of  the
Certificateholders  and the Certificate  Insurer,  the Mortgage Files delivered to it and will execute and deliver or cause to be executed and  delivered to the  Depositor and the Trustee a
Final  Certification.  In conducting such review, the Trustee or the Custodian,  as its agent, will  ascertain  whether  an  original  of each  document  required  to be  recorded  has been returned from the  recording  office with  evidence of recording  thereon or a certified  copy has been obtained from the recording  office.  If the Trustee or the Custodian,  as its agent, finds a Material  Defect,  the Trustee or the Custodian,  as its agent,  shall promptly notify the Seller  (provided,  however,  that with respect to those  documents  described in Sections
2.01(b)(iv),  (v) and (vii),  the Trustee's and Custodian's  obligations  shall extend only to
the  documents   actually  delivered  to  the  Trustee  or  the  Custodian  pursuant  to  such
Sections).  In  accordance  with the  Mortgage  Loan  Purchase  Agreement,  the  Seller  shall correct or cure any such  defect  within 90 days from the date of notice  from the  Trustee or the Custodian,  as its agent,  of the Material Defect and if the Seller is unable to cure such defect within such period,  and if such defect  materially and adversely affects the interests of the  Certificateholders  in the  related  Mortgage  Loan,  the  Trustee  shall  enforce the
Seller's  obligation  under the  Mortgage  Loan  Purchase  Agreement  to provide a  Substitute
Mortgage  Loan (if within two years of the Closing  Date) or purchase  such  Mortgage  Loan at the Repurchase  Price;  provided,  however,  that if such defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)(A)  of the Code and
Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4),  (5),  (6),  (7) and  (9),  without reliance  on  the  provisions  of  Treasury  Regulation  Section  1.860G-2(a)(3)  or  Treasury
Regulation  Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of
Section  860G(a)(3)(A) of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4),
(5),  (6), (7) and (9), any such cure,  repurchase or  substitution  must occur within 90 days from the date such breach was  discovered;  provided,  further,  that if such  defect  relates solely  to the  inability  of the  Seller to  deliver  the  original  Security  Instrument  or intervening  assignments  thereof,  or  a  certified  copy,  because  the  originals  of  such documents or a certified  copy,  have not been returned by the  applicable  jurisdiction,  the
Seller shall not be required to purchase  such  Mortgage  Loan,  if the Seller  delivers  such original  documents or certified  copy promptly  upon receipt,  but in no event later than 360 days after the  Closing  Date.  The  foregoing  repurchase  obligation  shall not apply in the event that the Seller  cannot  deliver  such  original or copy of any document  submitted  for recording to the  appropriate  recording  office in the applicable  jurisdiction  because such document  has not been  returned  by such  office;  provided  that the  Seller  shall  instead deliver a recording  receipt of such recording office or, if such receipt is not available,  a certificate  confirming that such documents have been accepted for recording,  and delivery to the Trustee or the  Custodian,  as its agent,  shall be effected by the Seller  within  thirty days of its receipt of the original recorded document.

(c) In the event that a Mortgage Loan is purchased by the Seller in  accordance  with Sections
2.02(a)  or (b)  above,  the Seller  shall  remit to the  Servicer  the  Repurchase  Price for deposit  in the  Custodial  Account  and the  Seller  shall  provide  to the  Trustee  written
notification   detailing  the  components  of  the  Repurchase  Price.  Upon  deposit  of  the
Repurchase  Price in the Custodial  Account,  the  Depositor  shall notify the Trustee and the
Custodian,  as agent of the  Trustee  (upon  receipt of a Request  for  Release in the form of
Exhibit D  attached  hereto with respect to such Mortgage  Loan),  shall release to the Seller the related  Mortgage  File and the Trustee  shall  execute  and  deliver all  instruments  of transfer or assignment,  without recourse,  representation or warranty, furnished to it by the
Seller,  as are  necessary to vest in the Seller title to and rights under the Mortgage  Loan.
Such purchase  shall be deemed to have occurred on the date on which the  Repurchase  Price in available  funds is received by the  Trustee.  The  Servicer  shall  amend the  Mortgage  Loan
Schedule,  which was  previously  delivered to it by the Depositor in a form agreed to between the Depositor and the  Servicer,  to reflect such  repurchase  and shall  promptly  notify the
Trustee of such  amendment and the Trustee shall promptly  notify the Rating  Agencies and the
Servicer of such  amendment.  The  obligation of the Seller to repurchase any Mortgage Loan as to which such a defect in a constituent  document  exists shall be the sole remedy  respecting such defect available to the Certificateholders or to the Trustee on their behalf.

Section 2.03 Assignment  of  Interest  in  the  Mortgage  Loan  Purchase  Agreement.   (a) The
Depositor  hereby  assigns  to the  Trustee,  on  behalf  of  Trust  for  the  benefit  of the
Certificateholders  and the Certificate  Insurer,  all of its right, title and interest in the
Mortgage  Loan  Purchase   Agreement.   The   obligations  of  the  Seller  to  substitute  or
repurchase,   as   applicable,   a   Mortgage   Loan   shall   be  the   Trustee's   and   the
Certificateholders'  sole remedy for any breach  thereof.  At the request of the Trustee,  the
Depositor  shall take such actions as may be  necessary to enforce the above right,  title and interest  on behalf of the Trust and the  Certificateholders  or shall  execute  such  further documents  as the Trustee may  reasonably  require in order to enable the Trustee to carry out such enforcement.

(b) If the  Depositor,  the Seller,  the Servicer or the Trustee  discovers a breach of any of the  representations  and warranties set forth in the Mortgage Loan Purchase  Agreement  which breach  materially  and adversely  affects the value of the  interests of  Certificateholders, the  Certificate  Insurer or the Trustee in the related  Mortgage Loan, the party  discovering the breach shall give prompt written  notice of the breach to the other  parties.  The Seller, within  90  days of its  discovery  or  receipt  of  notice  that  such  breach  has  occurred
(whichever  occurs  earlier),  shall cure the breach in all material  respects or,  subject to the Mortgage Loan Purchase  Agreement,  or  Section 2.04  of this  Agreement,  as  applicable, shall  purchase  the  Mortgage  Loan or any property  acquired  with respect  thereto from the
Trust;  provided,  however,  that if there is a breach of any  representation set forth in the
Mortgage Loan Purchase Agreement,  or Section 2.04 of this Agreement,  as applicable,  and the
Mortgage Loan or the related  property  acquired with respect  thereto has been sold, then the
Seller shall pay, in lieu of the Repurchase  Price,  any excess of the  Repurchase  Price over the Net Liquidation  Proceeds received upon such sale. If the Net Liquidation  Proceeds exceed the  Repurchase  Price,  any excess  shall be paid to the Seller to the extent not required by law to be paid to the  borrower.  Any such  purchase by the Seller  shall be made by providing an amount equal to the Repurchase  Price to the Servicer for deposit in the Custodial  Account and written  notification  detailing the components of such  Repurchase  Price.  The Depositor shall notify the Trustee and submit to the Trustee or the  Custodian,  as its agent, a Request for  Release,  and the Trustee  shall  release,  or the Trustee  shall cause the  Custodian to release,  to the Seller the related  Mortgage  File and the Trustee  shall execute and deliver all  instruments of transfer or assignment  furnished to it by the Seller,  without  recourse, representation  or warranty as are  necessary  to vest in the Seller title to and rights under the Mortgage  Loan or any property  acquired  with respect  thereto.  Such  purchase  shall be deemed  to have  occurred  on the date on which the  Repurchase  Price in  available  funds is received by the Trustee.  The Trustee  shall amend the Mortgage  Loan Schedule to reflect such repurchase and shall promptly  notify the Rating  Agencies of such  amendment.  Enforcement of the  obligation of the Seller to purchase (or  substitute a Substitute  Mortgage Loan for) any
Mortgage Loan or any property  acquired with respect  thereto (or pay the Repurchase  Price as set forth in the above  proviso) as to which a breach has  occurred  and is  continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the
Trustee on their behalf.

Section 2.04 Substitution  of Mortgage  Loans.  Notwithstanding  anything  to the  contrary in this  Agreement,  in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase
Agreement,  or  Sections  2.02 or 2.03 of this  Agreement,  the Seller  may, no later than the date by which such purchase by the Seller would  otherwise be required,  tender to the Trustee
(on behalf of the  Trust) a  Substitute  Mortgage  Loan  accompanied  by a  certificate  of an authorized  officer  of  the  Seller  that  such  Substitute  Mortgage  Loan  conforms  to the requirements  set forth in the definition of  "Substitute  Mortgage Loan" in the Mortgage Loan
Purchase Agreement,  or this Agreement,  as applicable;  provided,  however, that substitution pursuant to the Mortgage  Loan Purchase  Agreement,  or  Section 2.04  of this  Agreement,  as applicable,  in lieu of purchase shall not be permitted  after the termination of the two-year period  beginning on the Startup Day;  provided,  further,  that if the breach would cause the
Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)(A)  of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4), (5), (6), (7) and (9),
without reliance on the provisions of Treasury  Regulation Section  1.860G-2(a)(3) or Treasury
Regulation  Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of
Section  860G(a)(3)(A) of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4),
(5), (6), (7) and (9), any such cure or  substitution  must occur within 90 days from the date the breach was  discovered.  The Trustee or the  Custodian,  as its agent,  shall  examine the
Mortgage  File for any  Substitute  Mortgage  Loan in the manner set forth in  Section 2.02(a)
and the Trustee or the Custodian,  as its agent,  shall notify the Seller, in writing,  within five Business Days after  receipt,  whether or not the  documents  relating to the  Substitute
Mortgage  Loan satisfy the  requirements  of the fourth  sentence of Section  2.02(a).  Within two  Business  Days after such  notification,  the Seller  shall  provide to the  Trustee  for deposit in the  Distribution  Account the amount,  if any, by which the Outstanding  Principal
Balance as of the next  preceding  Due Date of the  Mortgage  Loan for which  substitution  is being made,  after giving  effect to the  Scheduled  Principal  due on such date,  exceeds the
Outstanding  Principal  Balance as of such date of the Substitute  Mortgage Loan, after giving effect to  Scheduled  Principal  due on such  date,  which  amount  shall be  treated  for the purposes of this  Agreement  as if it were the payment by the Seller of the  Repurchase  Price for the  purchase of a Mortgage  Loan by the  Seller.  After such  notification  to the Seller and, if any such excess  exists,  upon receipt of such deposit,  the Trustee shall accept such
Substitute  Mortgage Loan which shall  thereafter  be deemed to be a Mortgage Loan  hereunder.
In the event of such a  substitution,  accrued  interest on the  Substitute  Mortgage Loan for the month in which the substitution  occurs and any Principal  Prepayments made thereon during such month  shall be the  property of the Trust Fund and  accrued  interest  for such month on the  Mortgage  Loan for which the  substitution  is made and any  Principal  Prepayments  made thereon  during such month shall be the property of the Seller.  The Scheduled  Principal on a
Substitute  Mortgage  Loan  due on the Due  Date in the  month  of  substitution  shall be the property  of the  Seller  and the  Scheduled  Principal  on the  Mortgage  Loan for  which the substitution  is made due on such Due Date  shall be the  property  of the  Trust  Fund.  Upon acceptance  of the  Substitute  Mortgage Loan (and delivery to the Trustee or the Custodian as agent of the Trustee,  as applicable,  of a Request for Release for such Mortgage  Loan),  the
Trustee or the  Custodian,  as agent for the Trustee,  shall release to the Seller the related
Mortgage  File related to any Mortgage  Loan  released  pursuant to the Mortgage Loan Purchase
Agreement,  or Section 2.04 of this  Agreement,  as applicable,  and shall execute and deliver all instruments of transfer or assignment,  without  recourse,  representation  or warranty in form as provided to it as are  necessary  to vest in the Seller  title to and rights under any
Mortgage Loan released  pursuant to the Mortgage Loan Purchase  Agreement,  or Section 2.04 of
this  Agreement,  as  applicable.  The  Seller  shall  deliver  the  documents  related to the
Substitute  Mortgage  Loan in  accordance  with the  provisions  of the Mortgage Loan Purchase
Agreement,  or Sections  2.01(b) and 2.02(b) of this Agreement,  as applicable,  with the date of  acceptance of the  Substitute  Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those  Sections.  The  representations  and warranties set forth in the Mortgage Loan Purchase  Agreement  shall be deemed to have been made by the Seller with respect to each  Substitute  Mortgage  Loan as of the date of acceptance of such Mortgage Loan by the  Trustee  (on  behalf  of the  Trust).  The  Servicer  shall  amend the  Mortgage  Loan
Schedule to reflect such  substitution  and shall provide a copy of such amended Mortgage Loan
Schedule to the Trustee,  who shall then deliver such amended  Mortgage  Loan  Schedule to the
Rating Agencies.

Section 2.05 Issuance of Certificates.

(a) The Trustee  acknowledges  the  assignment  to it (on behalf of the Trust) of the Mortgage
Loans  and the other  assets  comprising  the Trust  Fund  and,  concurrently  therewith,  has signed, and countersigned and delivered to the Depositor,  in exchange therefor,  Certificates in such  authorized  denominations  representing  such Fractional  Undivided  Interests as the
Depositor  has  requested.  The Trustee  agrees that it will hold the Mortgage  Loans and such other  assets  as may from  time to time be  delivered  to it  segregated  on the books of the
Trustee in trust for the benefit of the Certificateholders.

(b) The Depositor,  concurrently with the execution and delivery hereof, does hereby transfer, assign,  set over and  otherwise  convey  in trust to the  Trustee  without  recourse  all the right,  title and interest of the Depositor in and to (i) the REMIC I Regular  Interests,  and
the other assets of REMIC II, for the benefit of the holders of the REMIC II  Interests,  (ii)
the REMIC II Regular  Interests,  and the other  assets of REMIC III,  for the  benefit of the holders of the REMIC III  Interests,  and (iii)  REMIC III  Regular  Interests  I-X-1,  I-X-2,
II-X-1,  II-X-2,  II-X-3,  III-X-1,  IV-X-1, IV-X-2 and M-X, and the other assets of REMIC IV, for the benefit of the holders of the REMIC IV  Interests.  The Trustee  acknowledges  receipt of the REMIC I Regular  Interests,  the  REMIC II  Regular  Interests  and  REMIC III  Regular
Interests I-X-1, I-X-2,  II-X-1,  II-X-2,  II-X-3,  III-X-1,  IV-X-1,  IV-X-2 and M-X (each of which  are  uncertificated)  and the  other  assets  of REMIC  II,  REMIC III and REMIC IV and declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of the  holders  of the REMIC II  Interests,  REMIC III  Interests  and  REMIC IV  Interests,  as
applicable.

Section 2.06 Representations  and Warranties  Concerning the Depositor.  The Depositor  hereby represents and warrants to the Servicer, the Certificate Insurer and the Trustee as follows:

(i) the Depositor (a) is a corporation  duly organized,  validly existing and in good standing under  the laws of the  State of  Delaware  and (b) is  qualified  and in good  standing  as a foreign  corporation  to  do  business  in  each  jurisdiction  where  such  qualification  is necessary,  except where the failure so to qualify would not  reasonably be expected to have a material  adverse  effect  on  the  Depositor's  business  as  presently  conducted  or on the
Depositor's  ability  to  enter  into  this  Agreement  and  to  consummate  the  transactions contemplated hereby;

(ii) the Depositor has full corporate  power to own its property,  to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Depositor of this Agreement have been duly  authorized by all  necessary  corporate  action on the part of the  Depositor;  and neither the execution
and  delivery  of  this  Agreement,   nor  the   consummation  of  the   transactions   herein
contemplated,  nor compliance  with the provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions  of any law,  governmental rule,  regulation,  judgment,  decree or order binding on the  Depositor or its  properties or the articles of  incorporation or by-laws of the Depositor,  except those conflicts,  breaches or defaults  which would not  reasonably be expected to have a material  adverse effect on the
Depositor's  ability  to  enter  into  this  Agreement  and  to  consummate  the  transactions contemplated hereby;

(iv) the  execution,  delivery and  performance  by the  Depositor of this  Agreement  and the consummation of the  transactions  contemplated  hereby do not require the consent or approval of,  the  giving of notice to, the  registration  with,  or the taking of any other  action in respect  of, any state,  federal  or other  governmental  authority  or agency,  except  those consents,  approvals,  notices,  registrations or other actions as have already been obtained, given or made;

(v) this  Agreement has been duly executed and  delivered by the Depositor  and,  assuming due authorization,  execution  and delivery by the other parties  hereto,  constitutes a valid and binding  obligation  of the  Depositor  enforceable  against it in  accordance  with its terms
(subject to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi) there  are  no  actions,  suits  or  proceedings  pending  or,  to the  knowledge  of the
Depositor,  threatened against the Depositor,  before or by any court,  administrative agency, arbitrator or governmental  body (i) with respect to any of the  transactions  contemplated by this  Agreement  or  (ii) with  respect  to any  other  matter  which in the  judgment  of the
Depositor  will be determined  adversely to the Depositor and will if determined  adversely to the Depositor  materially  and  adversely  affect the  Depositor's  ability to enter into this
Agreement  or perform  its  obligations  under this  Agreement;  and the  Depositor  is not in default  with  respect  to any  order  of any  court,  administrative  agency,  arbitrator  or governmental  body so as to materially and adversely affect the  transactions  contemplated by this Agreement; and

(vii) immediately  prior to the transfer and  assignment to the Trust,  each Mortgage Note and each  Mortgage  were not subject to an  assignment  or pledge,  and the Depositor had good and marketable  title to and was the sole owner  thereof and had full right to  transfer  and sell such Mortgage Loan to the Trustee free and clear of any  encumbrance,  equity,  lien,  pledge, charge, claim or security interest.

Section 2.07 [Reserved].

                                           ARTICLE III
                        Administration and Servicing of Mortgage Loans

Section 3.01 Servicer to Act as  Servicer.  The  Servicer  shall  service and  administer  the
Mortgage  Loans in accordance  with this Agreement and with Accepted  Servicing  Practices and shall  have full  power and  authority,  acting  alone,  to do or cause to be done any and all things in  connection  with such  servicing  and  administration  which the  Servicer may deem necessary or desirable  and  consistent  with the terms of this  Agreement  and with  Accepted
Servicing  Practices and shall exercise the same care that it customarily  employs for its own account.  Except as set forth in this  Agreement,  the  Servicer  shall  service the  Mortgage
Loans in  accordance  with  Accepted  Servicing  Practices in  compliance  with the  servicing provisions  of the  Fannie  Mae Guide,  which  include,  but are not  limited  to,  provisions regarding the  liquidation of Mortgage  Loans,  the collection of Mortgage Loan payments,  the payment of taxes,  insurance and other charges,  the  maintenance  of hazard  insurance with a
Qualified  Insurer,  the  maintenance  of fidelity  bond and errors and  omissions  insurance, inspections,  the  restoration of Mortgaged  Property,  the  maintenance  of Primary  Mortgage
Insurance  Policies,  insurance  claims,  and title  insurance,  management  of REO  Property, permitted  withdrawals  with  respect to REO  Property,  liquidation  reports,  and reports of foreclosures and abandonments of Mortgaged Property,  the transfer of Mortgaged Property,  the release of  Mortgage  Loan  Documents,  annual  statements,  and  examination  of records  and facilities.  In the event of any conflict,  inconsistency  or  discrepancy  between any of the servicing  provisions of this Agreement and any of the servicing  provisions of the Fannie Mae
Guide,  the provisions of this  Agreement  shall control and be binding upon the Depositor and the Servicer.

        Consistent  with the terms of this Agreement,  the Servicer may waive,  modify or vary any term of any  Mortgage  Loan or  consent  to the  postponement  of any such  term or in any manner  grant  indulgence  to  any  Mortgagor  if in the  Servicer's  reasonable  and  prudent determination  such  waiver,  modification,  postponement  or  indulgence  is  not  materially adverse  to the  Certificateholders,  provided,  however,  the  Servicer  shall not permit any modification  with respect to any Mortgage Loan that would change the Mortgage  Interest Rate, forgive the payment of principal or interest  (unless in connection  with the  liquidation  of the related  Mortgage Loan or except in connection  with  prepayments  to the extent that such reamortization  is not inconsistent  with the terms of the Mortgage Loan), or extend the final maturity  date of such  Mortgage  Loan,  unless  such  Mortgage  Loan is in default or, in the judgment  of the  Servicer,  such  default is  reasonably  foreseeable  or waive a  prepayment penalty or charge,  without the written consent of the Depositor and, provided,  further, that no such  modification  shall reduce the interest  rate on a Mortgage  Loan below the Servicing
Fee Rate.  Without  limiting the  generality of the foregoing,  the Servicer  shall  continue, and is hereby authorized and empowered,  to prepare,  execute and deliver,  all instruments of satisfaction  or  cancellation,  or of  partial  or full  release,  discharge  and  all  other comparable  instruments,  with respect to the Mortgage Loans and with respect to the Mortgaged
Properties.

        The Servicer shall not waive any  Prepayment  Charge  unless:  (i) the  enforceability thereof  shall have been  limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws relating to creditors'  rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty is  enforced,  (iii) the  mortgage  debt has been  accelerated  in  connection  with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary in servicing  similar  Mortgage  Loans and  relates  to a  default  or a  reasonably  foreseeable default and would,  in the  reasonable  judgment of the Servicer,  maximize  recovery of total proceeds  taking into  account the value of such  Prepayment  Charge and the related  Mortgage
Loan.  In no  event  will  the  Servicer  waive  a  Prepayment  Charge  in  connection  with a refinancing  of a Mortgage  Loan that is not related to a default or a reasonably  foreseeable default.  If a Prepayment Charge is waived,  but does not meet the standards  described above, then the  Servicer is required to pay the amount of such  waived  Prepayment  Charge,  for the benefit of the Class R  Certificates,  by depositing  such amount into the Collection  Account by the immediately succeeding Distribution Account Deposit Date.

        The Servicer  shall provide to each  Mortgagor of a Mortgage Loan all payment  options listed in the related  Mortgage  Note that are  available  to such  Mortgagor  with respect to such  payment,  notwithstanding  any provision in the related  Mortgage  Note that  explicitly states or implies that  providing  such options is optional for the servicer of such  Mortgage
Loan or the owner or holder of the related Mortgage Note.

        The Servicer shall furnish information  regarding the borrower credit files related to each  Mortgage Loan to credit  reporting  agencies in  compliance  with the  provisions of the
Fair Credit Reporting Act and the applicable implementing regulations, on a monthly basis.

        Notwithstanding  the foregoing,  the Servicer shall not permit any  modification  with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage
Loan within the  meaning of  Section 1001  of the Code and any  proposed,  temporary  or final regulations  promulgated  thereunder  (other than in connection with a proposed  conveyance or assumption  of such  Mortgage  Loan that is treated  as a  Principal  Prepayment  in Full) and cause any REMIC  formed  under this  Agreement  to fail to qualify as a REMIC  under the Code.
Upon  request,  the  Trustee  shall  furnish  the  Servicer  with any powers of  attorney,  in substantially  the form attached  hereto as Exhibit I, and other documents in form as provided to it necessary or  appropriate  to enable the Servicer to service and  administer the related
Mortgage Loans and REO Property.

        The Trustee shall  provide  access to the records and  documentation  in possession of the Trustee  regarding the related  Mortgage Loans and REO Property and the servicing  thereof to the  Certificateholders,  the FDIC, and the  supervisory  agents and examiners of the FDIC, such access being  afforded  only upon  reasonable  prior  written  request and during  normal business  hours at the  office of the  Trustee;  provided,  however,  that,  unless  otherwise required by law,  the Trustee  shall not be  required  to provide  access to such  records and documentation  if the  provision  thereof  would  violate  the legal  right to  privacy of any
Mortgagor.  The Trustee  shall allow  representatives  of the above  entities to photocopy any of the records and  documentation  and shall  provide  equipment  for that purpose at a charge that covers the Trustee's actual costs.

        The Trustee  shall execute and deliver to the Servicer any court  pleadings,  requests for trustee's  sale or other  documents  prepared by the Servicer as necessary or desirable to
(i) the  foreclosure  or trustee's sale with respect to a Mortgaged  Property;  (ii) any legal action  brought to obtain  judgment  against any  Mortgagor on the  Mortgage  Note or Security
Instrument;  (iii) obtain a deficiency  judgment  against the  Mortgagor;  or (iv) enforce any other rights or remedies  provided by the Mortgage  Note or Security  Instrument  or otherwise available at law or equity.

Section 3.02 REMIC-Related  Covenants.  For as long as each  2005-AR5  REMIC shall exist,  the
Trustee  shall act in  accordance  herewith to assure  continuing  treatment of such  2005-AR5
REMIC as a REMIC,  and the Trustee  shall comply with any  directions  of the Depositor or the
Servicer to assure such continuing  treatment.  In particular,  the Trustee shall not (a) sell or  permit  the sale of all or any  portion  of the  Mortgage  Loans or of any  investment  of deposits in an Account  unless such sale is as a result of a repurchase of the Mortgage  Loans pursuant to this  Agreement  or the  Trustee has  received a REMIC  Opinion  addressed  to the
Trustee  prepared  at the  expense of the Trust  Fund;  and (b) other  than with  respect to a substitution  pursuant  to the  Mortgage  Loan  Purchase  Agreement  or  Section 2.04  of this
Agreement,  as  applicable,  accept any  contribution  to any 2005-AR5 REMIC after the Startup
Day without receipt of a REMIC Opinion addressed to the Trustee.

Section 3.03 Monitoring of  Subservicers.  (a) The Servicer shall perform all of its servicing responsibilities  hereunder  or  may  cause  a  subservicer  to  perform  any  such  servicing responsibilities  on its  behalf,  but the use by the  Servicer  of a  subservicer  shall  not release the Servicer  from any of its  obligations  hereunder  and the  Servicer  shall remain responsible  hereunder  for all acts and  omissions  of each  subservicer  as fully as if such acts and  omissions  were those of the  Servicer.  Any such  subservicer  must be a Fannie Mae approved  seller/servicer  or a Freddie  Mac  seller/servicer  in good  standing  and no event shall have  occurred,  including  but not limited to, a change in  insurance  coverage,  which would  make it unable to comply  with the  eligibility  requirements  for  lenders  imposed by
Fannie Mae or for  seller/servicers  by Freddie Mac, or which would  require  notification  to
Fannie Mae or Freddie Mac. The  Servicer  shall pay all fees and expenses of each  subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

               (b)At the cost and expense of the Servicer,  without any right of reimbursement from the  Custodial  Account,  the  Servicer  shall be  entitled to  terminate  the rights and responsibilities  of a  subservicer  and  arrange  for any  servicing  responsibilities  to be performed by a successor  subservicer  meeting the  requirements  in the preceding  paragraph, provided,  however,  that nothing  contained herein shall be deemed to prevent or prohibit the
Servicer,  at the  Servicer's  option,  from  electing to service the related  Mortgage  Loans itself.  In the event that the  Servicer's  responsibilities  and duties under this  Agreement are  terminated  pursuant to Section  7.07,  8.01 or 10.01,  and if  requested to do so by the
Depositor,  the  Servicer  shall  at its  own  cost  and  expense  terminate  the  rights  and responsibilities  of  each  subservicer  effective  as of  the  date  of  termination  of  the
Servicer.  The  Servicer  shall pay all fees,  expenses  or  penalties  necessary  in order to terminate the rights and  responsibilities  of each  subservicer from the Servicer's own funds without reimbursement from the Depositor.

               (c)Notwithstanding  any  of  the  provisions  of  this  Agreement  relating  to agreements or arrangements  between the Servicer and a subservicer or any reference  herein to actions taken through a subservicer  or otherwise,  the Servicer  shall not be relieved of its obligations  to the  Depositor  and shall be  obligated  to the same extent and under the same terms and  conditions as if it alone were  servicing  and  administering  the Mortgage  Loans.
The  Servicer  shall  be  entitled  to  enter  into  an  agreement  with  a  subservicer   for
indemnification  of the Servicer by the  subservicer  and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

               (d)Any  subservicing  agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer  shall be deemed to be between such  subservicer and Servicer alone,  and the Depositor shall have no obligations,  duties or liabilities  with respect to such  Subservicer  including no  obligation,  duty or liability of Depositor to pay such  subservicer's  fees and  expenses.  For  purposes of  distributions  and advances by the
Servicer  pursuant to this Agreement,  the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

Section 3.04 Fidelity Bond. The Servicer,  at its expense,  shall maintain in effect a blanket fidelity bond and an errors and omissions  insurance policy,  affording  coverage with respect to all directors,  officers,  employees and other Persons acting on the Servicer's behalf, and covering  errors and omissions in the  performance  of the Servicer's  obligations  hereunder.
The errors and omissions  insurance  policy and the fidelity bond shall be in a form generally acceptable  for  entities  serving as servicers  and in the amount  required by Fannie Mae and
Freddie Mac.

Section 3.05 Power to Act;  Procedures.  The Servicer  shall  service the  Mortgage  Loans and shall have full power and  authority,  subject to the REMIC  Provisions  and the provisions of
Article  X  hereof,  to do any and all  things  that it may deem  necessary  or  desirable  in connection  with the servicing and  administration  of the Mortgage  Loans,  including but not
limited  to  the  power  and  authority   (i) to  execute  and  deliver,   on  behalf  of  the
Certificateholders  and the Trustee,  customary  consents or waivers and other instruments and documents,  (ii) to  consent to transfers of any  Mortgaged  Property and  assumptions  of the
Mortgage  Notes  and  related   Mortgages,   (iii) to  collect  any  Insurance   Proceeds  and
Liquidation  Proceeds,  and  (iv)  to  effectuate  foreclosure  or  other  conversion  of  the ownership of the Mortgaged  Property  securing any Mortgage  Loan, in each case, in accordance with the provisions of this Agreement,  as applicable;  provided,  however,  that the Servicer shall  not (and  consistent  with its  responsibilities  under  3.03,  shall  not  permit  any subservicer  to)  knowingly  or  intentionally  take any  action,  or fail to take (or fail to cause to be taken)  any action  reasonably  within its  control  and the scope of duties  more specifically  set forth herein,  that, under the REMIC  Provisions,  if taken or not taken, as the case may be,  would  cause any  2005-AR5  REMIC to fail to qualify as a REMIC or result in the  imposition  of a tax  upon  the  Trust  Fund  (including  but not  limited  to the tax on prohibited  transactions  as  defined  in  Section 860F(a)(2)  of  the  Code  and  the  tax on
contributions  to a REMIC set forth in  Section 860G(d)  of the Code)  unless the Servicer has received  an Opinion of Counsel  (but not at the expense of the  Servicer)  to the effect that the  contemplated  action would not cause any 2005-AR5  REMIC to fail to qualify as a REMIC or result in the  imposition  of a tax upon any 2005-AR5  REMIC.  The Trustee  shall  furnish the
Servicer,  upon  written  request  from a  Servicing  Officer,  with any  powers  of  attorney empowering the Servicer to execute and deliver  instruments of satisfaction  or  cancellation, or of partial or full  release or  discharge,  and to foreclose  upon or  otherwise  liquidate
Mortgaged  Property,  and to appeal,  prosecute or defend in any court action  relating to the
Mortgage Loans or the Mortgaged Property,  in accordance with this Agreement,  and the Trustee shall  execute and deliver such other  documents,  as the Servicer may request,  to enable the
Servicer to service and administer the Mortgage Loans and carry out its duties  hereunder,  in each case in  accordance  with  Accepted  Servicing  Practices  (and the Trustee shall have no liability  for misuse of any such  powers of  attorney by the  Servicer).  If the  Servicer or the Trustee has been  advised  that it is likely that the laws of the state in which action is to be taken  prohibit  such  action if taken in the name of the  Trustee  or that the  Trustee would be  adversely  affected  under the  "doing  business"  or tax laws of such state if such action is taken in its name,  the Servicer  shall join with the Trustee in the  appointment of a co-trustee  pursuant to Section 9.11  hereof.  In the  performance of its duties  hereunder, the Servicer  shall be an  independent  contractor  and shall not,  except in those  instances where it is  taking  action  in the name of the  Trustee,  be  deemed  to be the  agent of the
Trustee.

Section 3.06 Due-on-Sale Clauses; Assumption Agreements.

(a) When any Mortgaged  Property is conveyed by a Mortgagor,  the Servicer or subservicer,  to the  extent  it has  knowledge  of such  conveyance,  shall  enforce  any  due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and governmental  regulations,  but only to the extent that such  enforcement  will not  adversely affect or jeopardize  coverage under any Primary Mortgage  Insurance  Policy.  Notwithstanding
the  foregoing,  the  Servicer  is not  required to  exercise  such  rights with  respect to a
Mortgage  Loan if the Person to whom the related  Mortgaged  Property has been  conveyed or is proposed to be conveyed  satisfies  the terms and  conditions  contained in the Mortgage  Note and Mortgage  related  thereto and the consent of the  Mortgagee  under such  Mortgage Note or
Mortgage is not  otherwise so required  under such Mortgage Note or Mortgage as a condition to such  transfer.  In the event that the Servicer is prohibited  by law from  enforcing any such due-on-sale  clause,  or if coverage  under any Primary  Mortgage  Insurance  Policy  would be adversely  affected,  or if nonenforcement is otherwise permitted  hereunder,  the Servicer is authorized,  subject to Section 3.06(b),  to take or enter into an assumption and modification agreement  from or with the person to whom such  property has been or is about to be conveyed, pursuant to which such person  becomes liable under the Mortgage Note and,  unless  prohibited by applicable  state law, the Mortgagor  remains  liable  thereon,  provided that the Mortgage
Loan shall  continue to be covered (if so covered before the Servicer  enters such  agreement)
by  the   applicable   Primary   Mortgage   Insurance   Policy.   The  Servicer,   subject  to
Section 3.06(b),  is also authorized with the prior approval of the insurers under any Primary
Mortgage  Insurance  Policy to enter into a  substitution  of  liability  agreement  with such
Person,  pursuant to which the original  Mortgagor is released from  liability and such Person is substituted as Mortgagor and becomes  liable under the Mortgage Note.  Notwithstanding  the foregoing,  the Servicer shall not be deemed to be in default under this Section by  reason of any transfer or  assumption  which the Servicer  reasonably  believes it is  restricted by law from preventing, for any reason whatsoever.

(b) Subject to the Servicer's duty to enforce any  due-on-sale  clause to the extent set forth in  Section 3.06(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an assumption or  modification  agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the Trustee,  or if an instrument  of release  signed by the Trustee is required  releasing the Mortgagor  from liability on the Mortgage  Loan, the Servicer is authorized,  subject to the  requirements  of the  sentence  next  following,  to  execute  and  deliver,  on  behalf  of the  Trustee,  the assumption  agreement  with the Person to whom the  Mortgaged  Property is to be conveyed  and such  modification  agreement  or  supplement  to the  Mortgage  Note  or  Mortgage  or  other instruments  as are  reasonable  or necessary  to carry out the terms of the Mortgage  Note or
Mortgage  or  otherwise  to comply  with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged  Property to such Person;  provided,  however,  that in  connection with  any such  assumption,  no  material  term of the  Mortgage  Note  may be  changed.  Upon receipt of appropriate  instructions  from the Servicer in accordance with the foregoing,  the
Trustee  shall execute any  necessary  instruments  for such  assumption  or  substitution  of liability  delivered to it by the Servicer  and as directed in writing by the  Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Servicer shall cause the originals or true and correct  copies of the  assumption  agreement,  the release (if any), or the  modification  or  supplement  to the  Mortgage  Note or Mortgage to be  delivered  to the
Trustee or the  Custodian and deposited  with the Mortgage  File for such Mortgage  Loan.  Any fee collected by the Servicer or such related  subservicer  for entering into an assumption or substitution  of liability  agreement will be retained by the Servicer or such  subservicer as additional servicing compensation.

Section 3.07 Release of  Mortgage  Files.  (a) Upon  becoming  aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a  notification  that payment in full has been escrowed in a manner  customary for such  purposes for payment to  Certificateholders  on the next  Distribution  Date,  the Servicer  will,  (or if the Servicer  does not, the Trustee may),  promptly  furnish  to  the  Custodian,  on  behalf  of the  Trustee,  two  copies  of a certification  substantially in the form of Exhibit D hereto signed by a Servicing  Officer or in a mutually  agreeable  electronic  format  which will,  in lieu of a signature on its face, originate  from a Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received in  connection  with such  payment  that are  required to be deposited in the Custodial  Account  maintained by the Servicer  pursuant to Section 4.01 have been or will be so  deposited)  and  shall  request  that  the  Custodian,  on  behalf  of the
Trustee,   deliver  to  the  Servicer  the  related   Mortgage  File.  Upon  receipt  of  such
certification  and request,  the Custodian,  on behalf of the Trustee,  shall promptly release the  related  Mortgage  File to the  Servicer  and the  Trustee  and  Custodian  shall have no further  responsibility  with regard to such  Mortgage  File.  Upon any such  payment in full, the Servicer is  authorized,  to give, as agent for the Trustee,  as the  mortgagee  under the
Mortgage  that secured the Mortgage  Loan, an instrument  of  satisfaction  (or  assignment of mortgage without  recourse)  regarding the Mortgaged  Property subject to the Mortgage,  which instrument  of  satisfaction  or  assignment,  as the case may be,  shall be  delivered to the
Person or  Persons  entitled  thereto  against  receipt  therefor  of such  payment,  it being understood  and agreed  that no  expenses  incurred  in  connection  with such  instrument  of satisfaction or assignment, as the case may be, shall be chargeable to the Custodial Account.

        In the event the Servicer  satisfies or releases a Mortgage  without  having  obtained payment in full of the indebtedness  secured by the Mortgage or should it otherwise  prejudice any  right  the  Certificateholders  or  the  Depositor  may  have  under  the  Mortgage  Loan
Documents,  the Servicer,  upon written  demand by the  Depositor or the Trustee,  shall remit within one Business Day the then  outstanding  principal  balance of the related Mortgage Loan by deposit thereof in the Custodial Account.

(b) From time to time and as  appropriate  for the  servicing or  foreclosure  of any Mortgage
Loan,  the Trustee  shall  execute such  documents  as shall be prepared and  furnished to the
Trustee  by  the  Servicer  (in a  form  reasonably  acceptable  to  the  Trustee)  and as are necessary  to the  prosecution  of any such  proceedings.  The  Custodian,  on  behalf  of the
Trustee,  shall,  upon the request of the Servicer,  and delivery to the Custodian,  on behalf of the  Trustee,  of two  copies of a  request  for  release  signed  by a  Servicing  Officer substantially  in the form of Exhibit D (or in a mutually  agreeable  electronic  format which will, in lieu of a signature on its face,  originate  from a Servicing  Officer),  release the related  Mortgage File held in its  possession or control to the Servicer.  Such trust receipt shall  obligate  the Servicer to return the  Mortgage  File to the  Custodian on behalf of the
Trustee,  when the need  therefor by the Servicer no longer  exists  unless the Mortgage  Loan shall be  liquidated,  in which case,  upon receipt of a  certificate  of a Servicing  Officer similar to that hereinabove  specified,  the Mortgage File shall be released by the Custodian, on behalf of the Trustee or to the Servicer.

Section 3.08 Documents, Records and Funds in Possession of Servicer To Be Held for Trustee.

(a) The Servicer shall  transmit to the Trustee or Custodian  such  documents and  instruments coming into the  possession  of the  Servicer  from time to time as are  required by the terms hereof,  to be delivered to the Trustee or  Custodian.  Any funds  received by the Servicer in respect of any Mortgage Loan or which  otherwise are collected by the Servicer as  Liquidation
Proceeds or Insurance  Proceeds in respect of any Mortgage  Loan shall be held for the benefit of the  Trustee  and the  Certificateholders  subject  to the  Servicer's  right to  retain or withdraw  from the  Custodial  Account the Servicing Fee and other amounts as provided in this
Agreement.  The Servicer shall provide access to information and  documentation  regarding the
Mortgage  Loans to the  Trustee,  its  agents  and  accountants  at any time  upon  reasonable request and during  normal  business  hours,  and to  Certificateholders  that are savings and loan associations,  banks or insurance companies,  the Office of Thrift Supervision,  the FDIC and the  supervisory  agents and examiners of such Office and  Corporation or examiners of any other  federal  or  state  banking  or  insurance  regulatory  authority  if  so  required  by applicable  regulations  of the Office of Thrift  Supervision or other  regulatory  authority, such  access to be afforded  without  charge but only upon  reasonable  request in writing and during normal  business  hours at the offices of the Servicer  designated by it. In fulfilling such a request the Servicer shall not be responsible  for  determining the sufficiency of such information.

(b) All Mortgage Files and funds  collected or held by, or under the control of, the Servicer, in respect of any Mortgage  Loans,  whether  from the  collection  of  principal  and interest payments or from  Liquidation  Proceeds or Insurance  Proceeds,  shall be held by the Servicer for and on behalf of the Trustee and the  Certificateholders  and shall be and remain the sole and exclusive property of the Trust;  provided,  however,  that the Servicer shall be entitled to setoff  against,  and deduct  from,  any such funds any amounts  that are  properly due and payable to the Servicer under this Agreement.

Section 3.09 Standard Hazard Insurance and Flood Insurance Policies.

(a) The  Servicer  shall  cause  to be  maintained  for each  Mortgage  Loan  fire and  hazard insurance with extended  coverage as is customary in the area where the Mortgaged  Property is located in an amount  which is equal to the lesser of (i) the maximum  insurable  value of the improvements  securing  such  Mortgage  Loan  or  (ii)  the  greater  of (a)  the  outstanding principal  balance  of the  Mortgage  Loan,  and (b) the  percentage  such  that the  proceeds thereof  shall be sufficient  to prevent the  Mortgagor  and/or the Mortgagee  from becoming a co-insurer.  If the Mortgaged  Property is in an area  identified  in the Federal  Register by the  Federal  Emergency  Management  Agency  as being a  special  flood  hazard  area that has federally-mandated  flood insurance  requirements,  the Servicer will cause to be maintained a flood  insurance  policy  meeting the  requirements  of the current  guidelines of the Federal
Insurance  Administration  with  a  generally  acceptable  insurance  carrier,  in  an  amount representing  coverage  not less than the least of (i) the  outstanding  principal  balance of the  Mortgage  Loan,  (ii) the  maximum  insurable  value of the  improvements  securing  such
Mortgage  Loan or (iii) the maximum  amount of insurance  which is  available  under the Flood
Disaster  Protection  Act of 1973,  as amended.  The Servicer  shall also  maintain on the REO
Property,  fire and hazard  insurance  with  extended  coverage in an amount which is at least equal to the maximum  insurable value of the  improvements  which are a part of such property, liability  insurance  and,  to the extent  required  and  available  under the Flood  Disaster
Protection  Act of 1973, as amended,  flood  insurance in an amount as provided  above.  It is understood and agreed that no other  additional  insurance need be required by the Servicer or the  Mortgagor or  maintained  on property  acquired in respect of the Mortgage  Loans,  other than  pursuant  to the  Fannie  Mae  Guide  or such  applicable  state  or  federal  laws  and regulations  as  shall  at  any  time  be in  force  and  as  shall  require  such  additional insurance.  All such  policies  shall be endorsed with  standard  mortgagee  clauses with loss payable to the  Servicer  and its  successors  and/or  assigns and shall  provide for at least thirty days prior  written  notice of any  cancellation,  reduction  in the amount or material change in coverage to the  Servicer.  The Servicer  shall not interfere  with the  Mortgagor's freedom of choice in  selecting  a insurance  carrier or agent,  provided,  however,  that the
Servicer shall not accept any such insurance  policies from  insurance  companies  unless such companies  currently  reflect a General  Policy  Rating in Best's Key Rating  Guide  currently acceptable  to Fannie Mae and are  licensed to do business in the state  wherein the  property subject to the policy is located.

(b) If the Servicer shall obtain and maintain a blanket hazard  insurance policy with extended coverage  insuring  against hazard losses on all of the Mortgage Loans, it shall  conclusively be  deemed  to  have  satisfied  its  obligations  as set  forth  in  the  first  sentence  of
Section 3.09(a),  it being  understood  and agreed that such  policy may contain a  deductible clause,  in which  case the  Servicer  shall,  in the  event  that  there  shall not have been maintained on the related  Mortgaged  Property a policy  complying  with the first sentence of
Section 3.09(a)  and there  shall  have been a loss  which  would  have been  covered  by such policy,  deposit in the Custodial  Account the amount not otherwise  payable under the blanket policy because of such deductible clause.

(c) Pursuant to  Section 4.01,  any amounts  collected by the  Servicer,  under any  insurance policies  (other  than  amounts  to be applied to the  restoration  or repair of the  property subject to the related  Mortgage)  shall be deposited into the Custodial  Account,  subject to withdrawal  pursuant to Section  4.02.  Any cost incurred by the Servicer in  maintaining  any such  insurance if the  Mortgagor  defaults in its  obligation  to do so shall be added to the amount  owing  under  the  Mortgage  Loan  where  the terms of the  Mortgage  Loan so  permit;
provided,  however,  that the  addition  of any such cost shall not be taken into  account for purposes  of  calculating  the  distributions  to be made to  Certificateholders  and shall be recoverable by the Servicer pursuant to Section 4.02.

Section 3.10 Presentment  of Claims and  Collection  of Proceeds.  The Servicer  shall prepare and  present  on  behalf  of the  Trustee  and the  Certificateholders  all  claims  under the
Insurance  Policies and take such actions (including the negotiation,  settlement,  compromise or  enforcement of the insured's  claim) as shall be necessary to realize  recovery under such policies.  Any  proceeds  disbursed  to the  Servicer  in respect of such  policies,  bonds or contracts shall be promptly  deposited in the Custodial Account upon receipt,  except that any amounts  realized  that  are to be  applied  to  the  repair  or  restoration  of the  related
Mortgaged  Property  as a condition  precedent  to the  presentation  of claims on the related
Mortgage Loan to the insurer under any  applicable  Insurance  Policy need not be so deposited
(or remitted).

Section 3.11 Maintenance of the Primary Mortgage Insurance Policies.
(a) The Servicer  shall not take,  or permit any  subservicer  to take,  any action that would result in  noncoverage  under any applicable  Primary  Mortgage  Insurance  Policy of any loss which,  but for the  actions of the  Servicer  or such  subservicer,  would have been  covered thereunder.  The  Servicer  shall cause to be kept in force and effect (to the extent that the
Mortgage Loan requires the Mortgagor to maintain such insurance),  primary mortgage  insurance applicable  to each Mortgage Loan in accordance  with the  provisions of this  Agreement.  The
Servicer  shall not, and shall not permit any  subservicer  to,  cancel or refuse to renew any such Primary  Mortgage  Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force  hereunder  except in accordance with the  provisions of this  Agreement.  Any such primary  mortgage  insurance  policies  shall be issued by a Qualified Insurer.

(b) The Servicer agrees to present,  or to cause each subservicer to present, on behalf of the
Trustee  and  the  Certificateholders,  claims  to the  insurer  under  any  Primary  Mortgage
Insurance  Policies and, in this regard,  to take such reasonable action as shall be necessary to  permit  recovery  under any  Primary  Mortgage  Insurance  Policies  respecting  defaulted
Mortgage  Loans.  Pursuant to  Section 4.01,  any amounts  collected by the Servicer under any
Primary Mortgage Insurance  Policies shall be deposited in the Custodial  Account,  subject to withdrawal pursuant to Section 4.02.

Section 3.12 Trustee to Retain Possession of Certain Insurance Policies and Documents.

        The Trustee (or the Custodian,  as directed by the Trustee),  shall retain  possession and custody of the  originals  (to the extent  available)  of any Primary  Mortgage  Insurance
Policies,  or certificate of insurance if applicable,  and any  certificates  of renewal as to the  foregoing as may be issued from time to time as  contemplated  by this  Agreement.  Until all amounts  distributable  in respect of the  Certificates  have been distributed in full and the Servicer  otherwise has fulfilled its obligations  under this  Agreement,  the Trustee (or its Custodian,  if any, as directed by the Trustee)  shall also retain  possession and custody of each  Mortgage  File in  accordance  with and subject to the terms and  conditions  of this
Agreement.  The Servicer  shall  promptly  deliver or cause to be delivered to the Trustee (or the  Custodian,  as  directed  by the  Trustee),  upon the  execution  or receipt  thereof the originals of any Primary Mortgage Insurance  Policies,  any certificates of renewal,  and such other documents or instruments  that  constitute  portions of the Mortgage File that come into the possession of the Servicer from time to time.

Section 3.13 Realization   Upon  Defaulted   Mortgage  Loans.   The  Servicer  shall  use  its
reasonable  efforts,  consistent  with the procedures that the Servicer would use in servicing loans for its own account and the  requirements  of the Fannie Mae Guide, to foreclose upon or otherwise  comparably  convert the  ownership of  Mortgaged  Properties  securing  such of the
Mortgage  Loans  as come  into  and  continue  in  default  and as to  which  no  satisfactory arrangements can be made for collection of delinquent  payments  pursuant to Section 4.01. The
Servicer  shall use its reasonable  efforts to realize upon  defaulted  Mortgage Loans in such manner as will  maximize the receipt of principal and interest by the  Depositor,  taking into account,  among  other  things,  the  timing of  foreclosure  proceedings.  The  foregoing  is subject to the provisions  that, in any case in which  Mortgaged  Property shall have suffered damage,  the Servicer shall not be required to expend its own funds toward the  restoration of such property  unless it shall  determine in its  discretion  (i) that such  restoration  will increase the proceeds of  liquidation  of the related  Mortgage  Loan to the  Depositor  after reimbursement  to itself for such  expenses,  and (ii) that such expenses will be  recoverable by  the  Servicer  through  Insurance  Proceeds  or  Liquidation  Proceeds  from  the  related
Mortgaged  Property,  as  contemplated  in Section 4.02. The Servicer shall be responsible for all costs and  expenses  incurred by it in any such  proceedings  or  functions  as  advances;
provided,  however,  that it shall be  entitled  to  reimbursement  therefor  as  provided  in
Section 4.02.  Notwithstanding  anything to the contrary  contained herein, in connection with a foreclosure  or acceptance of a deed in lieu of  foreclosure,  in the event the Servicer has reasonable  cause to believe that a Mortgaged  Property is  contaminated by hazardous or toxic substances or wastes,  or if the Trustee  otherwise  requests an  environmental  inspection or review of such  Mortgaged  Property,  such an  inspection  or review is to be  conducted  by a qualified  inspector.  Upon completion of the inspection,  the Servicer shall promptly provide the Depositor and the Trustee with a written report of the environmental inspection.

Section 3.14 Compensation  for the  Servicer.  The Servicer  will be entitled to the Servicing
Fee and all income and gain  realized from any  investment of funds in the Custodial  Account,
pursuant  to  Article  IV,  for  the  performance  of  its  activities  hereunder.   Servicing
compensation in the form of assumption  fees, if any, late payment charges,  as collected,  if any,  or  otherwise  (but not  including  any  Prepayment  Charges)  shall be  retained by the
Servicer and shall not be deposited in the  Custodial  Account.  The Servicer will be entitled to retain,  as additional  compensation,  any interest incurred in connection with a Principal
Prepayment  in full  or  otherwise  in  excess  of  amounts  required  to be  remitted  to the
Distribution  Account (such amounts together with the amounts  specified in the first sentence of this Section 3.14, the "Servicing  Compensation") and any Excess Liquidation Proceeds.  The
Servicer  shall  be  required  to pay all  expenses  incurred  by it in  connection  with  its activities  hereunder and shall not be entitled to  reimbursement  therefor except as provided in this Agreement.

Section 3.15 REO Property.

(a) In the event the Trust  Fund  acquires  ownership  of any REO  Property  in respect of any related  Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee,  or to its  nominee,  on behalf of the related  Certificateholders.  The  Servicer  shall ensure that the  title  to  such  REO  Property  references  this  Agreement  and the  Trustee's  capacity hereunder  (and  not  in  its  individual  capacity).  The  Servicer,  however,  shall  not be required to expend its own funds or incur other  reimbursable  charges in connection  with any foreclosure,  or attempted  foreclosure which is not completed,  or towards the restoration of any property  unless it shall  determine (i) that such  restoration  and/or  foreclosure  will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one
or more  Classes  after  reimbursement  to itself for such  expenses  or charges and (ii) that such expenses or charges will be recoverable  to it through  Liquidation  Proceeds,  Insurance
Proceeds,  or  REO  Proceeds  (respecting  which  it  shall  have  priority  for  purposes  of withdrawals  from  the  Custodial  Account  pursuant  to  Section 4.02,  whether  or not  such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance
Proceeds or REO Proceeds).  In the event of such a determination  by the Servicer  pursuant to this  Section 3.15(a),  the  Servicer  shall be  entitled  to  reimbursement  of such  amounts pursuant to  Section 4.02.  If the Servicer has knowledge that a Mortgaged  Property which the
Servicer is  contemplating  acquiring  in  foreclosure  or by deed in lieu of  foreclosure  is located  within a one (1) mile  radius  of any site  listed  in the  Expenditure  Plan for the
Hazardous  Substance Clean Up Bond Act of 1984 or other site with  environmental  or hazardous waste risks known to the  Servicer,  the  Servicer  will,  prior to  acquiring  the  Mortgaged
Property,  consider  such  risks  and only  take  action in  accordance  with its  established environmental review procedures.

        The  Servicer  shall,  either  itself or through an agent  selected  by the  Servicer, manage,  conserve,  protect and operate  each REO Property in the same manner that it manages, conserves,  protects and operates other  foreclosed  property for its own account,  and in the same  manner  that  similar  property  in the same  locality  as the REO  Property is managed, including in accordance  with the REMIC  Provisions  and in a manner that does not result in a tax on "net income from  foreclosure  property"  (unless such result would  maximize the Trust
Fund's  after-tax  return on such  property)  or cause such REO Property to fail to qualify as
"foreclosure   property"  within  the  meaning  of  Section   860G(a)(8)  of  the  Code.  Each
disposition  of REO Property  shall be carried out by the Servicer at such price and upon such
terms  and   conditions   as  the  Servicer   deems  to  be  in  the  best   interest  of  the
Certificateholders.   The  Servicer  shall  deposit  all  funds   collected  and  received  in
connection  with the  operation  of any REO  Property  in the  Custodial  Account  pursuant to
Section 4.01.

        Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash  Liquidation" or "REO  Disposition," as applicable,  upon receipt by the Trustee of written  notification  of such deposit signed by a
Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the
Servicer  the  related   Mortgage  File  and  the  Trustee  shall  execute  and  deliver  such instruments  of  transfer  or  assignment  prepared  by the  Servicer,  in each  case  without recourse,  as shall be necessary to vest in the Servicer or its designee,  as the case may be, the related  Mortgage Loan,  and thereafter  such Mortgage Loan shall not be part of the Trust
Fund.

(b) If title to any  Mortgaged  Property is  acquired by the Trust Fund as an REO  Property by foreclosure  or by deed in lieu of  foreclosure,  the  deed or  certificate  of sale  shall be issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.  Notwithstanding any such  acquisition  of title  and  cancellation  of the  related  Mortgage  Loan,  such REO
Property  shall  (except  as  otherwise  expressly  provided  herein) be  considered  to be an
Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO  Property  shall be sold.  Consistent  with the  foregoing for purposes of all  calculations  hereunder so long as such REO  Property  shall be  considered  to be an  Outstanding  Mortgage  Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any  moratorium  or similar  waiver or grace  period)  remain in effect.  To the extent  the net  income  received  during  any  calendar  month  is in  excess  of the  amount attributable  to  amortizing  principal and accrued  interest at the related  Mortgage Rate on the related  Mortgage  Loan for such calendar  month,  such excess shall be considered to be a
Curtailment of the related Mortgage Loan.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the  Servicer on behalf of the Trust Fund shall  dispose of such REO  Property  within  three full years after the  taxable  year of its acquisition  by the  Trust  Fund  for  purposes  of  Section 860G(a)(8)  of the  Code (or such shorter period as may be necessary under  applicable  state (including any state in which such property is located)  law to maintain the status of any portion of the  applicable  REMIC as a
REMIC under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property  under  applicable  state  law) or, at the  expense  of the Trust  Fund, request,  more than 60 days before the day on which such grace period would otherwise  expire, an extension of such grace  period  unless the Servicer  obtains for the Trustee an Opinion of
Counsel,  addressed  to the  Trustee and the  Servicer,  to the effect that the holding by the
Trust Fund of such REO Property  subsequent  to such period will not result in the  imposition of taxes on  "prohibited  transactions"  as defined in  Section 860F  of the Code or cause the applicable  REMIC to fail to qualify  as a REMIC  (for  federal  (or any  applicable  State or local) income tax purposes) at any time that any Certificates  are outstanding,  in which case the Trust Fund may continue to hold such REO  Property  (subject to any  conditions  contained in such  Opinion of  Counsel).  The  Servicer  shall be  entitled  to be  reimbursed  from the
Custodial  Account for any costs  incurred in obtaining  such Opinion of Counsel,  as provided in  Section 4.02.  Notwithstanding  any other  provision  of this  Agreement,  no REO Property acquired  by the Trust  Fund  shall be  rented  (or  allowed  to  continue  to be  rented)  or otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property to fail to qualify as  "foreclosure  property"  within the  meaning  of  Section 860G(a)(8)  of the  Code  or  (ii)  subject  the  Trust  Fund to the imposition  of any  federal  income  taxes  on the  income  earned  from  such  REO  Property, including  any taxes  imposed by reason of  Section 860G(c)  of the Code,  unless the Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the  imposition  of any such taxes.

Section 3.16 Annual Officer's Certificate as to Compliance.

(a) The  Servicer  shall  deliver  to the  Trustee,  the  Certificate  Insurer  and the Rating
Agencies  on or before  March 1  of each year,  commencing  on  March 1,  2006,  an  Officer's
Certificate,  certifying  that with  respect to the  period  ending  December 31  of the prior year:  (i) such  Servicing  Officer has reviewed  the  activities  of the Servicer  during the preceding  calendar year or portion thereof and its performance under this Agreement,  (ii) to the best of such  Servicing  Officer's  knowledge,  based on such  review,  such  Servicer has performed and fulfilled its duties,  responsibilities  and obligations under this Agreement in all  material  respects  throughout  such  year,  or,  if  there  has  been a  default  in the fulfillment  of any  such  duties,  responsibilities  or  obligations,  specifying  each  such default known to such Servicing  Officer and the nature and status thereof,  (iii) nothing has come to the  attention of such  Servicing  Officer to lead such  Servicing  Officer to believe that the Servicer has failed to perform any of its duties,  responsibilities  and  obligations under this Agreement in all material  respects  throughout  such year, or, if there has been a material  default in the  performance or fulfillment of any such duties,  responsibilities  or obligations,  specifying each such default known to such Servicing  Officer and the nature and status thereof.

(b) Copies of such statements shall be provided to any Certificateholder  upon request, by the
Servicer or by the Trustee at the  Servicer's  expense if the Servicer  failed to provide such copies (unless  (i) the  Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Servicer's failure to provide such statement).

Section 3.17 Annual  Independent  Accountant's  Servicing Report.  The Servicer at its expense shall cause a nationally  recognized  firm of  independent  certified  public  accountants  to furnish a statement to the  Trustee,  the  Certificate  Insurer,  the Rating  Agencies and the
Depositor on or before March 1 of each year,  commencing on March 1,  2006 to the effect that, with  respect  to the most  recently  ended  calendar  year,  such firm has  examined  certain records and documents  relating to the  Servicer's  performance  of its servicing  obligations under this  Agreement  and pooling and servicing  and trust  agreements  in material  respects similar  to this  Agreement  and to each  other  and that,  on the  basis of such  examination conducted  substantially  in  compliance  with the audit  program for  mortgages  serviced for
Freddie Mac or the Uniform Single  Attestation  Program for Mortgage Bankers,  such firm is of the opinion  that the  Servicer's  activities  have been  conducted  in  compliance  with this
Agreement,  or that such examination has disclosed no material items of  noncompliance  except for (i) such  exceptions as such firm believes to be immaterial,  (ii) such  other  exceptions as are set  forth  in such  statement  and  (iii) such  exceptions  that  the  Uniform  Single
Attestation  Program  for  Mortgage  Bankers or the Audit  Program for  Mortgages  Serviced by
Freddie  Mac  requires  it to  report.  Copies of such  statements  shall be  provided  to any
Certificateholder  upon  request by the  Servicer,  or by the  Trustee  at the  expense of the
Servicer  if the  Servicer  shall  fail to  provide  such  copies.  If such  report  discloses exceptions  that are material,  the Servicer shall advise the Trustee  whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

Section 3.18 Reports  Filed with  Securities  and  Exchange  Commission.  Within 15 days after each Distribution  Date, the Trustee shall, in accordance with industry  standards,  file with the Commission via the Electronic Data Gathering and Retrieval  System  ("EDGAR"),  a Form 8-K
(or other comparable form containing the same or comparable  information or other  information mutually  agreed  upon)  with a copy  of the  statement  to the  Certificateholders  for  such
Distribution  Date as an  exhibit  thereto.  Prior to  January 30  of each year,  the  Trustee shall, in accordance with industry  standards and only if instructed by the Depositor,  file a
Form  15  Suspension  Notice  with  respect  to  the  Trust  Fund,  if  applicable.  Prior  to
(i) March 15,  2006 and  (ii) unless  and until a Form 15  Suspension  Notice  shall have been filed,  prior to March 15 of each year  thereafter,  the  Servicer  shall  provide the Trustee with a Servicer  Certification,  together with a copy of the annual  independent  accountant's servicing report and annual  statement of compliance  required to be delivered by the Servicer pursuant to Sections  3.16 and 3.17.  Prior to  (i) March  31, 2006,  or such  earlier  filing date as may be required by the  Commission,  and  (ii) unless  and until a Form 15  Suspension
Notice shall have been filed,  March 31 of each year  thereafter,  or such earlier filing date as may be  required by the  Commission,  the Trustee  shall  prepare and file a Form 10-K,  in substance  conforming to industry  standards,  with respect to the Trust. Such Form 10-K shall be  executed  on behalf of the  Depositor  by the  Servicer  and shall  include  the  Servicer
Certification  and  other  documentation  provided  by the  Servicer  pursuant  to the  second preceding  sentence.  The  Depositor  hereby grants to the Trustee a limited power of attorney to  execute  each  Form 8-K (or  comparable  form)  and to file each Form 8-K and Form 10-K on behalf of the  Depositor.  Such power of attorney  shall  continue until either the earlier of
(i) receipt  by the  Trustee  from the  Depositor  of  written  termination  of such  power of attorney  and  (ii) the  termination  of the Trust  Fund.  The  Depositor  agrees to  promptly furnish to the Trustee,  from time to time upon  request,  such further  information,  reports and financial  statements  within its control related to this Agreement and the Mortgage Loans as the Trustee  reasonably  deems  appropriate to prepare and file all necessary  reports with the Commission.  The Trustee shall have no  responsibility  to file any items other than those specified  in this  Section 3.18;  provided,  however,  the Trustee  will  cooperate  with the
Depositor  in  connection  with any  additional  filings with respect to the Trust Fund as the
Depositor  deems  necessary  under  the  Securities  Exchange  Act of 1934,  as  amended  (the
"Exchange  Act").  Fees  and  expenses  incurred  by  the  Trustee  in  connection  with  this
Section 3.18 shall not be reimbursable from the Trust Fund.

Section 3.19 UCC.  The  Depositor   shall  inform  the  Trustee  in  writing  of  any  Uniform
Commercial  Code financing  statements  that were filed on the Closing Date in connection with the Trust with stamped  recorded  copies of such  financing  statements to be delivered to the
Trustee  promptly  upon  receipt by the  Depositor.  The Trustee  agrees to monitor and notify the  Depositor if any  continuation  statements  for such Uniform  Commercial  Code  financing statements  need to be filed.  If directed by the Depositor in writing,  the Trustee will file any such  continuation  statements  solely at the  expense  of the  Depositor.  The  Depositor shall file any  financing  statements  or  amendments  thereto  required  by any change in the
Uniform Commercial Code.

Section 3.20 Optional Purchase of Defaulted Mortgage Loans.

(a) With  respect  to any  Mortgage  Loan  which as of the  first day of a Fiscal  Quarter  is delinquent  in payment by 90 days or more or is an REO  Property,  the Company  shall have the right to  purchase  such  Mortgage  Loan  from the  Trust at a price  equal to the  Repurchase
Price;  provided  however  (i) that such Mortgage Loan is still 90 days or more  delinquent or is an REO  Property as of the date of such  purchase and  (ii) this  purchase  option,  if not theretofore  exercised,  shall  terminate  on the date  prior  to the last day of the  related
Fiscal Quarter.  This purchase option,  if not exercised,  shall not be thereafter  reinstated
unless the  delinquency  is cured and the Mortgage  Loan  thereafter  again becomes 90 days or more  delinquent  or becomes an REO  Property,  in which case the option  shall  again  become exercisable as of the first day of the related Fiscal Quarter.

(b) If at any time the Company  deposits,  or remits to the  Servicer (to the extent it is not the Servicer) for deposit,  in the Custodial  Account the amount of the Repurchase Price for a
Mortgage Loan and the Company  provides to the Trustee a  certification  signed by a Servicing
Officer  stating that the amount of such payment has been deposited in the Custodial  Account, then the Trustee  shall  execute the  assignment  of such  Mortgage Loan to the Company at the request of the Company  without  recourse,  representation  or warranty and the Company  shall succeed to all of the Trustee's  right,  title and interest in and to such Mortgage  Loan, and all  security  and  documents  relative  thereto.  Such  assignment  shall  be  an  assignment outright and not for  security.  The Company will  thereupon own such  Mortgage,  and all such
security   and   documents,   free  of  any   further   obligation   to  the  Trustee  or  the
Certificateholders with respect thereto.

                                          ARTICLE IV
                                           Accounts

Section 4.01 Custodial  Account.   (a)  The  Servicer  shall  segregate  and  hold  all  funds collected  and received  pursuant to each Mortgage Loan separate and apart from any of its own funds and general  assets and shall  establish  and  maintain one or more  Custodial  Accounts held in  trust  for the  Certificateholders.  Each  Custodial  Account  shall  be an  Eligible
Account.  The Custodial  Account shall be  maintained  as a segregated  account,  separate and apart from trust funds created for mortgage  pass-through  certificates  of other series,  and the other accounts of the Servicer.

        Within  two  Business  Days of  receipt,  except as  otherwise  specifically  provided herein,  the  Servicer  shall  deposit or cause to be  deposited  the  following  payments and collections  remitted  by  subservicers  or received  by it in respect of the  Mortgage  Loans subsequent  to the Cut-off Date (other than in respect of  principal  and interest due on such
Mortgage  Loans on or before  the  Cut-off  Date) and the  following  amounts  required  to be deposited hereunder:

(i) Scheduled  Payments on the Mortgage Loans received or any related portion thereof advanced by the  Servicer  which were due during or before the related  Due  Period,  net of the amount thereof comprising the Servicing Fee;

(ii) Full Principal  Prepayments  and any Liquidation  Proceeds  received by the Servicer with respect  to the  Mortgage  Loans  in the  related  Prepayment  Period  (or,  in  the  case  of
Subsequent  Recoveries,  during  the  related  Due  Period),  with  interest  to the  date  of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee;

(iii) Partial  Principal  Prepayments  received by the Servicer for the Mortgage  Loans in the related Prepayment Period;

(iv) Any Monthly Advance and any Compensating Interest Payments;

(v) Any  Insurance  Proceeds  or Net  Liquidation  Proceeds  received  by or on  behalf of the
Servicer;

(vi) The Repurchase  Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage  Loan Purchase  Agreement or Sections  2.02 or 2.03 hereof,  any amounts which are to be treated  pursuant to  Section 2.04  of this Agreement as the payment of a Repurchase
Price in  connection  with  the  tender  of a  Substitute  Mortgage  Loan by the  Seller,  the
Repurchase Price with respect to any Mortgage Loans purchased  pursuant to  Section 3.20,  and all proceeds of any Mortgage Loans or property  acquired with respect  thereto  repurchased by the Depositor or its designee pursuant to Section 10.01;

(vii) Any amounts  required to be deposited  with respect to losses on investments of deposits in an Account;

(viii)                Any amounts  received by the Servicer in connection  with any Prepayment
Charge on the Prepayment Charge Loans; and

(ix) Any other  amounts  received by or on behalf of the Servicer and required to be deposited in the Custodial Account pursuant to this Agreement.

(b) All amounts  deposited to the Custodial  Account shall be held by the Servicer in the name of the  Trustee  in  trust  for the  benefit  of the  Certificateholders  and the  Certificate
Insurer in accordance with the terms and provisions of this Agreement.  The  requirements  for crediting  the Custodial  Account or the  Distribution  Account  shall be exclusive,  it being understood and agreed that,  without  limiting the  generality of the  foregoing,  payments in the nature of (i) late  payment  charges or  assumption,  tax  service,  statement  account or payoff,  substitution,  satisfaction,  release  and other like fees and  charges  and (ii) the items  enumerated  in Sections  4.04(a)(i)  through (iv) and (vi) through (xi) with respect to the  Trustee and the  Servicer,  need not be  credited  by the  Servicer  to the  Distribution
Account  or the  Custodial  Account,  as  applicable.  Amounts  received  by the  Servicer  in connection  with  Prepayment  Charges on the Prepayment  Charge Loans shall be remitted by the
Servicer to the Trustee and  deposited by the Trustee  into the Class XP Reserve  Account upon receipt  thereof.  In the event that the  Servicer  shall  deposit or cause to be deposited to the Distribution  Account any amount not required to be credited  thereto,  the Trustee,  upon receipt of a written  request  therefor signed by a Servicing  Officer of the Servicer,  shall promptly  transfer  such  amount  to the  Servicer,  any  provision  herein  to  the  contrary notwithstanding.

(c) The amount at any time credited to the Custodial  Account may be invested,  in the name of the  Trustee,  or its  nominee,  for  the  benefit  of the  Certificateholders,  in  Permitted
Investments  as  directed  by the  Servicer.  All  Permitted  Investments  shall  mature or be subject  to  redemption  or  withdrawal  on or  before,  and  shall  be held  until,  the next succeeding  Distribution  Account Deposit Date. Any and all investment  earnings on amounts on deposit  in the  Custodial  Account  from  time  to  time  shall  be for  the  account  of the
Servicer.  The  Servicer  from  time to  time  shall  be  permitted  to  withdraw  or  receive distribution  of any and all  investment  earnings  from the  Custodial  Account.  The risk of loss of moneys  required  to be  distributed  to the  Certificateholders  resulting  from such investments  shall be borne by and be the risk of the  Servicer.  The Servicer  shall  deposit the amount of any such loss in the  Custodial  Account  within two Business Days of receipt of notification  of  such  loss  but  not  later  than  the  second  Business  Day  prior  to the
Distribution  Date on which the moneys so  invested  are  required  to be  distributed  to the
Certificateholders.

Section 4.02 Permitted   Withdrawals  and  Transfers  from  the  Custodial  Account.  (a)  The
Servicer  will,  from  time to time on demand  of the  Trustee,  make or cause to be made such withdrawals  or transfers  from the Custodial  Account as the Servicer has designated for such transfer or withdrawal  pursuant to this  Agreement.  The Servicer may clear and terminate the
Custodial  Account  pursuant to  Section 10.01  and remove amounts from time to time deposited in error.

(b) On an ongoing  basis,  the Servicer  shall  withdraw  from the Custodial  Account  (i) any expenses  recoverable  by the  Trustee,  the  Servicer or the  Custodian  pursuant to Sections
3.03,  7.04  and  9.05  and  (ii) any  amounts  payable  to  the  Servicer  as  set  forth  in
Section 3.14.

(c) In addition,  on or before each  Distribution  Account  Deposit Date,  the Servicer  shall deposit  in the  Distribution  Account  (or remit to the  Trustee  for  deposit  therein)  any
Monthly Advances required to be made by the Servicer with respect to the Mortgage Loans.

(d) No later than 3:00 p.m.  New York time on each  Distribution  Account  Deposit  Date,  the
Servicer will transfer all  Available  Funds on deposit in the Custodial  Account with respect to the related Distribution Date to the Trustee for deposit in the Distribution Account.

(e) With respect to any  remittance  received by the Trustee  after the  Distribution  Account
Deposit Date on which such payment was due,  the  Servicer  shall pay to the Trustee  interest on any such late  payment at an annual rate equal to the Prime  Rate,  adjusted as of the date of each change of the Prime Rate,  plus two  percentage  points,  but in no event greater than the maximum  amount  permitted  by  applicable  law.  Such  interest  shall be remitted to the
Trustee  by the  Servicer  on the date such late  payment  is made and shall  cover the period commencing  with such  Distribution  Account  Deposit Date and ending with the Business Day on which  such  payment  is  made,  both  inclusive.  The  payment  by the  Servicer  of any such interest  shall not be deemed an  extension  of time for  payment  or a waiver of any Event of
Default by the Servicer.

Section 4.03 Distribution  Account.  (a) The Trustee shall  establish and maintain in the name of the Trustee,  for the benefit of the  Certificateholders  and the Certificate  Insurer, the
Distribution  Account as a segregated  trust  account or accounts.  The Trustee  shall deposit into the  Distribution  Account all amounts in respect to Available  Funds received by it from the Servicer.

(b) All amounts  deposited to the  Distribution  Account shall be held by the Trustee in trust for the benefit of the  Certificateholders  and the Certificate Insurer in accordance with the terms and provisions of this Agreement.

(c) The Distribution  Account shall constitute a trust account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in trust in its Corporate  Trust Office,  and the  Distribution  Account and the funds deposited  therein shall not be subject to, and shall be protected from, all claims,  liens,  and encumbrances of any creditors or depositors of the
Trustee  (whether  made  directly,  or  indirectly  through a  liquidator  or  receiver of the
Trustee).  The  Distribution  Account  shall be an  Eligible  Account.  The amount at any time credited to the  Distribution  Account may be invested in the name of the Trustee in Permitted
Investments  selected by the Trustee.  All  Permitted  Investments  shall mature or be subject to  redemption  or  withdrawal  on or before,  and shall be held  until,  the next  succeeding
Distribution  Date if the obligor  for such  Permitted  Investment  is the Trustee or, if such obligor  is any  other  Person,  the  Business  Day  preceding  such  Distribution  Date.  All investment  earnings on amounts on deposit in the  Distribution  Account or benefit from funds uninvested  therein  from time to time shall be for the  account of the  Trustee.  The Trustee shall be  permitted to withdraw or receive  distribution  of any and all  investment  earnings from  the  Distribution  Account  on  each  Distribution  Date.  If  there  is any  loss  on a
Permitted  Investment,  the Trustee  shall  deposit the amount of such loss for deposit in the
Distribution  Account.  With  respect  to the  Distribution  Account  and the funds  deposited therein,  the  Trustee  shall  take  such  action  as may be  necessary  to  ensure  that  the
Certificateholders  shall be entitled to the  priorities  afforded to such a trust account (in addition  to a claim  against the estate of the  Trustee)  as provided by 12 U.S.C.  § 92a(e), and applicable  regulations  pursuant  thereto,  if applicable,  or any applicable  comparable state statute applicable to state chartered banking corporations.

Section 4.04 Permitted  Withdrawals  and  Transfers  from the  Distribution  Account.  (a) The
Trustee  will,  from  time to time on demand  of the  Servicer,  make or cause to be made such withdrawals  or transfers  from the  Distribution  Account as the Servicer has  designated for such transfer or withdrawal  pursuant to this Agreement or as the Trustee deems  necessary for the  following  purposes  (limited  in the case of  amounts  due the  Servicer  to  those  not withdrawn from the Custodial Account in accordance with the terms of this Agreement):

(i) to reimburse  itself or the Servicer for any Monthly  Advance of its own funds,  the right of the Trustee or the Servicer to reimbursement  pursuant to this subclause  (i) being limited to  amounts  received  on a  particular  Mortgage  Loan  (including,  for  this  purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation  Proceeds) which represent late payments or  recoveries  of the principal of or interest on such Mortgage Loan with respect to which such Monthly Advance was made;

(ii) to reimburse the Servicer from Insurance  Proceeds or Liquidation  Proceeds relating to a particular  Mortgage  Loan for amounts  expended by the  Servicer in good faith in  connection with the  restoration  of the related  Mortgaged  Property  which was damaged by an  Uninsured
Cause or in connection with the liquidation of such Mortgage Loan;

(iii) to reimburse  the Servicer from  Insurance  Proceeds  relating to a particular  Mortgage
Loan for insured  expenses  incurred  with respect to such  Mortgage Loan and to reimburse the
Servicer from Liquidation  Proceeds from a particular  Mortgage Loan for Liquidation  Expenses incurred  with  respect  to such  Mortgage  Loan;  provided  that the  Servicer  shall  not be entitled to  reimbursement  for  Liquidation  Expenses  with respect to a Mortgage Loan to the extent  that  (i) any  amounts  with  respect  to such  Mortgage  Loan  were  paid  as  Excess
Liquidation  Proceeds  pursuant to clause  (x) of this Section  4.04(a) to the  Servicer;  and
(ii) such   Liquidation  Expenses  were  not  included  in  the  computation  of  such  Excess
Liquidation Proceeds;

(iv) to pay the  Servicer,  from  Liquidation  Proceeds  or  Insurance  Proceeds  received  in connection  with the  liquidation  of any Mortgage  Loan,  the amount which the Servicer would have been  entitled  to  receive  under  clause  (ix) of this  Section  4.04(a)  as  servicing compensation on account of each defaulted  scheduled  payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

(v) to pay the Servicer from the Repurchase  Price for any Mortgage Loan, the amount which the
Servicer  would have been  entitled to receive  under clause (ix) of this  Section  4.04(a) as servicing compensation;

(vi) to reimburse the Servicer for advances of funds (other than Monthly  Advances)  made with respect to the Mortgage Loans,  and the right to  reimbursement  pursuant to this clause being limited to amounts  received on the related Mortgage Loan  (including,  for this purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation  Proceeds) which represent late recoveries of the payments for which such advances were made;

(vii) to reimburse  the Trustee or the Servicer  for any  Nonrecoverable  Advance that has not been reimbursed pursuant to clauses (i) and (vi);

(viii) to pay the Servicer as set forth in Section 3.14;
(ix) to  reimburse  the  Servicer  for  expenses,   costs  and  liabilities  incurred  by  and
reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

(x) to pay to the  Servicer,  as additional  servicing  compensation,  any Excess  Liquidation
Proceeds;

(xi) to reimburse the Trustee or the Custodian for expenses,  costs and  liabilities  incurred by or reimbursable to it pursuant to this Agreement;

(xii) to pay the Certificate Insurer its Aggregate Premium Amount;

(xiii) to remove amounts deposited in error; and

(xiv) to clear and terminate the Distribution Account pursuant to Section 10.01.

(b) The Servicer shall keep and maintain separate  accounting,  on a Mortgage Loan by Mortgage
Loan basis and shall  provide a copy to the  Trustee,  for the purpose of  accounting  for any reimbursement  from the  Distribution  Account  pursuant to clauses (i) through (vi) and (vii)
or with  respect to any such  amounts  which would have been  covered by such  clauses had the amounts  not been  retained  by the  Servicer  without  being  deposited  in the  Distribution
Account under Section 4.01(b).  Reimbursements  made pursuant to clauses (vii),  (ix) and (xi)
will be  allocated  between  the  Loan  Groups  pro  rata  based  on the  aggregate  Scheduled
Principal Balances of the Mortgage Loans in each Loan Group.

(c) On each Distribution  Date, the Trustee shall distribute the Available Funds to the extent on deposit in the  Distribution  Account  for each Loan  Group to the  Holders of the  related
Certificates in accordance with Section 6.01.

Section 4.05 Class A Reserve Fund, Class I-A-2 Reserve Fund and Subordinate Reserve Fund.

        (a)                  No  later  than  the  Closing   Date,   the  Paying  Agent  shall
establish and maintain a segregated  trust account or sub-account  of a trust  account,  which shall be titled  "Class A Reserve Fund,  Wells Fargo Bank,  National  Association,  as trustee for the  benefit of holders of  Structured  Asset  Mortgage  Investments  II Inc.,  GreenPoint
Mortgage Funding Trust 2005-AR5,  Mortgage  Pass-Through  Certificates,  Series 2005-AR5" (the
"Class A  Reserve  Fund").  The  Class A  Reserve  Fund  shall  be an  Eligible  Account  or a sub-account  of an Eligible  Account.  On the Closing  Date,  the  Depositor  shall pay to the
Paying Agent an amount equal to  $50,000.00  which shall be deposited by the Paying Agent into the Class A Reserve  Fund.  Pursuant  to  Section  6.01,  on the  initial  Distribution  Date, amounts  on  deposit in the Class A Reserve  Fund will be  withdrawn  from the Class A Reserve
Fund and deposited into the  Distribution  Account for payment to the Class I-A-1,  Class II-A
(including any  Components  thereof) and Class III-A  Certificates  to the extent that Accrued
Certificate  Interest  on such  Classes  of  Certificates  is reduced  by  application  of the related Net Rate Cap on such  initial  Distribution  Date.  The Class A Reserve Fund will then be  entitled  to be  replenished  on each  future  Distribution  Date from  amounts  otherwise payable as interest on (i) the Class I-X-1  Certificates,  in the case of withdrawals from the
Class A Reserve  Fund used to pay  interest  on the Class  I-A-1  Certificates  on the initial
Distribution  Date,  (ii) the Class II-X  Certificates,  in the case of  withdrawals  from the
Class A Reserve  Fund used to pay  interest  on the Class  II-A  Certificates  (including  any
Components  thereof) on the initial  Distribution  Date, (iii) the Class IV-X-1  Certificates,
in the case of  withdrawals  from the Class A Reserve  Fund used to pay  interest on the Class
IV-A-1  Certificates on the initial  Distribution Date or (iv) the Class IV-X-2  Certificates,
in the case of  withdrawals  from the Class A Reserve  Fund used to pay  interest on the Class
IV-A-2  Certificates  on the initial  Distribution  Date,  until the Class A Reserve  Fund has been  replenished  to the amount  deposited in such account as of the Closing  Date.  Once the
Class A Reserve  Fund has been  replenished  in full,  all amounts in the Class A Reserve Fund
will  be  distributed  to  the  Depositor  or  its  designee  on  the  immediately   following
Distribution Date; and following such withdrawal the Class A Reserve Fund will be closed.

        (b)    The Paying  Agent will invest  funds  deposited  in the Class A Reserve Fund as directed  by the  Depositor  or its  designee  in  writing  in  Permitted  Investments  with a maturity  date (i) no later than the  Business  Day  immediately  preceding  the date on which such funds are required to be withdrawn  from such account  pursuant to this  Agreement,  if a
Person  other than the Paying  Agent or an  Affiliate  of the Paying  Agent is the obligor for the Permitted  Investment,  or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub account of a trust account  pursuant to this  Agreement, if the Paying  Agent or an  affiliate  of the Paying  Agent is the obligor  for the  Permitted
Investment  (or, if no written  direction is received by the Paying Agent from the  Depositor, then funds in such account shall remain  uninvested).  For federal  income tax  purposes,  the
Depositor  shall be the  owner of the  Class A  Reserve  Fund and  shall  report  all items of income,  deduction,  gain or loss arising therefrom.  At no time will the Class A Reserve Fund be an asset of any REMIC created  hereunder.  All income and gain realized from  investment of funds deposited in the Class A Reserve Fund,  which  investment  shall be made solely upon the written  direction  of the  Depositor,  shall  be for the sole and  exclusive  benefit  of the
Depositor and shall be remitted by the Paying Agent to the  Depositor  within one Business Day from the  closing of the Class A Reserve  Fund.  The  Depositor  shall  deposit in the Class A
Reserve Fund the amount of any net loss incurred in respect of any such  Permitted  Investment immediately upon realization of such loss.

        (c)    No later than the Closing Date,  the Paying Agent shall  establish and maintain a segregated  trust account or sub-account  of a trust  account,  which shall be titled "Class
I-A-2  Reserve Fund,  Wells Fargo Bank,  National  Association,  as trustee for the benefit of holders of Structured Asset Mortgage  Investments II Inc.,  GreenPoint  Mortgage Funding Trust
2005-AR5,  Mortgage  Pass-Through  Certificates,  Series  2005-AR5"  (the "Class I-A-2 Reserve
Fund").  The Class I-A-2  Reserve  Fund shall be an Eligible  Account or a  sub-account  of an
Eligible  Account.  On the Closing Date, the Depositor shall pay to the Paying Agent an amount equal to  $225,000.00  which  shall  be  deposited  by  the  Paying Agent into the Class I-A-2
Reserve  Fund.  Pursuant  to Section  6.01,  for each of the first three  Distribution  Dates, amounts on deposit in the Class  I-A-2  Reserve  Fund will be  withdrawn  from the Class I-A-2
Reserve  Fund,  to the extent  available,  and  deposited  into the  Distribution  Account for payment to the Class I-A-2  Certificates  to the extent that Accrued  Certificate  Interest on such Class of  Certificates  is reduced by  application  of the  related  Net Rate Cap on such
Distribution  Dates.  The Class I-A-2 Reserve Fund will not be entitled to be replenished  and will be  closed  when  the  amounts  on  deposit  have  been  reduced  to zero.  On the  third
Distribution  Date, any remaining  amounts in the Class I-A-2 Reserve Fund will be distributed to the Depositor or its designee,  and following such  withdrawal the Class I-A-2 Reserve Fund will be closed.

        (d)    The Paying  Agent will invest funds  deposited in the Class I-A-2  Reserve Fund as directed  by the  Depositor  or its  designee in writing in  Permitted  Investments  with a maturity  date (i) no later than the  Business  Day  immediately  preceding  the date on which such funds are required to be withdrawn  from such account  pursuant to this  Agreement,  if a
Person  other than the Paying  Agent or an  Affiliate  of the Paying  Agent is the obligor for the Permitted  Investment,  or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub account of a trust account  pursuant to this  Agreement, if the Paying  Agent or an  affiliate  of the Paying  Agent is the obligor  for the  Permitted
Investment  (or, if no written  direction is received by the Paying Agent from the  Depositor, then funds in such account shall remain  uninvested).  For federal  income tax  purposes,  the
Depositor  shall be the owner of the Class I-A-2  Reserve  Fund and shall  report all items of income,  deduction,  gain or loss arising  therefrom.  At no time will the Class I-A-2 Reserve
Fund  be an  asset  of any  REMIC  created  hereunder.  All  income  and  gain  realized  from investment  of funds  deposited in the Class I-A-2  Reserve Fund,  which  investment  shall be made solely upon the written  direction of the Depositor,  shall be for the sole and exclusive benefit of the  Depositor  and shall be remitted by the Paying Agent to the  Depositor  within one  Business  Day from the closing of the Class  I-A-2  Reserve  Fund.  The  Depositor  shall deposit in the Class  I-A-2  Reserve  Fund the amount of any net loss  incurred  in respect of any such Permitted Investment immediately upon realization of such loss.

        (e)    No later than the Closing Date,  the Paying Agent shall  establish and maintain a  segregated  trust  account  or  sub-account  of a trust  account,  which  shall  be  titled
"Subordinate Reserve Fund, Wells Fargo Bank, National Association,  as trustee for the benefit of holders of Structured  Asset Mortgage  Investments  II Inc.,  GreenPoint  Mortgage  Funding
Trust  2005-AR5,  Mortgage  Pass-Through  Certificates,  Series  2005-AR5"  (the  "Subordinate
Reserve  Fund").  The Subordinate  Reserve Fund shall be an Eligible  Account or a sub-account of an Eligible  Account.  On the Closing Date, the Depositor  shall pay to the Paying Agent an amount equal to $50,000.00  which shall be deposited by the Paying Agent into the  Subordinate
Reserve  Fund.  Pursuant  to  Section  6.01,  on the  initial  Distribution  Date,  amounts on deposit in the Subordinate  Reserve Fund will be withdrawn from the  Subordinate  Reserve Fund and deposited into the  Distribution  Account for payment to the Class M, Class B-1, Class B-2 and Class B-3  Certificates  to the extent that Accrued  Certificate  Interest on such Classes of  Certificates  is  reduced  by  application  of the  related  Net Rate Cap on such  initial
Distribution  Date.  The  Subordinate  Reserve Fund will then be entitled to be replenished on each future  Distribution  Date from  amounts  otherwise  payable as interest on the Class M-X
Certificates.  Once the  Subordinate  Reserve Fund has been  replenished  in full, all amounts in the  Subordinate  Reserve Fund will be  distributed to the Depositor or its designee on the immediately  following  Distribution  Date;  and following  such  withdrawal  the  Subordinate
Reserve Fund will be closed.

        (f)    The Paying Agent will invest funds  deposited in the  Subordinate  Reserve Fund as directed  by the  Depositor  or its  designee in writing in  Permitted  Investments  with a maturity  date (i) no later than the  Business  Day  immediately  preceding  the date on which such funds are required to be withdrawn  from such account  pursuant to this  Agreement,  if a
Person  other than the Paying  Agent or an  Affiliate  of the Paying  Agent is the obligor for the Permitted  Investment,  or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub account of a trust account  pursuant to this  Agreement, if the Paying  Agent or an  affiliate  of the Paying  Agent is the obligor  for the  Permitted
Investment  (or, if no written  direction is received by the Paying Agent from the  Depositor, then funds in such account shall remain  uninvested).  For federal  income tax  purposes,  the
Depositor  shall be the owner of the  Subordinate  Reserve  Fund and shall report all items of income,  deduction,  gain or loss arising therefrom.  At no time will the Subordinate  Reserve
Fund  be an  asset  of any  REMIC  created  hereunder.  All  income  and  gain  realized  from investment of funds  deposited in the  Subordinate  Reserve Fund,  which  investment  shall be made solely upon the written  direction of the Depositor,  shall be for the sole and exclusive benefit of the  Depositor  and shall be remitted by the Paying Agent to the  Depositor  within one  Business  Day from the closing of the  Subordinate  Reserve  Fund.  The  Depositor  shall deposit in the  Subordinate  Reserve  Fund the amount of any net loss  incurred  in respect of any such Permitted Investment immediately upon realization of such loss.

        Section 4.06  Statements to the Trustee

               The  Servicer  shall  furnish  to  the  Trustee  an  individual  Mortgage  Loan accounting  report (a "Report"),  as of the last Business Day of each month, in the Servicer's assigned  loan number  order to  document  Mortgage  Loan  payment  activity on an  individual
Mortgage  Loan  basis.  With  respect to each  month,  such  Report  shall be  received by the
Trustee no later than the 10th  calendar  day of the month of the  related  Distribution  Date
(or  November  10,  2005,  in the  case of the  initial  Report)  a  report  in an  Excel  (or compatible)  electronic  format  (that  can be  downloaded  into a Sybase  database),  in such format as may be  mutually  agreed  upon by both the  Trustee  and the  Servicer,  and in hard copy, which Report shall contain the following:

               (i)     with respect to each Monthly  Payment  received or advanced  during the related Due Period,  the amount of such  remittance  allocable to interest  and to  principal;
the amount of Principal  Prepayments  and  prepayment  penalties  received  during the related
Prepayment Period;

               (ii)    the amount of Servicing  Compensation  received by the Servicer  during the prior Due Period;

               (iii)   the aggregate Scheduled Principal Balance of the Mortgage Loans;

               (iv)   the number and  aggregate  outstanding  principal  balances  of Mortgage
Loans (a)  delinquent  (1) 30 to 59 days,  (2) 60 to 89 days,  (3) 90 days or more;  (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

               (v)     such other data as may  reasonably  be required by the Trustee in order to make distributions to the Certificateholders on such Distribution Date.

               The Servicer shall also provide with each such Report a trial  balance,  sorted in the  Trustee's  assigned  loan  number  order,  and such other loan  level  information  as described on Exhibits K and L, in electronic tape form.

               The  Servicer  shall  prepare and file any and all  information  statements  or other  filings  required  to be  delivered  to any  governmental  taxing  authority  or to the
Trustee  pursuant  to  any  applicable  law  with  respect  to  the  Mortgage  Loans  and  the transactions  contemplated  hereby.  In addition,  the Servicer shall provide the Trustee with such  information  concerning  the Mortgage  Loans as is necessary  for the Trustee to prepare the Trust's income tax returns as the Trustee may reasonably request from time to time.

        Section 4.09    Class XP Reserve  Account.  (a) The Paying Agent shall  establish  and maintain  with  itself a  separate,  segregated  trust  account,  which  shall be an  Eligible
Account,  titled "Reserve Account, Wells Fargo Bank, National Association,  as Trustee for the
benefit of holders of Structured  Asset  Mortgage  Investments  II Inc.,  GreenPoint  Mortgage
Funding Trust  2005-AR5,  Mortgage  Pass-Through  Certificates,  Series  2005-AR5,  Class XP".
Funds on deposit in the Class XP Reserve  Account  shall be held in trust by the  Trustee  for the holder of the Class XP  Certificates.  The Class XP Reserve  Account will not represent an interest in any REMIC.

        (b)    Any  amount  on  deposit  in  the  Class  XP  Reserve  Account  shall  be  held uninvested.  On the Business Day prior to each  Distribution  Date, the Trustee shall withdraw the amount then on deposit in the Class XP Reserve  Account  and deposit  such amount into the
Distribution  Account  to be  distributed  to the  Holders  of the  Class XP  Certificates  in
accordance  with Section  6.01(f).  In addition,  on the earlier of (x) the Business Day prior to the  Distribution  Date on which  all the  assets  of the  Trust  Fund are  repurchased  as described  in  Section  10.01(a),  and (y) the  Business  Day prior to the  Distribution  Date occurring in November  2011,  the Trustee shall withdraw the amount on deposit in the Class XP
Reserve Account and deposit such amount into the  Distribution  Account and pay such amount to the Class XP Certificates in accordance  with Section  6.01(f),  and following such withdrawal the Class XP Reserve Account shall be closed.

        Section 4.07  [Reserved.]

        Section 4.08  [Reserved.]

        Section 4.09  [Reserved.]

        Section 4.10    Certificate Insurance Policy.

        (a)    On  or  prior  to  the  Closing  Date,  the  Paying  Agent  shall  cause  to be established  and maintained  the Policy  Account,  into which amounts  received by the Trustee pursuant to the Certificate  Insurance  Policy shall be deposited for the benefit of the Class
II-A-2  Certificates  and  the  Class  III-A-2  Certificates.  The  Policy  Account  may  be a
sub-account of the  Distribution  Account.  Amounts on deposit in the Policy Account shall not be invested and shall not be held in an interest-bearing account.

        (b)    As soon as  possible,  and in no event  later  than 12:00 noon New York time on the second  Business Day  immediately  preceding  any  Distribution  Date,  the Trustee  shall furnish the  Certificate  Insurer  and the  Servicer  with a completed  Notice in the form set forth as Exhibit A to the  Endorsement to the Certificate  Insurance  Policy in the event that the  related  Available  Funds  (other  than any  amounts in respect of Insured  Amounts)  are insufficient  to pay the Accrued  Certificate  Interest  (net of any Net Interest  Shortfalls,
Carryover  Shortfall  Amounts or Net  Deferred  Interest)  with  respect  to the Class  II-A-2
Certificateholders  and  the  Class  III-A-2   Certificateholders,   as  applicable,  on  such
Distribution  Date;  provided,   however,   that  if  such  Distribution  Date  is  the  Final
Distribution  Date, the Notice shall also include the outstanding  Current  Principal  Amounts of the Class II-A-2  Certificates and the Class III-A-2  Certificates,  after giving effect to
all  payments  of  principal  on  the  Class  II-A-2   Certificates   and  the  Class  III-A-2
Certificates  on  such  Final  Distribution  Date,  other  than  pursuant  to the  Certificate
Insurance  Policy.  The  Notice  shall  specify  the  amount  of  Insured  Amounts  and  shall constitute a claim for an Insured Amount pursuant to the Certificate Insurance Policy.

        (c)    Upon receipt of an Insured Amount in accordance with the Certificate  Insurance
Policy from the  Certificate  Insurer on behalf of the  Holders of the  Insured  Certificates, the Trustee shall  deposit such Insured  Amount into the Policy  Account.  On or prior to each
Distribution  Date,  the Trustee shall  transfer  amounts on deposit in the Policy  Account to the  Distribution  Account  and shall  distribute  such  Insured  Amounts  pursuant to Section
6.01.

        The Paying Agent shall include on each  Distribution Date any Insured Amounts received by it from or on behalf  of the  Certificate  Insurer  for such  Distribution  Date (i) in the amount  distributed  to the Holders of the Insured  Certificates  pursuant to Section  6.01(B)
and (ii) in the amount deemed to have been  distributed  to the Class II-A-2 and Class III-A-2 regular  interests and deposited for their benefit into the  Distribution  Account.  If on any
Distribution  Date the Trustee  determines  that the  Certificate  Insurer has paid more under the  Certificate  Insurance  Policy than is required by the terms  thereof,  the Trustee shall promptly return any excess to the Certificate Insurer.

        (d)    (i) The  Trustee  shall  receive  as  attorney-in-fact  of the  Holders  of the
Insured  Certificates  any  Insured  Amount  delivered  to it by the  Certificate  Insurer for payment to such Holders and (ii) the Paying  Agent shall  distribute  such  Insured  Amount to such  Holders as set forth in Section  6.01.  Insured  Amounts  disbursed  by the Paying Agent from  proceeds of the  Certificate  Insurance  Policy shall not be  considered  payment by the
Trust Fund with respect to the Insured  Certificates,  nor shall such  disbursement of Insured
Amounts  discharge the obligations of the Trust Fund with respect to the amounts thereof,  and the  Certificate  Insurer  shall become  owner of such  amounts to the extent  covered by such
Insured  Amounts as the deemed  assignee of such Holders.  The Trustee hereby agrees on behalf of the Holders of the Insured  Certificates  (and each such Holder,  by its  acceptance of its
Insured  Certificates,  hereby agrees) for the benefit of the Certificate Insurer that, to the extent the Certificate  Insurer pays any Insured Amount,  either directly or indirectly (as by paying through the Trustee),  to the Holder of a Insured Certificate,  the Certificate Insurer
will be  entitled  to be  subrogated  to any rights of such  Holder to receive the amounts for which such Insured  Amount was paid,  to the extent of such  payment,  and will be entitled to receive the Reimbursement Amount as set forth in Section 6.01.

        (e)    At the end of the Term of the Certificate  Insurance  Policy (as defined in the
Certificate  Insurance Policy),  the Trustee shall return the Certificate  Insurance Policy to the Certificate Insurer for cancellation.

        (f)    Upon its becoming aware of the  occurrence of an Event of Default,  the Trustee shall promptly notify the Certificate Insurer of such Event of Default.

        (g)    The Trustee  shall  promptly  notify the  Certificate  Insurer of either of the following as to which it has actual  knowledge:  (A) the  commencement of any proceeding by or against  the  Depositor  commenced  under  the  United  States  bankruptcy  code or any  other
applicable   bankruptcy,   insolvency,   receivership,   rehabilitation  or  similar  law  (an
"Insolvency  Proceeding")  and (B) the making of any claim in connection  with any  Insolvency
Proceeding  seeking the avoidance as a  preferential  transfer (a  "Preference  Claim") of any distribution  made  with  respect  to the Class  II-A-2  Certificates  and the  Class  III-A-2
Certificates as to which it has actual  knowledge.  Each Holder of a Class II-A-2  Certificate or the Class III-A-2  Certificate,  by its purchase of Class II-A-2 Certificates and the Class
III-A-2  Certificates,  and the Trustee hereby agrees that the Certificate Insurer (so long as no  Certificate  Insurer  Default  exists)  may at any time  during  the  continuation  of any proceeding  relating to a  Preference  Claim  direct all matters  relating to such  Preference
Claim,  including,  without limitation,  (i) the direction of any appeal of any order relating to any Preference  Claim and (ii) the posting of any surety,  supersedes or  performance  bond
pending  any  such  appeal.  In  addition  and  without  limitation  of  the  foregoing,   the
Certificate  Insurer  shall be  subrogated  to the rights of the  Trustee and each Holder of a
Class II-A-2  Certificate  or the Class III-A-2  Certificate  in the conduct of any Preference
Claim,  including,  without  limitation,  all rights of any party to an  adversary  proceeding action with respect to any court order issued in connection with any such Preference Claim.

        (h)    The Servicer shall designate a Certificate  Insurer Contact Person who shall be available to the Certificate  Insurer to provide  reasonable  access to information  regarding the Mortgage Loans.

        (i)    The  Trustee  shall  send  to the  Certificate  Insurer  the  reports  prepared pursuant to Sections 3.16 and 3.18 and the  statements  prepared  pursuant to Section 4.06, as well  as  any  other  statements  or  communications  sent  to  Holders  of the  Class  II-A-2
Certificates and the Class III-A-2  Certificates,  in each case at the same time such reports, statements and communications are otherwise sent.

        (j)    With respect to this Section 4.10,  the terms  "Receipt" and  "Received"  shall mean actual delivery to the Certificate  Insurer,  if any, prior to 12:00 p.m., New York time, on a Business  Day;  delivery  either on a day that is not a Business Day or after 12:00 p.m.,
New York time,  shall be deemed to be  Receipt on the next  succeeding  Business  Day.  If any notice or certificate  given under the Certificate  Insurance  Policy by the Trustee is not in
proper form or is not properly  completed,  executed or  delivered,  it shall be deemed not to have been  Received.  The  Certificate  Insurer  shall  promptly so advise the Trustee and the
Trustee may submit an amended notice.

        (l)    All references herein to the ratings assigned to the Class II-A-2  Certificates and the Class III-A-2  Certificates  and to the interests of any  Certificateholders  shall be without regard to the Certificate Insurance Policy.

                                          ARTICLE V
                                         Certificates

Section 5.01 Certificates.  (a) The  Depository,  the  Depositor  and the Trustee have entered into a  Depository  Agreement  dated as of the  Closing  Date  (the  "Depository  Agreement").
Except  for  the  Residual   Certificates,   the  Private   Certificates  and  the  Individual
Certificates  and as provided in Section 5.01(b),  the Certificates  shall at all times remain registered  in the name of the  Depository  or its nominee and at all times:  (i) registration of such  Certificates  may not be  transferred  by the Trustee  except to a  successor  to the
Depository;  (ii) ownership  and transfers of registration  of such  Certificates on the books of the  Depository  shall be governed  by  applicable  rules  established  by the  Depository;
(iii) the  Depository may collect its usual and customary fees,  charges and expenses from its
Depository  Participants;  (iv) the Trustee shall deal with the  Depository as  representative
of  such  Certificate  Owners  of  the  respective  Class of   Certificates  for  purposes  of
exercising  the  rights  of  Certificateholders   under  this  Agreement,   and  requests  and
directions  for and votes of such  representative  shall not be deemed to be  inconsistent  if they are made with respect to different  Certificate  Owners; and (v) the Trustee may rely and shall be fully  protected  in  relying  upon  information  furnished  by the  Depository  with respect to its Depository Participants.

        The  Residual  Certificates  and  the  Private  Certificates  are  initially  Physical
Certificates.  If at any time  the  Holders  of all of the  Certificates  of one or more  such
Classes request that the Trustee cause such Class to become Global  Certificates,  the Trustee and  the  Depositor  will  take  such  action  as may be  reasonably  required  to  cause  the
Depository to accept such Class or Classes for trading if it may legally be so traded.

        All  transfers  by  Certificate  Owners  of  such  respective  Classes  of  Book-Entry
Certificates  and any Global  Certificates  shall be made in  accordance  with the  procedures established by the Depository  Participant or brokerage  firm  representing  such  Certificate
Owners.  Each  Depository   Participant  shall  only  transfer   Book-Entry   Certificates  of
Certificate  Owners  it  represents  or of  brokerage  firms  for  which  it acts as  agent in accordance with the Depository's normal procedures.

(b) If (i)(A) the  Depositor  advises the Trustee in writing that the  Depository is no longer willing  or  able  to  properly  discharge  its  responsibilities  as  Depository  and (B) the
Depositor is unable to locate a qualified  successor  within 30 days or (ii) the  Depositor at its option  advises the Trustee in writing that it elects to terminate the  book-entry  system through the Depository,  the Trustee shall request that the Depository  notify all Certificate
Owners of the  occurrence  of any such  event and of the  availability  of  definitive,  fully registered  Certificates  to Certificate  Owners  requesting  the same.  Upon surrender to the
Trustee of the Certificates by the Depository,  accompanied by registration  instructions from the Depository for registration, the Trustee shall issue the definitive Certificates.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate
 Owner  materially  adversely  affected  thereby  may  at  its  option  request  a  definitive
 Certificate   evidencing  such   Certificate   Owner's  interest  in  the  related  Class  of
 Certificates.  In order to make such request,  such Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository or the related  Depository
 Participant  with  directions  for the  Trustee  to  exchange  or cause the  exchange  of the
 Certificate  Owner's  interest in such Class of  Certificates  for an equivalent  interest in fully  registered  definitive  form.  Upon  receipt by the Trustee of  instructions  from the
 Depository  directing  the  Trustee to effect such  exchange  (such  instructions  to contain information  regarding  the Class of  Certificates  and the Current  Principal  Amount  being exchanged,  the  Depository  Participant  account  to  be  debited  with  the  decrease,  the registered holder of and delivery instructions for the definitive Certificate,  and any other information  reasonably  required  by the  Trustee),  (i)  the  Trustee  shall  instruct  the
 Depository to reduce the related  Depository  Participant's  account by the aggregate Current
 Principal Amount of the definitive  Certificate,  (ii) the Trustee shall execute and deliver, in accordance with the registration and delivery instructions  provided by the Depository,  a
 Definitive  Certificate  evidencing  such  Certificate  Owner's  interest  in such  Class  of
 Certificates and (iii) the Trustee shall execute a new Book-Entry  Certificate reflecting the reduction in the aggregate  Current  Principal  Amount of such Class of  Certificates  by the amount of the definitive Certificates.

        Neither the  Depositor  nor the Trustee  shall be liable for any delay in the delivery of any instructions  required  pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

(c) (i)  As  provided  herein,  the REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets subject to this  Agreement as a REMIC for federal  income tax  purposes,  and such  segregated pool of assets will be designated as "REMIC I."  Component I of the Class R  Certificates will represent  the sole  class of  "residual  interests"  in  REMIC I  for  purposes  of the REMIC
Provisions  (as  defined   herein)  under  federal   income  tax  law.  The  following   table
irrevocably sets forth the designation,  Uncertificated  REMIC I Pass-Through Rate and initial
Uncertificated  Principal  Balance  for  each  of the  "regular  interests"  in  REMIC I  (the
"REMIC I Regular  Interests") and the designation and initial  principal amount of the Class R
Certificates  allocable  to  Component  I of the  Class R  Certificates.  None of the  REMIC I
Regular Interests will be certificated.

  Class Designation
  for each REMIC I                  Uncertificated
Regular Interest and                   REMIC I            Initial
 Component I of the    Type of       Pass-Through     Uncertificated
Class R Certificates    Interest         Rate        Principal Balance   Final Maturity Date*

      Class Y-1         Regular      Variable(1)           $200,202.42    November 25, 2045
      Class Y-2         Regular      Variable(2)           $348,830.80    November 25, 2045
      Class Y-3         Regular      Variable(3)            $68,824.97    November 25, 2045
      Class Y-4         Regular      Variable(4)            $98,833,24    November 25, 2045
      Class Z-1         Regular      Variable(1)       $400,204,639.76    November 25, 2045
      Class Z-2         Regular      Variable(2)       $697,315,092.50    November 25, 2045
      Class Z-3         Regular      Variable(3)       $137,581,112.46    November 25, 2045
      Class Z-4         Regular      Variable(4)       $197,568,303.26    November 25, 2045
 Component I of the     Residual         (5)                   $100.00    November 25, 2045
       Class R
----------------------
*    The Distribution Date in the specified month,  which is the month following the month the latest  maturing  Mortgage  Loan matures.  For  federal  income  tax  purposes,  for each
     Class of  REMIC I Regular  Interests,  the "latest  possible  maturity date" shall be the
     Final Maturity Date.
(1)            Interest  distributed  to the  REMIC I  Regular  Interests  Y-1 and Z-1 on each
    Distribution  Date will have accrued at the weighted average of the Net Mortgage Rates for the Group I Mortgage Loans on the applicable  Uncertificated Principal Balance outstanding immediately before such Distribution Date.
(2)            Interest  distributed  to the  REMIC I  Regular  Interests  Y-2 and Z-2 on each
    Distribution  Date will have accrued at the weighted average of the Net Mortgage Rates for
    the  Group II   Mortgage  Loans  on  the  applicable   Uncertificated   Principal  Balance
    outstanding immediately before such Distribution Date.
(3)            Interest  distributed  to the  REMIC I  Regular  Interests  Y-3 and Z-3 on each
    Distribution  Date will have accrued at the weighted average of the Net Mortgage Rates for
    the  Group III  Mortgage  Loans  on  the  applicable   Uncertificated   Principal  Balance
    outstanding immediately before such Distribution Date.
(4)            Interest  distributed  to the  REMIC I  Regular  Interests  Y-4 and Z-4 on each
    Distribution  Date will have accrued at the weighted average of the Net Mortgage Rates for
    the  Group IV   Mortgage  Loans  on  the  applicable   Uncertificated   Principal  Balance
    outstanding immediately before such Distribution Date.
(5)            Component I of the Class R Certificates will not bear interest.

               (ii)     As provided herein,  the REMIC  Administrator will make an election to treat the segregated  pool of assets  consisting of the REMIC I  Regular  Interests as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as
"REMIC II."  Component II  of the  Class R  Certificates  will  represent  the  sole  class of
"residual  interests" in REMIC II for purposes of the REMIC  Provisions  under federal  income
tax  law.  The  following  table  irrevocably  sets  forth  the  designation,   Uncertificated
REMIC II  Pass-Through  Rate and  initial  Uncertificated  Principal  Balance  for each of the
"regular  interests" in REMIC II (the "REMIC II  Regular  Interests")  and the designation and initial  principal  amount of the Class R Certificates  allocable to Component II of the Class
R Certificates.  None of the REMIC II Regular Interests will be certificated.

                            Uncertificated            Initial
                               REMIC II           Uncertificated
     Designation s         Pass-Through Rate     Principal Balance      Final Maturity Date*
------------------------- -------------------- ---------------------- --------------------------
          LT1                 Variable(1)            $400,023,432.32      November 25, 2045
          LT2                 Variable(1)                 $19,214.62      November 25, 2045
          LT3                    0.00%                    $20,825.86      November 25, 2045
          LT4                 Variable(1)                 $20,825.86      November 25, 2045
          LT5                 Variable(1)                 $20,020.24      November 25, 2045
          LT6                    0.00%                    $20,020.24      November 25, 2045
          LT7                 Variable(1)                 $20,020.24      November 25, 2045
          LT8                 Variable(1)            $696,887,121.82      November 25, 2045
          LT9                 Variable(1)                 $31,104.08      November 25, 2045
          LT10                   0.00%                    $38,662.31      November 25, 2045
          LT11                Variable(1)                 $38,662.31      November 25, 2045
          LT12                Variable(1)                 $31,523.91      November 25, 2045
          LT13                   0.00%                    $38,242.49      November 25, 2045
          LT14                Variable(1)                 $38,242.49      November 25, 2045
          LT15                Variable(1)                 $33,031.41      November 25, 2045
          LT16                   0.00%                    $36,734.99      November 25, 2045
          LT17                Variable(1)                 $36,734.99      November 25, 2045
          LT18                Variable(1)            $137,538,678.38      November 25, 2045
          LT19                Variable(1)                  $5,818.44      November 25, 2045
          LT20                   0.00%                     $7,946.56      November 25, 2045
          LT21                Variable(1)                  $7,946.56      November 25, 2045
          LT22                Variable(1)            $197,479,245.07      November 25, 2045
          LT23                Variable(1)                  $9,883.36      November 25, 2045
          LT24                   0.00%                     $9,883.36      November 25, 2045
          LT25                Variable(1)                  $9,883.36      November 25, 2045
          LT26                Variable(1)                  $9,883.36      November 25, 2045
          LT27                   0.00%                     $9,883.36      November 25, 2045
          LT28                Variable(1)                  $9,883.36      November 25, 2045
          LT29                Variable(1)                 $70,884.49      November 25, 2045
          LT30                   0.00%                    $72,454.10      November 25, 2045
          LT31                Variable(1)                 $72,454.10      November 25, 2045
         LT-Y1               Variable (1)                $200,202.42      November 25, 2045
         LT-Y2               Variable (1)                $348,830.80      November 25, 2045
         LT-Y3               Variable (1)                 $68,824.97      November 25, 2045
         LT-Y4               Variable (1)                 $98,833.24      November 25, 2045
   Component II of the           (2)                           $0.00      November 25, 2045
      Class R

*   The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan matures. For federal income tax purposes, for each Class of
    REMIC II Regular Interests, the "latest possible maturity date" shall be the Final
    Maturity Date.
(1)            Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)            Component II of the Class R Certificates will not bear interest.

               (iii)  As provided  herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the REMIC II  Regular  Interests as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as
"REMIC III."  Component III  of the Class R  Certificates  will  represent  the sole  class of
"residual  interests" in REMIC III for purposes of the REMIC  Provisions  under federal income
tax  law.  The  following  table  irrevocably  sets  forth  the  designation,   Uncertificated
REMIC III   Pass-Through  Rate  (which  is  also  the  Pass-Through  Rate  for  the  Class  of
Certificates  bearing the same  designation) and initial  principal  amount or  Uncertificated
Principal  Balance for each of the "regular  interests" in REMIC III (the  "REMIC III  Regular
Interests")  and the  designation  and initial  principal  amount of the Class R  Certificates allocable to  Component  III of the Class R  Certificates.  For federal  income tax  purposes, payment of any Carryover  Shortfall  Amount to any Class of  Certificates  and all payments to the Class XP  Certificate  (which  shall not be treated as an interest in any REMIC,  but as a pass-through  interest in the Trust entitled to any prepayment  penalties payable with respect to the  Mortgage  Loans)  shall be treated  as paid  outside  of any REMIC  formed  under this
Agreement  and shall not be part of the  entitlement  of the REMIC III  Regular  Interest  the ownership  of which is  represented  by the  Class of  Certificates  receiving  such  payment.
REMIC III Regular Interests I-X-1, I-X-2, II-X-1, II-X-2, II-X-3, III-X-1,  IV-X-2, IV-X-2 and
M-X will not be certificated.

              Designation             Initial Principal           Pass-Through Rate
                                            Amount
               I-A-1                   $150,354,000                      (1)
               I-A-2                   $200,000,000                      (2)
               II-A-1                  $470,923,000                      (3)
               II-A-2                  $139,533,000                      (4)
               III-A-1                  $72,266,000                      (5)
               III-A-2                  $48,178,000                      (6)
               IV-A-1                  $107,484,000                      (7)
               IV-A-2                   $65,475,000                      (8)
               I-X-1                      $0                             (9)
               I-X-2                      $0                             (9)
               II-X-1                     $0                             (9)
               II-X-2                     $0                             (9)
               II-X-3                     $0                             (9)
               III-X-1                    $0                             (9)
               IV-X-2                     $0                             (9)
               IV-X-2                     $0                             (9)
               M-X                        $0                            (10)
               M-1                      $39,418,000                     (11)
               M-2                      $32,251,000                     (12)
               M-3                      $10,750,000                     (13)
               M-4                      $10,034,000                     (14)
               M-5                      $9,317,000                      (15)
               M-6                      $9,317,000                      (16)
               B-1                      $6,450,000                      (17)
               B-2                      $5,734,000                      (18)
               B-3                      $8,600,000                      (19)
               B-4                      $15,767,000                     (20)
               B-5                      $17,917,000                     (20)
               B-6                      $13,617,839                     (20)
               Component III                                            (21)
               of the Class R             $0
               XP                         NA                            (22)

----------

(1) The Class I-A-1  Certificates will bear interest at a Pass-Through Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(2) The Class I-A-2  Certificates will bear interest at a Pass-Through Rate equal to the least of (i) One-Year MTA plus the related Margin and (ii) the Net Rate Cap.

(3) The Class  II-A-1  Certificates  will bear  interest at a  Pass-Through  Rate equal to the least of (i) One-Month LIBOR plus the related Margin,  (ii) 10.50% per annum and (iii) the
    Net Rate Cap.

(4) The Class  II-A-2  Certificates  will bear  interest at a  Pass-Through  Rate equal to the least of (i) One-Month LIBOR plus the related Margin,  (ii) 10.50% per annum and (iii) the
    Net Rate Cap.

(5) The Class  III-A-1  Certificates  will bear interest at a  Pass-Through  Rate equal to the least of (i) One-Month LIBOR plus the related Margin,  (ii) 10.50% per annum and (iii) the
    Net Rate Cap.

(6) The Class  III-A-2  Certificates  will bear interest at a  Pass-Through  Rate equal to the least of (i) One-Month LIBOR plus the related Margin,  (ii) 10.50% per annum and (iii) the
    Net Rate Cap.

(7) The Class  IV-A-1  Certificates  will bear  interest at a  Pass-Through  Rate equal to the lesser of (i) One-Year MTA plus the related Margin and (ii) the Net Rate Cap.

(8) The Class IV-A-2  Certificates  will bear interest at a Pass-Through  Rate equal to lesser of (i) One-Year MTA plus the related Margin and (ii) the Net Rate Cap.

(9) Calculated as provided in the definition of Uncertificated REMIC III Pass-Through Rate.

(10) Calculated as provided in the definition of Uncertificated REMIC III Pass-Through Rate.

(11) The Class M-1 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(12) The Class M-2 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(13) The Class M-3 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(14) The Class M-4 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(15) The Class M-5 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(16) The Class M-6 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(17) The Class B-1 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(18) The Class B-2 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(19) The Class B-3 Certificates  will bear interest at a Pass-Through  Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net
    Rate Cap.

(20) The Class B-4, Class B-5 and Class B-6 Certificates  will bear interest at a Pass-Through
    Rate equal to the least of (i) One-Month  LIBOR plus the related  Margin,  (ii) 10.50% per annum and (iii) the Net Rate Cap.

(21) Component III of the Class R Certificates will not bear interest.

(22) The Class XP Certificates  will not bear any interest.  The Class XP Certificates will be entitled to receive  Prepayment  Charges  collected with respect to the Prepayment  Charge
    Loans.  The Class XP Certificates  will not represent an interest in any REMIC,  they will instead  represent an interest in the Trust  constituted by this Agreement that is a strip of Prepayment Charges associated with the Prepayment Charge Loans.

               (iv)   As provided  herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets consisting of REMIC III  Regular  Interests I-X-1,  I-X-2,
II-X-1,  II-X-2, II-X-3,  III-X-1,  IV-X-1, IV-X-2 and M-X and any proceeds thereof as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as
"REMIC IV." The Class R-X Certificates will represent the sole class of  "residual  interests"
in  REMIC IV  for  purposes  of the  REMIC  Provisions  under  federal  income  tax  law.  The following  table  irrevocably  sets  forth  the  designation,  Pass-Through  Rate and  initial principal  amount  of each  Class  of  Certificates  representing  ownership  of the  "regular interests" in REMIC IV (the "REMIC IV  Regular  Interests")  and the  designation  and initial principal amount of the Class R-X Certificates.

            Designations          Pass-Through Rate            Initial Principal Amount
         I-X-1                          (1)                                 $0
         I-X-2                          (2)                                 $0
         II-X-1                         (3)                                 $0
         II-X-2                         (4)                                 $0
         II-X-3                         (5)                                 $0
         III-X-1                        (6)                                 $0
         IV-X-1                         (7)                                 $0
         IV-X-2                         (8)                                 $0
         M-X                            (9)                                 $0
         Class R-X                     (10)
         Certificates                                                       $0

(1) The Class  I-X-1  Certificates  will bear  interest in an amount  equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the weighted average of the
    Net Rates on the Group I Mortgage Loans on the Class I-X-1 Notional Amount,  calculated on the basis of a year of 360 days with  twelve 30 day  months,  over the  amount of  Accrued
    Certificate  Interest on the Class I-A-1  Certificates for the related  Distribution Date, without  giving effect to any  reduction  for interest  shortfalls on the Group I Mortgage
    Loans.  REMIC  IV  Regular  Interest  I-X-1  will  not  have an  Uncertificated  REMIC  IV
    Pass-Through  Rate,  but will be  entitled to 100% of all  amounts  distributed  or deemed distributed on REMIC III Regular Interest I-X-1.

(2) The Class I-X-2  Certificates will bear interest in an amount equal to the excess, if any, of interest  accruing for that Interest  Accrual Period at the weighted average of the Net
    Rates on the Group I Mortgage Loans on the Class I-X-2 Notional Amount,  calculated on the basis of a year of 360  days  with  twelve  30 day  months,  over the  amount  of  Accrued
    Certificate  Interest on the Class I-A-2  Certificates for the related  Distribution Date, without  giving effect to any  reduction  for interest  shortfalls on the Group I Mortgage
    Loans.  REMIC  IV  Regular  Interest  I-X-2  will  not  have an  Uncertificated  REMIC  IV
    Pass-Through  Rate,  but will be  entitled to 100% of all  amounts  distributed  or deemed distributed on REMIC III Regular Interest I-X-2.

(3) The Class II-X-1  Certificates  will bear  interest in an amount  equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the weighted average of the
    Net Rates on the  Sub-Group  IIa  Mortgage  Loans on the  Class  II-X-1  Notional  Amount,
    calculated  on the basis of a year of 360 days with twelve 30 day months,  over the amount of Accrued  Certificate  Interest on the Class  II-A-1a  Component  and the Class  II-A-2a
    Components for the related  Distribution  Date, without giving effect to any reduction for interest  shortfalls  on the Group II Mortgage  Loans.  REMIC IV Regular  Interest  II-X-1
    will not have an Uncertificated IV REMIC  Pass-Through  Rate, but will be entitled to 100%
    of all amounts distributed or deemed distributed on REMIC III Regular Interest II-X-1.

(4) The Class II-X-2  Certificates  will bear  interest in an amount  equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the weighted average of the
    Net Rates on the  Sub-Group  IIb  Mortgage  Loans on the  Class  II-X-2  Notional  Amount,
    calculated  on the basis of a year of 360 days with twelve 30 day months,  over the amount of Accrued  Certificate  Interest on the Class  II-A-1b  Component  and the Class  II-A-2b
    Components for the related  Distribution  Date, without giving effect to any reduction for interest  shortfalls  on the Group II Mortgage  Loans.  REMIC IV Regular  Interest  II-X-2
    will not have an Uncertificated  REMIC IV Pass-Through  Rate, but will be entitled to 100%
    of all amounts distributed or deemed distributed on REMIC III Regular Interest II-X-2.

(5) The Class II-X-3  Certificates  will bear  interest in an amount  equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the weighted average of the
    Net Rates on the  Sub-Group  IIc  Mortgage  Loans on the  Class  II-X-3  Notional  Amount,
    calculated  on the basis of a year of 360 days with twelve 30 day months,  over the amount of Accrued  Certificate  Interest on the Class  II-A-1c  Component  and the Class  II-A-2c
    Components for the related  Distribution  Date, without giving effect to any reduction for interest  shortfalls  on the Group II Mortgage  Loans.  REMIC IV Regular  Interest  II-X-3
    will not have an Uncertificated  REMIC IV Pass-Through  Rate, but will be entitled to 100%
    of all amounts distributed or deemed distributed on REMIC III Regular Interest II-X-3.

(6) The Class III-X-1  Certificates  will bear  interest in an amount equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the weighted average of the
    Net  Rates  on the  Group  III  Mortgage  Loans  on the  Class  III-X-1  Notional  Amount,
    calculated  on the basis of a year of 360 days with twelve 30 day months,  over the amount of  Accrued  Certificate  Interest  on  the  Class  III-A  Certificates  for  the  related
    Distribution Date,  without giving effect to any reduction for interest  shortfalls on the
    Group  III  Mortgage  Loans.   REMIC  IV  Regular   Interest  III-X-1  will  not  have  an
    Uncertificated  REMIC IV  Pass-Through  Rate,  but will be entitled to 100% of all amounts distributed or deemed distributed on REMIC III Regular Interest III-X-1.

(7) The Class IV-X-1  Certificates  will bear  interest in an amount  equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the weighted average of the
    Net Rates on the Group IV Mortgage Loans on the Class IV-X-1 Notional  Amount,  calculated on the basis of a year of 360 days with twelve 30 day  months,  over the amount of Accrued
    Certificate  Interest on the Class IV-A-1 Certificates for the related  Distribution Date, without  giving effect to any  reduction for interest  shortfalls on the Group IV Mortgage
    Loans.  REMIC  IV  Regular  Interest  IV-X-1  will  not  have an  Uncertificated  REMIC IV
    Pass-Through  Rate,  but will be  entitled to 100% of all  amounts  distributed  or deemed distributed on REMIC III Regular Interest IV-X-1.

(8) The Class IV-X-2  Certificates  will bear  interest in an amount  equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the weighted average of the
    Net Rates on the Group IV Mortgage Loans on the Class IV-X-2 Notional  Amount,  calculated on the basis of a year of 360 days with twelve 30 day  months,  over the amount of Accrued
    Certificate  Interest on the Class IV-A-2 Certificates for the related  Distribution Date, without  giving effect to any  reduction for interest  shortfalls on the Group IV Mortgage
    Loans.  REMIC  IV  Regular  Interest  IV-X-2  will  not  have an  Uncertificated  REMIC IV
    Pass-Through  Rate,  but will be  entitled to 100% of all  amounts  distributed  or deemed distributed on REMIC III Regular Interest IV-X-2.

(9) The Class M-X  Certificates  will bear interest in an amount equal to the excess,  if any, of interest  accruing for that Interest Accrual Period at the Net Cap Rate for the Class M
    Certificates and the Class B Certificates on the Class M-X Notional Amount,  calculated on the basis of a year of 360 days with  twelve 30 day  months,  over the  amount of  Accrued
    Certificate  Interest on the Class M  Certificates  and the Class B  Certificates  for the
    related  Distribution Date, without giving effect to any reduction for interest shortfalls on the  Mortgage  Loans.  REMIC IV Regular  Interest  M-X will not have an  Uncertificated
    REMIC IV  Pass-Through  Rate,  but will be entitled to 100% of all amounts  distributed or deemed distributed on REMIC III Regular Interest M-X.

(10)  The Class R-X Certificates will not bear interest.

(d) Solely for  purposes  of  Section 1.860G-1(a)(4)(iii) of  the  Treasury  regulations,  the
Distribution  Date  immediately  following  the maturity  date for the Mortgage  Loan with the latest  maturity date in the Trust Fund has been designated as the "latest  possible  maturity date"  for the  REMIC I Regular  Interests,  REMIC II  Regular  Interests,  REMIC III  Regular
Interests, the REMIC IV Regular Interests and the Certificates.

(e) With respect to each Distribution  Date, each Class of  Certificates shall accrue interest during the  related  Interest  Accrual  Period.  With  respect to each  Distribution  Date and
(i) each  Class of the Class I-A-2,  Class IV-A and Class X  Certificates,  interest  shall be calculated  on the basis of a 360-day year  comprised of twelve  30-day  months and  (ii) each
Class of Class A (other than the Class I-A-2  Certificates  and the Class IV-A  Certificates),
Class M and  Class B  Certificates,  interest  shall be  calculated  on the basis of a 360-day year  and the  actual  number  of days  elapsed,  in each  case,  based  upon  the  respective
Pass-Through  Rate set forth,  or  determined  as  provided,  above and the Current  Principal
Amount of such Class applicable to such Distribution Date.

(f) The Certificates  shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3,
A-4, A-5, A-6, A-7 and A-8. On original  issuance,  the Trustee  shall sign,  countersign  and shall deliver them at the direction of the  Depositor.  Pending the  preparation of definitive
Certificates of any Class, the Trustee may sign and countersign  temporary  Certificates  that are printed,  lithographed or typewritten,  in authorized  denominations  for  Certificates of such Class,  substantially  of the tenor of the definitive  Certificates in lieu of which they
are  issued  and  with  such  appropriate  insertions,  omissions,   substitutions  and  other
variations  as  the  officers  or  authorized  signatories  executing  such  Certificates  may determine,  as evidenced by their execution of such  Certificates.  If temporary  Certificates are  issued,  the  Depositor  will  cause  definitive  Certificates  to  be  prepared  without
unreasonable  delay.  After  the  preparation  of  definitive   Certificates,   the  temporary
Certificates  shall  be  exchangeable  for  definitive  Certificates  upon  surrender  of  the temporary  Certificates  at the office of the  Trustee,  without  charge to the  Holder.  Upon surrender for cancellation of any one or more temporary  Certificates,  the Trustee shall sign and  countersign  and deliver in  exchange  therefor a like  aggregate  principal  amount,  in authorized  denominations  for such  Class,  of  definitive  Certificates  of the same  Class.
Until so  exchanged,  such  temporary  Certificates  shall in all  respects be entitled to the same benefits as definitive Certificates.

(g) Each Class of  Book-Entry  Certificates will be registered as a single Certificate of such
Class held  by a nominee of the  Depository or the DTC  Custodian,  and  beneficial  interests will be held by investors  through the  book-entry  facilities  of the  Depository  in minimum denominations  of $100,000  and in each case  increments  of $1.00 in excess  thereof.  On the
Closing Date,  the Trustee  shall  execute and  countersign  Physical  Certificates  all in an aggregate  principal  amount that shall equal the Current  Principal  Amount of such  Class on the Closing Date. The Private  Certificates  shall be issued in certificated  fully-registered form in minimum  dollar  denominations  of $100,000 and integral  multiples of $1.00 in excess thereof,  except  that one  Private  Certificate  of each  Class may  be issued in a different amount so that the sum of the  denominations of all outstanding  Private  Certificates of such
Class shall  equal the Current  Principal  Amount of such Class on the Closing Date. The Class
R  Certificates   shall  each  be  issued  in  certificated   fully-registered   form  in  the
denomination  of $100.  The  Class R-X  Certificates  shall  each be  issued  in  certificated fully-registered form with no denomination.  Each Class of Global Certificates,  if any, shall be issued in fully  registered form in minimum dollar  denominations  of $100,000 and integral multiples of $1.00 in excess  thereof,  except that one  Certificate of each Class may be in a different  denomination so that the sum of the  denominations of all outstanding  Certificates of such  Class shall  equal the Current  Principal  Amount of such  Class on the Closing Date.
On the  Closing  Date,  the Trustee  shall  execute  and  countersign  (i) in the case of each
Class of Offered  Certificates,  the Certificate in the entire Current Principal Amount of the respective  Class and  (ii) in  the case of each  Class of  Private  Certificates,  Individual
Certificates  all in an  aggregate  principal  amount that shall  equal the Current  Principal
Amount of each such  respective  Class on the Closing Date.  The  Certificates  referred to in clause  (i) and if at any time there are to be Global  Certificates,  the Global  Certificates
shall be  delivered  by the  Depositor  to the  Depository  or  pursuant  to the  Depository's instructions,  shall  be  delivered  by the  Depositor  on  behalf  of the  Depository  to and deposited  with the DTC  Custodian.  The Trustee shall sign the  Certificates  by facsimile or manual  signature and countersign  them by manual signature on behalf of the Trustee by one or more  authorized  signatories,  each of whom shall be  Responsible  Officers of the Trustee or its agent.  A Certificate  bearing the manual and  facsimile  signatures  of  individuals  who were the  authorized  signatories  of the Trustee or its agent at the time of  issuance  shall bind the Trustee,  notwithstanding  that such  individuals  or any of them have ceased to hold such positions prior to the delivery of such Certificate.

(h) No Certificate shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such Certificate the manually executed  countersignature  of the Trustee or its agent, and such  countersignature  upon any Certificate shall be conclusive evidence,  and the only evidence,  that such  Certificate has been duly executed and delivered hereunder.  All  Certificates  issued on the  Closing  Date shall be dated the  Closing  Date.
All Certificates issued thereafter shall be dated the date of their countersignature.

(i) The Closing Date is hereby  designated as the "startup" day of each 2005-AR5  REMIC within the meaning of Section 860G(a)(9) of the Code.

(j) For  federal  income tax  purposes,  each  2005-AR5  REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

(k) The Trustee on behalf of the Trust shall cause each  2005-AR5  REMIC to timely elect to be treated as a REMIC under  Section 860D  of the Code.  Any  inconsistencies  or  ambiguities in this Agreement or in the  administration of any Trust established  hereby shall be resolved in a manner that preserves the validity of such elections.

(l) The following legend shall be placed on the Residual  Certificates,  whether upon original issuance or upon issuance of any other  Certificate of any such Class in  exchange therefor or upon transfer thereof:

        ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE
        PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE  SERVICER AND THE TRUSTEE
        THAT (1)  SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY  STATE  OR  POLITICAL
        SUBDIVISION   THEREOF,  ANY  POSSESSION  OF  THE  UNITED  STATES,  OR  ANY  AGENCY  OR
        INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A
        CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A
        MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT), (B) A
        FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
        OF  EITHER  OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'
        COOPERATIVES  DESCRIBED  IN  SECTION  521 OF THE CODE)  WHICH IS  EXEMPT  FROM THE TAX
        IMPOSED  BY  CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS  SUBJECT TO THE TAX
        IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511 OF THE
        CODE  ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL  ELECTRIC  AND  TELEPHONE
        COOPERATIVES  DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING LARGE
        PARTNERSHIP  UNDER  SECTION  775(a)  OF THE CODE  (ANY SUCH  PERSON  DESCRIBED  IN THE
        FOREGOING  CLAUSES  (A),  (B),  (C),  (D)  OR  (E)  BEING  HEREIN  REFERRED  TO  AS  A
        "DISQUALIFIED ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION,  (2) NO
        PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3)
        SUCH TRANSFEREE  SATISFIES  CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL
        CONDITION  OF  THE  PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN  THE
        CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE
        TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT  OF A  DISQUALIFIED  ORGANIZATION,  SUCH
        REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL  FORCE OR EFFECT  WHATSOEVER  AND SUCH
        PERSON  SHALL NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,
        INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH
        HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE
        CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Section 5.02 Registration  of Transfer and Exchange of  Certificates.  (a) The  Trustee  shall maintain at its  Corporate  Trust  Office a  Certificate  Register  in which,  subject to such reasonable  regulations  as it may prescribe,  the Trustee shall provide for the  registration of Certificates and of transfers and exchanges of Certificates as herein provided.

(b) Subject  to  Section  5.01(a)  and,  in the case of any  Global  Certificate  or  Physical
Certificate  upon the  satisfaction  of the  conditions  set forth below,  upon  surrender for registration  of  transfer  of any  Certificate  at  any  office  or  agency  of  the  Trustee maintained for such purpose,  the Trustee shall sign,  countersign  and shall deliver,  in the name of the  designated  transferee or  transferees,  a new  Certificate  of a like  Class and aggregate Fractional Undivided Interest, but bearing a different number.

(c) By acceptance of a Private  Certificate or a Residual  Certificate,  whether upon original
issuance  or  subsequent   transfer,   each  holder  of  such  Certificate   acknowledges  the
restrictions  on the  transfer  of such  Certificate  set forth in the  Securities  Legend and agrees that it will transfer such a Certificate  only as provided  herein.  In addition to the provisions  of Section  5.02(h),  the following  restrictions  shall apply with respect to the transfer and registration of transfer of an Private  Certificate or a Residual  Certificate to
a transferee that takes delivery in the form of an Individual Certificate:

(i) The Trustee  shall  register the transfer of an  Individual  Certificate  if the requested transfer  is  being  made to a  transferee  who has  provided  the  Trustee  with a Rule  144A
Certificate or comparable evidence as to its QIB status.

(ii) The  Trustee  shall  register  the  transfer  of any  Individual  Certificate  if (x) the transferor  has advised the Trustee in writing that the  Certificate  is being  transferred to an Institutional  Accredited  Investor along with facts  surrounding the transfer as set forth in Exhibit F-1 hereto;  and (y) prior to the transfer the transferee  furnishes to the Trustee an Investment  Letter (and the Trustee shall be fully  protected in so doing),  provided that, if based upon an Opinion of Counsel  addressed  to the Trustee to the effect that the delivery of (x) and (y) above are not  sufficient  to confirm that the proposed  transfer is being made pursuant  to  an  exemption  from,  or in a  transaction  not  subject  to,  the  registration requirements  of the  Securities  Act and  other  applicable  laws,  the  Trustee  shall  as a condition of the  registration  of any such  transfer  require the  transferor to furnish such other  certifications,  legal opinions or other  information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

(d) So long as a Global  Certificate of such Class is  outstanding and is held by or on behalf of  the  Depository,  transfers  of  beneficial  interests  in  such  Global  Certificate,  or transfers  by  holders of  Individual  Certificates  of such  Class to  transferees  that take delivery in the form of beneficial  interests in the Global  Certificate,  may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

(i) In the case of a beneficial  interest in the Global  Certificate  being  transferred to an
Institutional  Accredited Investor,  such transferee shall be required to take delivery in the form of an  Individual  Certificate  or  Certificates  and the  Trustee  shall  register  such transfer only upon compliance with the provisions of Section 5.02(c)(ii).

(ii) In the case of a beneficial  interest in a Class of Global Certificates being transferred to a transferee  that takes delivery in the form of an Individual  Certificate or Certificates of such Class,  except as set forth in clause  (i) above,  the  Trustee  shall  register  such transfer only upon compliance with the provisions of Section 5.02(c)(i).

(iii) In the case of an Individual  Certificate  of a Class being  transferred to a transferee that takes  delivery  in the form of a  beneficial  interest in a Global  Certificate  of such
Class,  the Trustee shall  register such transfer if the  transferee  has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

(iv) No  restrictions  shall apply with respect to the transfer or registration of transfer of a  beneficial  interest  in the  Global  Certificate  of a Class to  a  transferee  that takes delivery  in the form of a  beneficial  interest  in the  Global  Certificate  of such  Class;
provided  that each such  transferee  shall be  deemed to have made such  representations  and warranties  contained in the Rule 144A  Certificate  as are sufficient to establish that it is a QIB.

(e) Subject to Section 5.02(h),  an exchange of a beneficial  interest in a Global Certificate of a Class for an Individual  Certificate  or  Certificates  of such Class,  an exchange of an
Individual  Certificate  or  Certificates  of a Class for a beneficial  interest in the Global
Certificate of such Class and an exchange of an Individual  Certificate or  Certificates  of a
Class for  another  Individual  Certificate  or  Certificates  of such  Class (in  each  case, whether or not such  exchange is made in  anticipation  of  subsequent  transfer,  and, in the case of the Global  Certificate of such Class, so long as such  Certificate is outstanding and is held by or on  behalf  of the  Depository)  may be made  only in  accordance  with  Section
5.02(h), the rules of the Depository and the following:

(i) A holder of a  beneficial  interest in a Global  Certificate  of a  Class may  at any time exchange  such  beneficial  interest for an Individual  Certificate  or  Certificates  of such
Class.

(ii) A holder of an  Individual  Certificate  or  Certificates  of a Class may  exchange  such
Certificate  or  Certificates  for a  beneficial  interest in the Global  Certificate  of such
Class if such holder furnishes to the Trustee a Rule 144A  Certificate or comparable  evidence as to its QIB status.

(iii) A holder of an Individual  Certificate of a Class may  exchange such  Certificate for an equal  aggregate  principal  amount of  Individual  Certificates  of such  Class in  different authorized denominations without any certification.

(f) (i)        Upon  acceptance  for exchange or transfer of an  Individual  Certificate  of a
Class for a beneficial  interest in a Global  Certificate  of such Class as  provided  herein, the  Trustee  shall  cancel  such  Individual  Certificate  and shall (or  shall  request  the
Depository to) endorse on the schedule affixed to the applicable  Global  Certificate (or on a continuation  of such schedule  affixed to the Global  Certificate and made a part thereof) or otherwise  make in its books and records an appropriate  notation  evidencing the date of such exchange or transfer  and an increase  in the  certificate  balance of the Global  Certificate equal to the  certificate  balance of such  Individual  Certificate  exchanged or  transferred therefor.

(ii) Upon  acceptance  for  exchange  or  transfer  of  a  beneficial  interest  in  a  Global
Certificate of a Class for an Individual  Certificate of such Class as  provided  herein,  the
Trustee shall (or shall  request the  Depository  to) endorse on the schedule  affixed to such
Global  Certificate (or on a continuation of such schedule affixed to such Global  Certificate and made a part thereof) or otherwise  make in its books and records an  appropriate  notation evidencing  the date of such  exchange or transfer and a decrease in the  certificate  balance of such Global  Certificate  equal to the certificate  balance of such Individual  Certificate issued in exchange therefor or upon transfer thereof.

(g) The  Securities  Legend shall be placed on any Individual  Certificate  issued in exchange for or upon  transfer  of another  Individual  Certificate  or of a  beneficial  interest in a
Global Certificate.

(h) Subject to the restrictions on transfer and exchange set forth in this  Section 5.02,  the holder of any  Individual  Certificate  may  transfer or exchange the same in whole or in part
(in an initial certificate  balance equal to the minimum authorized  denomination set forth in
Section 5.01(g)  or any integral  multiple of $1.00 in excess  thereof) by  surrendering  such
Certificate  at the  Corporate  Trust Office of the Trustee,  or at the office of any transfer agent,  together with an executed  instrument of assignment and transfer  satisfactory in form and  substance  to the Trustee in the case of transfer  and a written  request for exchange in the case of  exchange.  The  holder of a  beneficial  interest  in a Global  Certificate  may, subject to the rules and procedures of the  Depository,  cause the Depository (or its nominee)
to notify the  Trustee in writing of a request for  transfer  or  exchange of such  beneficial interest  for an  Individual  Certificate  or  Certificates.  Following  a proper  request for transfer or exchange,  the Trustee  shall,  within five  Business Days of such request made at the  Corporate  Trust Office of the Trustee,  sign,  countersign  and deliver at the Corporate
Trust Office of the  Trustee,  to the  transferee  (in the case of transfer) or holder (in the case of  exchange) or send by first class mail at the risk of the  transferee  (in the case of transfer) or holder (in the case of exchange)  to such  address as the  transferee  or holder, as  applicable,  may request,  an  Individual  Certificate  or  Certificates,  as the case may
require,   for  a  like  aggregate  Fractional  Undivided  Interest  and  in  such  authorized denomination  or  denominations  as  may  be  requested.  The  presentation  for  transfer  or exchange of any Individual  Certificate  shall not be valid unless made at the Corporate Trust
Office  of  the  Trustee  by  the  registered  holder  in  person,  or  by a  duly  authorized attorney-in-fact.

(i) At  the  option  of  the  Certificateholders,  Certificates  may be  exchanged  for  other
Certificates of authorized  denominations of a like Class and aggregate  Fractional  Undivided
Interest,  upon surrender of the  Certificates  to be exchanged at the Corporate  Trust Office of the Trustee;  provided,  however, that no Certificate may be exchanged for new Certificates unless the original  Fractional  Undivided  Interest  represented by each such new Certificate
(i) is at least equal to the minimum  authorized  denomination  or (ii) is  acceptable  to the
Depositor  as  indicated  to  the  Trustee  in  writing.  Whenever  any  Certificates  are  so surrendered  for  exchange,  the Trustee  shall sign and  countersign  and the  Trustee  shall deliver  the  Certificates  which the  Certificateholder  making the  exchange  is entitled to receive.

(j) If the Trustee so requires,  every  Certificate  presented or surrendered  for transfer or exchange  shall be duly endorsed by, or be  accompanied  by a written  instrument of transfer, with a signature guarantee,  in form satisfactory to the Trustee,  duly executed by the holder thereof or his or her attorney duly authorized in writing.

(k) No service  charge  shall be made for any  transfer or exchange of  Certificates,  but the
Trustee may require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(l) The Trustee shall cancel all  Certificates  surrendered for transfer or exchange but shall retain  such  Certificates  in  accordance  with its  standard  retention  policy  or for such further time as is required by the record  retention  requirements of the Securities  Exchange
Act of 1934, as amended, and thereafter may destroy such Certificates.

Section 5.03 Mutilated,  Destroyed,  Lost or Stolen  Certificates.  (a) If  (i) any  mutilated
Certificate  is  surrendered  to  the  Trustee,  or  the  Trustee  receives  evidence  to  its satisfaction  of the  destruction,  loss  or  theft  of any  Certificate,  and  (ii) there  is delivered  to the Trustee  such  security or  indemnity as it may require to save it harmless, and (iii) the  Trustee has not received  notice that such  Certificate  has been acquired by a third Person, the Trustee shall sign,  countersign and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like tenor and  Fractional  Undivided  Interest  but  in  each  case  bearing  a  different  number.  The mutilated,  destroyed,  lost or stolen  Certificate  shall  thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

(b) Upon the issuance of any new Certificate under this Section 5.03,  the Trustee may require the  payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses of the
Trustee)   connected   therewith.   Any  duplicate   Certificate   issued   pursuant  to  this
Section 5.03  shall constitute  complete and  indefeasible  evidence of ownership in the Trust
Fund,  as if  originally  issued,  whether or not the lost,  stolen or  destroyed  Certificate shall be found at any time.

Section 5.04 Persons  Deemed  Owners.   Prior  to  due   presentation  of  a  Certificate  for
registration of transfer,  the Depositor,  the Trustee,  the Certificate Insurer (with respect to the Insured  Certificates  for the Term of the Policy) and any agent of the Depositor,  the
Certificate  Insurer or the  Trustee  may treat the Person in whose  name any  Certificate  is registered  as the  owner of such  Certificate  for the  purpose  of  receiving  distributions pursuant to Section 6.01  and for all other purposes  whatsoever.  Neither the Depositor,  the
Trustee  nor any agent of the  Depositor  or the  Trustee  shall be  affected by notice to the contrary.  No  Certificate  shall be deemed duly  presented  for a transfer  effective  on any
Record Date unless the  Certificate  to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

Section 5.05 Transfer Restrictions on Residual  Certificates.  (a) Residual  Certificates,  or
interests  therein,  may not be transferred  without the prior express  written consent of the
Tax Matters Person and the Seller,  which cannot be unreasonably  withheld.  As a prerequisite to such consent,  the proposed  transferee must provide the Tax Matters Person, the Seller and the Trustee with an affidavit  that the proposed  transferee is a Permitted  Transferee  (and, unless the Tax Matters  Person and the Seller  consent to the  transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Section 5.05(b).

(b) No transfer,  sale or other disposition of a Residual Certificate  (including a beneficial interest  therein) may be made unless,  prior to the transfer,  sale or other disposition of a
Residual  Certificate,  the proposed  transferee  (including the initial  purchasers  thereof)
delivers to the Tax Matters  Person,  the Trustee and the  Depositor  an affidavit in the form attached  hereto  as  Exhibit E  stating,  among  other  things,  that as of the  date of such transfer (i) such  transferee is a Permitted  Transferee and that (ii) such  transferee is not acquiring  such  Residual  Certificate  for the  account of any person who is not a  Permitted
Transferee.   The  Tax  Matters  Person  shall  not  consent  to  a  transfer  of  a  Residual
Certificate  if it has  actual  knowledge  that any  statement  made in the  affidavit  issued pursuant to the preceding sentence is not true.  Notwithstanding  any transfer,  sale or other disposition of a Residual  Certificate to any Person who is not a Permitted  Transferee,  such transfer,  sale or  other  disposition  shall be  deemed  to be of no  legal  force or  effect whatsoever  and such Person shall not be deemed to be a Holder of a Residual  Certificate  for any purpose hereunder,  including,  but not limited to, the receipt of distributions  thereon.
If any purported  transfer  shall be in violation of the  provisions of this Section  5.05(b), then the prior  Holder  thereof  shall,  upon  discovery  that the  transfer of such  Residual
Certificate  was not in fact permitted by this Section  5.05(b),  be restored to all rights as a Holder  thereof  retroactive  to the date of the  purported  transfer.  None of the Trustee, the Tax Matters  Person or the  Depositor  shall be under any  liability to any Person for any registration  or transfer of a Residual  Certificate  that is not  permitted  by this  Section
5.05(b) or for making  payments  due on such  Residual  Certificate  to the  purported  Holder thereof  or  taking  any  other  action  with  respect  to such  purported  Holder  under  the provisions of this Agreement so long as the written  affidavit  referred to above was received with respect to such transfer,  and the Tax Matters Person, the Trustee and the Depositor,  as
applicable,  had no  knowledge  that it was  untrue.  The prior  Holder  shall be  entitled to recover from any purported  Holder of a Residual  Certificate that was in fact not a permitted transferee  under this  Section  5.05(b) at the time it became a Holder all  payments  made on such Residual  Certificate.  Each Holder of a Residual  Certificate,  by  acceptance  thereof, shall  be  deemed  for all  purposes  to have  consented  to the  provisions  of this  Section
5.05(b) and to any amendment of this Agreement  deemed  necessary  (whether as a result of new legislation  or  otherwise)  by counsel of the Tax Matters  Person or the  Depositor to ensure that the  Residual  Certificates  are not  transferred  to any Person  who is not a  Permitted
Transferee and that any transfer of such Residual  Certificates  will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

(c) The Class R-X Certificates  (including a beneficial  interest therein) and, unless the Tax
Matters  Person  shall have  consented  in writing  (which  consent may be withheld in the Tax
Matters Person's sole discretion),  the Class R Certificates  (including a beneficial interest therein)  may not be  purchased  by or  transferred  to any person who is not a United  States
Person.

(d) By accepting a Residual  Certificate,  the  purchaser  thereof  agrees to be a Tax Matters
Person  if it is the  Holder of the  largest  percentage  interest  of such  Certificate,  and appoints  the  Trustee to act as its agent  with  respect to all  matters  concerning  the tax obligations of the Trust.

Section 5.06 Restrictions on  Transferability of Certificates.  (a) No offer,  sale,  transfer or other  disposition  (including  pledge)  of any  Certificate  shall  be made by any  Holder thereof  unless  registered  under the Securities  Act, or an exemption from the  registration requirements of the Securities Act and any applicable  state  securities or "Blue Sky" laws is available  and the  prospective  transferee  (other than the  Depositor)  of such  Certificate
signs  and  delivers  to  the  Trustee  an  Investment   Letter,   if  the  transferee  is  an
Institutional  Accredited  Investor,  in the form set forth as Exhibit F-l  hereto,  or a Rule
144A  Certificate,  if the transferee is a QIB, in the form set forth as  Exhibit F-2  hereto.
Notwithstanding the provisions of the immediately  preceding  sentence,  no restrictions shall apply with respect to the  transfer or  registration  of transfer of a beneficial  interest in any  Certificate  that is a Global  Certificate of a Class to a transferee that takes delivery in the form of a beneficial  interest in the Global  Certificate of such  Class provided  that each  such  transferee  shall be  deemed to have  made  such  representations  and  warranties contained in the Rule 144A  Certificate  as are  sufficient to establish  that it is a QIB. In the case of a proposed  transfer of any  Certificate  to a  transferee  other than a QIB,  the
Trustee may require an Opinion of Counsel  addressed to the Trustee that such  transaction  is exempt from the  registration  requirements  of the  Securities  Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

(b) The Private Certificates shall each bear a Securities Legend.

Section 5.07 ERISA  Restrictions.  (a)  Subject  to  the  provisions  of  subsection  (b),  no
Residual  Certificates or Private  Certificates may be acquired  directly or indirectly by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan") that is subject to Title I of ERISA or  Section 4975  of the Code,  or by a person using "plan assets"
of a Plan,  unless the proposed  transferee  provides the Trustee,  with an Opinion of Counsel addressed to the Servicer and the Trustee (upon which they may rely) that is  satisfactory  to the Trustee,  which  opinion  will not be at the expense of the Servicer or the Trustee,  that the  purchase  of such  Certificates  by or on  behalf  of  such  Plan  is  permissible  under applicable  law, will not  constitute or result in a nonexempt  prohibited  transaction  under
ERISA or  Section 4975  of the Code and will not subject the  Depositor,  the  Servicer or the
Trustee to any obligation in addition to those undertaken in this Agreement.

(b) Unless such Person has provided an Opinion of Counsel in accordance with Section  5.07(a), any Person acquiring an interest in a Global  Certificate which is a Private  Certificate,  by acquisition of such Certificate,  shall be deemed to have represented to the Trustee,  and any
Person  acquiring an interest in a Private  Certificate in definitive  form shall represent in writing to the Trustee,  that it is not acquiring an interest in such Certificate  directly or indirectly  by, or on behalf of, or with "plan  assets" of, an employee  benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code.

(c) Each beneficial owner of a Class B-1,  Class B-2 or Class B-3  Certificate or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that certificate  or any interest  therein  shall be deemed to have  represented,  by virtue of its acquisition  or  holding  of that  certificate  or  interest  therein,  that  either  (i) such
Certificate  is rated at least "BBB-" or its  equivalent by Fitch,  S&P or Moody's,  (ii) such beneficial  owner is not a Plan or investing  with "plan  assets" of any Plan, or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the  certificate or interest  therein  is an  "insurance  company  general  account,"  as such term is  defined in
Prohibited  Transaction  Class Exemption  ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

(d) Neither the Servicer nor the Trustee will be required to monitor,  determine or inquire as to compliance  with the transfer  restrictions  with respect to the Global  Certificates.  Any attempted or purported  transfer of any  Certificate in violation of the provisions of Section
s (a), (b) or (c) above shall be void ab initio and such  Certificate  shall be  considered to have been held  continuously by the prior permitted  Certificateholder.  Any transferor of any
Certificate  in violation of such  provisions,  shall  indemnify and hold harmless the Trustee and the  Servicer  from  and  against  any and all  liabilities,  claims,  costs  or  expenses incurred  by  the  Trustee  or the  Servicer  as a  result  of  such  attempted  or  purported transfer.  The Trustee  shall have no liability  for transfer of any such Global  Certificates in or  through  book-entry  facilities  of any  Depository  or  between  or  among  Depository
Participants or Certificate  Owners made in violation of the transfer  restrictions  set forth herein.

Section 5.08 Rule 144A Information.  For so long as any Private  Certificates are outstanding,
(1)  the  Seller  will  provide  or  cause  to be  provided  to any  holder  of  such  Private
Certificates  and any  prospective  purchaser  thereof  designated by such a holder,  upon the request of such holder or prospective  purchaser,  the information  required to be provided to such holder or prospective  purchaser by Rule  144A(d)(4)  under the  Securities  Act; and (2)
the  Seller  shall  update  such  information  from  time to time in  order  to  prevent  such information  from  becoming  false and  misleading  and will take such  other  actions  as are necessary to ensure that the safe harbor exemption from the  registration  requirements of the
Securities  Act  under  Rule  144A is and  will  be  available  for  resales  of such  Private
Certificates conducted in accordance with Rule 144A.

                                           ARTICLE VI
                                Payments to Certificateholders

Section 6.01 Distributions  on the  Certificates.  (a) Interest and principal (as  applicable)
on the  Certificates  (other than the Class R  Certificates,  Class R-X Certificates and Class
XP Certificates) of each Certificate  Group will be distributed  monthly on each  Distribution
Date,  commencing in November 2005, in an amount equal to the Available  Funds for the related
Loan Group on deposit in the  Distribution  Account for such  Distribution  Date. In addition, on the  Distribution  Date occurring in November 2005, the Class R Deposit will be distributed to the Holder of the  Class R  Certificates  in  reduction  of the  Current  Principal  Amount thereof.  On each  Distribution  Date,  the Available  Funds for each Loan Group on deposit in the Distribution Account shall be distributed as follows:

(A) (I) on each  Distribution  Date, the Available  Funds for Loan Group I will be distributed to the Class I-A Certificates and the Class I-X Certificates as follows:

                             first,  to  the  Class  I-A   Certificates   and  the  Class  I-X
                             Certificates,  the  Accrued  Certificate  Interest  on each  such
                             Class  for  such  Distribution  Date,  pro  rata,  based  on  the
                             Accrued  Certificate  Interest owed to each such Class,  and with
                             respect  to  the  Class  I-A-1   Certificates   and  the  initial
                             Distribution  Date,  including amounts withdrawn from the Class A
                             Reserve  Fund,  and with respect to the Class I-A-2  Certificates
                             and  the  first  three  Distribution  Dates,   including  amounts
                             withdrawn from the Class I-A-2 Reserve Fund, as applicable;

                             second,   to  the  Class  I-A-1   Certificates,   any   Carryover
                             Shortfall  Amounts  due to  such  Class  I-A-1  Certificates  (in accordance  with  clause (D) below) to the extent such amount was deducted  from the  Accrued  Certificate  Interest  on the  Class
                             I-X-1 Certificates for such Distribution Date;

                             third,  to  the  Class  I-A   Certificates   and  the  Class  I-X
                             Certificates,    any   Accrued   Certificate   Interest   thereon
                             remaining  undistributed  from previous  Distribution  Dates, pro rata, based on the  undistributed  Accrued  Certificate  Interest owed to each Class,  to the extent of remaining  Available  Funds for Loan Group I; and

                             fourth,  to the  extent  of  remaining  Available  Funds for Loan
                             Group I, the related  Senior  Optimal  Principal  Amount for such
                             Distribution  Date,  to:  (i) the  Class  I-A  Certificates,  pro
                             rata,  in reduction of their  Current  Principal  Amounts,  until each  such  Class  has been  reduced  to zero,  and then (ii) the
                             Class I-X  Certificates,  in reduction  of its Current  Principal
                             Amount, until such amount has been reduced to zero.

                      (II) on each  Distribution  Date, the Available Funds for each Sub-Group of Loan Group II will be  distributed  to the related  Components of the
                      Class II-A Certificates and the Class II-X Certificates as follows:

                             first, to each Component of the Class II-A  Certificates  and the
                             Class II-X  Certificates,  the  Accrued  Certificate  Interest on
                             each such Class or  Component  for such  Distribution  Date,  pro rata,  based on the  Accrued  Certificate  Interest  owed to each such  Class or  Component,  and with  respect  to the Class  II-A
                             Certificates  and  the  initial   Distribution  Date,   including
                             amounts withdrawn from the Class A Reserve Fund;

                             second,  to each  Component of the Class II-A  Certificates,  any
                             Carryover  Shortfall  Amounts due to such Class II-A Certificates
                             (in  accordance  with clause (D) below) to the extent such amount was deducted from the Accrued  Certificate  Interest on the Class
                             X-2 Certificates for such Distribution Date;

                             third,  to each  Component  the Class II-A  Certificates  and the
                             Class  X-2  Certificates,   any  Accrued   Certificate   Interest
                             thereon  remaining   undistributed  from  previous   Distribution
                             Dates, pro rata, based on the undistributed  Accrued  Certificate
                             Interest   owed  to  each  Class  to  the  extent  of   remaining
                             Available  Funds  for Loan  Group II (with  respect  to the Class
                             II-A-2   Certificates,   after   payment  of   amounts   due  the
                             Certificate    Insurance    Provider   in    reimbursement    for
                             unreimbursed  amounts paid by the Certificate  Insurance Provider in  respect  of  Accrued  Certificate  Interest  payable  to  the
                             holders  of  the  Class  II-A-2   Certificates  on  any  previous
                             Distribution  Date,  if any,  in an amount  not to exceed the pro rata portion otherwise  payable to the Class II-A-2  Certificates pursuant to this priority third);

                             fourth,  to the  extent  of  remaining  Available  Funds for Loan
                             Group II, the related  Senior Optimal  Principal  Amount for such
                             Distribution  Date,  to:  (i) the Class  II-A  Certificates,  pro
                             rata,  in reduction of their  Current  Principal  Amounts,  until each such  Class  (and  Component  thereof)  has been  reduced to zero;  provided  that the  amount  of any  Subsequent  Recoveries payable to the  Certificate  Insurer  prusuant to priority  fifth of this  paragraph  (II) shall be  deducted  from the  portion of the Senior Optimal  Principal  Amount payable to the Class II-A-2
                             Certificates  and then  (ii) the  Class  II-X  Certificates,  pro rata,  in reduction of their  Current  Principal  Amounts,  until each such amount has been reduced to zero; and

                             fifth, to the Certificate  Insurer,  any Reimbursement Amount for
                             such  Distribution  Date  in  respect  of any  Deficiency  Amount described  in clauses  (a)(2) or (b)(y) of such  definition,  but only to the extent of the portion of Subsequent  Recoveries  with respect  to the  Mortgage  Loans with  respect to which  Realized
                             Losses were paid by the  Certificate  Insurer  otherwise  payable to the Class II-A-2 Certificates.

                      (III) on each  Distribution  Date,  the  Available  Funds for Loan Group
                      III will be  distributed to the Class III-A  Certificates  and the Class
                      III-X-1 Certificates as follows:

                             first,  to  the  Class  III-A   Certificates  and  Class  III-X-1
                             Certificates,  the  Accrued  Certificate  Interest  on each  such
                             Class  for  such  Distribution  Date,  pro  rata,  based  on  the
                             Accrued  Certificate  Interest  owed to each such  Class and with
                             respect  to  the  Class  III-A   Certificates   and  the  initial
                             Distribution  Date,  including amounts withdrawn from the Class A
                             Reserve Fund;

                             second,   to  the  Class  III-A   Certificates,   any   Carryover
                             Shortfall  Amounts  due to  such  Class  III-A  Certificates  (in accordance  with  clause (D) below) to the extent such amount was deducted  from the  Accrued  Certificate  Interest  on the  Class
                             III-X-1 Certificates for such Distribution Date;

                             third,  to the Class  III-A  Certificates  and the Class  III-X-1
                             Certificates,    any   Accrued   Certificate   Interest   thereon
                             remaining  undistributed  from previous  Distribution  Dates, pro rata, based on the  undistributed  Accrued  Certificate  Interest owed to each Class,  to the extent of remaining  Available  Funds
                             for  Loan  Group  III  (with   respect   to  the  Class   III-A-2
                             Certificates,  after  payment  of  amounts  due  the  Certificate
                             Insurance  Provider in  reimbursement  for  unreimbursed  amounts
                             paid  by  the  Certificate   Insurance  Provider  in  respect  of
                             Accrued  Certificate  Interest  payable  to  the  holders  of the
                             Class III-A-2  Certificates  on any previous  Distribution  Date, if  any,  in an  amount  not  to  exceed  the  pro  rata  portion otherwise  payable to the Class II-A-2  Certificates  pursuant to this priority third);

                             fourth,  to the  extent  of  remaining  Available  Funds for Loan
                             Group III, the related Senior Optimal  Principal  Amount for such
                             Distribution  Date,  to: (i) the Class  III-A  Certificates,  pro
                             rata,  in reduction of their  Current  Principal  Amounts,  until each  such  Class has been  reduced  to zero;  provided  that the amount of any Subsequent  Recoveries  payable to the  Certificate
                             Insurer  pursuant  to  priority  fifth  of this  paragraph  (III)
                             shall  be  deducted  from  the  portion  of  the  Senior  Optimal
                             Principal  Amount payable to the Class III-A-2  Certificates  and then (ii) the Class  III-X-1  Certificates,  in  reduction of its
                             Current Principal  Amount,  until such amount has been reduced to zero; and

                             fifth, to the Certificate  Insurer,  any Reimbursement Amount for
                             such  Distribution  Date  in  respect  of any  Deficiency  Amount described  in clauses  (a)(2) or (b)(y) of such  definition,  but only to the extent of the portion of Subsequent  Recoveries  with respect  to the  Mortgage  Loans with  respect to which  Realized
                             Losses were paid by the  Certificate  Insurer  otherwise  payable to the Class III-A-2 Certificates.

                       (IV) on each  Distribution  Date, the Available Funds for Loan Group IV
                      will be  distributed to the Class IV-A  Certificates  and the Class IV-X
                      Certificates as follows:

                             first,   to  the  Class   IV-A   Certificates   and  Class   IV-X
                             Certificates,  the  Accrued  Certificate  Interest  on each  such
                             Class  for  such  Distribution  Date,  pro  rata,  based  on  the
                             Accrued Certificate Interest owed to each such Class;

                             second,  to the  Class  IV-A  Certificates  and  the  Class  IV-X
                             Certificates,    any   Accrued   Certificate   Interest   thereon
                             remaining  undistributed  from previous  Distribution  Dates, pro rata, based on the  undistributed  Accrued  Certificate  Interest owed to each Class,  to the extent of remaining  Available  Funds for Loan Group IV; and

                                    third,  to the  extent of  remaining  Available  Funds for
                             Loan Group IV, the related  Senior Optimal  Principal  Amount for such  Distribution  Date,  to: (i) the Class  IV-A  Certificates,
                             pro  rata,  in  reduction  of their  Current  Principal  Amounts, until  each such Class has been  reduced  to zero,  and then (ii)
                             the Class IV-X  Certificates,  pro rata,  in  reduction  of their
                             Current  Principal  Amount,  until such amounts have been reduced to zero.

                      (B)    On each  Distribution  Date on or prior to the  Cross-Over  Date, an  amount  equal to the sum of any  remaining  Available  Funds for all
                      Loan Groups or  Sub-Groups  after the  distributions  in clauses  (A)(I)
                      through  (A)(IV)  above  and,  with  respect  to the Class M, Class B-1,
                      Class B-2 and Class B-3  Certificates,  including amounts withdrawn from the Subordinate Reserve Fund, will be distributed  sequentially,  in the following  order,  to the Class M-X,  Class M-1,  Class M-2,  Class M-3,
                      Class M-4,  Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class
                      B-4, Class B-5 and Class B-6 Certificates,  in each case up to an amount equal  to  and in the  following  order:  (a)  the  Accrued  Certificate
                      Interest thereon for such  Distribution  Date, (b) except in the case of the Class M-X  Certificates,  the  Carryover  Shortfall  Amount due such
                      Class or Classes of  Certificates  (in accordance with clause (D) below)
                      to the extent such  amount was  deducted  from the  Accrued  Certificate
                      Interest on the Class M-X Certificates for such  Distribution  Date, (c)
                      any Accrued  Certificate  Interest thereon remaining  undistributed from
                      previous   Distribution   Dates   and  (d)   first  to  the   Class  M-X
                      Certificates,  until  such  Class  has been paid to zero and then to the remaining Subordinate Certificates,  sequentially,  as described herein, such Class's Allocable Share for such  Distribution  Date, in each case, to the extent of remaining Available Funds for all Loan Groups.

                      (C)    If, after  distributions  have been made  pursuant to  priorities first,  second and third of  paragraphs  (A)(I),  (A)(II)  and  (A)(III)
                      above and priorities first and second of paragraph  (A)(IV) above on any
                      Distribution  Date,  the remaining  Available  Funds for a Loan Group or
                      Sub-Group is less than the related Senior Optimal  Principal  Amount for that Loan Group or Sub-Group,  the Senior Optimal  Principal  Amount for
                      that Loan Group or Sub-Group  shall be reduced by that  amount,  and the remaining  Available  Funds for that  Loan  Group or  Sub-Group  will be
                      distributed   as   principal among   the   related   Classes  of  Senior
                      Certificates,  including the Components  thereof, on a pro rata basis in accordance with their respective Current Principal Amounts.

                      (D)    Carryover   Shortfall   Amounts  will  be  paid  (including  from
                      amounts in the Class A Reserve  Fund with  respect  to the Class  I-A-1,
                      Class II-A and Class  III-A  Certificates  as  described  herein) to (i)
                      Holders of the Class I-A-1  Certificates,  based on the  related  unpaid
                      Carryover  Shortfall  Amounts and to the extent of the amounts  deducted from the Accrued  Certificate  Interest on the Class I-X-1 Certificates,
                      (ii)  concurrently (a) to the Holders of the Class II-A-1a Component and
                      the Class  II-A-2a  Component,  pro rata,  based on the  related  unpaid
                      Carryover  Shortfall  Amounts and to the extent of the amounts  deducted from the Accrued Certificate  Interest on the Class II-X-1 Certificates;
                      (b) to the Holders of the Class II-A-1b  Component and the Class II-A-2b
                      Component,  pro rata,  based on the related unpaid  Carryover  Shortfall
                      Amounts  and to the  extent of the  amounts  deducted  from the  Accrued
                      Certificate  Interest on the Class II-X-2  Certificates;  and (c) to the
                      Holders of the Class II-A-1c Component and the Class II-A-2c  Component,
                      pro rata,  based on the related unpaid Carryover  Shortfall  Amounts and to the  extent of the  amounts  deducted  from the  Accrued  Certificate
                      Interest  on  the  Class  II-X-3   Certificates;   notwithstanding   the
                      foregoing,  any  Carryover  Shortfall  Amounts  remaining  unpaid on any
                      Components may be paid from remaining  Accrued  Certificate  Interest on the unrelated Class II-X Certificates  after the related Components have been paid all  Carryover  Shortfall  Amounts  due for such  Distribution
                      Date;  and (iii)  Holders  of the Class  III-A  Certificates,  pro rata, based on the  related  unpaid  Carryover  Shortfall  Amounts  and to the extent of the amounts deducted from the Accrued Certificate  Interest on the Class  III-X-1  Certificates  and (iv)  Holders  of the  Class  IV-A
                      Certificates,  pro rata, based on the related unpaid Carryover Shortfall
                      Amounts  and to the  extent of the  amounts  deducted  from the  Accrued
                      Certificate   Interest   on  the  Class  X-4   Certificates.   Carryover
                      Shortfall  Amounts  will be paid to Holders of the Class M  Certificates and  Class  B  Certificates,  sequentially,  in the  order  of  priority described above in paragraph (B), to the extent of the amounts  deducted from the Accrued Certificate Interest on the Class M-X Certificates.

                      (E)    On each  Distribution  Date, any Available  Funds remaining after payment  of  interest  and  principal  to the  Classes  of  Certificates entitled  thereto,  will be  distributed  to the  Class R  Certificates;
                      provided that if on any Distribution  Date there are any Available Funds for any Loan Group  remaining after payment of interest and principal to a Class or Classes of Certificates  entitled thereto,  such amounts will be  distributed to the other Classes of Senior  Certificates,  pro rata, based upon their  Current  Principal  Amounts,  until all amounts due to all Classes of Senior  Certificates  have been paid in full,  before any
                      Available  Funds are  distributed in accordance  with this clause to the
                      Class R Certificates.

                      (F)           On each  Distribution  Date prior to the Cross-Over  Date, but after the reduction of the  aggregate  Current  Principal  Amount of all  of  the  classes  of any of  the  Group I  Certificates,  Group  II
                      Certificates,  Group III  Certificates or Group IV Certificates to zero, the  remaining  Certificate  Groups  will  be  entitled  to  receive  in reduction  of  their  Current  Principal  Amount,  pro rata  based  upon aggregate  Current  Principal Amount of the Senior  Certificates in each
                      Certificate  Group  immediately  prior  to such  Distribution  Date,  in addition to any Principal  Prepayments  related to such remaining Senior
                      Certificates'   respective   Loan   Group allocated   to   such   Senior
                      Certificates,  100% of the Principal Prepayments on any Mortgage Loan in
                      the Loan  Group relating  to any  fully  paid  Certificate  Group.  Such amounts  allocated  to Senior  Certificates  shall be treated as part of the Available  Funds for the related Loan Group and  distributed as part of the related Senior  Optimal  Distribution  Amount in accordance  with priority  fourth in clause  (A)(I)  above,  priority  fourth in  clauses
                      (A)(II) and (A)(III)  above and priority  third in clause (A)(IV) above, as applicable,  in reduction of the Current  Principal  Amounts thereof.
                      Notwithstanding  the  foregoing,  if (i)  the  weighted  average  of the
                      Subordinate  Percentages on such Distribution Date equals or exceeds two times the initial  weighted  average of the Subordinate  Percentages and
                      (ii) the aggregate  principal  balance of the Mortgage Loans  delinquent
                      60 days or more  (including  for this purpose any such Mortgage Loans in foreclosure  and  Mortgage  Loans  with  respect  to which  the  related mortgaged  property has been  acquired by the Trust),  averaged over the last six months,  as a percentage  of the sum of the  aggregate  Current
                      Principal Amount of the Subordinate  Certificates  does not exceed 100%, then the  additional  allocation of Principal  Prepayments to the Senior
                      Certificates  in accordance with this paragraph (F) will not be made and
                      100% of the  Principal  Prepayments  on any  Mortgage  Loan in the  Loan
                      Group or Sub-Group  relating to the fully paid Certificate Group will be allocated to the Subordinate Certificates on a pro rata basis.

                      (G)    For   any   Undercollateralized    Certificate   Group   on   any
                      Distribution  Date  prior to the  Cross-Over  Date,  (i) 100% of amounts otherwise  allocable  to the  Subordinate  Certificates  in  respect  of principal  will  be  distributed  to the  Senior  Certificates  of  such
                      Undercollateralized  Certificate Group on a pro rata basis in accordance with their  respective  Current  Principal  Amounts in  reduction of the
                      Current   Principal   Amounts  thereof,   until  the  aggregate  Current
                      Principal Amounts of such Senior  Certificates is an amount equal to the aggregate  Scheduled  Principal  Balance  of the  Mortgage  Loans in the
                      related Loan Group and (ii) the Accrued  Certificate  Interest otherwise allocable to the  Subordinate  Certificates  on such  Distribution  Date will be reduced  and  distributed  to such Senior  Certificates,  to the extent of any amount due and unpaid on such Senior  Certificates,  in an amount  equal to one  month's  interest  at a rate equal to the  related
                      Pass-Through   Rate  for   such   Distribution   Date  on  the   related
                      Undercollateralized   Amount.   Any  such   reduction   in  the  Accrued
                      Certificate  Interest on the Subordinate  Certificates will be allocated in reverse order of their respective numerical designations,  commencing
                      with  the  Class B-6  Certificates.   If  there  exists  more  than  one
                      Undercollateralized  Certificate Group on a Distribution  Date,  amounts distributable to such  Undercollateralized  Certificate  Groups pursuant to this  paragraph  will be allocated  between such  Undercollateralized
                      Certificate  Groups,  pro rata,  based  upon the  amount by which  their respective  aggregate  Current  Principal  Amounts  exceed the aggregate
                      Scheduled  Principal  Balance of the Mortgage Loans in their  respective
                      Loan Groups.

(b) No Accrued Certificate Interest will be payable with respect to any Class of  Certificates after the  Distribution  Date on which the Current  Principal  Amount of such  Certificate has been reduced to zero.

(c) If on any  Distribution  Date the  Available  Funds  for the  Senior  Certificates  in any
Certificate  Group  is less  than the  Accrued  Certificate  Interest  on the  related  Senior
Certificates  for such  Distribution  Date prior to reduction for Net Interest  Shortfalls and the interest  portion of Realized  Losses,  the shortfall  will be allocated to the holders of the Class of Senior  Certificates in such Certificate  Group on a pro rata basis in accordance with the amount of  Accrued  Certificate  Interest  for that  Distribution  Date  absent  such shortfalls.  In  addition,  the  amount of any  interest  shortfalls  will  constitute  unpaid
Accrued  Certificate  Interest and will be distributable to holders of the Certificates of the related Classes  entitled to such amounts on subsequent  Distribution  Dates, to the extent of the applicable  Available Funds after current interest  distributions as required herein.  Any such  amounts so carried  forward  will not bear  interest.  Shortfalls  in interest  payments will  not be  offset  by a  reduction  in  the  servicing  compensation  of  the  Servicer  or otherwise, except to the extent of applicable Compensating Interest Payments.

(d) The expenses and fees of the Trust shall be paid by each of the  2005-AR5  REMICs,  to the extent that such expenses  relate to the assets of each of such  respective  2005-AR5  REMICs, and all other  expenses  and fees of the Trust shall be paid pro rata by each of the  2005-AR5
REMICs.

        (e)    On any Distribution  Date, the Senior  Percentage of the Net Deferred  Interest
for each Loan Group will be allocated to the related  Certificate  Group, on a pro rata basis, in accordance with the amount of interest accrued on such Class at its  Pass-Through  Rate for the Interest  Accrual  Period for such  Distribution  Date.  The remainder of the Net Deferred
Interest  on each Loan Group will be  allocated  to the Class M  Certificates  and the Class B
Certificates,  on a pro rata basis,  in accordance with the amount of interest that accrued on such  Class  at its  Pass-Through  Rate  for  the  Interest  Accrual  Period  related  to that
Distribution Date.

        (f)    On each  Distribution  Date, all amounts  transferred from the Class XP Reserve
Account  representing  Prepayment  Charges in respect of the Prepayment  Charge Loans received during the related  Prepayment  Period will be  withdrawn  from the  Distribution  Account and distributed  by the  Trustee  to the  Holders  of the Class XP  Certificates  and shall not be available for distribution to the Holders of any other Class of Certificates.

Section 6.02 Allocation  of  Losses  and  Subsequent   Recoveries.(a)  On  or  prior  to  each
Determination  Date, the Servicer  shall  determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

(b) With respect to any  Certificates  any  Distribution  Date, the principal  portion of each
Realized Loss on a Mortgage Loan in a Loan Group shall be allocated as follows:

               first,  to the  Class B-6  Certificates  until  the  Current  Principal  Amount thereof has been reduced to zero;

               second,  to the  Class B-5  Certificates  until the  Current  Principal  Amount thereof has been reduced to zero;

               third,  to the  Class B-4  Certificates  until  the  Current  Principal  Amount thereof has been reduced to zero;

               fourth,  to the  Class B-3  Certificates  until the  Current  Principal  Amount thereof has been reduced to zero;

               fifth,  to the  Class B-2  Certificates  until  the  Current  Principal  Amount thereof has been reduced to zero;

               sixth,  to the Class B-1  Certificates  until the Current  Principal  Amount of each such Class thereof has been reduced to zero;

               seventh,  to the  Class M-6  Certificates  until the Current  Principal  Amount thereof has been reduced to zero;

               eighth,  to the  Class M-5  Certificates  until the  Current  Principal  Amount thereof has been reduced to zero;

               ninth,  to the  Class M-4  Certificates  until  the  Current  Principal  Amount thereof has been reduced to zero;

               tenth,  to the  Class M-3  Certificates  until  the  Current  Principal  Amount thereof has been reduced to zero;

               eleventh,  to the Class M-2  Certificates  until the Current  Principal  Amount thereof has been reduced to zero;

               twelfth,  to the  Class M-1  Certificates  until the Current  Principal  Amount thereof has been reduced to zero;

               thirteenth,  to the Class M-X Certificates  until the Current  Principal Amount thereof has been reduced to zero; and

               fourteenth,  to the Class of Senior  Certificates  in the  related  Certificate
        Group as described in Section 6.02(d) hereof.

(c) Notwithstanding  the foregoing  clause (b), no such  allocation of any Realized Loss shall be made on a  Distribution  Date to any Class of (i)  Subordinate  Certificates  to the extent that such  allocation  would  result  in the  reduction  of the  aggregate  Current  Principal
Amounts  of all  Certificates  as of  such  Distribution  Date,  after  giving  effect  to all distributions  and prior  allocations  of Realized  Losses on the Mortgage Loans on such date, to an amount  less than the  aggregate  Scheduled  Principal  Balance  of all of the  Mortgage
Loans  as of  the  first  day  of  the  month  of  such  Distribution  Date  and  (ii)  Senior
Certificates  in a Certificate  Group to the extent that such  allocation  would result in the reduction  of the  aggregate  Current  Principal  Amounts  of all  the  Certificates  in  such
Certificate Group as of such  Distribution  Date, after giving effect to all distributions and prior  allocations of Realized  Losses on the Mortgage Loans in the related Loan Group on such date,  to an  amount  less  than  the  aggregate  Scheduled  Principal  Balance  of all of the
Mortgage Loans in such Loan Group as of the first day of the month of such  Distribution  Date
(such limitation described in clauses (i) and (ii), the "Loss Allocation Limitation").

(d) The principal  portion of any Realized Losses allocated to a Class of  Certificates  shall be allocated among the  Certificates of such Class in proportion to their  respective  Current
Principal  Amounts.  The principal  portion of any allocation of Realized  Losses on the Group
I Mortgage Loans  allocated to the Senior  Certificates  of the Group I  Certificates  will be allocated  on any  Distribution  Date  concurrently  and  pro  rata,  to  (i)  the  Class  I-X
Certificates,  pro  rata,  until the  Current  Principal  Amount  of each such  Class has been reduced  to zero and (ii) the  Class  I-A-2  Certificates  and the Class  I-A-1  Certificates,
sequentially in that order,  until the Current  Principal  Amounts of each such Class has been reduced to zero. The principal  portion of any  allocation of Realized  Losses on the Group II
Mortgage  Loans  allocated to the Senior  Certificates  of the Group II  Certificates  will be allocated on any  Distribution  Date as follows:  (i)  Realized  Losses on the  Sub-Group  IIa
Mortgage  Loans to the Class II-X-1  Certificates,  Class II-A-1a  Component and Class II-A-2a
Component,  pro rata,  until the Current  Principal Amount of each such Class or Component has been reduced to zero,  (ii) Realized  Losses on the Sub-Group IIb Mortgage  Loans to the Class
II-X-2  Certificates,  Class  II-A-1b  Component and the Class  II-A-2b  Component,  pro rata, until the Current  Principal  Amount of each such Class or Compoenent has been reduced to zero and  (iii)  Realized  Losses  on  the  Sub-Group  IIc  Mortgage  Loans  to  the  Class  II-X-3
Certificates,  Class II-A-1c  Component and the Class II-A-2c  Component,  pro rata, until the
Current  Principal  Amount  of each  such  Class  or  Compoenent  has  been  reduced  to zero;
provided,  however,  any losses allocated to the Class II-A-1  Certificates  will be allocated first to the Class  II-A-2  Certificates  to the  extent  any Class  II-A-2  Certificates  (or
Components  thereof)  remain  outstanding.  The  principal  portion of Realized  Losses on the
Group III Mortgage Loans allocated to the Senior  Certificates  of the Group III  Certificates
will be  allocated  on any  Distribution  Date  concurrently  and pro  rata,  to (i) the Class
III-X-1  Certificates  until the Current  Principal  Amount of such Class has been  reduced to
zero  and  (ii)  the  Class  III-A-2   Certificates   and  the  Class  III-A-1   Certificates,
sequentially  in that order,  until the Current  Principal  Amount of each such Class has been reduced to zero.  The  principal  portion of Realized  Losses on the Group IV  Mortgage  Loans allocated to the Senior  Certificates  of the Group IV  Certificates  will be allocated on any
Distribution  Date  concurrently and pro rata, to (i) the Class IV-X  Certificates,  pro rata, until the Current  Principal  Amount of each such Class has been  reduced to zero and (ii) the
Class IV-A-2  Certificates  and the Class  IV-A-1  Certificates,  sequentially  in that order, until the Current Principal Amount of each such Class has been reduced to zero.

(e) Realized  Losses shall be allocated on the  Distribution  Date in the month  following the month in which such loss was  incurred  and,  in the case of the  principal  portion  thereof, after giving effect to distributions made on such Distribution Date.

(f) On each  Distribution  Date,  the Trustee  shall  determine  the  Subordinate  Certificate
Writedown Amount.  Any Subordinate  Certificate  Writedown Amount shall effect a corresponding reduction  in the Current  Principal  Amount of the  Subordinate  Certificates  in the reverse order of their numerical Class designations.

(g) The applicable  Senior  Percentage of Net Interest  Shortfalls will be allocated among the
Senior  Certificates in the related  Certificate  Group in proportion to the amount of Accrued
Certificate  Interest  that  would  have  been  allocated  thereto  in  the  absence  of  such
shortfalls.   The  applicable  Subordinate  Percentage  of  Net  Interest  Shortfall  will  be allocated  sequentially to the Class B Certificates  and the Class M  Certificates,  beginning with the Class B Certificates with the highest  numerical  designation and then to the Class M
Certificates  with the highest numerical  designation,  in proportion to the amount of Accrued
Certificate  Interest  that  would  have  been  allocated  thereto  in  the  absence  of  such shortfalls.  If no Class B  Certificates  and Class M  Certificates  remain  outstanding,  the applicable  Subordinate  Percentage of Net Interest  Shortfall  will be allocated to the Class
M-X  Certificates.  The interest  portion of any Realized  Losses with respect to the Mortgage
Loans  occurring  on or prior to the  Cross-Over  Date will be  allocated  to the  Subordinate
Certificates   in  inverse  order  of  their  numerical   Class designations.   Following  the
Cross-Over  Date,  the  interest  portion of  Realized  Losses on the  Mortgage  Loans will be allocated to the Senior  Certificates in the related  Certificate Group on a pro rata basis in proportion  to the  amount of Accrued  Certificate  Interest  that  would have been  allocated thereto in the absence of such Realized Losses.

(h)            In addition,  in the event that the Servicer receives any Subsequent Recoveries on the Mortgage  Loans,  the Servicer  shall  deposit  such funds into the  Custodial  Account pursuant to Section  4.01(a)(ii).  If, after taking into account such  Subsequent  Recoveries, the amount of a Realized Loss is reduced,  the amount of such  Subsequent  Recoveries  will be applied to increase  the Current  Principal  Amount of the Class of  Subordinate  Certificates
with the highest payment  priority to which Realized  Losses have been  allocated,  but not by more than the amount of Realized  Losses  previously  allocated  to that Class of  Subordinate
Certificates   pursuant  to  this  Section  6.02.  The  amount  of  any  remaining  Subsequent
Recoveries  will be applied to  sequentially  increase  the  Current  Principal  Amount of the
Subordinate  Certificates,  beginning with the Class of Subordinate Certificates with the next highest payment  priority,  up to the amount of such Realized Losses  previously  allocated to such  Class or  Classes  of  Certificates  pursuant  to this  Section  6.02.  Holders  of such
Certificates  will not be  entitled  to any  payments  in respect of current  interest  on the amount of such increases for any Interest Accrual Period  preceding the  Distribution  Date on which such  increase  occurs.  Any such  increases  shall be applied to the Current  Principal
Amount  of each  Subordinate  Certificate  of such  Class in  accordance  with its  respective
Fractional Undivided Interest.

Section 6.03 Payments.  (a) On each  Distribution  Date,  other  than the  final  Distribution
Date, the Trustee shall distribute to each  Certificateholder  of record as of the immediately preceding  Record  Date the  Certificateholder's  pro rata  share of its  Class (based  on the aggregate  Fractional  Undivided  Interest  represented by such Holder's  Certificates) of all amounts  required to be  distributed  on such  Distribution  Date to such  Class.  The Trustee shall  calculate the amount to be distributed to each  Class and,  based on such amounts,  the
Trustee  shall  determine  the  amount  to  be  distributed  to  each  Certificateholder.  The
Trustee's  calculations  of  payments  shall be based  solely on  information  provided to the
Trustee by the  Servicer.  The Trustee  shall not be required to confirm,  verify or recompute any such information but shall be entitled to rely conclusively on such information.

        (b)    Payment of the above  amounts to each  Certificateholder  shall be made  (i) by check  mailed to each  Certificateholder  entitled  thereto at the  address  appearing  in the
Certificate  Register or (ii) upon  receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written  instructions from a  Certificateholder  by wire transfer to a United States  dollar  account  maintained  by the payee at any United States  depository institution  with  appropriate  facilities  for  receiving  such  a wire  transfer;  provided, however,  that the final  payment in respect of each Class of  Certificates  will be made only upon  presentation  and surrender of such  respective  Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

Section 6.04 Statements to  Certificateholders.  (a) On each Distribution  Date,  concurrently with each  distribution  to  Certificateholders,  the  Trustee  shall  make  available  to the parties  hereto,  the  Certificate  Insurer  and  each  Certificateholder  via  the  Trustee's internet  website as set forth below,  the following  information,  expressed  with respect to
clauses   (i) through   (vii) in  the  aggregate  and  as  a  Fractional   Undivided  Interest
representing an initial Current  Principal Amount of $100,000,  or in the case of the Residual
Certificates, an initial Current Principal Amount of $100:

(i) the  Current  Principal  Amount  and/or  Notional  Amount of each  Class and  Component of
Certificates immediately prior to such Distribution Date;

(ii) the  amount of the  distribution  allocable  to  principal  on each  applicable  Class of
Certificates;

(iii) the aggregate amount of interest accrued at the related  Pass-Through  Rate with respect to each Class during the related Interest Accrual Period;

(iv) the Net Interest  Shortfall  (including a break-down of the components  thereof) for each
Loan Group and Sub-Group  and any other  adjustments  to interest at the related  Pass-Through
Rate necessary to account for any difference  between interest accrued and aggregate  interest distributed with respect to each Class or Components of Certificates;

(v) the amount of the  distribution  allocable  to interest  on each  Class or  Components  of
Certificates for such Distribution Date;

(vi) the Pass-Through Rates for each Class and  Component of Certificates with respect to such
Distribution Date;

(vii) the Current  Principal  Amount and/or  Notional  Amount of each  Class and  Component of
Certificates after such Distribution Date;

(viii) the amount of any Monthly  Advances,  Compensating  Interest  Payments and  outstanding unreimbursed  advances by the Servicer  included in such  distribution  separately  stated for each Loan Group and Sub-Group;

(ix) the  aggregate  amount of any Realized  Losses  (listed  separately  for each category of
Realized  Loss and for each Loan Group and  Sub-Group)  during the related  Prepayment  Period and cumulatively since the Cut-off Date and the amount and source  (separately  identified) of any distribution in respect thereof included in such distribution;

(x) with  respect to each  Mortgage  Loan which  incurred a Realized  Loss  during the related
Prepayment  Period,  (i) the  loan  number,  (ii) the  Scheduled  Principal  Balance  of  such
Mortgage Loan as of the Cut-off Date  (ii) the  Scheduled  Principal  Balance of such Mortgage
Loan as of the beginning of the related Due Period,  (iii) the Net  Liquidation  Proceeds with respect to such  Mortgage  Loan and (iv) the amount of the Realized  Loss with respect to such
Mortgage Loan;

(xi) with  respect to each Loan Group and  Sub-Group,  the amount of Scheduled  Principal  and
Principal  Prepayments,   (including  but  separately  identifying  the  principal  amount  of
Principal  Prepayments,  Insurance  Proceeds,  the  purchase  price  in  connection  with  the purchase of Mortgage Loans,  cash deposits in connection with  substitutions of Mortgage Loans and Net  Liquidation  Proceeds)  and the  number  and  principal  balance  of  Mortgage  Loans purchased or substituted  for during the relevant  period and  cumulatively  since the Cut-off
Date or the related;

(xii) the number of Mortgage  Loans  (excluding REO Property) in each Loan Group and Sub-Group remaining in the Trust Fund as of the end of the related Prepayment Period;

(xiii) information  in each Loan  Group  and  Sub-Group  and in the  aggregate  regarding  any
Mortgage Loan  delinquencies  as of the end of the related  Prepayment  Period,  including the
aggregate  number  and  aggregate   Outstanding   Principal  Balance  of  Mortgage  Loans  (a)
delinquent  30 to 59  days  on a  contractual  basis,  (b)  delinquent  60  to  89  days  on a contractual  basis,  and (c) delinquent 90 or more days on a contractual  basis,  in each case as of the close of business on the last Business Day of the immediately preceding month;

(xiv) for each Loan Group and  Sub-Group,  the  number of  Mortgage  Loans in the  foreclosure process  as of the end of the  related  Due  Period and the  aggregate  Outstanding  Principal
Balance of such Mortgage Loans;

(xv) for each Loan  Group and  Sub-Group,  the  number  and  aggregate  Outstanding  Principal
Balance of all Mortgage  Loans as to which the  Mortgaged  Property was REO Property as of the end of the related Due Period;

(xvi) the book value (the sum of (A) the Outstanding  Principal Balance of such Mortgage Loan,
(B) accrued  interest  through the date of foreclosure  and (C)  foreclosure  expenses) of any
REO  Property  in each Loan  Group  and  Sub-Group;  provided  that,  in the  event  that such information is not available to the Trustee on the Distribution  Date, such information  shall be furnished promptly after it becomes available;

(xvii) the amount of Net  Deferred  Interest and Realized  Losses  allocated to each  Class or
Component of  Certificates  since the prior  Distribution  Date and in the  aggregate  for all prior Distribution Dates;

(xviii) the Average Loss Severity Percentage for each Loan Group and Sub-Group;

(xix) the  Senior  Percentage,  Senior  Prepayment  Percentage,   Subordinate  Percentage  and
Subordinate Prepayment Percentage, in each case, for such Distribution Date;

               (xx)   the amount  withdrawn from the Class A Reserve Fund (with respect to the initial Distribution Date only), on that Distribution Date;

               (xxi)  the amount  withdrawn from the Class I-A-2 Reserve Fund (with respect to the first three Distribution Dates only), on such Distribution Date;

               (xxii) the amount withdrawn from the Subordinate  Reserve Fund (with respect to the initial Distribution Date only), on that Distribution Date;

               (xxiii)the amount of the Reimbursement Amount, if any; and

               (xxiv) the Deficiency Amount, if any, to be paid by the Certificate Insurer.

        The information  set forth above shall be calculated or reported,  as the case may be, by the  Trustee,  based solely on, and to the extent of,  information  provided to the Trustee by the  Servicer.  The  Trustee may  conclusively  rely on such  information  and shall not be required to confirm, verify or recalculate any such information.

        The   Trustee   will  make   available   each   month   the   monthly   statement   to
Certificateholders  and the Certificate  Insurer via the Trustee's  website  initially located at  "www.ctslink.com."  Assistance  in using  the  website  can be  obtained  by  calling  the
Trustee's  customer  service desk at (301) 815-6600.  Parties that are unable to use the above distribution  option are  entitled to have a paper copy mailed to them via first class mail by calling the Trustee's  customer  service desk and indicating  such. The Trustee shall have the right to change the way such reports are distributed in order to make such  distribution  more convenient  and/or more  accessible to the parties,  and the Trustee shall provide  timely and adequate notification to all parties regarding any such change.

(b) Within a reasonable period of time after the end of the preceding  calendar year beginning in 2006,  the Trustee  will furnish a report to each Holder of the  Certificates  of record at any time during the prior  calendar year as to the aggregate of amounts  reported  pursuant to subclauses  (a)(ii) and (a)(v) above with respect to the  Certificates,  plus information with respect to the amount of servicing  compensation  and such other customary  information as the
Trustee  determines may be necessary  and/or to be required by the Internal Revenue Service or by a federal or state law or rules or  regulations  to enable  such  Holders to prepare  their tax returns for such calendar year.  Such  obligations  shall be deemed to have been satisfied to the extent  that  substantially  comparable  information  shall be  provided by the Trustee pursuant to the requirements of the Code.

Section 6.05 Monthly  Advances.  If  the  interest  portion  of  the  Scheduled  Payment  on a
Mortgage  Loan  that was due on a related  Due Date is  delinquent  other  than as a result of application  of the Relief Act and  exceeds  the amount  deposited  in the  Custodial  Account which will be used for an advance  with  respect to such  Mortgage  Loan,  the  Servicer  will deposit  in the  Custodial  Account  not later  than the  Distribution  Account  Deposit  Date immediately  preceding the related  Distribution Date an amount equal to such deficiency,  net of the  Servicing  Fee for such Mortgage  Loan,  except to the extent the Servicer  determines any such advance to be a  Nonrecoverable  Advance.  If the  Servicer  deems an advance to be a
Nonrecoverable  Advance, on the Distribution  Account Deposit Date, the Servicer shall present an Officer's  Certificate to the Trustee  (i) stating  that the Servicer  elects not to make a
Monthly  Advance in a stated amount and  (ii) detailing  the reason it deems the advance to be a Nonrecoverable Advance.

             Notwithstanding  the foregoing,  the amount of such deposit may be reduced by the
Amount  Held for Future  Distribution  (as  defined  below)  then on deposit in the  Custodial
Account.  Any portion of the Amount Held for Future  Distribution used to pay Monthly Advances shall be  replaced  by the  Servicer  by  deposit  into the  Custodial  Account  on any future
Distribution  Account  Deposit  Date to the extent  that the funds that are  available  in the
Custodial  Account  on such  Distribution  Account  Deposit  Date are less than the  amount of payments required to be made by the Servicer on such Distribution Account Deposit Date.

               The  "Amount  Held for  Future  Distribution"  as to any  Distribution  Account
Deposit Date shall be the total of the amounts held in the  Custodial  Account at the close of business on the preceding  Determination  Date which were  received  after the Cut-off Date on account of (i) Liquidation  Proceeds,  Insurance Proceeds,  and Principal Prepayments received or made in the month of such  Distribution  Account  Deposit  Date,  and (ii)  payments  which represent  early receipt of scheduled  payments of interest due on a date or dates  subsequent to the related Due Date.

Section 6.06 Compensating  Interest  Payments.  The Servicer  shall  deposit in the  Custodial
Account not later than each  Distribution  Account  Deposit Date an amount equal to the lesser of  (i) the  sum of the  aggregate  amounts  required  to be paid by the  Servicer  under this
Agreement  with respect to  subclauses  (a) and (b) of the  definition  of Interest  Shortfall with respect to the Mortgage Loans for the related  Distribution  Date and (ii) the  Servicing
Fee for such  Distribution  Date (such  amount,  the  "Compensating  Interest  Payment").  The
Servicer shall not be entitled to any  reimbursement  of any  Compensating  Interest  Payment.
Compensating  Interest  Payments  will be allocated  to each Loan Group,  on a pro rata basis, based on the respective amounts dtermined by clause (i) of this Section 6.06.

        Section 6.07  Distributions on REMIC Regular Interests.

        (a)    On each Distribution  Date, the Trustee shall be deemed to distribute to itself on behalf of REMIC II as the holder of the REMIC I Regular  Interests,  those  portions of the
REMIC I  Distribution  Amount not  designated to Component I of the Class R  Certificates,  in the amounts and in  accordance  with the  priorities  set forth in the  definition  of REMIC I
Distribution Amount.

        (b)    On each Distribution  Date, the Trustee shall be deemed to distribute to itself on behalf of REMIC III as the  holder of the REMIC II Regular  Interests,  those  portions  of the REMIC II  Distribution  Amount not designated to Component II of the Class R Certificates, in the amounts and in accordance  with the  priorities set forth in the definition of REMIC II
Distribution Amount.

        (c)    On each  Distribution Date the Trustee shall be deemed to distribute from REMIC
II the REMIC III  Distribution  Amount  to:  (i) the  Holders  of each  Class of  Certificates
(other  than the Class R, Class R-X,  Class X and Class XP  Certificates),  as the  holders of the REMIC III  Interests  (other  than REMIC III  Regulart  Interests  I-X-1,  I-X-2,  II-X-1,
II-X-2,  II-X-3,  III-X-1,  IV-X-2,  IV-X-2 and M-X) and (ii) to itself on behalf of REMIC IV, as the holder of REMIC III Regular Interests I-X-1, I-X-2, II-X-1,  II-X-2,  II-X-3,  III-X-1,
IV-X-2,  IV-X-2 and M-X, in the amounts and in  accordance  with the  priorities  set forth in the definition of REMIC III Distirbution Amount.

        (d)    On each  Distribution  Date,  the Trustee  shall be deemed to distribute to the holders of the Senior Class X and Class M-X  Certificates,  as the holders of REMIC IV Regular
Interests, the amounts set forth in the definition of REMIC IV Distribution Amount.

        (e)    Notwithstanding  the  deemed  distributions  on  the  REMIC  Regular  Interests described in this Section 6.07,  distributions of funds from the Certificate  Account shall be made only in accordance with Section 6.01.

                                          ARTICLE VII
                                         The Servicer

Section 7.01 Liabilities  of  the  Servicer.  The  Servicer  shall  be  liable  in  accordance herewith only to the extent of the  obligations  specifically  imposed upon and  undertaken by it herein.

Section 7.02 Merger or Consolidation of the Servicer.

(a) The Servicer will keep in full force and effect its existence,  rights and franchises as a corporation  under the laws of the state of its  incorporation,  and will obtain and  preserve its  qualification to do business as a foreign  corporation in each jurisdiction in which such qualification  is or shall be necessary to protect the  validity  and  enforceability  of this
Agreement,  the  Certificates  or any of the  Mortgage  Loans and to perform its duties  under this Agreement.

(b) Any Person  into which the  Servicer  may be merged or  consolidated,  or any  corporation resulting  from any merger or  consolidation  to which the Servicer  shall be a party,  or any
Person  succeeding  to the business of the  Servicer,  shall be the  successor of the Servicer hereunder,  without the  execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.03 Indemnification of the Trustee.

(a) The Servicer  agrees to indemnify the  Indemnified  Persons for, and to hold them harmless against,  any loss,  liability or expense  (including  reasonable legal fees and disbursements of counsel)  incurred on their part that may be sustained in connection with,  arising out of, or  relating  to, any claim or legal  action  (including  any pending or  threatened  claim or legal  action)  relating  to this  Agreement  or the  Certificates  or the powers of  attorney delivered  by the  Trustee  hereunder  (i) related  to the  Servicer's  failure to perform its duties in  compliance  with this  Agreement  (except  as any such loss,  liability  or expense shall be otherwise  reimbursable  pursuant to this  Agreement) or  (ii) incurred  by reason of the  Servicer's  willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties  hereunder or by reason of reckless  disregard  of  obligations  and duties  hereunder, provided,  in each case,  that with  respect to any such claim or legal  action (or pending or threatened  claim or legal action),  the Indemnified  Person shall have given the Servicer and the Depositor  written notice thereof  promptly after the  Indemnified  Person shall have with respect to such claim or legal action  knowledge  thereof.  The Trustee's  failure to give any such notice shall not affect the  Indemnified  Person's  right to  indemnification  hereunder, except to the extent the  Servicer is  materially  prejudiced  by such failure to give notice.
This  indemnity  shall survive the  resignation  or removal of the Servicer or the Trustee and the termination of this Agreement.

(b) The Depositor will indemnify any Indemnified Person for any loss,  liability or expense of any Indemnified  Person not otherwise  covered by the Servicer's  indemnification  pursuant to
Section  7.03(a).

Section 7.04 Limitations  on Liability of the Servicer and Others.  Subject to the  obligation of the Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

(a) Neither  the  Servicer  nor any of the  directors,  officers,  employees  or agents of the
Servicer shall be under any liability to the  Indemnified  Persons,  the Depositor,  the Trust
Fund or the  Certificateholders  for  taking  any  action or for  refraining  from  taking any action  in good  faith  pursuant  to this  Agreement,  or for  errors in  judgment;  provided, however,  that this  provision  shall not protect the Servicer or any such Person  against any breach of warranties or  representations  made herein or any liability  which would  otherwise be imposed by reason of such Person's  willful  misfeasance,  bad faith or gross negligence in the  performance  of duties or by reason of  reckless  disregard  of  obligations  and  duties hereunder.

(b) The  Servicer  and any  director,  officer,  employee or agent of the Servicer may rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any
Person respecting any matters arising hereunder.

(c) The Servicer, the Custodian and any director,  officer,  employee or agent of the Servicer or the  Custodian  shall be  indemnified  by the Trust and held harmless  thereby  against any loss,  liability or expense  (including  reasonable  legal fees and  disbursements of counsel)
incurred on their part that may be sustained in  connection  with,  arising out of, or related to, any claim or legal action  (including  any pending or  threatened  claim or legal  action)
relating to this  Agreement or the  Certificates,  other than (i) any such loss,  liability or expense  related  to the  Servicer's  failure to perform  its duties in  compliance  with this
Agreement  (except as any such loss,  liability  or expense  shall be  otherwise  reimbursable pursuant to this  Agreement),  or to the  Custodian's  failure to perform its duties under the
Custodial  Agreement,  respectively,  or (ii) any such loss,  liability or expense incurred by reason  of the  Servicer's  or  the  Custodian's  willful  misfeasance,  bad  faith  or  gross negligence  in the  performance  of duties  hereunder  or under the  Custodial  Agreement,  as applicable,  or by reason of reckless  disregard of obligations and duties  hereunder or under the Custodial Agreement, as applicable.

(d) The  Servicer  shall not be under any  obligation  to appear in,  prosecute  or defend any legal  action  that is not  incidental  to its  duties  under this  Agreement  and that in its opinion may involve it in any expense or  liability;  provided,  however,  the Servicer may in its  discretion,  with the consent of the Trustee  (which  consent  shall not be  unreasonably withheld),  undertake  any such action which it may deem  necessary or desirable  with respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the
Certificateholders  hereunder.  In such  event,  the legal  expenses  and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Trust
Fund,  and the  Servicer  shall be entitled to be  reimbursed  therefor  out of the  Custodial
Account  as  provided  by  Section 4.02.  Nothing in this  Section  7.04(d)  shall  affect the
Servicer's  obligation to service and administer  the Mortgage  Loans in accordance  with this
Agreement.

(e) In  taking  or  recommending  any  course of action  pursuant  to this  Agreement,  unless specifically  required  to do so  pursuant  to  this  Agreement,  the  Servicer  shall  not be required to investigate or make  recommendations  concerning  potential  liabilities which the
Trust  might  incur as a result of such  course of  action by reason of the  condition  of the
Mortgaged  Properties  but shall give notice to the Trustee if it has notice of such potential liabilities.

Section 7.05 Servicer Not to Resign.  Except as provided in  Section 7.07,  the Servicer shall not resign from the  obligations  and duties hereby imposed on it except upon a  determination that any such  duties  hereunder  are no  longer  permissible  under  applicable  law and such impermissibility  cannot be cured.  Any such  determination  permitting the resignation of the
Servicer shall be evidenced by an Opinion of Independent  Counsel  addressed to the Trustee to such effect  delivered  to the  Trustee.  No such  resignation  by the  Servicer  shall become effective  until the Trustee or a successor to the  Servicer  reasonably  satisfactory  to the
Trustee  shall  have  assumed  the   responsibilities  and  obligations  of  the  Servicer  in
accordance  with  Section 8.02  hereof.  The Trustee  shall  notify the Rating  Agencies  upon notice of the resignation of the Servicer.

Section 7.06 Successor  Servicer.   In  connection  with  the  appointment  of  any  successor servicer or the  assumption  of the duties of the  Servicer,  the Depositor or the Trustee may make such  arrangements  for the  compensation  of such successor  servicer out of payments on the Mortgage  Loans as the Depositor or the Trustee and such  successor  servicer shall agree.
If the  successor  servicer  does not  agree  that such  market  value is a fair  price,  such successor  servicer  shall obtain two  quotations of market value from third parties  actively engaged in the servicing of  single-family  mortgage  loans.  Notwithstanding  the  foregoing, the compensation  payable to a successor  servicer may not exceed the  compensation  which the
Servicer  would have been  entitled to retain if the Servicer had continued to act as Servicer hereunder.

Section 7.07 Sale and  Assignment  of  Servicing.  The Servicer may sell and assign its rights and delegate its duties and  obligations  in its entirety as Servicer under this Agreement and the Depositor may  terminate the Servicer  without cause and select a new Servicer;  provided, however,  that:  (i) the purchaser or transferee  accepting such assignment and delegation (a)
shall be a Person  which  shall be  qualified  to  service  mortgage  loans for  Fannie Mae or
Freddie  Mac;  (b)  shall  have a net  worth of not less than  $10,000,000  (unless  otherwise approved  by each  Rating  Agency  pursuant  to clause  (ii) below);  (c) shall be  reasonably satisfactory  to the Trustee (as evidenced in a writing signed by the Trustee);  and (d) shall
execute  and  deliver  to  the  Trustee  an  agreement,   in  form  and  substance  reasonably
satisfactory  to the  Trustee,  which  contains  an  assumption  by such Person of the due and punctual  performance  and  observance  of each  covenant  and  condition  to be  performed or observed by it as servicer under this  Agreement,  any custodial  agreement from and after the effective  date of such  agreement;  (ii) each  Rating  Agency  shall be given  prior  written notice of the  identity of the proposed  successor  to the  Servicer and each Rating  Agency's rating  of the  Certificates  in  effect  immediately  prior  to  such  assignment,  sale  and delegation  will not be  downgraded,  qualified or  withdrawn as a result of such  assignment, sale and  delegation,  as evidenced  by a letter to such effect  delivered to the Servicer and the Trustee;  (iii) the  Servicer  assigning  and selling the  servicing  shall deliver to the
Trustee an  Officer's  Certificate  and an Opinion of  Independent  Counsel  addressed  to the
Trustee,  each stating that all conditions  precedent to such action under this Agreement have been  completed  and  such  action  is  permitted  by and  complies  with  the  terms  of this
Agreement;  and (iv) in the event the Servicer is terminated  without cause by the  Depositor, the  Depositor  shall pay the  terminated  Servicer  a  termination  fee equal to 0.25% of the aggregate  Scheduled  Principal Balance of the Mortgage Loans at the time the servicing of the
Mortgage  Loans is  transferred to the successor  Servicer.  No such  assignment or delegation shall  affect any rights or  liability of the Servicer  arising  prior to the  effective  date thereof.

                                         ARTICLE VIII
                                           Default

Section 8.01 Events of Default.  "Event of Default,"  wherever  used herein,  means any one of the  following  events  (whatever the reason for such Event of Default and whether it shall be voluntary  or  involuntary  or be effected by  operation  of law or pursuant to any  judgment, decree  or order of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body) and only with respect to the defaulting Servicer:

(i) The  Servicer  fails to cause to be deposited  in the  Distribution  Account any amount so required to be deposited  pursuant to this Agreement (other than a Monthly Advance),  and such failure  continues  unremedied  for a period of three  Business Days after the date upon which written  notice of such failure,  requiring the same to be remedied,  shall have been given to the Servicer; or

(ii) The  Servicer  fails to observe or perform in any  material  respect  any other  material covenants and agreements  set forth in this  Agreement to be performed by it, which  covenants
and  agreements  materially  affect  the  rights  of  Certificateholders,   and  such  failure
continues  unremedied for a period of 60 days (or 15 days with respect to Sections 3.16,  3.17 or 3.18) after the date on which written notice of such failure,  properly  requiring the same to be  remedied,  shall have been given to the  Servicer by the Trustee or to the Servicer and the  Trustee  by  the  Holders  of  Certificates  evidencing  Fractional  Undivided  Interests aggregating not less than 25% of the Trust Fund; or

(iii) There is  entered  against  the  Servicer  a decree  or  order by a court or  agency  or
supervisory   authority  having  jurisdiction  in  the  premises  for  the  appointment  of  a conservator,  receiver or liquidator in any insolvency,  readjustment  of debt,  marshaling of assets and  liabilities  or similar  proceedings,  or for the winding up or liquidation of its affairs,  and the  continuance  of any such  decree or order is  unstayed  and in effect for a period of 60  consecutive  days,  or an  involuntary  case is  commenced  against the Servicer under any applicable  insolvency or  reorganization  statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv) The Servicer  consents to the  appointment  of a conservator or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshaling  of assets  and  liabilities  or  similar proceedings  of or  relating to the  Servicer or  substantially  all of its  property;  or the
Servicer  admits in writing  its  inability  to pay its debts  generally  as they  become due, files a petition to take advantage of any  applicable  insolvency or  reorganization  statute, makes an assignment for the benefit of its creditors,  or voluntarily  suspends payment of its obligations;

(v) The  Servicer  assigns  or  delegates  its  duties  or  rights  under  this  Agreement  in contravention  of the provisions  permitting such assignment or delegation under Sections 7.05 or 7.07; or

(vi) The  Servicer  fails to cause to be  deposited  in the  Distribution  Account any Monthly
Advance  (other  than a  Nonrecoverable  Advance)  by 5:00  p.m.  New  York  City  time on the
Distribution Account Deposit Date.
        In each and every such case,  so long as such  Event of  Default  with  respect to the
Servicer  shall not have been  remedied,  either the  Trustee or the  Holders of  Certificates evidencing  Fractional  Undivided Interests  aggregating not less than 51% of the principal of the Trust  Fund,  by notice in writing to the  Servicer  (and to the  Trustee if given by such
Certificateholders),  with a copy to the  Certificate  Insurer  and the Rating  Agencies,  and
with the consent of the Company and the Certificate  Insurer,  may terminate all of the rights and obligations  (but not the  liabilities) of the Servicer under this Agreement and in and to the  Mortgage  Loans  and/or  the REO  Property  serviced  by the  Servicer  and the  proceeds thereof.  Upon the receipt by the Servicer of the written  notice,  all authority and power of the Servicer  under this  Agreement,  whether with respect to the  Certificates,  the Mortgage
Loans,  REO Property or under any other related  agreements  (but only to the extent that such other  agreements  relate to the Mortgage  Loans or related REO  Property)  shall,  subject to
Section 8.02,  automatically  and without  further action pass to and be vested in the Trustee pursuant to this Section 8.01;  and, without limitation,  the Trustee is hereby authorized and empowered  to  execute  and  deliver,  on  behalf  of  the  Servicer  as  attorney-in-fact  or otherwise,  any and all documents  and other  instruments  and to do or  accomplish  all other
acts  or  things   necessary  or  appropriate  to  effect  the  purposes  of  such  notice  of termination,  whether to complete the transfer and  endorsement  or assignment of the Mortgage
Loans  and  related  documents,  or  otherwise.  The  Servicer  agrees to  cooperate  with the
Trustee in effecting the  termination  of the  Servicer's  rights and  obligations  hereunder, including,  without  limitation,  the transfer to the Trustee of (i) the  property and amounts which are then or should be part of the Trust or which  thereafter  become  part of the Trust;
and  (ii) originals  or copies of all  documents of the Servicer  reasonably  requested by the
Trustee to enable it to assume the  Servicer's  duties  thereunder.  In  addition to any other amounts which are then, or,  notwithstanding  the  termination  of its  activities  under this
Agreement,  may become  payable to the Servicer  under this  Agreement,  the Servicer shall be entitled to receive,  out of any amount  received on account of a Mortgage Loan or related REO
Property,  that portion of such payments which it would have received as  reimbursement  under this  Agreement if notice of  termination  had not been given.  The  termination of the rights and  obligations  of the Servicer  shall not affect any  obligations  incurred by the Servicer prior to such termination.

        Notwithstanding  the  foregoing,  if an Event of Default  described in clause  (vi) of this  Section 8.01  shall  occur,  the Trustee  shall,  by notice in writing to the  Servicer, which may be delivered by telecopy,  immediately  terminate all of the rights and  obligations of the Servicer  thereafter arising under this Agreement,  but without prejudice to any rights it may  have  as a  Certificateholder  or to  reimbursement  of  Monthly  Advances  and  other advances of its own funds,  and the Trustee  shall act as  provided in  Section 8.02  to carry out the duties of the  Servicer,  including  the  obligation  to make any Monthly  Advance the nonpayment  of which was an Event of Default  described in clause  (vi) of this  Section 8.01.
Any such  action  taken by the  Trustee  must be prior  to the  distribution  on the  relevant
Distribution Date.

Section 8.02 Trustee to Act;  Appointment  of Successor.  (a) Upon the receipt by the Servicer of a notice of  termination  pursuant to  Section 8.01  or an Opinion of  Independent  Counsel
pursuant  to  Section 7.05  to the effect  that the  Servicer  is legally  unable to act or to
delegate  its  duties  to  a  Person  which  is  legally  able  to  act,  the  Trustee   shall
automatically  become the  successor in all  respects to the  Servicer in its  capacity  under this Agreement and the  transactions  set forth or provided for herein and shall thereafter be subject to all the  responsibilities,  duties,  liabilities  and  limitations  on  liabilities relating  thereto  placed on the  Servicer  by the terms and  provisions  hereof;  provided, however,  it is understood and  acknowledged by the parties hereto that there will be a period of  transition  (not to exceed 90 days)  before the actual  servicing  functions  can be fully transferred to the Trustee or any other successor Servicer;  and provided,  further,  that the
Trustee shall have the right to select a successor Servicer;  provided further,  however, that the Trustee shall have no  obligation  whatsoever  with respect to any  liability  (other than advances deemed  recoverable and not previously  made) incurred by the Servicer at or prior to the time of termination.  As compensation therefor,  but subject to Section 7.06,  the Trustee shall be entitled to  compensation  which the Servicer  would have been  entitled to retain if the Servicer  had  continued to act  hereunder,  except for those  amounts due the Servicer as reimbursement  permitted  under  this  Agreement  for  advances  previously  made or  expenses previously  incurred.  Notwithstanding  the above,  the Trustee  may, if it shall be unwilling so to act,  or shall,  if it is  legally  unable so to act,  appoint  or  petition  a court of competent  jurisdiction  to appoint,  any  established  housing and home  finance  institution which is a Fannie Mae- or Freddie  Mac-approved  Servicer,  and with respect to a successor to the Servicer only,  having a net worth of not less than  $10,000,000,  as the successor to the
Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or liabilities of the Servicer hereunder;  provided,  that the Trustee shall obtain a letter from each Rating Agency that the ratings,  if any, on each of the Certificates  will not be lowered as a result of the  selection  of the  successor to the  Servicer.  Pending  appointment  of a successor to the Servicer  hereunder,  the Trustee shall act in such  capacity as  hereinabove provided.  In  connection  with such  appointment  and  assumption,  the Trustee may make such arrangements  for the  compensation of such successor out of payments on the Mortgage Loans as it and such successor  shall agree;  provided,  however,  that the provisions of  Section 7.06 shall apply,  the  compensation  shall not be in excess of that which the Servicer  would have been  entitled to if the Servicer  had  continued to act  hereunder,  and that such  successor shall  undertake and assume the  obligations of the Trustee to pay  compensation  to any third
Person  acting  as an  agent  or  independent  contractor  in  the  performance  of  servicing
responsibilities   hereunder.   The  Trustee  and  such  successor  shall  take  such  action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

               (b)   If the Trustee  shall  succeed to any duties of the  Servicer  respecting the Mortgage Loans as provided  herein,  it shall do so in a separate  capacity and not in its capacity as Trustee and,  accordingly,  the provisions of Article IX shall be  inapplicable to the Trustee in its duties as the  successor to the  Servicer in the  servicing of the Mortgage
Loans  (although  such  provisions  shall  continue to apply to the Trustee in its capacity as
Trustee);  the  provisions  of Article  VII,  however,  shall  apply to it in its  capacity as successor servicer.

               (c)    To the extent that the costs and expenses of the Trustee  related to any termination  of  the  Servicer,  appointment  of a  successor  Servicer  or the  transfer  and assumption  of servicing by the Trustee with  respect to this  Agreement  (including,  without limitation,  (i) all  legal  costs and  expenses  and all due  diligence  costs  and  expenses associated  with an evaluation of the potential  termination of the Servicer as a result of an event of  default  by the  Servicer  and  (ii) all  costs  and  expenses  associated  with the complete  transfer of servicing,  including,  but not limited to, all servicing  files and all servicing data and the  completion,  correction or  manipulation of such servicing data as may be  required  by the  successor  servicer  to  correct  any errors or  insufficiencies  in the servicing  data or otherwise to enable the  successor  servicer to service the Mortgage  Loans in accordance  with this  Agreement)  are not fully and timely  reimbursed  by the  terminated
Servicer,  the Trustee shall be entitled to  reimbursement of such costs and expenses from the
Distribution Account.

Section 8.03 Notification  to  Certificateholders.  Upon any  termination  or appointment of a successor  to the  Servicer,  the Trustee  shall give  prompt  written  notice  thereof to the
Certificate  Insurer and the  Certificateholders  at their respective  addresses  appearing in the Certificate Register and to the Rating Agencies.

Section 8.04 Waiver of Defaults.  The Trustee shall give prompt  written notice thereof to all
Certificateholders,  within 60 days  after the  occurrence  of any Event of  Default  actually known to a  Responsible  Officer of the Trustee,  unless such Event of Default shall have been cured,  notice  of each  such  Event  of  Default.  The  Holders  of  Certificates  evidencing
Fractional  Undivided  Interests  aggregating  not less  than 51% of the Trust  Fund  may,  on behalf of all  Certificateholders,  waive any default by the  Servicer in the  performance  of its obligations hereunder and the consequences  thereof,  except a default in the making of or the causing to be made any required  distribution on the Certificates,  which default may only be waived by Holders of Certificates  evidencing  Fractional  Undivided Interests  aggregating
100% of the  Trust  Fund.  Upon any such  waiver  of a past  default,  such  default  shall be deemed to cease to exist,  and any Event of Default arising  therefrom shall be deemed to have been timely  remedied  for every  purpose of this  Agreement.  No such waiver  shall extend to any  subsequent or other default or impair any right  consequent  thereon except to the extent expressly  so  waived.  The  Trustee  shall  give  notice  of any such  waiver  to the  Rating
Agencies and the Certificate Insurer.

Section 8.05 List  of   Certificateholders.   Upon   written   request   of   three   or  more
Certificateholders  of record,  for purposes of  communicating  with other  Certificateholders
with  respect  to  their  rights   under  this   Agreement,   the  Trustee  will  afford  such
Certificateholders   access   during   business   hours   to   the   most   recent   list   of
Certificateholders held by the Trustee.

                                           ARTICLE IX
                                    Concerning the Trustee

Section 9.01 Duties of Trustee.

(a) The  Trustee,  prior to the  occurrence  of an Event of  Default  and after the  curing or waiver of all Events of Default  which may have  occurred,  undertakes  to perform such duties and only  such  duties  as are  specifically  set  forth in this  Agreement  as  duties of the
Trustee.  If an Event of Default has  occurred  and has not been cured or waived,  the Trustee shall  exercise such of the rights and powers vested in it by this  Agreement,  and subject to
Section 8.02(b)  use the same degree of care and skill in their exercise,  as a prudent person would exercise under the circumstances in the conduct of his own affairs.

(b) Upon receipt of all resolutions,  certificates,  statements, opinions, reports, documents, orders or other  instruments  which are  specifically  required to be furnished to the Trustee pursuant to any  provision  of this  Agreement,  the Trustee  shall  examine them to determine whether they are in the form required by this Agreement;  provided,  however, that the Trustee shall  not be  responsible  for  the  accuracy  or  content  of any  resolution,  certificate,
statement,   opinion,  report,  document,  order  or  other  instrument  furnished  hereunder;
provided,   further,   that  the  Trustee  shall  not  be  responsible  for  the  accuracy  or verification of any calculation provided to it pursuant to this Agreement.

(c) On each  Distribution  Date,  the Trustee shall make monthly  distributions  and the final distribution to the  Certificateholders  from funds in the Distribution Account as provided in
Sections 6.01 and 10.01 herein.

(d) No provision of this  Agreement  shall be construed to relieve the Trustee from  liability for  its  own  negligent  action,  its  own  negligent  failure  to  act or  its  own  willful misconduct; provided, however, that:

(i) Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the Trustee shall be  determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the  performance of its duties and  obligations  as are  specifically set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this
Agreement  against  the Trustee  and, in the absence of bad faith on the part of the  Trustee, the Trustee may  conclusively  rely, as to the truth of the statements and the  correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trustee and conforming to the requirements of this Agreement;

(ii) The Trustee shall not be liable in its individual  capacity for an error of judgment made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee  shall not be liable with respect to any action  taken,  suffered or omitted to be  taken  by it in good  faith  in  accordance  with  the  directions  of the  Holders  of
Certificates  evidencing  Fractional Undivided Interests  aggregating not less than 25% of the
Trust Fund, if such action or non-action  relates to the time,  method and place of conducting any  proceeding  for any remedy  available  to the  Trustee or  exercising  any trust or other power conferred upon the Trustee under this Agreement;

(iv) The  Trustee  shall  not be  required  to take  notice  or be  deemed  to have  notice or knowledge of any default or Event of Default  unless a  Responsible  Officer of the  Trustee's
Corporate  Trust Office shall have actual  knowledge  thereof.  In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

(v) The Trustee shall not in any way be liable by reason of any  insufficiency  in any Account held  by or in  the  name  of  Trustee  unless  it  is  determined  by a  court  of  competent jurisdiction  that the Trustee's gross negligence or willful  misconduct was the primary cause of such  insufficiency  (except to the extent that the  Trustee is obligor  and has  defaulted thereon);

(vi) The Trustee shall not in any way be liable by reason of any  insufficiency in any Account held by the Trustee or any Account  held in the name of the  Trustee  unless it is  determined by a  court  of  competent  jurisdiction  that  the  Trustee's  gross  negligence  or  willful misconduct  was the  primary  cause  of such  insufficiency  (except  to the  extent  that the
Trustee is obligor and has defaulted thereon);

(vii) Anything  in this  Agreement  to the  contrary  notwithstanding,  in no event  shall the
Trustee  be  liable  for  special,  indirect  or  consequential  loss or  damage  of any  kind whatsoever  (including but not limited to lost profits),  even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(viii) None of the Trustee, the Servicer,  the Depositor or the Custodian shall be responsible for the acts or omissions of the other,  it being  understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another and

(ix) The  Trustee  shall not be required  to expend or risk its own funds or  otherwise  incur financial  liability in the performance of any of its duties hereunder,  or in the exercise of any of its rights or powers,  if there is reasonable  ground for believing  that the repayment of such funds or adequate  indemnity against such risk or liability is not reasonably  assured to it, and none of the provisions  contained in this Agreement  shall in any event require the
Trustee  to  perform,  or be  responsible  for  the  manner  of  performance  of,  any  of the obligations  of the Servicer  under this  Agreement,  except  during such time, if any, as the
Trustee  shall be the  successor  to,  and be  vested  with the  rights,  duties,  powers  and privileges of, the Servicer in accordance with the terms of this Agreement.

(e) All funds  received by the Servicer and the Trustee and required to be deposited  into any
Account  pursuant  to this  Agreement  will be promptly so  deposited  by the  Servicer or the
Trustee, as applicable.

(f) Except for those  actions  that the  Trustee is required  to take  hereunder,  the Trustee shall not have any  obligation  or  liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

Section 9.02 Certain  Matters  Affecting  the  Trustee.   Except  as  otherwise   provided  in
Section 9.01:

(a) The  Trustee  may rely and  shall be  protected  in acting or  refraining  from  acting in reliance on any  resolution,  certificate  of the  Depositor or the Servicer,  certificate  of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request, consent,  order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) The  Trustee  may consult  with  counsel and any advice of such  counsel or any Opinion of
Counsel shall be full and complete  authorization  and  protection  with respect to any action taken or  suffered  or  omitted by it  hereunder  in good  faith and in  accordance  with such advice or Opinion of Counsel;

(c) The Trustee  shall not be under any  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement,  other than its  obligation to give notices  pursuant to this
Agreement,  or to institute,  conduct or defend any litigation hereunder or in relation hereto at  the  request,  order  or  direction  of  any of  the  Certificateholders  pursuant  to the provisions  of this  Agreement,  unless  such  Certificateholders  shall  have  offered to the
Trustee  reasonable  security or indemnity  against the costs,  expenses and liabilities which may be incurred  therein or thereby.  Nothing  contained  herein shall,  however,  relieve the
Trustee of the  obligation,  upon the occurrence of an Event of Default of which a Responsible
Officer  of the  Trustee  has  actual  knowledge  (which  has not been  cured or  waived),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise,  as a prudent  person  would  exercise  under the circumstances in the conduct of his own affairs;

(d) Prior to the  occurrence  of an Event of Default  hereunder and after the curing or waiver of all Events of  Default  which may have  occurred,  the  Trustee  shall not be liable in its individual  capacity  for any  action  taken,  suffered  or  omitted  by it in good  faith and believed by it to be authorized or within the  discretion or rights or powers  conferred  upon it by this Agreement;

(e) The Trustee shall not be bound to make any investigation  into the facts or matters stated
in any resolution,  certificate,  statement,  instrument,  opinion,  report, notice,  request, consent, order, approval,  bond or other paper or document,  unless requested in writing to do so by Holders of Certificates  evidencing  Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and  provided  that the  payment  within a  reasonable  time to the
Trustee of the costs,  expenses  or  liabilities  likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee,  reasonably  assured to the Trustee,  by the  security  afforded  to it by the  terms  of  this  Agreement.  The  Trustee  may  require reasonable  indemnity  against  such  expense or  liability  as a condition to taking any such
action.   The   reasonable   expense  of  every  such   examination   shall  be  paid  by  the
Certificateholders requesting the investigation;

(f) The  Trustee  may  execute  any of the trusts or powers  hereunder  or perform  any duties hereunder  either  directly or through  Affiliates,  agents or attorneys;  provided,  however, that the  Trustee  may not  appoint  any agent  (other  than the  Custodian)  to  perform  its custodial  functions with respect to the Mortgage Files or paying agent  functions  under this
Agreement  without the express  written  consent of the  Servicer,  which  consent will not be
unreasonably   withheld.  The  Trustee  shall  not  be  liable  or  responsible  for  (i)  the misconduct  or  negligence  of any of the  Trustee's  agents or  attorneys  or a custodian  or paying agent  appointed  hereunder by the Trustee with due care and, when  required,  with the consent of the  Servicer or (ii) any acts or  omissions  of the  Servicer  (unless the Trustee has assumed the obligations of the Servicer pursuant to the provision of this Agreement);

(g) Should  the  Trustee  deem the  nature of any action  required  on its part,  other than a payment or  transfer  by the  Trustee  under  Section  4.02,  to be  unclear,  the Trustee may require  prior to such action that it be provided by the  Depositor  with  reasonable  further instructions;

(h) The right of the Trustee to perform any  discretionary  act  enumerated in this  Agreement shall not be  construed as a duty,  and the Trustee  shall not be  accountable  for other than its negligence or willful misconduct in the performance of any such act;

(i) The  Trustee  shall  not be  required  to give  any bond or  surety  with  respect  to the execution of the trust created hereby or the powers granted  hereunder,  except as provided in
Section  9.07; and

(j) Neither  the  Trustee  nor the  Servicer  shall have any duty to conduct  any  affirmative investigation  as to the occurrence of any condition  requiring the repurchase of any Mortgage
Loan by the Seller  pursuant to this  Agreement,  the Mortgage Loan Purchase  Agreement or the
eligibility of any Mortgage Loan for purposes of this Agreement.

Section 9.03 Trustee Not Liable for  Certificates  or Mortgage Loans.  The recitals  contained herein and in the Certificates  (other than the signature and  countersignature of the Trustee on the  Certificates)  shall be taken as the  statements  of the  Depositor,  and the  Trustee
shall  not  have  any   responsibility   for  their   correctness.   The   Trustee   makes  no
representation  as to  the  validity  or  sufficiency  of the  Certificates  (other  than  the signature and  countersignature  of the Trustee on the  Certificates)  or of any Mortgage Loan
except as expressly  provided in Sections 2.02 and 2.05 hereof;  provided,  however,  that the foregoing  shall not  relieve  the  Trustee of the  obligation  to review the  Mortgage  Files pursuant  to  Sections  2.02 and  2.04.  The  Trustee's  signature  and  countersignature  (or countersignature  of its  agent)  on the  Certificates  shall be  solely  in its  capacity  as
Trustee and shall not  constitute the  Certificates  an obligation of the Trustee in any other capacity.  The Trustee shall not be  accountable  for the use or  application by the Depositor of any of the  Certificates  or of the  proceeds  of  such  Certificates,  or for  the  use or application  of any funds paid to the Depositor  with respect to the Mortgage  Loans.  Subject to the provisions of  Section 2.05,  the Trustee shall not be responsible  for the legality or validity of this  Agreement  or any document or  instrument  relating to this  Agreement,  the validity of the  execution of this  Agreement or of any  supplement  hereto or  instrument  of further assurance,  or the validity,  priority,  perfection or sufficiency of the security for the Certificates  issued hereunder or intended to be issued  hereunder.  The Trustee shall not at any time  have  any  responsibility  or  liability  for or with  respect  to the  legality, validity and  enforceability  of any  Mortgage or any Mortgage  Loan,  or the  perfection  and priority of any Mortgage or the  maintenance of any such  perfection  and priority,  or for or with respect to the  sufficiency  of the Trust Fund or its ability to generate the payments to be distributed to  Certificateholders,  under this  Agreement.  The Trustee shall not have any responsibility  for filing any  financing or  continuation  statement in any public  office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to record this  Agreement  other than any  continuation  statements filed by the Trustee pursuant to Section 3.19.

Section 9.04 Trustee May Own  Certificates.  The Trustee in its individual  capacity or in any capacity other than as Trustee  hereunder may become the owner or pledgee of any  Certificates with the same  rights it would have if it were not the  Trustee  and may  otherwise  deal with the parties hereto.

Section 9.05 Trustee's  Fees and  Expenses.  The  Trustee  will be  entitled to all income and gain realized from any investment of funds in the  Distribution  Account,  pursuant to Article
IV, for the  performance  of its  activities  hereunder.  In  addition,  the  Trustee  will be entitled to recover from the  Distribution  Account  pursuant to  Section 4.04  all reasonable out-of-pocket  expenses,  disbursements  and  advances  and the  expenses  of the  Trustee  in connection  with any  Event of  Default,  any  breach  of this  Agreement  or the  Certificate
Insurance  Policy or any claim or legal action  (including any pending or threatened  claim or legal  action)  incurred  or  made  by or  against  the  Trustee  or in  connection  with  the
administration   of  the  trusts   hereunder  by  the  Trustee   (including   the   reasonable
compensation,   expenses  and   disbursements   of  its  counsel)  except  any  such  expense,
disbursement  or advance as may arise from its negligence or  intentional  misconduct or which is the  responsibility  of the  Certificateholders.  If funds in the Distribution  Account are insufficient  therefor,  the Trustee  shall recover such  expenses  from the  Depositor.  Such compensation  and  reimbursement  obligation  shall not be limited by any  provision of law in regard to the compensation of a trustee of an express trust.

Section 9.06 Eligibility  Requirements  for  Trustee.  The Trustee and any  successor  Trustee shall  during the entire  duration  of this  Agreement  be a state bank or trust  company or a national  banking  association  organized and doing  business  under the laws of such state or the United States of America,  authorized under such laws to exercise  corporate trust powers, having a combined  capital and surplus and undivided  profits of at least  $40,000,000  or, in the case of a  successor  Trustee,  $50,000,000,  subject to  supervision  or  examination  by federal or state  authority  and,  in the case of the  Trustee,  rated  "BBB" or higher by S&P with respect to their  long-term  rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding  long-term unsecured  unsubordinated  debt, and, in the case of a successor  Trustee or successor  Trustee  other than  pursuant to  Section 9.10, rated "A-1" or higher by S&P and rated in one of the two  highest  long-term  debt  categories of, or otherwise  acceptable to,  Moody's.  If the Trustee  publishes  reports of condition at least  annually,  pursuant  to law or to the  requirements  of the  aforesaid  supervising  or examining  authority,  then for the purposes of this  Section 9.06  the  combined  capital and surplus of such corporation  shall be deemed to be its total equity capital  (combined capital and  surplus) as set forth in its most recent  report of condition  so  published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the  provisions  of this
Section 9.06,  the  Trustee  shall  resign  immediately  in the  manner  and with  the  effect specified in Section 9.08.

Section 9.07 Insurance.  The  Trustee,  at its own  expense,  shall at all times  maintain and keep in full force and effect:  (i) fidelity  insurance,  (ii) theft  of  documents  insurance and (iii) forgery  insurance (which may be collectively  satisfied by a "Financial Institution
Bond"  and/or a  "Bankers'  Blanket  Bond").  All such  insurance  shall be in  amounts,  with standard  coverage  and subject to  deductibles,  as are  customary  for  insurance  typically maintained by banks or their  affiliates which act as custodians for  investor-owned  mortgage pools.  A certificate  of an officer of the Trustee as to the Trustee's  compliance  with this
Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 9.08 Resignation and Removal of the Trustee.

(a)  The Trustee may at any time resign and be  discharged  from the Trust  hereby  created by giving  written  notice  thereof  to the  Depositor  and  the  Servicer,  with  a copy  to the
Certificate  Insurer and the Rating Agencies.  Upon receiving such notice of resignation,  the
Depositor shall promptly appoint a successor Trustee,  by written  instrument,  in triplicate, one copy of which  instrument  shall be delivered to the  resigning  Trustee.  If no successor
Trustee shall have been so appointed and have  accepted  appointment  within 30 days after the giving of such  notice  of  resignation,  the  resigning  Trustee  may  petition  any court of competent jurisdiction for the appointment of a successor Trustee.

(b) If at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of Section 9.06  and shall fail to resign after written  request  therefor by the Depositor or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged a bankrupt or  insolvent,  or a receiver of the Trustee or of its  property  shall be  appointed,  or any public  officer  shall take charge or control of the Trustee or of its property or affairs for the  purpose  of  rehabilitation,  conservation  or  liquidation,  then  the  Depositor  shall promptly  remove the  Trustee  and  appoint a  successor  Trustee by  written  instrument,  in triplicate,  one copy of which  instrument  shall be delivered to the Trustee so removed,  the successor Trustee and the Certificate Insurer.

(c) The Holders of Certificates  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust Fund may at any time  remove the  Trustee  and  appoint a successor
Trustee by written  instrument or  instruments,  in  quintuplicate,  signed by such Holders or their  attorneys-in-fact  duly  authorized,  one  complete set of which  instruments  shall be delivered  to the  Depositor,  the  Servicer  and the Trustee so removed and the  successor so appointed.  In  the  event  that  the  Trustee  removed  by the  Holders  of  Certificates  in accordance with this  Section 9.08(c),  the Holders of such Certificates  shall be responsible for paying  any  compensation  payable  hereunder  to a  successor  Trustee,  in excess of the amount paid hereunder to the predecessor Trustee.

(d) No resignation or removal of the Trustee and appointment of a successor  Trustee  pursuant to any of the provisions of this  Section 9.08  shall become effective except upon appointment of and acceptance of such  appointment by the successor  Trustee as provided in  Section 9.09.
As long as the  Certificate  Insurance  Policy is in effect,  the Trustee  will send a written notice to the Certificate Insurer of any such resignation, removal or appointment.

Section 9.09 Successor Trustee.

(a) Any successor  Trustee  appointed as provided in Section 9.08  shall execute,  acknowledge and deliver to the  Depositor and to its  predecessor  Trustee an  instrument  accepting  such appointment  hereunder.  The  resignation  or removal of the  predecessor  Trustee  shall then become  effective and such  successor  Trustee,  without any further act, deed or  conveyance, shall  become  fully  vested  with all the  rights,  powers,  duties  and  obligations  of its predecessor  hereunder,  with like  effect  as if  originally  named as  Trustee  herein.  The predecessor  Trustee shall,  after its receipt of payment in full of its outstanding  fees and expenses  promptly  deliver to the successor  Trustee all assets and records of the Trust held by it  hereunder,  and the  Depositor  and the  predecessor  Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably  be required for more fully and certainly  vesting and  confirming in the successor  Trustee all such rights,  powers,  duties and obligations.

(b) No successor Trustee shall accept  appointment as provided in this Section 9.09  unless at the time of such acceptance  such successor  Trustee shall be eligible under the provisions of
Section 9.06.

(c) Upon  acceptance of appointment by a successor  Trustee as provided in this  Section 9.09, the  successor  Trustee shall mail notice of the  succession of such Trustee  hereunder to all
Certificateholders   at  their  addresses  as  shown  in  the  Certificate  Register,  to  the
Certificate  Insurer  and to the  Rating  Agencies.  The  Company  shall  pay the  cost of any mailing by the successor Trustee.

Section 9.10 Merger or Consolidation  of Trustee.  Any state bank or trust company or national banking  association  into which the Trustee may be merged or  converted  or with which it may be consolidated or any state bank or trust company or national banking  association  resulting from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any
state  bank  or  trust  company  or  national  banking   association   succeeding  to  all  or
substantially  all of the  corporate  trust  business of the Trustee shall be the successor of the  Trustee  hereunder,  provided  such  state  bank or trust  company  or  national  banking association  shall be eligible under the provisions of  Section 9.06.  Such  succession  shall be valid without the  execution,  delivery of notice or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11 Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of  any  jurisdiction  in  which  any  part  of  the  Trust  or  property constituting  the  same may at the time be  located,  the  Depositor  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee and the Depositor to act as  co-trustee or  co-trustees, jointly  with the Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust, and to vest in such Person or Persons,  in such capacity,  such title to the Trust, or any part thereof,  and, subject to the other provisions of this Section 9.11,  such powers, duties,  obligations,  rights  and  trusts  as the  Depositor  and the  Trustee  may  consider necessary or desirable.

(b) If the  Depositor  shall not have  joined  in such  appointment  within 15 days  after the receipt by it of a written  request so to do,  the  Trustee  shall have the power to make such appointment without the Depositor.

(c) No  co-trustee  or  separate  trustee  hereunder  shall be  required  to meet the terms of
eligibility  as  a  successor   Trustee  under   Section 9.06   hereunder  and  no  notice  to
Certificateholders  of the  appointment  of  co-trustee(s)  or  separate  trustee(s)  shall be required under Section 9.08 hereof.

(d) In the case of any  appointment  of a  co-trustee  or  separate  trustee  pursuant to this
Section 9.11,  all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
Trustee and  required to be conferred  on such  co-trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee and such separate  trustee or  co-trustee  jointly, except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee  hereunder  or as  successor  to the  Servicer hereunder),  the Trustee shall be  incompetent  or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust or any portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(e) Any notice,  request or other  writing  given to the Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as  effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement and the conditions of this Article IX. Each separate  trustee and  co-trustee, upon its  acceptance  of the trusts  conferred,  shall be vested  with the estates or property specified in its  instrument of  appointment,  either  jointly with the Trustee or separately, as may be provided  therein,  subject to all the  provisions of this  Agreement,  specifically including  every  provision  of this  Agreement  relating  to the conduct  of,  affecting  the liability of, or affording  protection to, the Trustee.  Every such instrument  shall be filed with the Trustee.

(f) To the extent not prohibited by law, any separate  trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact,  with full power and authority,  to do any lawful act under or with  respect  to this  Agreement  on its  behalf and in its name.  If any separate trustee or co-trustee  shall die, become  incapable of acting,  resign or be removed, all of its estates,  properties rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor
Trustee.

(g) No  trustee  under  this  Agreement  shall be  personally  liable  by reason of any act or omission of another  trustee  under this  Agreement.  The  Depositor  and the  Trustee  acting jointly  may at any  time  accept  the  resignation  of or  remove  any  separate  trustee  or co-trustee.

Section 9.12 Federal   Information   Returns  and  Reports  to   Certificateholders;   REMIC
Administration.

(a) For federal  income tax  purposes,  the  taxable  year of each  2005-AR5  REMIC shall be a calendar year and the Trustee  shall  maintain or cause the  maintenance  of the books of each such 2005-AR5 REMIC on the accrual method of accounting.

(b) The  Trustee  shall  prepare  and  file or cause to be  filed  with the  Internal  Revenue
Service,  and the Trustee shall upon the written  instruction of the Trustee sign, Federal tax information  returns or elections  required to be made hereunder with respect to each 2005-AR5
REMIC,  the Trust Fund, if applicable,  and the  Certificates  containing such information and at the  times  and in the  manner  as may be  required  by the  Code  or  applicable  Treasury regulations,  and the Trustee shall furnish to each Holder of  Certificates at any time during the calendar year for which such returns or reports are made such  statements  or  information at the times and in the manner as may be  required  thereby,  including,  without  limitation, reports  relating to mortgaged  property that is abandoned or foreclosed,  receipt of mortgage interests in kind in a trade or business, a cancellation of indebtedness,  interest,  original issue discount and market discount or premium (using a constant  prepayment  assumption of 25%
CPR).  The Trustee  will apply for an Employee  Identification  Number from the IRS under Form
SS-4 or any other  acceptable  method for all tax entities.  In connection with the foregoing, the  Trustee  shall  timely  prepare  and  file,  and  the  Trustee  shall  upon  the  written instruction  of the Trustee sign,  IRS Form 8811,  which shall provide the name and address of the person who can be contacted to obtain  information  required to be reported to the holders of regular  interests  in each  2005-AR5  REMIC (the  "REMIC  Reporting  Agent").  The Trustee
shall make elections to treat each 2005-AR5 REMIC as a REMIC (which  elections  shall apply to the taxable  period  ending  December 31,  2005 and each  calendar  year  thereafter)  in such manner as the Code or applicable Treasury  regulations may prescribe,  and as described by the
Trustee.  The  Trustee  shall  sign  all  tax  information  returns  filed  pursuant  to  this
Section and  any other  returns as may be  required  by the Code.  The  Holder of the  largest percentage  interest in the Class R  Certificates  is hereby  designated  as the "Tax  Matters
Person"  (within  the meaning of Treas.  Reg.  §§1.860F-4(d))  for each  2005-AR5  REMIC.  The
Trustee is hereby  designated  and  appointed  as the agent of each such Tax  Matters  Person.
Any Holder of a Residual  Certificate will by acceptance  thereof appoint the Trustee as agent and  attorney-in-fact  for the purpose of acting as Tax Matters Person for each 2005-AR5 REMIC during  such time as the  Trustee  does not own any such  Residual  Certificate.  In the event that the Code or  applicable  Treasury  regulations  prohibit  the Trustee from signing tax or information  returns or other  statements,  or the  Trustee  from  acting as agent for the Tax
Matters  Person,  the Trustee shall take whatever  action that in its sole good faith judgment is necessary for the proper filing of such  information  returns or for the provision of a tax matters person,  including  designation of the Holder of the largest percentage  interest in a
Residual  Certificate  to sign such  returns or act as tax  matters  person.  Each Holder of a
Residual Certificate shall be bound by this Section.

(c) The Trustee  shall  provide  upon  request and receipt of  reasonable  compensation,  such information  as  required  in  Section 860D(a)(6)(B)  of  the  Code  to the  Internal  Revenue
Service,  to any Person  purporting to transfer a Residual  Certificate to a Person other than a transferee  permitted by  Section 5.05(b),  and to any regulated  investment  company,  real
estate  investment  trust,  common  trust  fund,  partnership,   trust,  estate,  organization
described  in  Section 1381  of the Code,  or nominee  holding an interest  in a  pass-through entity  described  in  Section 860E(e)(6)  of the Code,  any  record  holder of which is not a transferee  permitted by  Section 5.05(b)  (or which is deemed by statute to be an entity with a disqualified member).

(d) The Trustee shall prepare and file or cause to be filed,  and the Trustee shall sign,  any state income tax returns  required  under  Applicable  State Law with respect to each REMIC or the Trust Fund.

(e) Notwithstanding  any other provision of this Agreement,  the Trustee shall comply with all federal  withholding  requirements  respecting payments to  Certificateholders  of interest or original  issue  discount on the  Mortgage  Loans,  that the Trustee  reasonably  believes are applicable  under the Code. The consent of  Certificateholders  shall not be required for such withholding.  In the event the Trustee  withholds any amount from  interest or original  issue
discount  payments  or  advances  thereof  to  any   Certificateholder   pursuant  to  federal
withholding  requirements,  the  Trustee  shall,  together  with its  monthly  report  to such
Certificateholders, indicate such amount withheld.

(f) The Trustee  agrees to indemnify  the Trust Fund and the Depositor for any taxes and costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the
Trust  Fund,  the  Depositor  or the  Servicer,  as a  result  of a  breach  of the  Trustee's covenants set forth in this Section 9.12.

                                          ARTICLE X
                                         Termination

Section 10.01 Termination Upon Repurchase by the Depositor or its Designee or Liquidation of
the Mortgage Loans.

(a) Subject  to  Section 10.02,   the  respective  obligations  and  responsibilities  of  the
Depositor,  the Trustee and the Servicer  created  hereby,  other than the  obligation  of the
Trustee to make payments to Certificateholders as hereinafter set forth shall terminate upon:

(i) the  repurchase  by or at the  direction  of the  Depositor  or its designee of all of the
Mortgage  Loans  and  all  related  REO  Property  remaining  in the  Trust  at a  price  (the
"Termination  Purchase  Price")  equal  to the sum of (a)  100% of the  Outstanding  Principal
Balance of each  Mortgage  Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase,  net of the principal portion of any unreimbursed  Monthly Advances on the
Mortgage  Loans unpaid to, but not including,  the first day of the month of  repurchase,  (b)
the  appraised  value  of any  related  REO  Property,  less the good  faith  estimate  of the
Depositor of  liquidation  expenses to be incurred in  connection  with its  disposal  thereof
(but not more than the Outstanding  Principal  Balance of the related Mortgage Loan,  together with  interest at the  applicable  Mortgage  Interest  Rate accrued on that balance but unpaid to,  but not  including,  the first  day of the month of  repurchase),  such  appraisal  to be calculated  by an  appraiser  mutually  agreed  upon by the  Depositor  and the Trustee at the expense of the  Depositor,  (c)  unreimbursed  out-of pocket costs of the Servicer,  including unreimbursed  servicing  advances  and  the  interest  portion  of  any  unreimbursed  Monthly
Advances,  made on the Mortgage Loans prior to the exercise of such repurchase  right, (d) any costs and damages  incurred by the Trust in connection  with any violation of any predatory or abusive  lending  laws with respect to a Mortgage  Loan,  and (e) any  unreimbursed  costs and expenses of the Servicer,  the Custodian and the Trustee  payable  pursuant to Section 9.05 or
Section 7.04(c);

(ii) the later of the making of the final  payment or other  liquidation,  or any advance with respect  thereto,  of the last Mortgage Loan,  remaining in the Trust Fund or the  disposition of all property  acquired with respect to any Mortgage Loan;  provided,  however,  that in the event that an advance has been made, but not yet recovered,  at the time of such  termination, the Person  having  made such  advance  shall be entitled  to  receive,  notwithstanding  such termination,  any payments received  subsequent thereto with respect to which such advance was made; or

(iii) the  payment  to the  Certificateholders  of all  amounts  required  to be  paid to them pursuant to this Agreement.

        No such purchase by the Depositor or its designee under  Subsection  10.01(a)(i)  will be permitted  without the consent of the Certificate  Insurer if such repurchase would cause a draw on the Certificate  Insurance  Policy to be made or if any amounts due to the Certificate
Insurer would remain unreimbursed on the final Distribution Date.

        Such designee of the Depositor,  if it is not an affiliate of the Depositor,  shall be deemed to represent  that one of the following  will be true and correct:  (i) the exercise of the  optional  termination  right  set forth in  Section  10.01(a)(i)  shall  not  result in a non-exempt  prohibited  transaction  under  ERISA or  Section  4975 of the  Code or (ii)  such designee  is (A) not a party in  interest  with  respect to any Plan and (B) is not a "benefit plan investor"  (other than a plan sponsored or maintained by such designee,  provided that no assets  of such  plan are  invested  or deemed to be  invested  in the  Certificates).  If the holder of the option is unable to exercise  such option by reason of the  preceding  sentence, then the Depositor may exercise such option.

(b) In no event, however,  shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late
Ambassador  of the  United  States  to the  Court of St.  James's,  living on the date of this
Agreement.

(c) (i) The right of the  Depositor or its designee to repurchase  all the assets of the Trust
Fund described in Section  10.01(a)(i)  above shall be  exercisable  only if (i) the Scheduled
Principal  Balance of the Mortgage  Loans at the time of any such  repurchase is less than 10%
of the  Cut-off  Date  Balance  or (ii)  the  Depositor,  based  upon an  Opinion  of  Counsel addressed  to the  Depositor  and the  Trustee  has  determined  that the REMIC  status of any
2005-AR5  REMIC has been lost or that a  substantial  risk exists that such REMIC  status will be lost for the  then-current  taxable  year.  At any time  thereafter,  in the case of (i) or
(ii) above,  the  Depositor may elect to terminate  any 2005-AR5  REMIC at any time,  and upon such  election,  the Depositor or its  designee,  shall  purchase in  accordance  with Section
10.01(a)(i) above all the assets of the Trust Fund.

(d) The Trustee shall give notice of any  termination to the  Certificateholders,  with a copy
to  the  Servicer,   the  Certificate  Insurer  and  the  Rating  Agencies,   upon  which  the
Certificateholders  shall  surrender  their  Certificates  to the  Trustee  for payment of the final  distribution  and  cancellation.  Such  notice  shall be given by  letter,  mailed  not earlier  than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such final  distribution,  and shall  specify  (i) the  Distribution  Date upon which final  payment  of the  Certificates  will be made  upon  presentation  and  surrender  of the
Certificates  at the  Corporate  Trust  Office of the  Trustee  therein  designated,  (ii) the amount of any such final payment and (iii) that  the Record Date otherwise  applicable to such
Distribution  Date  is  not  applicable,  payments  being  made  only  upon  presentation  and surrender of the Certificates at the Corporate Trust Office of the Trustee therein specified.

(e) If the option of the Depositor to repurchase or cause the  repurchase of all assets of the
Trust Fund  described in Section  10.01(a)(i)  above is exercised,  the  Depositor  and/or its designee  shall  deliver to the  Trustee  for  deposit  in the  Distribution  Account,  by the
Business Day prior to the  applicable  Distribution  Date, an amount equal to the  Termination
Purchase   Price.   Upon   presentation   and   surrender   of   the   Certificates   by   the
Certificateholders,  the Trustee shall distribute to the Certificateholders  from amounts then on deposit in the Distribution  Account an amount determined as follows:  with respect to each
Certificate  (other  than the  Class R  Certificates,  Class  R-X  Certificates  and  Class XP
Certificates),   the  outstanding   Current  Principal  Amount,  plus  with  respect  to  each
Certificate  (other  than the  Class R  Certificates,  Class  R-X  Certificates  and  Class XP
Certificates),  one month's  interest  thereon at the applicable  Pass-Through  Rate; and with respect to the Class R Certificates  and the Class XP  Certificates,  the percentage  interest evidenced  thereby  multiplied  by  the  difference,  if  any,  between  the  above  described repurchase  price  and  the  aggregate  amount  to  be  distributed  to  the  Holders  of  the
Certificates  (other  than the  Class R  Certificates,  Class  -X  Certificates  and  Class XP
Certificates).  If the proceeds with respect to the Mortgage  Loans are not  sufficient to pay all of the  Certificates in full (other than the Class R Certificates,  Class R-X Certificates and Class XP  Certificates),  any such  deficiency  will be  allocated  first,  to the Class B
Certificates,  and then to the  Class M  Certificates,  in  inverse  order of their  numerical designation,  and then to the Senior  Certificates,  on a pro rata basis.  Upon deposit of the required  repurchase  price and  following  such final  Distribution  Date,  the Trustee shall release  promptly (or cause the  Custodian  to release) to  Depositor  and/or its designee the
Mortgage  Files for the remaining  applicable  Mortgage  Loans,  and the Accounts with respect thereto shall  terminate,  subject to the Trustee's  obligation to hold any amounts payable to the  Certificateholders  in trust without  interest  pending final  distributions  pursuant to
Section  10.01(g).  Any other amounts remaining in the Accounts will belong to the Depositor.

(f) In the event that this  Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the  disposition  of all property  acquired with respect to all Mortgage
Loans  under  Section  10.01(a)(ii) above,  the  Servicer  shall  deliver to the  Trustee  for deposit in the  Distribution  Account all  distributable  amounts  remaining in the  Custodial
Account.  Upon  the  presentation  and  surrender  of  the  Certificates,  the  Trustee  shall
distribute  to  the  remaining   Certificateholders,   in  accordance  with  their  respective
interests,  all distributable  amounts remaining in the Distribution  Account. Upon deposit by the Servicer of such  distributable  amounts,  and following such final Distribution Date, the
Trustee  shall release  promptly to the  Depositor or its designee the Mortgage  Files for the remaining  Mortgage  Loans,  and the  Custodial  Account and the  Distribution  Account  shall
terminate,   subject  to  the  Trustee's  obligation  to  hold  any  amounts  payable  to  the
Certificateholders  in trust without  interest  pending final  distributions  pursuant to this
Section  10.01(f).

(g) If not all of the  Certificateholders  shall surrender their Certificates for cancellation within  six  months  after the time  specified  in the  above-mentioned  written  notice,  the
Trustee shall give a second  written notice to the remaining  Certificateholders  to surrender
their   Certificates  for  cancellation  and  receive  the  final  distribution  with  respect thereto.  If within six months after the second notice,  not all the  Certificates  shall have been  surrendered for  cancellation,  the Trustee may take  appropriate  steps, or appoint any agent to take  appropriate  steps,  to contact  the  remaining  Certificateholders  concerning surrender  of their  Certificates,  and the cost  thereof  shall be paid out of the  funds and other assets which remain subject to this Agreement.

Section 10.02 Additional  Termination  Requirements.  (a) If the  option of the  Depositor  to repurchase  all the Mortgage  Loans under Section  10.01(a)(i)  above is exercised,  the Trust
Fund and each 2005-AR5 REMIC shall be terminated in accordance  with the following  additional requirements,  unless the Trustee has been furnished  with an Opinion of Counsel  addressed to the Trustee and the  Certificate  Insurer  (which  opinion  shall not be at the expense of the
Trustee or the  Certificate  Insurer)  to the effect  that the  failure of the Trust to comply with the  requirements  of this Section  10.02 will not (i) result in the  imposition of taxes on  "prohibited  transactions"  as defined in Section 860F of the Code on each 2005-AR5  REMIC or (ii) cause any 2005-AR5  REMIC to fail to qualify as a 2005-AR5  REMIC at any time that any
Regular Certificates are outstanding:

(i) within  90 days  prior  to the  final  Distribution  Date,  at the  written  direction  of
        Depositor,  the Trustee, as agent for the respective Tax Matters Persons,  shall adopt a plan of complete  liquidation  of each  2005-AR5  REMIC in the case of a termination under  Section  10.01(a)(i).  Such plan,  which  shall be  provided  to the Trustee by
        Depositor,  shall meet the  requirements  of a "qualified  liquidation"  under Section
        860F of the Code and any regulations thereunder.

(ii) the Depositor  shall notify the Trustee at the  commencement  of such 90-day  liquidation period  and,  at or  prior  to  the  time  of  making  of  the  final  payment  on the
        Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) at or after the time of adoption of such a plan of complete  liquidation of any 2005-AR5
        REMIC and at or prior to the final  Distribution Date, the Trustee shall sell for cash all of the  assets  of the Trust to or at the  direction  of the  Depositor,  and each
        2005-AR5 REMIC, shall terminate at such time.

(b) By their acceptance of the Residual Certificates,  the Holders thereof hereby (i) agree to adopt such a plan of  complete  liquidation  of the  related  2005-AR5  REMIC upon the written request  of the  Depositor,  and  to  take  such  action  in  connection  therewith  as may be
reasonably   requested   by  the   Depositor   and   (ii) appoint   the   Depositor  as  their
attorney-in-fact,  with full power of  substitution,  for purposes of adopting  such a plan of complete  liquidation.  The  Trustee  shall  adopt  such plan of  liquidation  by  filing  the appropriate  statement  on the  final  tax  return  of  each  2005-AR5  REMIC.  Upon  complete liquidation or final  distribution  of all of the assets of the Trust Fund, the Trust Fund and each 2005-AR5 REMIC shall terminate.

                                          ARTICLE XI
                                   Miscellaneous Provisions

Section 11.01 Intent of  Parties.  The  parties  intend  that  each  2005-AR5  REMIC  shall be treated as a REMIC for federal  income tax purposes and that the  provisions of this Agreement should be  construed  in  furtherance  of this intent.  Notwithstanding  any other  express or implied  agreement to the contrary,  the Seller,  the Servicer,  the Trustee,  the  Depositor,
each  recipient of the related  Prospectus  Supplement  and, by its acceptance  thereof,  each holder of a Certificate,  agrees and acknowledges  that each party hereto has agreed that each of them and their employees,  representatives and other agents may disclose,  immediately upon commencement  of  discussions,  to any and all persons the tax  treatment and tax structure of the  Certificates  and  the  2005-AR5  REMICs,  the  transactions  described  herein  and  all materials of any kind  (including  opinions and other tax  analyses)  that are provided to any of them  relating to such tax  treatment and tax  structure  except where  confidentiality  is reasonably  necessary to comply with the securities laws of any applicable  jurisdiction.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax structure" have the meanings set forth in Treasury Regulation Sections 1.6011-4(c), 301.6111-2(c) and 301.6112-1(d).

Section 11.02 Amendment.

(a) This  Agreement  may be  amended  from time to time by the  Company,  the  Depositor,  the
Servicer and the Trustee,  without  notice to or the consent of any of the  Certificateholders and,  with  respect to any  amendment  that  adversely  affects  the  interests  of any of the
Holders  of the  Insured  Certificates  or the  Certificate  Insurer,  with the prior  written consent of the  Certificate  Insurer,  to (i) cure any  ambiguity,  (ii) correct or supplement any  provisions  herein  that may be  defective  or  inconsistent  with any  other  provisions herein,  (iii) conform any provisions herein to the provisions in the Prospectus,  (iv) comply with any  changes  in the Code or (v) make any other  provisions  with  respect  to matters or questions  arising under this Agreement  which shall not be  inconsistent  with the provisions of this  Agreement;  provided,  however,  that with  respect to  clauses  (iv) and (v) of this
Section  11.02(a),  such action shall not, as evidenced by an Opinion of Independent  Counsel, addressed  to the  Trustee,  adversely  affect in any  material  respect the  interests of any
Certificateholder;  provided,  further,  that with  respect  to  clauses  (iv) and (v) of this
Section  11.02(a),  the Trustee may request an Opinion of  Independent  Counsel,  addressed to the Trustee (but not at the expense of the Trustee),  to the effect that such  amendment  will not cause any REMIC  created  under this  Agreement  to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(b) This  Agreement may also be amended from time to time by the Company,  the  Servicer,  the
Depositor  and the  Trustee,  with the  consent  of the  Holders  of  Certificates  evidencing
Fractional  Undivided  Interests  aggregating  not less than 51% of the  Trust  Fund or of the applicable  Class or Classes,  if such amendment  affects only such Class or Classes,  for the purpose of adding any  provisions  to or  changing  in any  manner or  eliminating  any of the
provisions   of  this   Agreement   or  of   modifying   in  any  manner  the  rights  of  the
Certificateholders;  provided,  however, that no such amendment shall (i) reduce in any manner the  amount  of, or delay the  timing  of,  payments  received  on  Mortgage  Loans  which are required  to be  distributed  on any  Certificate  without  the  consent of the Holder of such
Certificate,  (ii) reduce the aforesaid  percentage of  Certificates  the Holders of which are required  to  consent  to any such  amendment,  without  the  consent  of the  Holders  of all
Certificates  then  outstanding,  or  (iii) cause  any 2005-AR5  REMIC to fail to qualify as a
REMIC for federal  income tax  purposes,  as  evidenced by an Opinion of  Independent  Counsel addressed to the Trustee  which shall be provided to the Trustee  other than at the  Trustee's expense.  Notwithstanding  any other provision of this  Agreement,  for purposes of the giving or withholding of consents pursuant to this Section 11.02(b),  Certificates  registered in the name of or held  for  the  benefit  of the  Depositor,  the  Servicer  or the  Trustee  or any
Affiliate  thereof  shall be  entitled  to vote  their  Fractional  Undivided  Interests  with respect to matters affecting such Certificates.

(c) Promptly  after the execution of any such  amendment,  the Trustee shall furnish a copy of
such  amendment  or  written   notification  of  the  substance  of  such  amendment  to  each
Certificateholder  and the Trustee,  and the Trustee shall provide a copy of such amendment or notice to the Certificate Insurer and the Rating Agencies.

(d) In the case of an amendment  under Section  11.02(b)  above, it shall not be necessary for the  Certificateholders  to approve  the  particular  form of such an  amendment.  Rather,  it shall be sufficient if the  Certificateholders  approve the  substance of the  amendment.  The manner of obtaining  such  consents  and of  evidencing  the  authorization  of the  execution thereof by Certificateholders  shall be subject to such reasonable  regulations as the Trustee may prescribe.

(e) Prior to the execution of any amendment to this  Agreement,  the Trustee shall be entitled to receive  and rely upon an Opinion of Counsel  addressed  to the  Trustee  stating  that the execution of such  amendment is  authorized or permitted by this  Agreement.  The Trustee may, but shall not be  obligated  to, enter into any such  amendment  which  affects the  Trustee's rights, duties or immunities under this Agreement.

Section 11.03 Recordation  of  Agreement.  To the extent  permitted by  applicable  law,  this
Agreement  is subject to  recordation  in all  appropriate  public  offices for real  property records  in all the  counties  or other  comparable  jurisdictions  in which any or all of the
Mortgaged  Properties are situated,  and in any other  appropriate  public recording office or elsewhere.  The  Depositor  shall  effect such  recordation,  at the expense of the Trust upon the request in writing of a  Certificateholder,  but only if such  direction is accompanied by
an  Opinion  of  Counsel  (provided  at  the  expense  of  the  Certificateholder   requesting
recordation) to the effect that such  recordation  would  materially and  beneficially  affect the interests of the Certificateholders and the Certificate Insurer or is required by law.

Section 11.04 Limitation on Rights of Certificateholders.

(a) The death or incapacity of any  Certificateholder  shall not terminate  this  Agreement or the Trust, nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an accounting  or to take any action or  proceeding in any court for a partition or winding up of the Trust,  nor  otherwise  affect the  rights,  obligations  and  liabilities  of the parties hereto or any of them.

(b) Except as  expressly  provided in this  Agreement,  no  Certificateholders  shall have any right to vote or in any manner  otherwise  control the operation and  management of the Trust, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be  construed so as to  establish  the  Certificateholders from time to time as partners or members of an association;  nor shall any  Certificateholders be under any  liability  to any third  Person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder  shall have any right by virtue of any provision of this Agreement to institute any suit,  action or  proceeding in equity or at law upon,  under or with respect to this Agreement against the Depositor,  the Trustee,  the Servicer or any successor to any such parties  unless  (i) such  Certificateholder  previously  shall  have  given to the  Trustee a written notice of a continuing default,  as herein provided,  (ii) the Holders of Certificates evidencing  Fractional  Undivided  Interests  aggregating  not less than 51% of the Trust Fund shall  have  made  written  request  upon  the  Trustee  to  institute  such  action,  suit or proceeding  in its own name as Trustee  hereunder  and shall have  offered to the Trustee such reasonable  indemnity as it may require  against the costs and expenses and  liabilities to be incurred  therein or thereby,  and  (iii) the  Trustee,  for 60 days after its receipt of such notice,  request and offer of  indemnity,  shall have  neglected or refused to  institute  any such action, suit or proceeding.

(d) No one or more Certificateholders  shall have any right by virtue of any provision of this
Agreement  to  affect  the  rights  of any  other  Certificateholders  or to obtain or seek to obtain priority or preference over any other such  Certificateholder,  or to enforce any right under this  Agreement,  except in the manner  herein  provided and for the equal,  ratable and common  benefit  of  all  Certificateholders.  For  the  protection  and  enforcement  of  the provisions of this Section 11.04,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

(e) By accepting its Insured  Certificate,  each Holder of an Insured Certificate agrees that, unless a Certificate  Insurer Default exists and is continuing,  the Certificate Insurer shall have the right to exercise  all rights of the Holders of the Insured  Certificates  under this
Agreement  (other  than the  right  to  receive  distributions  on the  Insured  Certificates)
without any further  consent of the  Holders of the  Insured  Certificates  and the Holders of
the Insured  Certificates  shall exercise any such rights only upon the written consent of the
Certificate  Insurer;  provided,  however,  each  Holder  of an  Insured  Certificate  and the
Certificate  Insurer  will  have the  right  to  receive  statements  and  reports  hereunder.
Notwithstanding  the  foregoing,  the  Certificate  Insurer  shall have no power  without  the consent of the Owner of each  Certificate  affected  thereby  to: (i) reduce in any manner the amount of, or delay the timing of,  distributions  of  principal  or  interest  required to be made  hereunder or reduce the Percentage  Interest of the Holders of the Insured  Certificates
or the  Pass-Through  Rate with  respect to any of the Insured  Certificates;  (ii) reduce the required  Fractional  Undivided Interest specified in Section 11.02 which is required to amend this  Agreement;  (iii)  create or permit the  creation  of any lien  against  any part of the
Trust Fund;  (iv) modify any provision in any way which would permit an earlier  retirement of the Insured Certificates; or (v) amend this sentence.

        (f)    The  Certificate  Insurer  is  an  intended  third-party  beneficiary  of  this
Agreement  with  respect to the  rights of the  Classes  of  Insured  Certificates.  Any right conferred to the  Certificate  Insurer shall be suspended  after the occurrence and during the continuation  of  a  Certificate  Insurer  Default.  During  any  period  of  suspension,  the
Certificate  Insurer's rights hereunder shall vest in the Holders of the Insured  Certificates
(to the  extent  such  Holders  otherwise  has such  rights  hereunder).  At such  time as the
Current  Principal  Amount  of the  Insured  Certificates  has  been  reduced  to zero and the
Certificate  Insurer has been  reimbursed  for all  amounts to which it is entitled  hereunder pursuant to Section 6.01, the Certificate Insurer's rights hereunder shall terminate.

Section 11.05 Acts of Certificateholders.

(a) Any request,  demand,  authorization,  direction,  notice, consent, waiver or other action provided by this Agreement to be given or taken by  Certificateholders  may be embodied in and evidenced  by  one  or  more  instruments  of  substantially  similar  tenor  signed  by  such
Certificateholders  in person  or by an agent  duly  appointed  in  writing.  Except as herein otherwise  expressly  provided,  such action shall become  effective  when such  instrument or instruments  are  delivered  to the  Trustee  and,  where  it is  expressly  required,  to the
Depositor.  Proof of  execution of any such  instrument  or of a writing  appointing  any such agent shall be sufficient  for any purpose of this  Agreement  and  conclusive in favor of the
Trustee and the Depositor, if made in the manner provided in this Section 11.05.

(b) The fact and date of the execution by any Person of any such  instrument or writing may be proved by the  affidavit  of a  witness  of such  execution  or by a  certificate  of a notary public or other officer authorized by law to take  acknowledgments  of deeds,  certifying that the  individual  signing  such  instrument  or  writing  acknowledged  to  him  the  execution thereof.  Where  such  execution  is by a signer  acting in a  capacity  other than his or her individual capacity,  such certificate or affidavit shall also constitute  sufficient proof of his or her  authority.  The fact and date of the execution of any such  instrument or writing, or the  authority  of the  individual  executing  the  same,  may also be  proved in any other manner which the Trustee deems sufficient.

(c) The ownership of Certificates  (notwithstanding any notation of ownership or other writing on such  Certificates,  except  an  endorsement  in  accordance  with  Section 5.02  made on a
Certificate  presented in accordance  with  Section 5.04)  shall be proved by the  Certificate
Register,  and none of the Trustee, the Depositor,  the Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

(d) Any request, demand, authorization,  direction, notice, consent, waiver or other action of the holder of any Certificate  shall bind every future holder of the same  Certificate and the holder of every Certificate  issued upon the registration of transfer or exchange thereof,  if applicable,  or in lieu thereof with respect to anything done,  omitted or suffered to be done by the Trustee,  the  Depositor,  the Servicer or any  successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

(e) In determining whether the Holders of the requisite percentage of Certificates  evidencing
Fractional  Undivided  Interests  have given any request,  demand,  authorization,  direction, notice,  consent or waiver hereunder,  Certificates owned by the Trustee,  the Depositor,  the
Servicer or any  Affiliate  thereof  shall be  disregarded,  except as  otherwise  provided in
Section 11.02(b)  and except that,  in  determining  whether the Trustee shall be protected in relying upon any such request, demand,  authorization,  direction,  notice, consent or waiver, only  Certificates  which a Responsible  Officer of the Trustee  actually knows to be so owned shall be so  disregarded.  Certificates  which have been pledged in good faith to the Trustee, the  Depositor,  the Servicer or any Affiliate  thereof may be regarded as  outstanding if the pledgor  establishes  to the  satisfaction  of the  Trustee  the  pledgor's  right to act with respect to such  Certificates  and that the pledgor is not an Affiliate  of the  Trustee,  the
Depositor, or the Servicer, as the case may be.

Section 11.06 Governing  Law.  THIS  AGREEMENT  AND THE  CERTIFICATES  SHALL BE  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK  WITHOUT  REFERENCE TO ITS CONFLICT OF LAWS
RULES (OTHER THAN SECTION  5-1401 OF THE GENERAL  OBLIGATIONS  LAW,  WHICH THE PARTIES  HERETO
EXPRESSLY  RELY  UPON IN THE  CHOICE  OF SUCH  LAW AS THE  GOVERNING  LAW  HEREUNDER)  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 11.07 Notices.  All  demands and  notices  hereunder  shall be in writing and shall be deemed given when  delivered at  (including  delivery by  facsimile)  or mailed by  registered mail,  return receipt  requested,  postage prepaid,  or by recognized  overnight  courier,  to
(i) in the case of the Depositor,  383 Madison  Avenue,  New York, New York 10179,  Attention:
Vice  President-Servicing,  telecopier  number:  (212)  272-5591,  or to such other address as may  hereafter be furnished to the other  parties  hereto in writing;  (ii) in the case of the
Trustee,  at its Corporate  Trust Office,  or such other address as may hereafter be furnished to the  other  parties  hereto in  writing;  (iii) in  the case of the  Company,  383  Madison
Avenue,  New York, New York 10179,  Attention:  Vice  President-Servicing,  telecopier number:
(212)  272-5591,  or to such other  address as may hereafter be furnished to the other parties
hereto in writing; (iv) in the case of the Servicer, P Mac Arthur Ridge II,     909     Hidden
Ridge Drive, Suite 200,      Irving,  Texas  75038,  Attention:  GreenPoint  Mortgage  Funding
2005-AR5,  facsimile  no.:  (972)  831-2997,  or  such  other  address  as  may  hereafter  be furnished  to the other  parties  hereto in writing;  (v) in the case of the Rating  Agencies,
Moody's  Investors  Service,  Inc., 99 Church Street,  New York, New York 10007 and Standard &
Poor's,  a division of The McGraw-Hill  Companies,  Inc., 55 Water Street,  New York, New York
10041;  or (vi) in the case of the  Certificate  Insurer,  Ambac  Assurance  Corporation,  One
State  Street  Plaza,  New York,  New York 10004,  Attention:  GreenPoint  2005-AR5  (telecopy number  212-208-3547),  or such other  address or telecopy  number as may be  furnished to the other parties hereto in writing.  Any notice  delivered to the Depositor,  the Servicer or the
Trustee under this  Agreement  shall be effective  only upon receipt.  Any notice  required or permitted to be mailed to a  Certificateholder,  unless otherwise  provided  herein,  shall be given by  first-class  mail,  postage  prepaid,  at the address of such  Certificateholder  as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this
Agreement shall be conclusively  presumed to have been duly given when mailed,  whether or not the Certificateholder receives such notice.

Section 11.08 Severability  of Provisions.  If any one or more of the  covenants,  agreements, provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed  severed from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 11.09 Successors and Assigns.  The provisions of this Agreement  shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Section 11.10 Article and  Section Headings.  The article and section  headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 11.11 Counterparts.  This Agreement may be executed in two or more  counterparts  each of which when so executed and delivered  shall be an original but all of which  together shall constitute one and the same instrument.

Section 11.12 Notice to Rating  Agencies.  The  article and  section  headings  herein are for convenience  of  reference  only,  and shall not  limited  or  otherwise  affect  the  meaning hereof.  The Trustee  shall  promptly  provide  notice to each Rating  Agency with  respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

        1.     Any material change or amendment to this Agreement;

        2.     The occurrence of any Event of Default that has not been cured;

        3.     The resignation or termination of the Servicer or the Trustee;

        4.     The repurchase or substitution of any Mortgage Loans;

        5.     The final payment to Certificateholders; and

        6.     Any  change  in the  location  of the  Custodial  Account  or the  Distribution
Account.

                                            [PSA]

        IN WITNESS  WHEREOF,  the  Depositor,  the Trustee,  the Servicer and the Trustee have caused  their  names  to  be  signed  hereto  by  their  respective  officers  thereunto  duly authorized as of the day and year first above written.

                                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                                   INC., as Depositor

                                                   By: /s/ Baron Silverstein
                                                   Name:  Baron Silverstein
                                                   Title: Senior Managing Director

                                                   WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                                   Trustee

                                                   By:  /s/ Stacey Taylor
                                                   Name:  Stacey Taylor
                                                   Title:  Vice President

                                                   EMC MORTGAGE CORPORATION, as Servicer and
                                                   Company

                                                   By:    /s/ Jenna Kemp
                                                   Name:  Jenna Kemp
                                                   Title:  Authorized Signatory

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04, 2.07 and 9.09(c)
in its capacity as Seller

EMC MORTGAGE CORPORATION

By:    /s/ Jenna Kemp
Name:  Jenna Kemp
Title:  Authorized Signatory

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

        On the 31st day of October, 2005 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured
Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Michelle Sterling
                                                   Notary Public

[Notarial Seal]

STATE OF MARYLAND     )
                      ) ss.:
CITY OF BALTIMORE     )
        On the 31st day of October, 2005 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells
Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Darron Woodus
                                                   Notary Public

[Notarial Seal]

STATE OF TEXAS               )
                             ) ss.:
COUNTY OF DALLAS             )

        On the 31st day of October, 2005 before me, a notary public in and for said State, personally appeared Jenna Kemp, known to me to be an authorized signatory of EMC Mortgage
Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Jenna Kemp
                                                   Notary Public

[Notarial Seal]

STATE OF TEXAS               )
                             ) ss.:
COUNTY OF DALLAS             )

        On the 31st day of October, 2005 before me, a notary public in and for said State, personally appeared Jenna Kemp, known to me to be an authorized signatory of EMC Mortgage
Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     /s/ Jenna Kemp
                                                   Notary Public

[Notarial Seal]

                                                                                                              1

                                     CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

               REMIC I Y Principal Reduction Amounts:  For any Distribution Date the amounts by which the
Uncertificated Principal Balances of the REMIC I Regular Interests Y-1, Y-2, Y-3 and Y-4, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

               First for each of Group I, Group II, Group III and Group IV determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding
Distribution Date (the "Group Interest Rate").  The Principal Reduction Amount for each of the REMIC I
Regular Interests Y will be determined pursuant to the "Generic solution for the REMIC I Y Principal
Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Groups and their related REMIC I Regular Interests Y and Z and weighted average pass-through rates and the Groups named in the Generic Solution and their related REMIC I Regular Interests Y and Z as follows:

               A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the REMIC I Regular Interests Y and Z related to that Group will be respectively identified with the REMIC I Regular Interests Y-aa and Z-aa.  The Group Interest Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D or this definition.

               B. Determine which Group has the second lowest Group Interest Rate.  That Group will be identified with Group BB and the REMIC I Regular Interests Y and Z related to that Group will be respectively identified with the REMIC I Regular Interests Y-bb and Z-bb.  The Group Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D or this definition.

               C.  Determine which Group has the third lowest Group Interest Rate.  That Group will be identified with Group CC and the REMIC I Regular Interests Y and Z related to that Group will be respectively identified with the REMIC I Regular Interests Y-cc and Z-cc.  The Group Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D or this definition.

               D.  Determine which Group has the fourth lowest Group Interest Rate.  That Group will be identified with Group DD and the REMIC I Regular Interests Y and Z related to that Group will be respectively identified with the REMIC I Regular Interests Y-dd and Z-dd.  The Group Interest Rate for that Group will be identified with M%.  If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D or this definition.

               Second, apply the Generic Solution set forth below to determine the REMIC I Regular Interest Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

        Generic  Solution  for the REMIC I Y  Principal  Reduction  Amounts : For any  Distribution  Date,  the
amounts by which the  Principal  Balances of the Y-aa,  Y-bb,  Y-cc and Y-dd Regular  Interests,  respectively, will be reduced on such  Distribution  Date by the  allocation  of  Realized  Losses  and the  distribution  of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PAAB =  the  Subordinate  Component  Balance  for  Group  AA  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

PBBB =  the  Subordinate  Component  Balance  for  Group  BB  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

PCCB =  the  Subordinate  Component  Balance  for  Group  CC  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

PDDB =  the  Subordinate  Component  Balance  for  Group  DD  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

R =     the Remittance Rate on the Subordinate Certificates
    =   (J%PAAB + K%PBBB + L%PCCB + M%PDDB)/( PAAB + PBBB + PCCB + PDDB)

R1 =    the weighted average of the Remittance Rates on the Group AA-L, Group BB-L and Group CC-L Regular
        Interests, which
    =   (J%(Pjj - ΔPjj) + K%(Pkk - ΔPkk) + M%(Pll - ΔPll))/(Pjj - ΔPjj + Pkk - ΔPkk + Pll - ΔPll)

R2 =    the weighted average of the Remittance Rates on the Group BB-L, Group CC-L and Group DD-L Regular
        Interests, which
     =  (K%(Pkk - ΔPkk) + L%(Pll - ΔPll) + M%(Pmm - ΔPmm))/(Pkk - ΔPkk + Pll - ΔPll + Pmm - ΔPmm)

R3 =    the weighted average of the Remittance Rates on the Group AA-L and Group BB-L Regular Interests,
        which
     =   (J%(Pjj - ΔPjj) + K%(Pkk - ΔPkk))/(Pjj - ΔPjj + Pkk - ΔPkk)

R4 =    the weighted average of the Remittance Rates on the Group CC-L and Group DD-L Regular Interests, which
     = (L%(Pll - ΔPll) + M%(Pmm - ΔPmm))/(Pll - ΔPll + Pmm - ΔPmm)

r1 =    the weighted average of the REMIC I Regular Interest Y-aa, REMIC I Regular Interest Y-bb and REMIC I
        Regular Interest Y-cc Remittance Rates
   =    (J% Yjj + K% Ykk + L% Yll)/(Yjj + Ykk + Yll)

r2 =    the weighted average of the REMIC I Regular Interest Y-bb, REMIC I Regular Interest Y-cc and REMIC I
        Regular Interest Y-dd Remittance Rates
        = (K% Ykk + L% Yll + M% Ymm)/(Ykk + Yll + Ymm)

r3 =    the weighted average of the REMIC I Regular Interest Y-aa and REMIC I Regular Interest Y-bb Remittance
        Rates
   =     (J% Yjj + K% Ykk)/(Yjj + Ykk)

r4 =    the weighted average of the REMIC I Regular Interest Y-cc and REMIC I Regular Interest Y-dd Remittance
        Rates
   =    (L% Yll + M% Ymm)/(Yll + Ymm)

Yjj =   the principal balance of the REMIC I Regular Interest Y-aa after distributions on the prior
        Distribution Date.

Ykk =   the principal balance of the REMIC I Regular Interest Y-bb after distributions on the prior
        Distribution Date.

Yll =   the principal balance of the REMIC I Regular Interest Y-cc after distributions on the prior
        Distribution Date.

Ymm =   the principal balance of the REMIC I Regular Interest Y-dd after distributions on the prior
        Distribution Date.

ΔYjj =   the REMIC I Regular Interest Y-aa Principal Reduction Amount.

ΔYkk =   the REMIC I Regular Interest Y-bb Principal Reduction Amount.

ΔYll =   the REMIC I Regular Interest Y-cc Principal Reduction Amount.

ΔYmm =   the REMIC I Regular Interest Y-dd Principal Reduction Amount.

Pjj =   the aggregate principal balance of the REMIC I Regular Interest Y-aa and REMIC I Regular Interest Z-aa
        after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by the portion, if any, of the Principal Balance derived from Group AA
        Loans of Component I of the Class R Certificate.

Pkk =   the aggregate principal balance of the REMIC I Regular Interest Y-bb and REMIC I Regular Interest Z-bb
        after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans reduced by the portion, if any, of the Principal Balance derived from Group BB
        Loans of Component I of the Class R Certificate.

Pll =   the aggregate principal balance of the REMIC I Regular Interest Y-cc and REMIC I Regular Interest Z-cc
        after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group CC Loans reduced by the portion, if any, of the Principal Balance derived from Group CC
        Loans of Comoponent I of the Class R Certificate.

Pmm =   the aggregate principal balance of the REMIC I Regular Interest Y-dd and REMIC I Regular Interest Z-dd
        after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group DD Loans reduced by the portion, if any, of the Principal Balance derived from Group DD
        Loans of Component I of the Class R Certificate.

ΔPjj =   the aggregate principal reduction resulting on such Distribution Date on the Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i)
        or (e)(ii) of the definition of REMIC I Distribution Amount) to be made, Net Negative Amortization to be allocated and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to Component I of the Class R Certificate, which is equal to the aggregate of the REMIC I Regular Interest Y-aa and REMIC I Regular Interest Z-aa Principal Reduction
        Amounts.

ΔPkk=    the aggregate principal reduction resulting on such Distribution Date on the Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i)
        or (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to
        Component I of the Class R Certificate, which is equal to the aggregate of the REMIC I Regular
        Interest Y-bb and REMIC I Regular Interest Z-bb Principal Reduction Amounts.

ΔPll =   the aggregate principal reduction resulting on such Distribution Date on the Group CC Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i)
        or (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to
        Component I of the Class R Certificate, which is equal to the aggregate of the REMIC I Regular
        Interest Y-cc and REMIC I Regular Interest Z-cc Principal Reduction Amounts.

ΔPmm =   the aggregate principal reduction resulting on such Distribution Date on the Group DD Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (e)(i)
        or (e)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to
        Component I of the Class R Certificate, which is equal to the aggregate of the REMIC I Regular
        Interest Y-dd and REMIC I Regular Interest Z-dd Principal Reduction Amounts.

α =      .0005

γ1 =     (R - R1)/(M% - R).  If R=>L%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =     (R - J%)/(R2 - R).  If R<K%, γ2 is a non-negative number.

γ3 =     (R - R3)/(R4 - R).  If K%<=R<=L%, γ3 is a non-negative number unless its denominator is zero, in which case it is undefined.

If γ1 is undefined, ΔYjj = Yjj, ΔYkk = Ykk, ΔYll = Yll, and ΔYmm =
        (Ymm/Pmm)ΔPmm.

If γ2 is zero, ΔYjj = (Yjj/Pjj)ΔPjj, ΔYkk = Ykk, ΔYll = Yll and ΔYmm =
        Ymm.

If K%<=R<=L% and γ3 is undefined, ΔYjj = Yjj, ΔYkk = Ykk, ΔYmm = Ymm, and ΔYll
        = (Yll/Pll)ΔPll.

If K%<=R<=L% and γ3 is zero, ΔYkk = (Ykk/Pkk)ΔPkk, ΔYjj = Yjj, ΔYll = Yll and
        ΔYmm = Ymm.

In the remaining situations, ΔYjj, ΔYkk, ΔYll and ΔYmm shall be defined as follows:

I.  If R=>L%, make the following additional definitions:

δYjj =   0,                                                       if R1< r1;
        (R1- r1)( Yjj + Ykk + Yll)Yjj/((R1 - J%)Yjj + (R1 - K%)Ykk),    if R1=> r1 and R1=>K%; and
        (R1- r1)( Yjj + Ykk + Yll)/(R1 - J%),                           if R1=> r1 and R1<K%;

δYkk =   0,                                                       if R1< r1 and R1=>K%;
        (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - K%)Ykk + (R1 - L%)Yll),    if R1< r1 and R1<K%;
        (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - J%)Yjj + (R1 - K%)Ykk),    if R1=> r1 and R1=>K%; and
        0,                                                       if R1=> r1 and R1<K%; and

δYll =   (R1- r1)( Yjj + Ykk + Yll)/(R1 - L%),                            if R1< r1 and R1=>K%;
        (R1- r1)( Yjj + Ykk + Yll)Yll/((R1 - K%)Ykk + (R1 - L%)Yll),    if R1< r1 and R1<K%; and
        0,                                                       if R1=> r1.

δY1, δYkk, and δYll are numbers between Yjj and 0, Ykk and 0, and Yll and 0, respectively, such that
        (J%(Yjj - δYjj) + K%( Ykk.- δYkk) + L%( Yll.- δYll))/(Yjj - δYjj + Ykk.-
        δYkk + Yll.- δYll) = R1.

Y5 =    Yjj - δYjj + Ykk.- δYkk + Yll.- δYll

P5 =    Pjj + Pkk + Pll.

ΔP5 =    ΔPjj + ΔPkk + ΔPll.

ΔY5 =   ΔYjj - δYjj + ΔYkk.- δYkk + ΔYll.- δYll

1.  If Ymm - α(Pmm - ΔPmm) => 0, Y5- α(P5 - ΔP5) => 0, and γ1(P5 - ΔP5) <
    (Pmm - ΔPmm), ΔYmm = Ymm - αγ1(P5 - ΔP5) and
    ΔY5 = Y5 - α(P5 - ΔP5).

2.  If Ymm - α(Pmm - ΔPmm) => 0, Y5 - α(P5 - ΔP5) => 0, and γ1(P5 - ΔP5)
    => (Pmm - ΔPmm), ΔYmm = Ymm - α(Pmm - ΔPmm) and
    ΔY5 = Y5 - (α/γ1)(Pmm - ΔPmm).

3.  If Ymm - α(Pmm - ΔPmm) < 0, Y5 - α(P5 - ΔP5) => 0, and
    Y5 - α(P5 - ΔP5) => Y5 - (Ymm/γ1), ΔYmm = Ymm - αγ1(P5 - ΔP5)
    and ΔY5 = Y5 - α(P5 - ΔP5).

4.  If Ymm - α(Pmm - ΔPmm) < 0, Y5 - (Ymm/γ1) => 0, and
    Y5 - α(P5 - ΔP5) <= Y5 - (Ymm/γ1), ΔYmm = 0 and ΔY5 = Y5 - (Ymm/γ1).

5.  If Y5 - α(P5 - ΔP5) < 0, Y5 - (Ymm/γ1) < 0, and
    Ymm - α(Pmm - ΔPmm) <= Ymm - (γ1Y5), ΔYmm = Ymm - (γ1Y5) and ΔY5 = 0.

6.  If Y5 - α(P5 - ΔP5) < 0, Ymm - α(Pmm - ΔPmm) => 0, and
    Ymm - α(Pmm - ΔPmm) => Ymm - (γ1Y5), ΔYmm = Ymm - α(Pmm - ΔPmm) and
    ΔY5 = Y5 - (α/γ1)(Pmm - ΔPmm).

ΔYjj = δYjj + [(Yjj - δYjj)/(Yjj - δYjj + Ykk - δYkk + Yll - δYll)] ΔY5

ΔYkk = δYkk + [(Ykk - δYkk)/(Yjj - δYjj + Ykk - δYkk + Yll - δYll)]ΔY5

ΔYll = δYll + [(Yll - δYll)/(Yjj - δYjj + Ykk - δYkk + Yll - δYll)]ΔY5

               The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Regular Interest Y and REMIC I Regular Interest Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1.  Making the ratio of Ymm to Y5 equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Y-aa, Y-bb, Y-cc, Y-dd, Z-aa,
        Z-bb, Z-cc and Z-dd Regular Interests is greater than or equal to zero for such Distribution Date;
    2.  Making the REMIC I Regular Interest Y-aa Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-aa and REMIC I Regular Interest Z-aa Principal Balances, the REMIC I
        Regular Interest Y-bb Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular
        Interest Y-bb and REMIC I Regular Interest Z-bb Principal Balances, the REMIC I Regular Interest Y-bb
        Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-cc and
        REMIC I Regular Interest Z-cc Principal Balances and the REMIC I Regular Interest Y-dd Principal
        Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-dd and REMIC I
        Regular Interest Z-dd Principal Balances in each case after giving effect to allocations of Realized
        Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
    3.  Making the larger of (a) the fraction whose numerator is Ymm and whose denominator is the sum of Ymm and REMIC I Regular Interest Z-dd Principal Balance and (b) the fraction whose numerator is Y5 and whose denominator is the sum of Y5, the REMIC I Regular Interest Z-aa Principal Balance, the REMIC I
        Regular Interest Z-bb Principal Balance and the REMIC I Regular Interest Z-cc Principal Balance as
        large as possible while remaining less than or equal to 0.0005.

               In the event of a failure of the foregoing portion of the definition of REMIC I Regular
Interest Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Regular Interest Y
Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized
Losses to be allocated on the related Distribution Date for the related Group remaining after the allocation of such Realized Losses to the related P-M Regular Interest (if any) and (b) the remainder of the portion of the REMIC I Available Distribution Amount derived from the related Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related P-M Regular Interest (if any), (ii) to the related X-M Regular Interests and (iii) in respect of interest on the related Y and Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC I Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY5 among ΔYjj, ΔYkk and ΔYll cannot be achieved because either ΔYjj as so defined is greater than ΔPjj, ΔYkk as so defined is greater than ΔPkk or
ΔYll as so defined is greater than ΔPll, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYjj < ΔPjj, ΔYkk < ΔPkk and ΔYll < ΔPll.

II.  If R<=K%, make the following additional definitions:

δYkk =   0,                                                       if R2< r2;
        (R2- r2)( Ykk + Yll + Ymm)Ykk/((R2 - K%)Ykk + (R2 - L%)Yll),    if R2=> r2 and R2=>L%; and
        (R2- r2)( Ykk + Yll + Ymm)/(R2 - K%),                           if R2=> r2 and R2<L%;

δYll =   0,                                                       if R2< r2 and R2=>L%;
        (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - L%)Yll + (R2 - M%)Ymm),    if R2< r2 and R2<L%;
        (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - K%)Ykk + (R2 - L%)Yll),    if R2=> r2 and R2=>L%; and
        0,                                                       if R2=> r2 and R2<L%; and

δYmm =   (R2- r2)( Ykk + Yll + Ymm)/(R2 - M%),                            if R2< r2 and R2=>L%;
        (R2- r2)( Ykk + Yll + Ymm)Ymm/((R2 - L%)Yll + (R2 - M%)Ymm),    if R2< r2 and R2<L%; and
        0,                                                       if R2=> r2.

δYkk, δYll, and δYmm are numbers between Ykk and 0, Yll and 0, and Ymm and 0, respectively, such that
        (K%(Ykk - δYkk) + L%( Yll.- δYll) + M%( Ymm.- δYmm))/(Ykk - δYkk + Yll.-
        δYll + Ymm.- δYmm) = R2.

Y6 =    Ykk - δYkk + Yll.- δYll + Ymm.- δYmm

P6 =    Pkk + Pll + Pmm.

ΔP6 =    ΔPkk + ΔPll + ΔPmm.

ΔY6 =   ΔYkk - δYkk + ΔYll.- δYll + ΔYmm.- δYmm

1.  If Y6 - α(P6 - ΔP6) => 0, Yjj- α(Pjj - ΔPjj) => 0, and γ2(Pjj - ΔPjj)
    < (P6 - ΔP6), ΔY6 = Y6 - αγ2(Pjj - ΔPjj) and
    ΔYjj = Yjj - α(Pjj - ΔPjj).

2.  If Y6 - α(P6 - ΔP6) => 0, Yjj - α(Pjj - ΔPjj) => 0, and
    γ2(Pjj - ΔPjj) => (P6 - ΔP6), ΔY6 = Y6 - α(P6 - ΔP6) and
    ΔYjj = Yjj - (α/γ2)(P6 - ΔP6).

3.  If Y6 - α(P6 - ΔP6) < 0, Yjj - α(Pjj - ΔPjj) => 0, and
    Yjj - α(Pjj - ΔPjj) => Yjj - (Y6/γ2), ΔY6 = Y6 - αγ2(Pjj - ΔPjj)
    and ΔYjj = Yjj - α(Pjj - ΔPjj).

4.  If Y6 - α(P6 - ΔP6) < 0, Yjj - (Y6/γ2) => 0, and
    Yjj - α(Pjj - ΔPjj) <= Yjj - (Y6/γ2), ΔY6 = 0 and ΔYjj = Yjj - (Y6/γ2).

5.  If Yjj - α(Pjj - ΔPjj) < 0, Yjj - (Y6/γ2) < 0, and
    Y6 - α(P6 - ΔP6) <= Y6 - (γ2Yjj), ΔY6 = Y6 - (γ2Yjj) and ΔYjj = 0.

6.  If Yjj - α(Pjj - ΔPjj) < 0, Y6 - α(P6 - ΔP6) => 0, and
    Y6 - α(P6 - ΔP6) => Y6 - (γ2Yjj), ΔY6 = Y6 - α(P6 - ΔP6) and
    ΔYjj = Yjj - (α/γ2)(P6 - ΔP6).

ΔYkk = δYkk + [(Ykk - δYkk)/(Ykk - δYkk + Yll - δYll + Ymm - δYmm)] ΔY6

ΔYll = δYll + [(Yll - δYll)/(Ykk - δYkk + Yll - δYll + Ymm - δYmm)] ΔY6

ΔYmm = δYmm + [(Ymm - δYmm)/(Ykk - δYkk + Yll - δYll + Ymm - δYmm)]Δ Y6

               The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Regular Interest Y and REMIC I Regular Interest Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1.  Making the ratio of Y6 to Yjj equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Y-aa, Y-bb, Y-cc, Y-dd, Z-aa,
        Z-bb, Z-cc and Z-dd Regular Interests is greater than or equal to zero for such Distribution Date;
    2.  Making the REMIC I Regular Interest Y-aa Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-aa and REMIC I Regular Interest Z-aa Principal Balances, the REMIC I
        Regular Interest Y-bb Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular
        Interest Y-bb and REMIC I Regular Interest Z-bb Principal Balances, the REMIC I Regular Interest Y-bb
        Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-cc and
        REMIC I Regular Interest Z-cc Principal Balances and the REMIC I Regular Interest Y-dd Principal
        Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-dd and REMIC I
        Regular Interest Z-dd Principal Balances in each case after giving effect to allocations of Realized
        Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
    3.  Making the larger of (a) the fraction whose numerator is Yjj and whose denominator is the sum of Yjj and REMIC I Regular Interest Z-aa Principal Balance and (b) the fraction whose numerator is Y6 and whose denominator is the sum of Y6, the REMIC I Regular Interest Z-bb Principal Balance, the REMIC I
        Regular Interest Z-cc Principal Balance and the REMIC I Regular Interest Z-dd Principal Balance as
        large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC I Regular Interest Y Principal
        Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Regular Interest Y Principal
        Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Group remaining after the allocation of such Realized Losses to the related P-M Regular Interest (if any) and (b) the remainder of the portion of the REMIC I Available Distribution Amount derived from the related Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related P-M Regular
        Interest (if any), (ii) to the related X-M Regular Interests and (iii) in respect of interest on the related Y and Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Y Principal
        Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of
        ΔY6 among ΔYkk, ΔYll and ΔYmm cannot be achieved because either ΔYkk as so defined is greater than
        ΔPkk, ΔYll as so defined is greater than ΔPll or ΔYmm as so defined is greater than ΔPmm, such an allocation shall be made as close as possible to the formula allocation within the requirement that
        ΔYkk < ΔPkk, ΔYll < ΔPll and ΔYmm < ΔPmm.

III.  If K%<=R<=L%, make the following additional definitions:

δYjj =   0,                                                       if R3< r3; and
        (R3- r3)( Yjj + Ykk)/(R3 - J%),                                 if R3=> r3;

δYkk =   0,                                                       if R3=> r3; and
        (R3- r3)( Yjj + Ykk)/(R3 - K%),                                 if R3< r3;

δYll =   0,                                                       if R4< r4; and
        (R4- r4)(Yll + Ymm)/(R4 - L%),                                  if R4=> r4; and

δYmm =   (R4- r4)(Yll + Ymm)/(R4 - M%),                                   if R4< r4; and
        0,                                                       if R4=> r4.

δYjj, δYkk, δYll, and δYmm are numbers between Yjj and 0, Ykk and 0, Yll and 0, and
        Ymm and 0, respectively, such that
        (J%(Yjj - δYjj) + K%(Ykk.- δYkk))/(Yjj - δYjj + Ykk.- δYkk) = R3 and
        (L%(Yll - δYll) + M%(Ymm.- δYmm))/(Yll - δYll + Ymm.- δYmm) = R4.

Y7 =    Yjj - δYjj + Ykk.- δYkk

P7 =    Pjj + Pkk.

ΔP7 =    ΔPjj + ΔPkk.

ΔY7 =   ΔYjj - δYjj + ΔYkk.- δYkk.

Y8 =    Yll.- δYll + Ymm.- δYmm.

P8 =    Pll + Pmm.

ΔP8 =    ΔPll + ΔPmm.

ΔY8 =   ΔYll.- δYll + ΔYmm.- δYmm

1.  If Y8 - α(P8 - ΔP8) => 0, Y7- α(P7 - ΔP7) => 0, and γ3(P7 - ΔP7) <
    (P8 - ΔP8), ΔY8 = Y8 - αγ3(P7 - ΔP7) and
    ΔY7 = Y7 - α(P7 - ΔP7).

2.  If Y8 - α(P8 - ΔP8) => 0, Y7 - α(P7 - ΔP7) => 0, and γ3(P7 - ΔP7) =>
    (P8 - ΔP8), ΔY8 = Y8 - α(P8 - ΔP8) and
    ΔY7 = Y7 - (α/γ3)(P8 - ΔP8).

3.  If Y8 - α(P8 - ΔP8) < 0, Y7 - α(P7 - ΔP7) => 0, and Y7 - α(P7 - ΔP7)
    => Y7 - (Y8/γ3), ΔY8 = Y8 - αγ3(P7 - ΔP7) and
    ΔY7 = Y7 - α(P7 - ΔP7).

4.  If Y8 - α(P8 - ΔP8) < 0, Y7 - (Y8/γ3) => 0, and
    Y7 - α(P7 - ΔP7) <= Y7 - (Y8/γ3), ΔY8 = 0 and ΔY7 = Y7 - (Y8/γ3).

5.  If Y7 - α(P7 - ΔP7) < 0, Y7 - (Y8/γ3) < 0, and
    Y8 - α(P8 - ΔP8) <= Y8 - (γ3Y7), ΔY8 = Y8 - (γ3Y7) and ΔY7 = 0.

6.  If Y7 - α(P7 - ΔP7) < 0, Y8 - α(P8 - ΔP8) => 0, and Y8 - α(P8 - ΔP8)
    => Y8 - (γ3Y7), ΔY8 = Y8 - α(P8 - ΔP8) and
    ΔY7 = Y7 - (α/γ3)(P8 - ΔP8).

ΔYjj = δYjj + [(Yjj - δYjj)/(Yjj - δYjj + Ykk - δYkk)] ΔY7

ΔYkk = δYkk + [(Ykk - δYkk)/( Yjj - δYjj + Ykk - δYkk)]ΔY7

ΔYll = δYll + [(Yll - δYll)/(Yll - δYll + Ymm - δYmm)] ΔY8

ΔYmm = δYmm + [(Ymm - δYmm)/(Yll - δYll + Ymm - δYmm)] ΔY8

               The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Regular Interest Y and REMIC I Regular Interest Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1.  Making the ratio of Y8 to Y7 equal to γ3 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Y-aa, Y-bb, Y-cc, Y-dd, Z-aa,
        Z-bb, Z-cc and Z-dd Regular Interests is greater than or equal to zero for such Distribution Date;
    2.  Making the REMIC I Regular Interest Y-aa Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-aa and REMIC I Regular Interest Z-aa Principal Balances, the REMIC I
        Regular Interest Y-bb Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular
        Interest Y-bb and REMIC I Regular Interest Z-bb Principal Balances, the REMIC I Regular Interest Y-bb
        Principal Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-cc and
        REMIC I Regular Interest Z-cc Principal Balances and the REMIC I Regular Interest Y-dd Principal
        Balance less than or equal to 0.0005 of the sum of the REMIC I Regular Interest Y-dd and REMIC I
        Regular Interest Z-dd Principal Balances in each case after giving effect to allocations of Realized
        Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
    3.  Making the larger of (a) the fraction whose numerator is Y7 and whose denominator is the sum of Y7, the REMIC I Regular Interest Z-aa Principal Balance and the REMIC I Regular Interest Z-bb Principal
        Balance and (b) the fraction whose numerator is Y8 and whose denominator is the sum of Y8, the REMIC I
        Regular Interest Z-cc Principal Balance and the REMIC I Regular Interest Z-dd Principal Balance as
        large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC I Regular Interest Y Principal
        Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Regular Interest Y Principal
        Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Group remaining after the allocation of such Realized Losses to the related P-M Regular Interest (if any) and (b) the remainder of the portion of the REMIC I Available Distribution Amount derived from the related Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related P-M Regular
        Interest (if any), (ii) to the related X-M Regular Interests and (iii) in respect of interest on the related Y and Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC I
        Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY7 between ΔYjj and ΔYkk, or of ΔY8 between ΔYll and ΔYmm cannot be achieved because either ΔYjj as so defined is greater than ΔPjj, ΔYkk as so defined is greater than ΔPkk, ΔYll as so defined is greater than ΔPll or ΔYmm as so defined is greater than ΔPmm, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYjj < ΔPjj, ΔYkk < ΔPkk, ΔYll < ΔPll and ΔYmm < ΔPmm.

                                                                                                     APPENDIX 2

               CALCULATION OF REMIC II PRINCIPAL REDUCTION AMOUNTS

        For any  Distribution  Date,  the  amounts by which the  principal  balances  of the  REMIC II  Regular
Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10,  LT11,  LT12,  LT13, LT14, LT15, LT16, LT17, LT18,
LT19, LT20, LT21, LT22, LT23, LT24, LT25, LT26, LT27, LT28, LT29, LT30, LT31,  LT-Y1,  LT-Y2,  LT-Y3 and LT-Y4,
respectively,  will be  reduced  on such  Distribution  Date  by the  allocation  of  Realized  Losses  and the distribution of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 =   the  aggregate  principal  balance of the REMIC II  Regular  Interest  LT1 and REMIC II  Regular
Interest  LT-Y1 after  distributions,  the  allocation of Net Deferred  Interest and the allocation of Realized
Losses on the prior Distribution Date.

        Y2 =   the principal balance of the REMIC II Regular Interest LT2 after  distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y3 =   the principal balance of the REMIC II Regular Interest LT3 after  distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y4 =   the principal balance of the REMIC II Regular Interest LT4 after  distributions,  the allocation of Net Deferred  Interest and the  allocation of Realized  Losses on the prior  Distribution  Date (note:  Y3 =
Y4).

        Y5 =   the principal balance of the REMIC II Regular Interest LT5 after  distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y6 =   the principal balance of the REMIC II Regular Interest LT6 after  distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y7 =   the principal balance of the REMIC II Regular Interest LT7 after  distributions,  the allocation of Net Deferred  Interest and the  allocation of Realized  Losses on the prior  Distribution  Date (note:  Y6 =
Y7).

        Y8 =   the  aggregate  principal  balance of the REMIC II  Regular  Interest  LT8 and REMIC II  Regular
Interest  LT-Y2 after  distributions  and the  allocation of Realized  Losses and Net Deferred  Interest on the
prior Distribution Date.

        Y9 =   the  principal  balance  of the  REMIC II  Regular  Interest  LT9  after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y10 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT10 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y11 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT11 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date (note:  Y11 = Y10).

        Y12 =  the principal balance of the REMIC II Regular Interest LT12 after distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y13 =  the principal balance of the REMIC II Regular Interest LT13 after distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y14 =  the principal balance of the REMIC II Regular Interest LT14 after distributions,  the allocation of Net Deferred  Interest and the allocation of Realized  Losses on the prior  Distribution  Date (note:  Y13 =
Y14).

        Y15 =  the principal balance of the REMIC II Regular Interest LT15 after distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y16 =  the principal balance of the REMIC II Regular Interest LT16 after distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y17 =  the principal balance of the REMIC II Regular Interest LT17 after distributions,  the allocation of Net Deferred  Interest and the allocation of Realized  Losses on the prior  Distribution  Date (note:  Y16 =
Y17).

        Y18 =  the aggregate  principal  balance of the REMIC II  Regular  Interest  LT18 and REMIC II  Regular
Interest  LT-Y3 after  distributions,  the  allocation of Net Deferred  Interest and the allocation of Realized
Losses on the prior Distribution Date.

        Y19 =  the principal balance of the REMIC II Regular Interest LT19 after distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y20 =  the principal balance of the REMIC II Regular Interest LT20 after distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y21 =  the principal balance of the REMIC II Regular Interest LT21 after distributions,  the allocation of Net Deferred  Interest and the allocation of Realized  Losses on the prior  Distribution  Date (note:  Y20 =
Y21).

        Y22 =  the aggregate  principal  balance of the REMIC II  Regular  Interest  LT22 and REMIC II  Regular
Interest  LT-Y4 after  distributions  and the  allocation of Realized  Losses and Net Deferred  Interest on the
prior Distribution Date.
        Y23 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT23 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y24 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT24 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y25 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT25 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date (note:  Y24 = Y25).

        Y26 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT23 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y27 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT24 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y28 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT28 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date (note:  Y27 = Y28).

        Y29 =  the aggregate  principal  balance of the REMIC II Regular Interest LT29 after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y30 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT30 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y31 =  the  principal  balance  of the  REMIC II  Regular  Interest  LT31 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date (note:  Y30 = Y31).

        ΔY1 =  the aggregate of the REMIC II Regular  Interest LT1 Principal  Reduction Amount and the REMIC II
Regular Interest LT-Y1 Principal Reduction Amount.

        ΔY2 =  the REMIC II Regular Interest LT2 Principal Reduction Amount.

        ΔY3 =  the REMIC II Regular Interest LT3 Principal Reduction Amount.

        ΔY4 =  the REMIC II Regular Interest LT4 Principal Reduction Amount.

        ΔY5 =  the REMIC II Regular Interest LT5 Principal Reduction Amount.

        ΔY6 =  the REMIC II Regular Interest LT6 Principal Reduction Amount.

        ΔY7 =  the REMIC II Regular Interest LT7 Principal Reduction Amount.

        ΔY8 =  the aggregate of the REMIC II Regular  Interest LT8 Principal  Reduction Amount and the REMIC II
Regular Interest LT-Y2 Principal Reduction Amount.

        ΔY9 =  the REMIC II Regular Interest LT9 Principal Reduction Amount.

        ΔY10 = the REMIC II Regular Interest LT10 Principal Reduction Amount.

        ΔY11 = the REMIC II Regular Interest LT11 Principal Reduction Amount.

        ΔY12 = the REMIC II Regular Interest LT12 Principal Reduction Amount.

        ΔY13 = the REMIC II Regular Interest LT13 Principal Reduction Amount.

        ΔY14 = the REMIC II Regular Interest LT14 Principal Reduction Amount.

        ΔY15 = the REMIC II Regular Interest LT15 Principal Reduction Amount.

        ΔY16 = the REMIC II Regular Interest LT16 Principal Reduction Amount.

        ΔY17 = the REMIC II Regular Interest LT17 Principal Reduction Amount.

        ΔY18 = the aggregate of the REMIC II Regular Interest LT18 Principal  Reduction Amount and the REMIC II
Regular Interest LT-Y3 Principal Reduction Amount.

        ΔY19 = the REMIC II Regular Interest LT19 Principal Reduction Amount.

        ΔY20 = the REMIC II Regular Interest LT20 Principal Reduction Amount.

        ΔY21 = the REMIC II Regular Interest LT21 Principal Reduction Amount.

        ΔY22 = the aggregate of the REMIC II Regular Interest LT22 Principal  Reduction Amount and the REMIC II
Regular Interest LT-Y4 Principal Reduction Amount.

        ΔY23 = the REMIC II Regular Interest LT23 Principal Reduction Amount.

        ΔY24 = the REMIC II Regular Interest LT24 Principal Reduction Amount.

        ΔY25 = the REMIC II Regular Interest LT25 Principal Reduction Amount.

        ΔY26 = the REMIC II Regular Interest LT26 Principal Reduction Amount.

        ΔY27 = the REMIC II Regular Interest LT27 Principal Reduction Amount.

        ΔY28 = the REMIC II Regular Interest LT28 Principal Reduction Amount.

        ΔY29 = the REMIC II Regular Interest LT29 Principal Reduction Amount.

        ΔY30 = the REMIC II Regular Interest LT30 Principal Reduction Amount.

        ΔY31 = the REMIC II Regular Interest LT31 Principal Reduction Amount.

        O0 =   the aggregate  principal balance of the REMIC II Regular Interests LT1, LT2, LT3, LT4, LT5, LT6,
LT7, LT8, LT9, LT10,  LT11,  LT12,  LT13,  LT14,  LT15,  LT16,  LT17, LT18, LT19, LT20, LT21, LT22, LT23, LT24,
LT25, LT26, LT27, LT28, LT29, LT30, LT31, LT-Y1,  LT-Y2,  LT-Y3 and LT-Y4 after  distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        O1 =   the aggregate  principal balance of the REMIC II Regular Interests LT1, LT2, LT3, LT4, LT5, LT6,
LT7, LT8, LT9, LT10,  LT11,  LT12,  LT13,  LT14,  LT15,  LT16,  LT17, LT18, LT19, LT20, LT21, LT22, LT23, LT24,
LT25, LT26, LT27, LT28, LT29, LT30, LT31, LT-Y1,  LT-Y2,  LT-Y3 and LT-Y4 after  distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses to be made on such Distribution Date.

        P0 =   the aggregate principal balance of the Mortgage Loans in Loan Group I after  distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        P1 =   the aggregate principal balance of the Mortgage Loans in Loan Group I after  distributions,  the allocation  of Net Deferred  Interest and the  allocation  of Realized  Losses to be made on such  Distribution
Date.

        Q0 =   the aggregate principal balance of the Mortgage Loans in Loan Group II after distributions,  the allocation of Net Deferred  Interest and the allocation of Realized Losses on the prior  Distribution  Date (Q0
= (1)Q0 + (2)Q0 +  (3)Q0,  where  (1)Q0 , (2)Q0  and  (3)Q0  represent  the  portions  of Q0  derived  from the respective subgroups of the Group II Loans).

        Q1 =   the aggregate principal balance of the Mortgage Loans in Loan Group II after distributions,  the allocation  of Net Deferred  Interest and the  allocation  of Realized  Losses to be made on such  Distribution
Date (Q1 = (1)Q1 + (2)Q1 + (3)Q1,  where (1)Q1 , (2)Q1 and (3)Q1  represent the portions of Q0 derived from the respective subgroups of the Group II Loans).

        M0 =   the aggregate  principal  balance of the Mortgage  Loans in Loan Group III after  distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        M1 =   the aggregate  principal  balance of the Mortgage  Loans in Loan Group III after  distributions, the allocation of Net Deferred  Interest and the allocation of Realized Losses to be made on such  Distribution
Date.

        N0 =   the aggregate principal balance of the Mortgage Loans in Loan Group IV after distributions,  the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        N1 =   the aggregate principal balance of the Mortgage Loans in Loan Group IV after distributions,  the allocation  of Net Deferred  Interest and the  allocation  of Realized  Losses to be made on such  Distribution
Date.

        ΔO =   O0 - O1 = the  aggregate of the REMIC II  Regular  Interests  LT1, LT2, LT3, LT4, LT5, LT6, LT7,
LT8, LT9, LT10,  LT11,  LT12,  LT13,  LT14,  LT15,  LT16, LT17, LT18, LT19, LT20, LT21, LT22, LT23, LT24, LT25,
LT26, LT27, LT28, LT29, LT30, LT31, LT-Y1, LT-Y2, LT-Y3 and LT-Y4 Principal Reduction Amounts, which

              =the aggregate of the Net Deferred  Interest and the principal  portions of Realized Losses to be allocated  to, and the  principal  distributions  to be made on, the  Certificates  on such  Distribution  Date
(including  distributions  of accrued  and  unpaid  interest  on the  Class I-X-1,  Class I-X-2,  Class II-X-1,
Class II-X-2,  Class II-X-3,  Class III-X-1,  Class IV-X-1,  Class IV-X-1  and Class M-X Certificates for prior
Distribution Dates).

        ΔP =   P0 - P1 = the  aggregate of the Net Deferred  Interest  and the  principal  portions of Realized
Losses  to be  allocated  to,  and  the  principal  distributions  to be  made  on,  the  Certificates  on such
Distribution Date (including  distributions of accrued and unpaid interest on the Class I-X-1,  Class I-X-2 and
Class M-X  Certificates for prior  Distribution  Dates) from amounts payable with respect to the Mortgage Loans in Loan Group I.

        ΔQ =   Q0 - Q1 = the  aggregate of the Net Deferred  Interest  and the  principal  portions of Realized
Losses  to be  allocated  to,  and  the  principal  distributions  to be  made  on,  the  Certificates  on such
Distribution Date (including  distributions of accrued and unpaid interest on the  Class II-X-1,  Class II-X-2,
Class II-X-3  and Class M-X  Certificates  for prior  Distribution  Dates) from amounts payable with respect to the Mortgage Loans in Loan Group II.

        ΔM =   M0 - M1 = the  aggregate of the Net Deferred  Interest  and the  principal  portions of Realized
Losses  to be  allocated  to,  and  the  principal  distributions  to be  made  on,  the  Certificates  on such
Distribution  Date (including  distributions of accrued and unpaid interest on the  Class III-X-1 and Class M-X
Certificates  for prior  Distribution  Dates) from amounts  payable with respect to the Mortgage  Loans in Loan
Group III.

        ΔN =   N0 - N1 = the  aggregate of the Net Deferred  Interest  and the  principal  portions of Realized
Losses  to be  allocated  to,  and  the  principal  distributions  to be  made  on,  the  Certificates  on such
Distribution  Date (including  distributions of accrued and unpaid interest on the  Class IV-X-1,  Class IV-X-1 and Class M-X  Certificates  for prior  Distribution  Dates) from amounts  payable with respect to the Mortgage
Loans in Loan Group IV.

        V0 =   the weighted  average of the Net Rates on the Mortgage  Loans  (stated as a monthly  rate) after giving  effect to amounts  distributed  and Realized  Losses and Net Deferred  Interest  allocated on the prior
Distribution Date.

        V1 =   the weighted  average of the Net Rates on the Mortgage  Loans  (stated as a monthly  rate) after giving effect to amounts to be  distributed  and Realized  Losses and Net Deferred  Interest to be allocated on such Distribution Date.

        R0 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group I after giving effect to amounts  distributed and Realized Losses and Net Deferred Interest  allocated on the prior Distribution Date.

        R1 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group I after giving effect to amounts to be distributed  and Realized  Losses and Net Deferred  Interest to be
allocated on such Distribution Date.

        S0 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group II after giving effect to amounts  distributed  and Realized Losses and Net Deferred  Interest  allocated on the prior Distribution Date.

        S1 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group II after giving effect to amounts to be distributed and Realized  Losses and Net Deferred  Interest to be
allocated on such Distribution Date.

        T0 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group III after giving effect to amounts  distributed and Realized Losses and Net Deferred  Interest  allocated on the prior Distribution Date.

        T1 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group III after giving effect to amounts to be  distributed  and Realized  Losses and Net Deferred  Interest to
be allocated on such Distribution Date.

        U0 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group IV after giving effect to amounts  distributed  and Realized Losses and Net Deferred  Interest  allocated on the prior Distribution Date.

        U1 =   the weighted  average  (stated as a monthly rate) of the Net Rates on the Mortgage Loans in Loan
Group IV after giving effect to amounts to be distributed and Realized  Losses and Net Deferred  Interest to be
allocated on such Distribution Date.

        G0 =   P0 minus  the  aggregate  principal  balance  of the Class  I-A  Certificates  and the Class I-X
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on the prior Distribution Date.

        G1 =   P1 minus  the  aggregate  principal  balance  of the Class  I-A  Certificates  and the Class I-X
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on such Distribution Date.

        H0 =   Q0 minus the  aggregate  principal  balance  of the Class II-A  Certificates  and the Class II-X
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on the prior  Distribution Date (H0 = (1)H0 + (2)H0 + (3)H0,  where (1)H0 , (2)H0 and (3)H0 represent the portions of Q0 derived from the respective subgroups of the Group II Loans.

        H1 =   Q1 minus the  aggregate  principal  balance  of the Class II-A  Certificates  and the Class II-X
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on such  Distribution  Date (H1 = (1)H1 + (2)H1 + (3)H1,  where (1)H1 , (2)H1 and (3)H1 represent the portions of Q1 derived from the respective subgroups of the Group II Loans..

        I0 =   M0 minus the aggregate  principal balance of the Class III-A  Certificates and the Class III-X-1
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on the prior Distribution Date.

        I1 =   M1 minus the aggregate  principal balance of the Class III-A  Certificates and the Class III-X-1
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on such Distribution Date.

        J0 =   N0 minus the  aggregate  principal  balance  of the Class IV-A  Certificates  and the Class IV-X
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on the prior Distribution Date.

        J1 =   N1 minus the  aggregate  principal  balance  of the Class IV-A  Certificates  and the Class IV-X
Certificates  after  giving  effect to  amounts  distributed  and  Realized  Losses and Net  Deferred  Interest
allocated on such Distribution Date.

        g0 =   G0 /( G0 + H0 + I0 + J0 )

        h0 =   H0 /( G0 + H0 + I0 + J0 ). h0 = (1)h0 + (2)h0 + (3)h0,  where  (1)h0 is the  portion  of h0 that relates to Subgroup IIa,  etcetra.

        i0 =   I0 /( G0 + H0 + I0 + J0 )

        j0 =   J0 /( G0 + H0 + I0 + J0 )

        g1 =   G1 /( G1 + H1 + I1 + J1 )

        h1 =   H1 /( G1 + H1 + I1 + J1 ). h1 = (1)h1 + (2)h1 + (3)h1,  where  (1)h1 is the  portion  of h1 that relates to Subgroup IIa,  etcetra.

        i1 =   I1 /( G1 + H1 + I1 + J1 )

        j1 =   J1 /( G1 + H1 + I1 + J1 )

        Д = G0 - G1

        Ж = H0 - H1

        Я = I0 - I1

        Ю = J0 - J1

        G = Д/( Д + Ж + Я + Ю )

        H = Ж/( Д + Ж + Я + Ю )

        I = Я/( Д + Ж + Я + Ю )

        H = Ю/( Д + Ж + Я + Ю )

        (1)α = (Y2 + Y3)/P0.  The  initial  value of α on the  Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        (1)γ0 =the lesser of (A) the sum of (1) for the Class of Class I-A-1  Certificates,  the product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior
Distribution  Date,  (2) for the  Class I-A-2  Certificates,  the  product  of (i) the Net  Rate  Cap for  such
Class, stated as a monthly interest rate,  applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate Certificate  Principal Balance for such Class after  distributions and the allocation of
Realized  Losses and Net Deferred  Interest on the prior  Distribution  Date and (3) for all Classes of Class M and Class B  Certificates,  the product for each  Class of  (i) the Net Rate Cap  applicable  to the  Class I-A
Certificates,  stated as a monthly interest rate,  applicable for distributions to be made on such Distribution
Date, (ii) the aggregate  Certificate  Principal Balance for such Class  after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (iii) g0 and (B) R0*P0.

        (1)γ1  =      the lesser of (A) the sum of (1) for the  Class I-A-1  Certificates,  the  product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions  to be made  on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred
Interest to be made on such  Distribution  Date, (2) for the Class I-A-2  Certificates,  the product of (i) the
Net Rate Cap for such  Class, stated  as a monthly  interest rate,  applicable for  distributions to be made on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate  Principal  Balance  for such
Class after  distributions  and the  allocation  of  Realized  Losses  and Net  Deferred  Interest  on the such
Distribution  Date and (3) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of (i) the Net Rate Cap  applicable to the Class I-A  Certificates,  stated as a monthly  interest  rate, applicable  for  distributions  to be made  on the  next  succeeding  Distribution  Date,  (ii)  the  aggregate
Certificate  Principal  Balance for such Class  after  distributions  and the allocation of Realized Losses and
Net Deferred Interest to be made on such Distribution Date and (iii) g1 and (B) R1*P1.

        Then, based on the foregoing definitions:

        ΔY1 =  ΔP - ΔY2 - ΔY3 - ΔY4 - ΔY5 - ΔY6 - ΔY7 - G (ΔY29 - ΔY30 - ΔY31 ),

        ΔY2 =  ((1)α/2){( (1)γ0R1 - (1)γ1R0)/R0R1};

        ΔY3 =  (1)αΔP - ΔY2; and

        ΔY4 =  ΔY3.

        if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY3, as so determined, is negative, then

        ΔY3 = 0;

        ΔY2 = (1)α{(1)γ1R0P0 - (1)γ0R1P1}/{2R1R0P1 -  (1)γ1R0}; and

        ΔY4 = ΔY3.

        (2)    If ΔY2, as so determined, is negative, then

        ΔY2 = 0;

        ΔY3 = (1)α{γ1R0P0 - γ0R1P1}/{γ1R0}; and

        ΔY4 = ΔY3.

        (2)α = (Y5 + Y6)/P0.  The  initial  value of α on the  Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        (2)γ0 =the lesser of (A) the sum of (1) for the Class of Class I-A-2  Certificates,  the product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior
Distribution  Date,  (2) for the  Class I-A-1  Certificates,  the  product  of (i) the Net  Rate  Cap for  such
Class, stated as a monthly interest rate,  applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate Certificate  Principal Balance for such Class after  distributions and the allocation of
Realized  Losses and Net Deferred  Interest on the prior  Distribution  Date and (3) for all Classes of Class M and Class B  Certificates,  the product for each  Class of  (i) the Net Rate Cap  applicable  to the  Class I-A
Certificates,  stated as a monthly interest rate,  applicable for distributions to be made on such Distribution
Date, (ii) the aggregate  Certificate  Principal Balance for such Class  after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (iii) g0 and (B) R0*P0.

        (2)γ1  =      the lesser of (A) the sum of (1) for the  Class I-A-2  Certificates,  the  product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions  to be made  on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred
Interest to be made on such  Distribution  Date, (2) for the Class I-A-1  Certificates,  the product of (i) the
Net Rate Cap for such  Class, stated  as a monthly  interest rate,  applicable for  distributions to be made on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate  Principal  Balance  for such
Class after  distributions  and the  allocation  of  Realized  Losses  and Net  Deferred  Interest  on the such
Distribution  Date and (3) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of (i) the Net Rate Cap  applicable to the Class I-A  Certificates,  stated as a monthly  interest  rate, applicable  for  distributions  to be made  on the  next  succeeding  Distribution  Date,  (ii)  the  aggregate
Certificate  Principal  Balance for such Class  after  distributions  and the allocation of Realized Losses and
Net Deferred Interest to be made on such Distribution Date and (iii) g1 and (B) R1*P1.

        Then, based on the foregoing definitions:

        ΔY5 =  ((2)α/2){( (2)γ0R1 - (2)γ1R0)/R0R1};

        ΔY6 =  (2)αΔP - ΔY5; and

        ΔY7 =  ΔY6.

        if both ΔY5 and ΔY6, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY6, as so determined, is negative, then

        ΔY6 = 0;

        ΔY5 = (2)α{(2)γ1R0P0 - (2)γ0R1P1}/{2R1R0P1 -  (2)γ1R0}; and

        ΔY7 = ΔY6.

        (2)    If ΔY5, as so determined, is negative, then

        ΔY5 = 0;

        ΔY6 = (2)α{(2)γ1R0P0 - (2)γ0R1P1}/{(2)γ1R0}; and

        ΔY7 = ΔY6.

        ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4. - ΔY5 - ΔY6 - ΔY7 - G ( ΔY29 - ΔY30 - ΔY31 ).

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        (1)β = (Y9 + Y10)/Q0.  The  initial  value of β on the Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        (1)Γ0 =the  lesser of (A) the sum of (1) for  the II-A-1a  Component  of the II-A-1  Certificates,  the
II-A-2a  Component  of the II-A-2  Certificates  and the II-A-3a  Component of the II-A-3  Certificates  of the
product for each  Component of  (i) the monthly  interest rate (as limited by the Net Rate Cap, if  applicable)
for such  Component applicable  for  distributions to be made on such  Distribution Date and (ii) the aggregate
Certificate  Principal  Balance for such  Component after  distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior  Distribution  Date, (2) for the II-A-1b and II-A-1c  Components of the
II-A-1  Certificates,  the  II-A-2b  and  II-A-2c  Components  of the II-A-2  Certificates  and the II-A-3b and
II-A-3c Components of the II-A-3 Certificates,  the product for each Component of (i) the monthly interest rate
(as limited by the Net Rate Cap, if applicable) for such  Component applicable  for distributions to be made on such  Distribution  Date  and  (ii) the  aggregate  Certificate  Principal  Balance  for  such  Component after distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior  Distribution Date and (3) for all  Classes of Class M  and  Class B  Certificates  of the  product  for each  Class of  (i) (1)h0 multiplied  by the Net Rate Cap  applicable  to the a  Components  of the  Class II-A  Certificates  plus (2)h0 multiplied  by the Net Rate Cap  applicable  to the b  Components  of the  Class II-A  Certificates  plus (3)h0 multiplied  by the Net Rate Cap  applicable  to the c Components  of the  Class II-A  Certificates,  where each rate is stated as a monthly interest rate,  applicable for  distributions to be made on such  Distribution Date and (ii) the aggregate  Certificate  Principal  Balance for such Class  after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (B) S0*Q0.

        (1)Γ1  =      the lesser of (A) the sum of (1) for  the II-A-1a  Component of the II-A-1  Certificates,
the II-A-2a Component of the II-A-2  Certificates and the II-A-3a  Component of the II-A-3  Certificates of the
product for each  Component of  (i) the monthly  interest rate (as limited by the Net Rate Cap, if  applicable)
for such  Component applicable  for  distributions  to be made on then next  succeeding  Distribution  Date and
(ii) the aggregate Certificate  Principal Balance for such Component after  distributions and the allocation of
Realized  Losses  and Net  Deferred  Interest  on such  Distribution  Date,  (2) for  the II-A-1b  and  II-A-1c
Components of the II-A-1  Certificates,  the II-A-2b and II-A-2c Components of the II-A-2  Certificates and the
II-A-3b and II-A-3c  Components of the II-A-3  Certificates,  the product for each Component of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such  Component applicable  for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such  Component after  distributions  and the allocation of Realized  Losses and Net Deferred  Interest on such
Distribution  Date and (3) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of  (i)  (1)h1  multiplied  by the  Net  Rate  Cap  applicable  to  the a  Components  of the  Class II-A
Certificates  plus (2)h1  multiplied  by the Net Rate Cap  applicable  to the b  Components  of the  Class II-A
Certificates  plus (3)h1  multiplied  by the Net Rate Cap  applicable  to the c  Components  of the  Class II-A
Certificates,  where each rate is stated as a monthly  interest rate,  applicable for  distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate Principal Balance for such Class after  distributions  and the allocation of Realized Losses and Net Deferred Interest on such Distribution Date and (B) S1*Q1.

        Then, based on the foregoing definitions:

        ΔY9 =  ((1)β/2){( (1)Γ0S1 - (1)Γ1S0)/S0S1};

        ΔY10 = (1)βΔQ - ΔY9; and

        ΔY11 = ΔY10,

        if both ΔY9 and ΔY10, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY10, as so determined, is negative, then

        ΔY10 = 0;

        ΔY9 = (1)β{(1)Γ1S0Q0 - (1)Γ0S1Q1}/{2S1S0Q1 -  (1)Γ1S0};

        ΔY11 = ΔY10.

          (2)  If ΔY9, as so determined, is negative, then

        ΔY9 = 0;

        ΔY10 = (1)β{(1)Γ1S0Q0 - (1)Γ0S1Q1}/{(1)Γ1S0}; and

        ΔY11 = ΔY10.

        (2)β = (Y12 + Y13)/Q0.  The initial  value of β on the Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        (2)Γ0 =the  lesser of (A) the sum of (1) for  the II-A-1b  Component  of the II-A-1  Certificates,  the
II-A-2b  Component  of the II-A-2  Certificates  and the II-A-3b  Component of the II-A-3  Certificates  of the
product for each  Component of  (i) the monthly  interest rate (as limited by the Net Rate Cap, if  applicable)
for such  Component applicable  for  distributions to be made on such  Distribution Date and (ii) the aggregate
Certificate  Principal  Balance for such  Component after  distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior  Distribution  Date, (2) for the II-A-1a and II-A-1c  Components of the
II-A-1  Certificates,  the  II-A-2a  and  II-A-2c  Components  of the II-A-2  Certificates  and the II-A-3a and
II-A-3c Components of the II-A-3 Certificates,  the product for each Component of (i) the monthly interest rate
(as limited by the Net Rate Cap, if applicable) for such  Component applicable  for distributions to be made on such  Distribution  Date  and  (ii) the  aggregate  Certificate  Principal  Balance  for  such  Component after distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior  Distribution Date and (3) for all  Classes of Class M  and  Class B  Certificates  of the  product  for each  Class of  (i) (1)h0 multiplied  by the Net Rate Cap  applicable  to the a  Components  of the  Class II-A  Certificates  plus (2)h0 multiplied  by the Net Rate Cap  applicable  to the b  Components  of the  Class II-A  Certificates  plus (3)h0 multiplied  by the Net Rate Cap  applicable  to the c Components  of the  Class II-A  Certificates,  where each rate is stated as a monthly interest rate,  applicable for  distributions to be made on such  Distribution Date and (ii) the aggregate  Certificate  Principal  Balance for such Class  after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (B) S0*Q0.

        (2)Γ1  =      the lesser of (A) the sum of (1) for  the II-A-1b  Component of the II-A-1  Certificates,
the II-A-2b Component of the II-A-2  Certificates and the II-A-3b  Component of the II-A-3  Certificates of the
product for each  Component of  (i) the monthly  interest rate (as limited by the Net Rate Cap, if  applicable)
for such  Component applicable  for  distributions  to be made on then next  succeeding  Distribution  Date and
(ii) the aggregate Certificate  Principal Balance for such Component after  distributions and the allocation of
Realized  Losses  and Net  Deferred  Interest  on such  Distribution  Date,  (2) for  the II-A-1a  and  II-A-1c
Components of the II-A-1  Certificates,  the II-A-2a and II-A-2c Components of the II-A-2  Certificates and the
II-A-3a and II-A-3c  Components of the II-A-3  Certificates,  the product for each Component of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such  Component applicable  for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such  Component after  distributions  and the allocation of Realized  Losses and Net Deferred  Interest on such
Distribution  Date and (3) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of  (i)  (1)h1  multiplied  by the  Net  Rate  Cap  applicable  to  the a  Components  of the  Class II-A
Certificates  plus (2)h1  multiplied  by the Net Rate Cap  applicable  to the b  Components  of the  Class II-A
Certificates  plus (3)h1  multiplied  by the Net Rate Cap  applicable  to the c  Components  of the  Class II-A
Certificates,  where each rate is stated as a monthly  interest rate,  applicable for  distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate Principal Balance for such Class after  distributions  and the allocation of Realized Losses and Net Deferred Interest on such Distribution Date and (B) S1*Q1.

        Then, based on the foregoing definitions:

        ΔY12 = ((2)β/2){( (2)Γ0S1 - (2)Γ1S0)/S0S1};

        ΔY13 = (2)βΔQ - ΔY12; and

        ΔY14 = ΔY13,

        if both ΔY12 and ΔY13, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY13, as so determined, is negative, then

        ΔY13 = 0;

        ΔY12 = (2)β{(2)Γ1S0Q0 - (2)Γ0S1Q1}/{2S1S0Q1 - (2)Γ1S0};

        ΔY14 = ΔY13.

          (2)  If ΔY12, as so determined, is negative, then

        ΔY12 = 0;

        ΔY13 = (2)β{(2)Γ1S0Q0 - (2)Γ0S1Q1}/{(2)Γ1S0}; and

        ΔY14 = ΔY13.

        (3)β = (Y15 + Y16)/Q0.  The initial  value of β on the Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        (3)Γ0 =the  lesser of (A) the sum of (1) for  the II-A-1c  Component  of the II-A-1  Certificates,  the
II-A-2c  Component  of the II-A-2  Certificates  and the II-A-3c  Component of the II-A-3  Certificates  of the
product for each  Component of  (i) the monthly  interest rate (as limited by the Net Rate Cap, if  applicable)
for such  Component applicable  for  distributions to be made on such  Distribution Date and (ii) the aggregate
Certificate  Principal  Balance for such  Component after  distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior  Distribution  Date, (2) for the II-A-1a and II-A-1b  Components of the
II-A-1  Certificates,  the  II-A-2a  and  II-A-2b  Components  of the II-A-2  Certificates  and the II-A-3a and
II-A-3b Components of the II-A-3 Certificates,  the product for each Component of (i) the monthly interest rate
(as limited by the Net Rate Cap, if applicable) for such  Component applicable  for distributions to be made on such  Distribution  Date  and  (ii) the  aggregate  Certificate  Principal  Balance  for  such  Component after distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior  Distribution Date and (3) for all  Classes of Class M  and  Class B  Certificates  of the  product  for each  Class of  (i) (1)h0 multiplied  by the Net Rate Cap  applicable  to the a  Components  of the  Class II-A  Certificates  plus (2)h0 multiplied  by the Net Rate Cap  applicable  to the b  Components  of the  Class II-A  Certificates  plus (3)h0 multiplied  by the Net Rate Cap  applicable  to the c Components  of the  Class II-A  Certificates,  where each rate is stated as a monthly interest rate,  applicable for  distributions to be made on such  Distribution Date and (ii) the aggregate  Certificate  Principal  Balance for such Class  after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (B) S0*Q0.

        (3)Γ1  =      the lesser of (A) the sum of (1) for  the II-A-1c  Component of the II-A-1  Certificates,
the II-A-2c Component of the II-A-2  Certificates and the II-A-3c  Component of the II-A-3  Certificates of the
product for each  Component of  (i) the monthly  interest rate (as limited by the Net Rate Cap, if  applicable)
for such  Component applicable  for  distributions  to be made on then next  succeeding  Distribution  Date and
(ii) the aggregate Certificate  Principal Balance for such Component after  distributions and the allocation of
Realized  Losses  and Net  Deferred  Interest  on such  Distribution  Date,  (2) for  the II-A-1a  and  II-A-1b
Components of the II-A-1  Certificates,  the II-A-2a and II-A-2b Components of the II-A-2  Certificates and the
II-A-3a and II-A-3b  Components of the II-A-3  Certificates,  the product for each Component of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such  Component applicable  for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such  Component after  distributions  and the allocation of Realized  Losses and Net Deferred  Interest on such
Distribution  Date and (3) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of  (i)  (1)h1  multiplied  by the  Net  Rate  Cap  applicable  to  the a  Components  of the  Class II-A
Certificates  plus (2)h1  multiplied  by the Net Rate Cap  applicable  to the b  Components  of the  Class II-A
Certificates  plus (3)h1  multiplied  by the Net Rate Cap  applicable  to the c  Components  of the  Class II-A
Certificates,  where each rate is stated as a monthly  interest rate,  applicable for  distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate Principal Balance for such Class after  distributions  and the allocation of Realized Losses and Net Deferred Interest on such Distribution Date and (B) S1*Q1.

        Then, based on the foregoing definitions:

        ΔY15 = ((3)β/2){( (3)Γ0S1 - (3)Γ1S0)/S0S1};

        ΔY16 = (3)βΔQ - ΔY15; and

        ΔY17 = ΔY16,

        if both ΔY15 and ΔY16, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY16, as so determined, is negative, then

        ΔY16 = 0;

        ΔY15 = (3)β{(3)Γ1S0Q0 - (3)Γ0S1Q1}/{2S1S0Q1 - (3)Γ1S0};

        ΔY17 = ΔY16.

          (2)  If ΔY15, as so determined, is negative, then

        ΔY15 = 0;

        ΔY16 = (3)β{(3)Γ1S0Q0 - (3)Γ0S1Q1}/{(3)Γ1S0}; and

        ΔY17 = ΔY16.

        ΔY8 =  ΔQ - ΔY9 - ΔY10 - ΔY11 - ΔY12 - ΔY13 - ΔY14- ΔY15 - ΔY16 - ΔY17 - H (ΔY29 - ΔY30 - ΔY31 ).

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        ζ =    (Y19 + Y20)/M0.  The initial  value of ζ on the Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        Φ0 =   the lesser of (A) the sum of (1) for all Classes of Class III-A  Certificates of the product for each  Class of  (i) the  monthly  interest  rate (as  limited  by the Net Rate  Cap,  if  applicable)  for such
Class applicable  for  distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred
Interest on the prior  Distribution  Date and (2) for all Classes of Class M  and Class B  Certificates  of the
product  for each  Class of  (i) the Net Rate Cap  applicable  to the  Class III-A  Certificates,  stated  as a monthly interest rate,  applicable for distributions to be made on such  Distribution  Date, (ii) the aggregate
Certificate  Principal  Balance for such Class  after  distributions  and the allocation of Realized Losses and
Net  Deferred  Interest  on the prior  Distribution  Date and (iii) i0 and (B) T0*M0  reduced by the  insurance premium  payable  with  respect  to the  Class III-A-2  Certificates  from  proceeds  otherwise  available  for distribution on such Distribution date.

        Φ1  =  the lesser of (A) the sum of (1) for all Classes of Class III-A  Certificates of the product for each  Class of  (i) the  monthly  interest  rate (as  limited  by the Net Rate  Cap,  if  applicable)  for such
Class applicable  for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate
Certificate  Principal  Balance for such  Class after  distributions  and the allocation of Realized Losses and
Net  Deferred  Interest  to be made on such  Distribution  Date and (2) for all  Classes of Class M and Class B
Certificates  of  the  product  for  each  Class of  (i)  the  Net  Rate  Cap  applicable  to  the  Class III-A
Certificates,  stated  as a  monthly  interest  rate,  applicable  for  distributions  to be made  on the  next
succeeding  Distribution  Date,  (ii)  the  aggregate  Certificate  Principal  Balance  for such  Class   after
distributions  and the allocation of Realized Losses and Net Deferred  Interest to be made on such Distribution
Date and (iii) i1 and (B) T1*M1  reduced by the  insurance  premium  payable with respect to the  Class III-A-2
Certificates from proceeds otherwise available for distribution on the next succeeding Distribution date.

        Then, based on the foregoing definitions:

        ΔY19 = (ζ/2){( Φ0T1 - Φ1T0)/T0T1};

        ΔY20 = ζΔM - ΔY19; and

        ΔY21 = ΔY20; and

        ΔY18 = ΔM - ΔY19 - ΔY20 - ΔY21 - I (ΔY29 - ΔY30 - ΔY31 ),

        if both ΔY19 and ΔY20, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY20, as so determined, is negative, then

        ΔY20 = 0;

        ΔY19 = ζ{ Φ1T0M0 - Φ0T1P1}/{2T1T0M1 -  Φ1T0};

        ΔY21 = ΔY20; and

        ΔY18 = ΔM - ΔY19 - ΔY20 - ΔY21 - I (ΔY29 - ΔY30 - ΔY31 ).

         (2)   If ΔY19, as so determined, is negative, then

        ΔY19 = 0;

        ΔY20 = ζ{ Φ1T0M0 - Φ0T1M1}/{ Φ1T0};

        ΔY21 = ΔY20; and

        ΔY18 = ΔM - ΔY19 - ΔY20 - ΔY21 - I (ΔY29 - ΔY30 - ΔY31 ).

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        (1)π = (Y23 + Y24)/N0.  The initial  value of π on the Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        (1)Ψ0 =the lesser of (A) the sum of (1) for the Class of Class IV-A-1 Certificates,  the product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior
Distribution  Date,  (2) for the  Class IV-A-2  Certificates,  the  product  of (i) the Net  Rate  Cap for such
Class, stated as a monthly interest rate,  applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate Certificate  Principal Balance for such Class after  distributions and the allocation of
Realized  Losses and Net Deferred  Interest on the prior  Distribution  Date and (3) for all Classes of Class M and Class B  Certificates,  the product for each  Class of (i) the Net Rate Cap  applicable  to the  Class IV-A
Certificates,  stated as a monthly interest rate,  applicable for distributions to be made on such Distribution
Date, (ii) the aggregate  Certificate  Principal Balance for such Class  after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (iii) j0 and (B) U0*N0.

        (1)Ψ1  =      the lesser of (A) the sum of (1) for the  Class IV-A-1  Certificates,  the product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions  to be made  on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred
Interest to be made on such Distribution  Date, (2) for the Class IV-A-2  Certificates,  the product of (i) the
Net Rate Cap for such  Class, stated  as a monthly  interest rate,  applicable for  distributions to be made on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate  Principal  Balance  for such
Class after  distributions  and the  allocation  of  Realized  Losses  and Net  Deferred  Interest  on the such
Distribution  Date and (3) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of (i) the Net Rate Cap applicable to the  Class IV-A  Certificates,  stated as a monthly  interest rate, applicable  for  distributions  to be made  on the  next  succeeding  Distribution  Date,  (ii)  the  aggregate
Certificate  Principal  Balance for such Class  after  distributions  and the allocation of Realized Losses and
Net Deferred Interest to be made on such Distribution Date and (iii) j1 and (B) U1*N1.

        Then, based on the foregoing definitions:

        ΔY23 = ((1)π/2){ (1)ΨΓ0U1 - (1)Ψ1U0)/U0U1};

        ΔY24 = (1)πΔN - ΔY23; and

        ΔY25 = ΔY24,

        if both ΔY23 and ΔY24, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY24, as so determined, is negative, then

        ΔY24 = 0;

        ΔY23 = (1)π{ (1)Ψ1U0N0 - (1)Ψ0U1N1}/{2U1U0Q1 -  (1)Ψ1U0}; and

        ΔY25 = ΔY24.

        (2)    If ΔY23, as so determined, is negative, then

        ΔY23 = 0;

        ΔY24 = (1)π{ (1)Ψ1U0N0 - (1)Ψ0U1N1}/{ (1)Ψ1U0}; and

        ΔY25 = ΔY24.

        (2)π = (Y23 + Y24)/N0.  The initial  value of π on the Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        (2)Ψ0 =the lesser of (A) the sum of (1) for the Class of Class IV-A-2 Certificates,  the product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred  Interest on the prior
Distribution  Date,  (2) for the  Class IV-A-1  Certificates,  the  product  of (i) the Net  Rate  Cap for such
Class, stated as a monthly interest rate,  applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate Certificate  Principal Balance for such Class after  distributions and the allocation of
Realized  Losses and Net Deferred  Interest on the prior  Distribution  Date and (3) for all Classes of Class M and Class B  Certificates,  the product for each  Class of (i) the Net Rate Cap  applicable  to the  Class IV-A
Certificates,  stated as a monthly interest rate,  applicable for distributions to be made on such Distribution
Date, (ii) the aggregate  Certificate  Principal Balance for such Class  after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (iii) j0 and (B) U0*N0.

        (2)Ψ1  =      the lesser of (A) the sum of (1) for the  Class IV-A-2  Certificates,  the product of (i)
the monthly  interest  rate (as  limited by the Net Rate Cap,  if  applicable)  for such  Class applicable  for distributions  to be made  on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the allocation of Realized Losses and Net Deferred
Interest to be made on such Distribution  Date, (2) for the Class IV-A-1  Certificates,  the product of (i) the
Net Rate Cap for such  Class, stated  as a monthly  interest rate,  applicable for  distributions to be made on the  next  succeeding  Distribution  Date  and  (ii)  the  aggregate  Certificate  Principal  Balance  for such
Class after  distributions  and the  allocation  of  Realized  Losses  and Net  Deferred  Interest  on the such
Distribution  Date and (3) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of (i) the Net Rate Cap applicable to the  Class IV-A  Certificates,  stated as a monthly  interest rate, applicable  for  distributions  to be made  on the  next  succeeding  Distribution  Date,  (ii)  the  aggregate
Certificate  Principal  Balance for such Class  after  distributions  and the allocation of Realized Losses and
Net Deferred Interest to be made on such Distribution Date and (iii) j1 and (B) U1*N1.

        Then, based on the foregoing definitions:

        ΔY26 = ((2)π/2){ (2)Ψ0U1 - (2)Ψ1U0)/U0U1};

        ΔY27 = (2)πΔN - ΔY26; and

        ΔY28 = ΔY27,

        if both ΔY26 and ΔY27, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY27, as so determined, is negative, then

        ΔY27 = 0;

        ΔY26 = (2)π{ (2)Ψ1U0N0 - (2)Ψ0U1N1}/{2U1U0Q1 -  (2)Ψ1U0};

        ΔY28 = ΔY27.

        (2)    If ΔY26, as so determined, is negative, then

        ΔY26 = 0;

        ΔY27 = (2)π{ (2)Ψ1U0N0 - (2)Ψ0U1N1}/{ (2)Ψ1U0}; and

        ΔY28 = ΔY27.

        ΔY22 = ΔN - ΔY23 - ΔY24 - ΔY25 - ΔY26 - ΔY27 - ΔY28 - J (ΔY29 - ΔY30 - ΔY31 ).

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        ε =    (Y29 + Y30)/O0.  The initial  value of ε on the Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        ε0 =   the lesser of (A) the sum of (1) for all  Classes of Class A  Certificates  of the  product  for each Class of (i) the Net Rate Cap, stated as a monthly rate, for such  Class applicable  for  distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such Class after distributions  and the allocation of Net Deferred  Interest and Realized Losses on the prior  Distribution Date and (2) for all Classes of Class M and Class B  Certificates  of the product for each  Class of (i) the monthly interest rate (as limited by the Net Rate Cap, if applicable) for such  Class applicable  for  distributions to be made on such  Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such Class  after distributions  and the allocation of Net Deferred  Interest and Realized Losses on the prior  Distribution Date and (B) V0*O0.

        ε1  =  the lesser of (A) the sum of (1) for all  Classes of Class A  Certificates  of the  product  for each Class of (i) the Net Rate Cap,  stated as a monthly  interest  rate,  applicable for  distributions  to be made on the next succeeding  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such
Class after  distributions  and the allocation of Net Deferred  Interest and Realized Losses to be made on such
Distribution  Date and (2) for all  Classes  of  Class M  and  Class B  Certificates  of the  product  for each
Class of  (i)  the  monthly  interest  rate  (as  limited  by  the  Net  Rate  Cap,  if  applicable)  for  such
Class applicable  for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate
Certificate  Principal  Balance for such Class after  distributions and the allocation of Net Deferred Interest and Realized Losses to be made on such Distribution Date and (B) V1*O1.

        Then, based on the foregoing definitions:

        ΔY29 = (ε/2){( ε0V1 - ε1V0)/V0V1};

        ΔY30 = εΔO - ΔY29; and

        ΔY31 = ΔY30.

        if both ΔY29 and ΔY30, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY30, as so determined, is negative, then

        ΔY30 = 0;

        ΔY29 = ε{ ε1V0O0 - ε0V1O1}/{2V1V0O1 - ε1V0}; and

        ΔY31 = ΔY30.

         (2)   If ΔY29, as so determined, is negative, then

        ΔY29 = 0;

        ΔY30 = ε{ ε1V0O0 - ε0V1O1}/{ ε1V0}; and

        ΔY31 = ΔY30.

EXHIBIT A-1

FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCATED HERETO AND INCREASED TO THE EXTENT OF NET DEFERRED INTEREST ALLOCATED HERETO AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1	Adjustable Pass-Through Rate

Class A Senior

Date of Pooling and Servicing Agreement and Cut-off Date:
October 1, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date:
$___________

First Distribution Date:
November 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $____________

Servicer:
EMC Mortgage Corporation	CUSIP: _____________

Assumed Final Distribution Date:
November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and Realized Losses allocated hereto and will be increased to the extent of Net Deferred Interest allocated thereto, in each case, as set forth in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at

the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by       __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-2

FORM OF CLASS M CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE SENIOR CLASS X CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCATED HERETO AND INCREASED TO THE EXTENT OF NET DEFERRED INTEREST ALLOCATED HERETO AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EACH BENEFICIAL OWNER OF A CLASS M CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH “PLAN ASSETS”?OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1	Adjustable Pass-Through Rate

Class M Subordinate

Date of Pooling and Servicing Agreement and Cut-off Date:
October 1, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date:
$___________

First Distribution Date:
November 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $__________

Servicer:
EMC Mortgage Corporation	CUSIP: ___________

Assumed Final Distribution Date:
November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class M Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the

Trustee for that purpose and designated in such notice. The initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and Realized Losses allocated hereto and will be increased to the extent of Net Deferred Interest allocated thereto, in each case, as set forth in the Agreement.

Each beneficial owner of a Class M Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with “plan assets” of any Plan, (iii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class M Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by       __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-3

FORM OF CLASS B-[1][2][3] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS X AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCATED HERETO AND INCREASED TO THE EXTENT OF NET DEFERRED INTEREST ALLOCATED HERETO AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EACH BENEFICIAL OWNER OF A CLASS B-[1][2][3] CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH “PLAN ASSETS”? OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1	Adjustable Pass-Through Rate

Class B-[1][2][3] Subordinate

Date of Pooling and Servicing Agreement and Cut-off Date:
October 1, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date:
$______________

First Distribution Date:
November 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $_____________

Servicer:
EMC Mortgage Corporation	CUSIP: ___________

Assumed Final Distribution Date:
November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class B-[1][2][3] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (“SAMI II”), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and Realized Losses allocated hereto and will be increased to the extent of Net Deferred Interest allocated thereto, in each case, as set forth in the Agreement.

Each beneficial owner of a Class B-[1][2][3] Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with “plan assets” of any Plan, (iii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-[1][2][3] Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by       __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-4-1

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE AND THE

SERVICER AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

Certificate No.1	Percentage Interest: 100%

Class R

Date of Pooling and Servicing Agreement and Cut-off Date:
October 1, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date:
$_______

First Distribution Date:
November 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date:
$_______

Servicer:
EMC Mortgage Corporation	CUSIP: ___________

Assumed Final Distribution Date:
November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (“SAMI II”), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Seller, which purchaser may be the Seller, or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an “Institutional Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller or the Trustee in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Class R Certificate will be made unless the Trustee has received either (i) opinion of counsel for the benefit of the Trustee and the Servicer and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code, as amended (the “Code”) and will not subject the Servicer or the Trustee to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class R Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by       __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-4-2

FORM OF CLASS R-X CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE AND THE SERVICER AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT

WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

Certificate No.1	Percentage Interest: 100%

Class R-X

Date of Pooling and Servicing Agreement and Cut-off Date: October 1, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date: $_______

First Distribution Date: November 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $_______

Servicer: EMC Mortgage Corporation	CUSIP: ___________

Assumed Final Distribution Date: November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5
MORTGAGE PASS-THROUGH CERTIFICATE
SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class R-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (“SAMI II”), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Seller, which purchaser may be the Seller, or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an “Institutional Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller or the Trustee in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Class R-X Certificate will be made unless the Trustee has received either (i) opinion of counsel for the benefit of the Trustee and the Servicer and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code, as amended (the “Code”) and will not subject the Servicer or the Trustee to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the

EXHIBIT A-5

FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THE PRINCIPAL BALANCE OF THE PRINCIPAL COMPONENT OF THIS CERTIFICATE WILL BE DECREASED TO THE EXTENT OF DISTRIBUTIONS ALLOCABLE TO PRINCIPAL HEREON AND TO REALIZED LOSSES ALLOCABLE HERETO. IN ADDITION, IN THE EVENT THAT INTEREST ACCRUED ON THE NOTIONAL AMOUNT OF THIS CERTIFICATE IS REDUCED AS A RESULT OF THE ALLOCATION OF NET DEFERRED INTEREST ON THE RELATED MORTGAGE LOANS, AS DESCRIBED IN THE AGREEMENT, THE PRINCIPAL BALANCE OF THE PRINCIPAL COMPONENT OF THIS CERTIFICATE WILL INCREASE BY THE AMOUNT OF SUCH REDUCTION. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT AND PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS NOTIONAL AMOUNT AND PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

EACH BENEFICIAL OWNER OF A CLASS X CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH “PLAN ASSETS”? OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1	Adjustable Pass-Through Rate

Class X Senior

Date of Pooling and Servicing Agreement and Cut-off Date:
October 1, 2005	Aggregate Initial Current Notional Amount of the Certificates as of the Cut-off Date:
$__________

First Distribution Date:
November 25, 2005	Initial Current Notional Amount of this Certificate as of the Cut-off Date:
$__________

Initial Principal Balance of the Principal Component of this Certificate as of the Cut-off Date: $0
Servicer:
EMC Mortgage Company	CUSIP: ___________

Assumed Final Distribution Date:
November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (“SAMI II”), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Notional Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. Each of the initial Notional Amount of this Certificate and the initial principal balance of the principal component of this Certificate is set forth above. The principal balance of the principal component of this Certificate will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto. In the event that interest accrued on the Notional Amount of this Certificate is reduced as a result of the allocation of Net Deferred Interest on the related Mortgage Loans, as described in the Agreement, the principal balance of the principal component of this Certificate will increase by the amount of such reduction.

Each beneficial owner of a Class X Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with “plan assets” of any Plan, (iii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION
Not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by            __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-6

FORM OF CLASS M-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THE PRINCIPAL BALANCE OF THE PRINCIPAL COMPONENT OF THIS CERTIFICATE WILL BE DECREASED TO THE EXTENT OF DISTRIBUTIONS ALLOCABLE TO PRINCIPAL HEREON AND TO REALIZED LOSSES ALLOCABLE HERETO. IN ADDITION, IN THE EVENT THAT INTEREST ACCRUED ON THE NOTIONAL AMOUNT OF THIS CERTIFICATE IS REDUCED AS A RESULT OF THE ALLOCATION OF NET DEFERRED INTEREST ON THE RELATED MORTGAGE LOANS, AS DESCRIBED IN THE AGREEMENT, THE PRINCIPAL BALANCE OF THE PRINCIPAL COMPONENT OF THIS CERTIFICATE WILL INCREASE BY THE AMOUNT OF SUCH REDUCTION. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT AND PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS NOTIONAL AMOUNT AND PRINCIPAL BALANCE BY INQUIRY NAMED HEREIN.

EACH BENEFICIAL OWNER OF A CLASS M-X CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH “PLAN ASSETS”? OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1	Adjustable Pass-Through Rate

Class M-X Subordinate

Date of Pooling and Servicing Agreement and Cut-off Date:
October 1, 2005	Aggregate Initial Current Notional Amount of the Certificates as of the Cut-off Date:
$__________

First Distribution Date:
November 25, 2005	Initial Current Notional Amount of this Certificate as of the Cut-off Date:
$__________

Initial Principal Balance of the Principal Component of this Certificate as of the Cut-off Date: $0
Servicer:
EMC Mortgage Corporation	CUSIP: ___________

Assumed Final Distribution Date:
November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class M-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (“SAMI II”), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Notional Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. Each of the initial Notional Amount of this Certificate and the initial principal balance of the principal component of this Certificate is set forth above. The principal balance of the principal component of this Certificate will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto. In the event that interest accrued on the Notional Amount of this Certificate is reduced as a result of the allocation of Net Deferred Interest on the related Mortgage Loans, as described in the Agreement, the principal balance of the principal component of this Certificate will increase by the amount of such reduction.

Each beneficial owner of a Class M-X Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with “plan assets” of any Plan, (iii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class M-X Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by            __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-7

FORM OF CLASS B-[4][5][6] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS X, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND INCREASED TO THE EXTENT OF NET DEFERRED INTEREST ALLOCATED THERETO AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN

ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE AND THE SERVICER AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1	Adjustable Pass-Through Rate

Class B-[4][5][6] Crossed Subordinate

Date of Pooling and Servicing Agreement and Cut-off Date:
October 1, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date:
$__________

First Distribution Date:
November 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date:
$__________

Servicer:
EMC Mortgage Corporation	CUSIP: ___________

Assumed Final Distribution Date:
November 25, 2045

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class B-[4][5][6] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (“SAMI II”), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and Realized Losses allocated hereto and will be increased to the extent of Net Deferred Interest allocated thereto, in each case, as set forth in the Agreement.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an “Institutional Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Seller or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Class B-[4][5][6] Certificate will be made unless the Trustee has received either (i) opinion of counsel for the benefit of the Trustee, and which it may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code, as amended (the “Code”) and will not subject the Servicer or the Trustee to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION

Not in its individual capacity but solely as Trustee

By:

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-[4][5][6] Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION

Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:

Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by       __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT A-8

FORM OF CLASS XP CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE AND THE SERVICER AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1	Aggregate Initial Current Notional Amount of the Class XP Certificates as of the Cut-off Date:
$__________

Class XP Certificate

Date of Pooling and Servicing Agreement
and Cut-off Date:
October 1, 2005	Percentage Interest of this Certificate:
_____%

First Distribution Date:
November 25, 2005

Servicer:
EMC Mortgage Corporation	CUSIP: ___________

Assumed Final Distribution Date:
June 25, 2011

GREENPOINT MORTGAGE FUNDING TRUST 2005-AR5

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR5

evidencing a fractional undivided interest in the distributions allocable to the Class XP Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), EMC and Wells Fargo, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an “Institutional Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the

Seller or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Class XP Certificate will be made unless the Trustee has received either (i) opinion of counsel for the benefit of the Trustee and the Servicer and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code, as amended (the “Code”) and will not subject the Servicer or the Trustee to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the mailing of the final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and all related REO Property remaining in the Trust in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION

Not in its individual capacity but solely as Trustee

By:

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class XP Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION

Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee

By:

Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by          __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT B

MORTGAGE LOAN SCHEDULE

[On File With Trustee]

EXHIBIT C

[RESERVED]

EXHIBIT D

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, National Association
1015 10th Avenue
Minneapolis, Minnesota 55414
RE:

Pooling and Servicing Agreement, dated as of October 1, 2005 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association as trustee and EMC Mortgage Corporation, as servicer and seller, issuing GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____	1. Mortgage Paid in Full and proceeds have been deposited into the Custodial Account
_____	2.	Foreclosure
_____	3.	Substitution
_____	4.	Other Liquidation
_____	5.	Nonliquidation	Reason:
_____	6.	California Mortgage Loan paid in full

By:

(authorized signer)

Issuer:

Address:

Date:

EXHIBIT E

FORM OF TRANSFER AFFIDAVIT

Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes

STATE OF	)
	)	ss
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.            That he is [Title of Officer] of [Name of Investor] (record or beneficial owner of the GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5, Class R Certificates) (the “Class R Certificates”) (the A Owner@), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

2.            That the Owner (i) is not and will not be as of [Closing Date][date of purchase] a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) or an “electing large partnership” within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a “disqualified organization” means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.            That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.            That the Owner is aware of the tax imposed on a “pass-through entity” holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.            That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.            That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.05 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.            That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.	The Owner’s Taxpayer Identification Number is # _______________.

9.            This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

10.          That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1 (c) and recent amendments thereto, effective as of August 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

11.          That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

12.          That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

13.          The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

14.          The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

15.          (a)         The Purchaser hereby certifies, represents and warrants to, and covenants with the Company and the Trustee that the following statements in (1) or (2) are accurate:

(1)       The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the “Code”) (any of the foregoing, a “Plan”), (ii) are not being acquired with “plan assets” of a Plan within the meaning of the Department of Labor (“DOL”) regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA;

(2)          The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds (“Source”) being used by the Purchaser to acquire the Certificates, each of the following statements is accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser’s “general account;” (c) the conditions set forth in Prohibited Transaction Class Exemption (“PTCE”) 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

(b)          The Owner will provide the Trustee and the Company with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.

[NAME OF INVESTOR]

By:

[Name of Officer]

[Title of Officer]

[Address of Investor for receipt of distributions]

Address of Investor for receipt of tax information:

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

EXHIBIT F-1

FORM OF INVESTMENT LETTER (NON-RULE 144A)

______________,200___

Structured Asset Mortgage Investments II Inc.

383 Madison Avenue

New York, New York 10179

Wells Fargo Bank, National Association

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention: GreenPoint Mortgage Funding Trust 2005-AR5

Re:	GreenPoint Mortgage Funding Trust 2005-AR5

Mortgage Pass-Through Certificates, Series 2005-AR5

Ladies and Gentlemen:

______________ (the “Purchaser”) intends to purchase from ______________ (the “Seller”) $_________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2005-AR5, Class _____ (the “Certificates”), issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of October 1, 2005 among Structured Asset Mortgage Investments II Inc., as depositor (the “Seller”), EMC Mortgage Corporation, as servicer and seller and Wells Fargo Bank, National Association, as trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller and the Trustee that:

1.            The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Act”) or any state securities law, (b) the Seller is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.            The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.            The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501 (a) promulgated pursuant to the Act.

4.            The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Seller as has been requested by the Purchaser from the Seller or the Seller and is relevant to the Purchaser’s decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

5.            The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

7

6.            The Purchaser (if the Certificate is not rated at least “BBB-” or its equivalent by Fitch, S&P or Moody’s):

(a)      is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. §2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of DOL Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

Very truly yours,
[PURCHASER]

By:
Name:
Title:

8

EXHIBIT F-2

[FORM OF RULE 144A INVESTMENT REPRESENTATION]

Description of Rule 144A Securities, including numbers:

The undersigned seller, as registered holder (the “Seller”), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the “Buyer”).

In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the “1933 Act”), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another “qualified institutional buyer” as defined in Rule 144A under the 1933 Act.

The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer (as defined to the Pooling and Servicing Agreement, dated as of October 1, 2005 (the “Agreement”), among the Company, EMC and Wells Fargo Bank, N.A as trustee (the “Trustee”)) as follows:

The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

The Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

[3.          The Buyer (if the Rule 144A Securities are not rated at least “BBB-” or its equivalent by Fitch, S&P or Moody’s):

is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan within the meaning of the Department of Labor (“DOL”) regulation at 29 C.F.R. § 2510.3-101; or

is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of DOL Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4.            This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller	Print Name of Buyer
By: Name: Title:	By: Name: Title:
Taxpayer Identification	Taxpayer Identification:
No.	No:
Date:	Date:

ANNEX 1 TO EXHIBIT F

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $                                              in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the

Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

Will the Buyer be purchasing the Rule 144A
Yes	No	Securities only for the Buyer’s own account?

If the answer to the foregoing question is “no”, the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Buyer

By:

Name:

Title:

Date:

EXHIBIT F-3

FORM OF TRANSFEROR REPRESENTATION LETTER

, 20

Structured Asset Mortgage Investments II Inc.

383 Madison Avenue

New York, New York 10179

MORTGAGE PASS-THROUGH CERTIFICATE

`SERIES 2005-AR5

Wells Fargo Bank, National Association

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention: GreenPoint Mortgage Funding Trust 2005-AR5

Re:	Mortgage Pass-Through Certificates, Series 2005-AR5

Ladies and Gentlemen:

In connection with the sale by              (the “Seller”) to                    (the “Purchaser”) of $           Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2005-AR5 (the “Certificates”) pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among Structured Asset Mortgage Investments II Inc. (the “Company”), EMC Mortgage Corporation (“EMC”) and Wells Fargo Bank, National Association as trustee (the “Trustee”). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the “Act”), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The

Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

Very truly yours,

(Seller)

By:

Name:

Title:

EXHIBIT G

FORM OF CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the A Agreement=), dated as of October 31, 2005, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the A Trustee@), STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as company (together with any successor in interest, the A Company@), EMC MORTGAGE CORPORATION, as servicer (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the A Servicer@) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the A Custodian@).

WITNESSETH THAT:

WHEREAS, the Company, the Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of October 1, 2005, relating to the issuance of GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5 (as in effect on the date of this agreement, the A Original Pooling and Servicing Agreement, @ and as amended and supplemented from time to time, the A Pooling and Servicing Agreement=); and

WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company or the Servicer under the Pooling and Servicing Agreement and the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee the Company, the Servicer and the Custodian hereby agree as follows:

ARTICLE I.

DEFINITIONS

Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

ARTICLE II.

CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1.       Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a) receipt of the

Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the A Mortgage Files@) and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2.       Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee (with a copy to the Custodian) pursuant to the provisions of Section 2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

Section 2.3.	Review of Mortgage Files.

(1)          On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule attached hereto (the A Mortgage Loan Schedule@).

(2)          Within 90 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall deliver to the Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(3)          Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Seller and the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

(4)          In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

Section 2.4.       Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Company as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Servicer and the Trustee.

Section 2.5.       Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Mortgage Loan Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the purchase price therefore has been deposited in the Custodial Account or the Distribution Account, then the Custodian agrees to promptly release to the Mortgage Loan Seller the related Mortgage File.

Upon the Custodian=s receipt of a request for release (a A Request for Release@) substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by a Servicing Officer of the Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the Servicer the related Mortgage File. The Company shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan.

From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Servicer shall deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the related Servicer. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the related Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

At any time that the Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the Mortgage Loan Seller and the related Mortgage Note shall be endorsed without recourse, representation or warranty by the Trustee (unless such Mortgage Note was a MERS Loan and not endorsed to the Trustee) and be returned to the Mortgage Loan Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer.

Section 2.6.     Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III.

CONCERNING THE CUSTODIAN

Section 3.1.       Custodian as Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company or the Servicer or otherwise released from the possession of the Custodian.

Section 3.2.	Reserved.

Section 3.3.       Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4.       Custodian’s Fees and Expenses. The Trustee covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Trustee will pay or reimburse, from amounts held by it in the Distribution Account, the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith or to the extent that such cost or expense is indemnified by the Company or the Trust pursuant to the Pooling and Servicing Agreement.

Section 3.5.      Custodian May Resign Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

The Trustee may remove the Custodian at any time with the consent of the Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Servicer.

Section 3.6.       Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7.       Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV.

MISCELLANEOUS PROVISIONS

Section 4.1.      Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

Section 4.2.       Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Servicer or the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

Section 4.3.      GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.4.       Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust=s expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5.       Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address: 9062 Old Annapolis Road Columbia, Maryland 21045 Attention: Telecopy: Confirmation:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee By: Name: Title:
Address: 383 Madison Avenue New York, New York 10179	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. By: Name: Baron Silverstein Title: Vice President
Address: Mac Arthur Ridge II 909 Hidden Ridge Drive, Suite 200 Irvine, Texas 75038	EMC MORTGAGE CORPORATION, as Servicer By: Name: Title:
Address: 1015 10th Avenue Minneapolis, Minnesota 55414 Attention: GreenPoint Mortgage Funding Trust 2005-AR5 Telecopier: (612) 667-1068	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By: Name: Title:

STATE OF NEW YORK  )

)ss.:

COUNTY OF NEW YORK	)

On the 31st day of October, 2005, before me, a notary public in and for said State, personally appeared _______________, known to me to be a _________________of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association and acknowledged to me that such association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[SEAL]

STATE OF MARYLAND)

) ss.:

COUNTY OF HOWARD	)

On the 31st day of October, 2005, before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an _____________________ of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[SEAL]

STATE OF NEW YORK  )

)ss.:

COUNTY OF NEW YORK	)

On the 31st day of October, 2005, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)

)ss.:

COUNTY OF HOWARD	)

On the 31st day of October, 2005, before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an _____________________ of EMC Mortgage Corporation, a corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________________

Notary Public

[Notarial Seal]

EXHIBIT ONE

FORM OF CUSTODIAN INITIAL CERTIFICATION

__, 20__

Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, Maryland 21045	Structured Asset Mortgage Investments II Inc. 383 Madison Avenue New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.

GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

Re:

Custodial Agreement, dated as of October 31, 2005, by and among Wells Fargo Bank, National Association, Structured Asset Mortgage Investments II Inc. and EMC Mortgage Corporation relating to GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: _______________________________

Name:

Title:

EXHIBIT TWO

FORM OF CUSTODIAN INTERIM CERTIFICATION

_________, 20__

Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, Maryland 21045	Structured Asset Mortgage Investments II Inc. 383 Madison Avenue New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.

GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

Re:

Custodial Agreement, dated as of October 31, 2005, by and among Wells Fargo Bank, National Association, Structured Asset Mortgage Investments II Inc. and EMC Mortgage Corporation relating to GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

EXHIBIT THREE

FORM OF CUSTODIAN FINAL CERTIFICATION

__________, 20__

Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, Maryland 21045	Structured Asset Mortgage Investments II Inc. 383 Madison Avenue New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.

GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

Re:

Custodial Agreement, dated as of October 31, 2005, by and among Wells Fargo Bank, National Association, Structured Asset Mortgage Investments II Inc. and EMC Mortgage Corporation relating to GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02(b) of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, subject to any exceptions listed on Schedule A attached hereto, it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

(i)     The original Mortgage Note, endorsed without recourse (A) to the order of the Trustee or (B) in the case of a Mortgage Loan in the MERS System, in blank, and in each case showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or a lost note affidavit together with a copy of the related Mortgage Note;

(ii)    the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon;

(iii)   unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to A Wells Fargo Bank, National

Association, as Trustee@, with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon;

(iv)   all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

(v)    the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any,

(vi)   the original policy of title insurance or mortgagee=s certificate of title insurance or commitment or binder for title insurance, and

(vii)	originals of all modification agreements, if applicable and available.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

EXHIBIT H

FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

between

EMC MORTGAGE CORPORATION

as Mortgage Loan Seller

and

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

as Purchaser

Dated as of

October 31, 2005

Structured Asset Mortgage Investments II Inc.

GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5

TABLE OF CONTENTS
Page
SECTION 1.	Definitions.	1
SECTION 2.	Purchase and Sale of the Mortgage Loans and Related Rights.	3
SECTION 3.	Mortgage Loan Schedules.	4
SECTION 4.	Mortgage Loan Transfer.	4
SECTION 5.	Examination of Mortgage Files.	5
SECTION 6.	Recordation of Assignments of Mortgage.	7
SECTION 7.	Representations and Warranties of Mortgage Loan Seller Concerning the
	Mortgage Loans.	8
SECTION 8.	Representations and Warranties Concerning the Mortgage Loan Seller.	13
SECTION 9.	Representations and Warranties Concerning the Purchaser.	14
SECTION 10.	Conditions to Closing.	15
SECTION 11.	Fees and Expenses.	17
SECTION 12.	Accountants' Letters.	17
SECTION 13.	Indemnification.	18
SECTION 14.	Notices.	20
SECTION 15.	Transfer of Mortgage Loans.	20
SECTION 16.	Termination.	22
SECTION 17.	Representations, Warranties and Agreements to Survive Delivery	20
SECTION 18.	Severability.	21
SECTION 19.	Counterparts.	21
SECTION 20.	Amendment.	22
SECTION 21.	Governing Law.	21
SECTION 22.	Further Assurances.	21
SECTION 23.	Successors and Assigns.	21
SECTION 24.	The Mortgage Loan Seller and the Purchaser.	21
SECTION 25.	Entire Agreement.	21
SECTION 26.	No Partnership.	22
EXHIBIT 1	CONTENTS OF MORTGAGE FILE	E-1
EXHIBIT 2	MORTGAGE LOAN SCHEDULE INFORMATION	E-2-1
EXHIBIT 3	MORTGAGE LOAN SELLER'S INFORMATION	E-3
EXHIBIT 4	PURCHASER'S INFORMATION	E-4
EXHIBIT 5	SCHEDULE OF LOST NOTES	E-5
EXHIBIT 6	Standard & Poor’s LEVELS® Glossary, Version 5.6b Revised,
	Appendix E	E-6-1
SCHEDULE A	REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES	A-1
SCHEDULE B	MORTGAGE LOAN SCHEDULE	B-1

EXHIBITS AND SCHEDULE TO

MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1	Contents of Mortgage File
Exhibit 2	Mortgage Loan Schedule Information
Exhibit 3	Mortgage Loan Seller's Information
Exhibit 4	Purchaser's Information
Exhibit 5	Schedule of Lost Notes
Exhibit 6	Standard & Poor’s LEVELS® Glossary, Version 5.6b Revised, Appendix E
Schedule A	Required Ratings for Each Class of Certificates
Schedule B	Mortgage Loan Schedule

MORTGAGE LOAN PURCHASE AGREEMENT

MORTGAGE LOAN PURCHASE AGREEMENT, dated as of October 31, 2005, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "Mortgage Loan Seller"), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, adjustable rate, first lien negative amortization mortgage loans secured primarily by one- to four-family residential properties (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5 (the "Certificates"), under a pooling and servicing agreement, to be dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Wells Fargo Bank, National Association, as trustee (the "Trustee") and EMC Mortgage Corporation, as servicer (in such capacity, the “Servicer”) and seller.

The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-120916) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated October 28, 2005 to the Prospectus, dated December 20, 2004, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a terms agreement dated as of October 28, 2005 to an underwriting agreement dated July 29, 2003, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

Acquisition Price: Cash in amount agreed upon by the Mortgage Loan Seller and the Purchaser.

Bear Stearns: Bear, Stearns & Co. Inc.

Closing Date: October 31, 2005.

Cut-off Date: October 1, 2005.

Cut-off Date Balance: Approximately $1,433,385,839.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

Moody's: Moody's Investors Service, Inc., or its successors in interest.

Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

Mortgage File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

Mortgage Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

Mortgagor: The obligor(s) on a Mortgage Note.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Purchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be purchased by the Mortgage Loan Seller pursuant to this Agreement or Article II of the Pooling and Servicing Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of

_________________________

[1]	Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, and reduced by (c) any portion of the Servicing Compensation, Monthly Advances and advances payable to the purchaser of the Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

Rating Agencies: Standard & Poor's and Moody's, each a "Rating Agency."

Securities Act: The Securities Act of 1933, as amended.

Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

Servicer: EMC Mortgage Corporation.

Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights.

(i)           Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

(ii)          The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

(iii)         Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

3

(iv)        In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Servicing Agreements (other than its right to enforce the representations and warranties set forth therein).

SECTION 3. Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the “Preliminary Mortgage Loan Schedule”) setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

SECTION 4. Mortgage Loan Transfer.

(i)           The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest, received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest, received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

(ii)          Pursuant to various conveyance documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording" (y) in lieu of the Security Instrument, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Mortgage Loan Seller to such effect) the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 5, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(i) hereof.

(iii)        The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to Wells Fargo Bank, National Association, as Trustee for the benefit of the Certificateholders, on the date hereof.

SECTION 5.	Examination of Mortgage Files.

(i)           On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

(ii)          Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee, for the benefit of the Certificateholders, will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will execute and deliver or cause the Custodian to execute and deliver to the Mortgage Loan Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

(iii)         Pursuant to the Pooling and Servicing Agreement, within 90 days of the Closing Date, the Trustee will review or shall cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will execute and deliver, or cause to be executed and delivered, to the Mortgage Loan Seller and the Servicer an interim certification substantially in the form of Exhibit Two to the Custodial Agreement.

(iv)         Pursuant to the Pooling and Servicing Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof) the Trustee will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Servicer a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee is unable to deliver a final certification with respect to the items listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"), the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Mortgage Loan Seller or the Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

(v)          At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Mortgage Loan Seller and release or cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in its possession or in the possession of the Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

SECTION 6.	Recordation of Assignments of Mortgage.

(i)           The Mortgage Loan Seller shall, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment which relates to a Mortgage Loan if (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel has been provided to the Trustee which states that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan or (b) MERS is identified on the Mortgage or a properly recorded assignment of the Mortgage, as the mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Closing Date, the Trustee has not been provided an Opinion of Counsel as described above or received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above, the failure to provide evidence of recording or such Opinion of Counsel (in the alternative, if required) shall be considered a Material Defect, and the provisions of Section 5(iii) and (iv) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of Mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

(ii)          It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court of competent jurisdiction to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

SECTION 7.  Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

(i)           the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

(ii)          immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same to the Purchaser free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

(iii)         each Mortgage Loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

(iv)         (iv)       there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

(v)          the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

(vi)         no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

(vii)       each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

(viii)      there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xiii) below;

(ix)         there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

(x)          there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

(xi)         the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

(xii)       the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

(xiii)      a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

(xiv)      at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan;

(xv)        the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or

(iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

(xvi)      each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9) without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a “qualified mortgage” notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

(xvii)     each Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended;

(xviii)    none of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) “high cost home,” “covered” (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), “high risk home” or “predatory” loans under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(xix)      no Mortgage Loan (a) is a “high cost loan” or “covered loan” as applicable (as such terms are defined in Standard & Poor’s LEVELS® Glossary, Version 5.6c, Appendix E, attached hereto as Exhibit 6 or (b) was originated on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

(xx)        the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

(xxi)      with respect to each Mortgage Loan in Loan Group II, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan;

(xxii)     none of the Mortgage Loans in Loan Group II impose a prepayment penalty for a term in excess of five years from the origination date;

(xxiii) with respect to each Mortgage Loan in Loan Group II, information regarding the borrower credit files related to such Mortgage Loan has been furnished to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations;

(xxiv)    each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

(xxv)     each original Mortgage has been recorded or is in the process of being recorded in accordance with the requirements of Section 2.01 of the Pooling and Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

(xxvi)    the related Mortgage File contains each of the documents and instruments listed in Section 2.01 of the Pooling and Servicing Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;

(xxvii) the Mortgage Loans are currently being serviced in accordance with accepted servicing practices;

(xxviii) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan, and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination;

(xxix)    none of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act;

(xxx)     with respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Mortgage Loan Seller and each prepayment penalty is permitted pursuant to federal, state and local law, provided that (i) no Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated and (ii) such prepayment penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

(xxxi)    with respect to each Mortgage Loan in Loan Group II and originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the origination of such Mortgage Loan;

(xxxii)   no Mortgage Loan in Loan Group II is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

(xxxiii) no Mortgage Loan in Loan Group II that was originated on or after October 31, 2004, is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of such Mortgage Loan or interest in such Mortgage Loan to Fannie Mae, the terms of the arbitration are null and void and cannot be reinstated. The Seller hereby agrees that the Seller or the Servicer of the Mortgage Loans in Loan Group II will notify the borrower in writing within 60 days of the sale or transfer of such Mortgage Loan to Fannie Mae that the terms of arbitration are null and void;

(xxxiv) no borrower of a Mortgage Loan in Loan Group II was encouraged or required to select a product offered by such Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of such Mortgage Loan’s origination, such borrower did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan’s originator or any affiliate of that originator. If, at the time of loan application, the borrower may have qualified for a lower-cost product than offered by any mortgage lending affiliate of the Group II Loan’s originator, the such originator referred the borrower’s application to such affiliate for underwriting consideration;

(xxxv) the methodology used in underwriting the extension of credit for each Mortgage Loan in Loan Group II employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on such Mortgage Loan;

(xxxvi) With respect to any Mortgage Loan in Loan Group II that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to such loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to such loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) for loans originated on or after September 1, 2004, the duration of the prepayment period shall not exceed three (3) years from the date of the note, unless the loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period;

(xxxvii) no proceeds from any Mortgage Loan in Loan Group II were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan in Loan Group II;

(xxxviii) all points and fees related to each Mortgage Loan in Loan Group II were disclosed in writing to the mortgagor in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in Loan Group II in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no mortgagor was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan and such 5% limitation is calculated in accordance with

Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide; and

(xxxix) all fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan in Loan Group II has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser, the Certificate Insurer or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders, the Certificate Insurer or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedies under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof. It is understood by the parties hereto that a breach of the representations and warranties made in any of clause (xviii), (xix)(b), (xxi), (xxii), (xxiii) or (xxxi) of this Section 7 will be deemed to materially and adversely affect the value of the interests of the Purchaser, the Certificateholders, the Certificate Insurer or the Trustee in the related Mortgage Loan.

Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

SECTION 8.   Representations and Warranties Concerning the Mortgage Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

(i)           the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii)          the Mortgage Loan Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)         the execution and delivery by the Mortgage Loan Seller of this Agreement has been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)         the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)          this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)         there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller could reasonably be expected to be determined adversely to the Mortgage Loan Seller and if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vii)       the Mortgage Loan Seller's Information (identified in Exhibit 3 hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

SECTION 9.    Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

(i)           the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii)          the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)         the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)         the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(v)          this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)         there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vii)       the Purchaser's Information (identified in Exhibit 4 hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

SECTION 10.	Conditions to Closing.

(1)          The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)          Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

(b)          The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

(i)           If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)          If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

(iii)        The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

(iv)         A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto copies of the charter and by-laws of the Mortgage Loan Seller and evidence as to the good standing of the Mortgage Loan Seller dated as of a recent date;

(v)          One or more opinions of counsel from the Mortgage Loan Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

(vi)         A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A hereto the rating set forth therein; and

(vii)       Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

(c)          The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement, if applicable, shall have been issued and sold to Bear Stearns.

(d)          The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

(2)          The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)          The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

(b)          The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

(i)           If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(ii)          The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

(iii)         A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto copies of the Purchaser's articles of incorporation and by-laws, and evidence as to the good standing of the Purchaser dated as of a recent date;

(iv)         One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

(v)          Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

SECTION 11.  Fees and Expenses. Subject to Section 16 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator thereof to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(i) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

SECTION 12.	Accountants' Letters.

(i)           Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Terms - The Mortgage Pool" and "Description of the Mortgage Loans" and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield and Prepayment Considerations" in the Prospectus Supplement.

(ii)          To the extent statistical information with respect to the Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Servicer," a letter from the certified public accountant for the Servicer will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

SECTION 13.	Indemnification.

(i)           The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

(ii)          The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (a) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's

Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (b) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (c) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

(iii)         Promptly after receipt by an indemnified party under subsection (i) or (ii) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve such indemnified party from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (a) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (b) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (c) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

(iv)         If the indemnification provided for in paragraphs (i) and (ii) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

(v)          The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

SECTION 14.  Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)), Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a Business Day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next Business Day.

SECTION 15.  Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(i). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of a representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

SECTION 16.  Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(1) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(2) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

SECTION 17.  Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the closing of the transactions contemplated hereby or any Deleted Mortgage Loan.

SECTION 18.  Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

SECTION 19.  Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

SECTION 20.  Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

SECTION 21.  GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

SECTION 22.  Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

SECTION 23.  Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences and in Section 15 hereto, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

SECTION 24.  The Mortgage Loan Seller and the Purchaser. The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

SECTION 25.  Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

SECTION 26.  No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

SECTION 27. Third Party Beneficiary. The parties to this Agreement agree that the Certificate Issuer shall be a third party beneficiary of this Agreement.

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[MLPA]

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

EMC MORTGAGE CORPORATION

By:

Name:
Title:

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By:

Name: Baron Silverstein
Title:	Vice President

EXHIBIT 1
CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement:

(i)           The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit;

(ii)          The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their recording as specified in Section 2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

(iii)          Unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "Wells Fargo Bank, National Association, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified in Section 2.01(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording");

(iv)         All intervening assignments of the Security Instrument, if applicable and only to the extent available to the Mortgage Loan Seller with evidence of recording thereon;

(v)          The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

(vi)         The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

(vii)	The originals of all modification agreements, if applicable and available.

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EXHIBIT 2

MORTGAGE LOAN SCHEDULE INFORMATION

The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)	the loan number;

(b)	the Mortgagor's name;

(c)	the city, state and zip code of the Mortgaged Property;

(d)	the property type;

(e)	the Mortgage Interest Rate;

(f)	the Servicing Fee Rate;

(g)	the Net Rate;

(h)	the original term;

(i)	the maturity date;

(j)	the stated remaining term to maturity;

(k)	the original Principal Balance;

(1)	the first payment date;

(m)	the principal and interest payment in effect as of the Cut-off Date;

(n)	the unpaid Principal Balance as of the Cut-off Date;

(o)	the Loan-to-Value Ratio at origination;

(p)	the paid-through date;

(q)	the insurer of any Primary Mortgage Insurance Policy;

(r)	the Gross Margin, if applicable;

(s)	the Maximum Lifetime Mortgage Rate, if applicable;

(t)	the Minimum Lifetime Mortgage Rate, if applicable;

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(u)	the Periodic Rate Cap, if applicable;

(v)	the number of days delinquent, if any;

(w)	a code indicating whether the Mortgage Loan is negatively amortizing; and

(x)          which Mortgage Loans adjust after an initial fixed-rate period of one through five months.

Such schedule also shall set forth for all of the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

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EXHIBIT 3

MORTGAGE LOAN SELLER'S INFORMATION

All information in the Prospectus Supplement described under the following Sections: "SUMMARY OF TERMS -- The Mortgage Pool," "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

EXHIBIT 4

PURCHASER'S INFORMATION

All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.

EXHIBIT 5

SCHEDULE OF LOST NOTES

Available Upon Request

EXHIBIT 6

Standard & Poor’s LEVELS® Glossary, Version 5.6b Revised, Appendix E

REVISED July 11, 2005

APPENDIX E – Standard & Poor’s Anti-Predatory Lending Categorization

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor’s High Cost Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003	High Cost Home Loan
Cleveland Heights, OH	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003	Covered Loan
Colorado

Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq.

Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002

Covered Loan
Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective October 1, 2001	High Cost Home Loan
District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after January 28, 2003	Covered Loan

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Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective October 2, 2002	High Cost Home Loan
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	High Cost Home Loan
Georgia as amended (Mar. 7, 2003 – current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003	High Cost Home Loan
HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34 Effective October 1, 1995, amendments October 1, 2002	High Cost Loan
Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)	High Risk Home Loan
Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999	High Loan to Value Consumer Loan (id. § 16a-3-207) and;
High APR Consumer Loan (id. § 16a-3-308a)
Kentucky	2003 KY H.B. 287 – High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003	High Cost Home Loan
Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective September 29, 1995 and as amended from time to time	High Rate High Fee Mortgage

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Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq. Effective March 22, 2001 and amended from time to time	High Cost Home Loan
Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective October 1, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	High Cost Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	High Cost Home Loan
New York	N.Y. Banking Law Article 6-l Effective for applications made on or after April 1, 2003	High Cost Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	High Cost Home Loan
Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002	Covered Loan
Oklahoma	Consumer Credit Code (codified in various sections of Title 14A) Effective July 1, 2000; amended effective January 1, 2004	Subsection 10 Mortgage

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South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	High Cost Home Loan
West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002	West Virginia Mortgage Loan Act Loan

Standard & Poor’s Covered Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Covered Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective November 27, 2003 – July 5, 2004	Covered Home Loan

Standard & Poor’s Home Loan Categorization
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 – Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 – March 6, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	Home Loan

E-6-4

New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	Consumer Home Loan
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	Consumer Home Loan

E-6-5

SCHEDULE A

REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

Offered Certificates	S&P	Moody’s
Class I-A-1	AAA	Aaa
Class I-X-1	AAA	Aaa
Class I-A-2	AAA	Aaa
Class I-X-2	AAA	Aaa
Class II-A-1	AAA	Aaa
Class II-A-2	AAA	Aaa
Class II-X-1	AAA	Aaa
Class II-X-2	AAA	Aaa
Class II-X-3	AAA	Aaa
Class III-A-1	AAA	Aaa
Class III-A-2	AAA	Aaa
Class III-X-1	AAA	Aaa
Class IV-A-1	AAA	Aaa
Class IV-X-1	AAA	Aaa
Class IV-A-2	AAA	Aaa
Class IV-X-2	AAA	Aaa
Class M-X	AA	Aa2
Class M-1	AA+	Aa1
Class M-2	AA	Aa2
Class M-3	AA-	Aa3
Class M-4	A+	Aa3
Class M-5	A	A1
Class M-6	A-	A2
Class B-1	BBB+	A3
Class B-2	BBB	Baa1
Class B-3	BBB-	Baa2
Class R	AAA	NR

None of the above ratings has been lowered, qualified or withdrawn since the dates of issuance of such ratings by the Rating Agencies.

A-1

SCHEDULE B

MORTGAGE LOAN SCHEDULE

(Provided upon request)

EXHIBIT I

FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Wells Fargo Bank, National Association, a banking corporation, having a place of business at 9062 Old Annapolis Road, Columbia, Maryland, as Trustee (and in no personal or other representative capacity) under the Pooling and Servicing Agreement, dated as of October 1, 2005, by and among Structured Asset Mortgage Investments II Inc., the Trustee and EMC Mortgage Corporation (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement” capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to the GreenPoint Mortgage Funding Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5, hereby appoints _______________, in its capacity as Servicer under the Agreement, as the Trustee’s true and lawful Special Attorney-in-Fact, in the Trustee’s name, place and stead and for the Trustee’s benefit, but only in its capacity as Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees), or in respect of which the Trustee has a security interest or other lien, all as provided under the applicable Agreement and only to the extent the respective Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the “Mortgage Documents”).

This appointment shall apply to the following enumerated transactions under the Agreement only:

The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2.            The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.

3.            The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4.            The completion of loan assumption and modification agreements in respect of Mortgage Documents.

5.            The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.

6.            The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7.            The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

8.            With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

the substitution of trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;

b.	the preparation and issuance of statements of breach or non-performance;

c.	the preparation and filing of notices of default and/or notices of sale;

d.	the cancellation/rescission of notices of default and/or notices of sale;

e.	the taking of a deed in lieu of foreclosure; and

f.

the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

9.            Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.

10.          Endorse on behalf of the Trustee all checks, drafts and/or negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to the servicer in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS WHEREOF, the Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ___ day of ___ , 2005.

Wells Fargo Bank, National Association,

as Trustee

By:

Name:
Title:

WITNESS:	WITNESS:

_______________________________	_______________________________
Name:	Name:
Title:	Title:

STATE OF NEW YORK

SS

COUNTY OF NEW YORK

On ______________, 2005, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, personally known to me to be the person whose name is subscribed to the within instrument, and such person acknowledged to me that such person executed the within instrument in such person’s authorized capacity as a Senior Vice President of Wells Fargo Bank, National Association, and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.

WITNESS my hand and official seal.

______________________________

Notary Public

EXHIBIT J

[RESERVED]

EXHIBIT K

LOAN LEVEL FORMAT FOR TAPE INPUT,

SERVICER PERIOD REPORTING

The format for the tape should be:

1. Record length of 240

2. Blocking factor of 07 records per block

3. ASCII

4. Unlabeled tape

5. 6250 or 1600 BPI (please indicate)

COBOL
Field Name	Position	Length	"picture"

[Reserved]	001-002	2	"01"
Unit Code	003-004	2	" "
Loan Number	005-014	10	X(10)
Borrower Name	015-034	20	X(20)
Old Payment Amount	035-045	11	S9(9)V9(02)
Old Loan Rate	046-051	6	9(2)V9(04)
Servicer Fee Rate	052-057	6	9(2)V9(04)
Servicer Ending Balance	058-068	11	S9(9)V9(02)
Servicer Next Due Date	069-076	8	CCYYMMDD
Curtail Amt 1 - Before	077-087	11	S9(9)V9(02)
Curtail Date 1	088-095	8	CCYYMMDD
Curtail Amt 1 - After	096-106	11	S9(9)V9(02)
Curtail Amt 2 - Before	107-117	11	S9(9)V9(02)
Curtail Date 2	118-125	8	CCYYMMDD
Curtail Amt 2 - After	126-136	11	S9(9)V9(02)
Curtail Amt 3 - Before	137-147	11	S9(9)V9(02)
Curtail Date 3	148-155	8	CCYYMMDD
Curtail Amt 3 - After	156-166	11	S9(9)V9(02)
New Payment Amount	167-177	11	S9(9)V9(02)
New Loan Rate	178-183	6	9(2)V9(04)
Index Rate	184-189	6	9(2)V9(04)
Remaining Term	190-192	3	9(3)
Liquidation Amount	193-203	11	S9(9)V9(02)
Action Code	204-205	2	X(02)
Scheduled Principal	206-216	11	S9(9)V9(02)
Scheduled Interest	217-227	11	S9(9)V9(02)
Scheduled Ending Balance	228-238	11	S9(9)V9(02)
FILLER	239-240	2	X(02)

Trailer Record:

Number of Records	001-006	6	9(06)
FILLER	007-240	234	X(234)

Field Names and Descriptions:

Field Name	Description

[Reserved]	Hard code as "01" used internally

Unit Code	Hard code as " " used internally

Loan Number	Investor's loan number

Borrower Name	Last name of borrower

Old Payment Amount	P&I amount used for the applied payment

Old Loan Rate	Gross interest rate used for the applied payment

Servicer Fee Rate	Servicer's fee rate

Servicer Ending Balance	Ending actual balance after a payment has been applied

Servicer Next Due Date	Borrower's next due date for a payment

Curtailment Amount 1 - Before	Amount of curtailment applied before the payment

Curtailment Date 1	Date of curtailment should coincide with the payment date
applicable to the curtailment

Curtailment Amount 1 – After	Amount of curtailment applied after the payment

Curtailment Amount 2 - Before	Amount of curtailment applied before the payment

Curtailment Date 2	Date of curtailment should coincide with the payment date
applicable to the curtailment

Curtailment Amount 2 – After	Amount of curtailment applied after the payment

Curtailment Amount 3 - Before	Amount of curtailment applied before the payment

Curtailment Date 3	Date of curtailment should coincide with the payment date

applicable to the curtailment

Curtailment Amount 3 – After	Amount of curtailment applied after the payment

New Payment Amount                          For ARM, Equal, or Buydown loans, when a payment change

occurs, this is the scheduled payment

New Loan Rate	For ARM loans, when the gross interest rate change occurs,
this is the scheduled rate

Index Rate	For ARM loans, the index rate used in calculating the new
gross interest rate

Remaining Term      For ARM loans, the number of months left on the loan used to determine the new P&I amount

Liquidation Amount	The payoff amount of the loan

Action Code	For delinquent loans:
12 -- Relief Provisions
15 -- Bankruptcy/Litigation
20 -- Referred for Deed-in-lieu, short sale
30 -- Referred to attorney to begin foreclosure
60 -- Loan Paid in full
70 -- Real Estate Owned

Scheduled PrincipalAmount of principal from borrower payment due to bondholder

Scheduled Interest Amount of interest from borrower payment due to bondholder

Scheduled Ending Balance	Ending scheduled balance of loan

FILLER	Should be filled with spaces

EXHIBIT L

REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency

Name	Type	Size
Servicer Loan #	Number (Double)	8
Investor Loan #	Number (Double)	8
Borrower Name	Text	20
Address	Text	30
State	Text	2
Due Date	Date/Time	8
Action Code	Text	2
FC Received	Date/Time	8
File Referred to Atty	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion Date	Date/Time	8
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
RFD	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8

Actual REO Sale Date	Date/Time	8

•??????????Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions
15-Bankruptcy/Litigation
20-Referred for Deed-in-Lieu
30-Referred fore Foreclosure
60-Payoff
65-Repurchase
70-REO-Held for Sale
71-Third Party Sale/Condemnation
72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

ASUM-	Approved Assumption
BAP-	Borrower Assistance Program
CO-	Charge Off
DIL-	Deed-in-Lieu
FFA-	Formal Forbearance Agreement
MOD-	Loan Modification
PRE-	Pre-Sale
SS-	Short Sale
MISC-	Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

Mortgagor
Tenant
Unknown
Vacant

EXHIBIT M

[Reserved]

EXHIBIT N

[Reserved]

EXHIBIT O

[Provided Upon Request]